UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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VIRTUSA CORPORATION

(Name of Registrant as Specified In Its Charter)

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Dear Stockholders:
You are cordially invited to attend a special meeting of stockholders of Virtusa Corporation, a Delaware corporation (referred to as “Virtusa” or the “Company”), which will be held virtually on November 20, 2020 at 10:00 AM, Eastern Time, at https://www.cesonlineservices.com/vrtu20_vm, referred to as the “special meeting”.
At the special meeting, you will be asked to consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of September 9, 2020 (as it may be amended, supplemented or otherwise modified from time to time, referred to as the “merger agreement”), by and among Austin HoldCo Inc., a Delaware corporation, referred to as “Parent”, Austin BidCo Inc., a Delaware corporation and wholly owned subsidiary of Parent, referred to as the “merger subsidiary”, and the Company, which provides for the merger of the merger subsidiary with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent, referred to as the “merger”, on the terms in the merger agreement. Parent and the merger subsidiary are each controlled by investment funds affiliated with Baring Private Equity Asia Pte. Limited (referred to as “BPEA”), a private equity firm. If the merger is completed, immediately prior to the consummation of the merger, each share of preferred stock of the Company, designated as the Company’s 3.875% Series A Convertible Preferred Stock, par value $0.01 per share, referred to as “Virtusa Series A preferred stock”, shall be converted into shares of common stock, par value $0.01 per share, referred to as the “Virtusa common stock”, of the Company, and you will be entitled to receive $51.35 in cash, without interest and less any applicable withholding taxes, for each share of Virtusa common stock that you own as of immediately prior to the effective time of the merger, unless you seek and perfect your statutory appraisal rights under Delaware law. If you are a holder of Virtusa Series A preferred stock, pursuant to the merger agreement, the Company has agreed to take all actions necessary to facilitate any request by you to convert its Virtusa Series A preferred stock into Virtusa common stock. Under the voting agreement, which is described below in “How do the Company’s directors and executive officers intend to vote?”, you agree to submit all of your shares of Virtusa Series A preferred stock for conversion into shares of Virtusa common stock in accordance with the Certificate of Powers, Designations, Preferences and Rights of your Virtusa Series A preferred stock, with such conversion to only become effective immediately prior to the effective time of the merger in connection with the consummation of the merger.
After careful consideration, the Company’s board of directors (referred to as the “Virtusa Board”) unanimously: (i) approved and declared advisable the merger agreement and the other agreements contemplated by the merger agreement, the merger and the other transactions contemplated by the merger agreement and approved the execution, delivery and performance of the merger agreement and the other agreements contemplated by the merger agreement, (ii) determined that the terms of the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of the Company and its stockholders, (iii) resolved to recommend that the Company’s stockholders adopt the merger agreement and approve the merger in accordance with the General Corporation Law of the State of Delaware (referred to as the “DGCL”), (iv) rendered the limitations on business combinations contained in Section 203 of the DGCL inapplicable to the merger, the merger agreement, the other agreements contemplated by the merger agreement and the transactions contemplated thereby, and (v) elected that the merger not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws or regulations of any jurisdiction that may purport to be applicable to the merger agreement. Accordingly, the Virtusa Board recommends a vote “FOR” the proposal to adopt the merger agreement and “FOR” each of the other proposals to be voted on at the special meeting.
The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety.
Your vote is important, regardless of the number of shares of Virtusa capital stock you own. The merger cannot be completed unless the merger agreement is adopted by stockholders holding a majority of the outstanding shares of Virtusa common stock and Virtusa Series A preferred stock (voting on an as-converted basis, voting together as a single class) entitled to vote thereon at the special meeting. If you abstain from voting, fail to vote (via the Internet during the special meeting or by proxy) or fail to give voting instructions to your bank, broker or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement. Whether or not you plan to attend the special meeting virtually, we urge you to submit your proxy as soon as possible, whether over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. If you attend the special meeting and vote via the Internet, your vote will revoke any proxy that you have previously submitted. If you are a beneficial owner of shares of Virtusa common stock held in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions.
If you have any questions or need assistance voting your shares, please contact Virtusa’s proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Stockholders may call toll free: 1 (800) 322-2885
Banks and Brokers may call collect: 1 (212) 929-5500
Thank you for your ongoing support and continued interest in the Company. We look forward to seeing you virtually at the special meeting.
Very truly yours,
Kris Canekeratne
Chairman and Chief Executive Officer
The merger has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of the merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated October 20, 2020 and is first being mailed to holders of Virtusa common stock on or about October 20, 2020.

132 Turnpike Road, Suite 300
Southborough, Massachusetts 01772

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 20, 2020

Time and Date:	10:00 AM, Eastern Time, on November 20, 2020
Place:	Virtually via https://www.cesonlineservices.com/vrtu20_vm. If you plan to participate in the virtual meeting, you will need to pre-register by 10:00 AM, Eastern Time, on November 19, 2020. To pre-register for the meeting, please follow the instructions provided under “General Information” in the proxy statement accompanying this notice. Stockholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity. There will be no physical location for stockholders to attend. Stockholders may only participate online and must pre-register.
Purpose:
1.
To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of September 9, 2020 (as it may be amended, supplemented or otherwise modified from time to time, referred to as the “merger agreement”), by and among the Company, Austin HoldCo Inc., a Delaware corporation, referred to as “Parent”, and Austin BidCo Inc., a Delaware corporation and wholly owned subsidiary of Parent, referred to as the “merger subsidiary” (referred to as the “merger proposal”);

2.
To consider and vote on a non-binding, advisory proposal to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with the merger (referred to as the “advisory, non-binding compensation proposal”); and

3.
To consider and vote on a proposal to adjourn or postpone the special meeting to a later date or time, if necessary or appropriate as determined by the Company, to solicit additional proxies if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to approve the merger proposal (referred to as the “adjournment proposal”).

Record Date:	Only holders of shares of common stock, par value $0.01 per share (referred to as “Virtusa common stock”) and holders of shares of voting convertible preferred stock of the Company, designated as the Company’s 3.875% Series A Convertible Preferred Stock, par value $0.01 per share (referred to as “Virtusa Series A preferred stock” and, together with the common stock, the “Virtusa capital stock”), as of the close of business on October 9, 2020, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.
General:
The Company’s board of directors (referred to as the “Virtusa Board”) unanimously: (i) approved and declared advisable the merger agreement and the other agreements contemplated by the merger agreement, the merger and the other transactions contemplated by the merger agreement and approved the execution, delivery and performance of the merger agreement and the other agreements contemplated by the merger agreement, (ii) determined that the terms of the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of the Company and its stockholders, (iii) resolved to recommend that the Company’s stockholders adopt the merger agreement and approve the merger in accordance with the General Corporation Law of the State of Delaware (referred to as the “DGCL”), (iv) rendered the limitations on business combinations contained in Section 203 of the DGCL inapplicable to the merger, the merger agreement, the other agreements contemplated by the merger agreement and the transactions contemplated thereby, and (v) elected that the merger not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws or regulations of any jurisdiction that may purport to be applicable to the merger agreement. Accordingly, the Virtusa Board unanimously recommends that the Company’s stockholders vote “FOR” the merger proposal, “FOR” the advisory, non-binding compensation proposal and “FOR” the adjournment proposal.
Assuming a quorum is present, the merger proposal requires the affirmative vote of holders of a majority of the outstanding shares of Virtusa common stock and Virtusa Series A preferred stock (voting on an as-converted basis, voting together as a single class) entitled to vote on the merger proposal, and each of the advisory, non-binding compensation proposal and the adjournment proposal require the affirmative vote of the majority of shares of Virtusa common stock and Virtusa Series A preferred stock (voting on an as-converted basis, voting together as a single class) cast by all holders of Virtusa capital stock present virtually or represented by proxy at the special meeting and entitled to vote on the subject matter.
Completion of the merger is conditioned on, among other things, approval of the merger proposal by the holders of Virtusa capital stock.
Under Delaware law, Virtusa stockholders who do not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares of Virtusa common stock as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for appraisal prior to the vote on the merger proposal and comply with the other Delaware law procedures for exercising statutory appraisal rights, which are summarized in the section titled “Appraisal Rights” in the accompanying proxy statement. The applicable Delaware appraisal statute is also reproduced in its entirety in Annex C to the accompanying proxy statement.
Your vote is important, regardless of the number of shares of Virtusa capital stock you own. Whether or not you plan to attend the special meeting virtually, we urge you to submit your proxy as soon as possible, whether over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. If you attend the special meeting and vote via the Internet during the special meeting, your vote will revoke any proxy that you have previously submitted. If you are a beneficial owner of shares of Virtusa common stock held in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the merger proposal, without your instructions.
The foregoing matters are more fully described in the accompanying proxy statement, which forms a part of this notice and is incorporated herein by reference. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety. If you have any questions concerning the merger agreement, the merger or the other transactions contemplated by the merger agreement, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help submitting a proxy to have your shares of Virtusa capital stock voted, please contact Virtusa’s proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Stockholders may call toll free: 1 (800) 322-2885
Banks and Brokers may call collect: 1 (212) 929-5500
By order of the Board of Directors
Ranjan Kalia
Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Southborough, Massachusetts
October 20, 2020

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SUMMARY TERM SHEET
This summary term sheet highlights selected information in this proxy statement and may not contain all of the information about the merger agreement, the voting agreement or the merger and other transactions contemplated by the merger agreement and voting agreement that are important to you. You should carefully read this proxy statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the special meeting. You may obtain, without charge, copies of any of the documents we file with the Securities and Exchange Commission (referred to as the “SEC”) by following the instructions under the section of this proxy statement titled “Where You Can Find Additional Information.”
In this proxy statement,(i) the terms “we,” “us,” “our,” the “Company” and “Virtusa” refer to Virtusa Corporation; (ii) the term “Parent” refers to Austin HoldCo Inc.; (iii) the term “merger subsidiary” refers to Austin BidCo Inc.; (iv) the term “BPEA” refers individually and collectively, as applicable, to Baring Private Equity Asia Pte. Limited and its affiliated funds; (v) the term “merger agreement” refers to the Agreement and Plan of Merger, dated as of September 9, 2020, by and among Parent, the merger subsidiary and the Company, as the same may be amended, supplemented or otherwise modified from time to time; (vi) the term “Virtusa common stock” refers to the common stock, par value $0.01 per share, of the Company; (vii) the term “Virtusa Series A preferred stock” refers to the 3.875% Series A Convertible preferred stock, par value $0.01 per share, of the Company; (viii) the term “Virtusa capital stock” refers to Virtusa common stock and the Virtusa Series A preferred stock and (ix) the term “voting agreement” refers to the Voting Agreement, dated as of September 9, 2020, by and among Parent and the holders of Virtusa capital stock party thereto.
The Parties (page  24)
Virtusa Corporation.   Virtusa Corporation is a global provider of digital engineering and information technology outsourcing services that accelerate business outcomes for its clients. We support Forbes Global 2000 clients across large, consumer-facing industries like banking, financial services, insurance, healthcare, communications, technology, and media and entertainment, as these clients seek to improve their business performance through accelerating revenue growth, delivering compelling consumer experiences, improving operational efficiencies, and lowering overall IT costs. We provide services across the entire spectrum of the IT services lifecycle, from consulting, to technology and user experience design, development of IT applications, systems integration, digital engineering, testing and business assurance, and maintenance and support services, including cloud, infrastructure and managed services. We help our clients solve critical business problems by leveraging a combination of our distinctive consulting approach, unique platforming methodology, and deep domain and technology expertise.
We were formed in 1996 as Technology Providers, Inc., and changed our name to Virtusa Corporation in 2002. Our shares of Virtusa common stock are quoted on the Nasdaq Stock Market LLC (referred to as “Nasdaq”) under the symbol “VRTU.” Our principal executive office is located at:
Virtusa Corporation
132 Turnpike Road, Suite 300
Southborough, Massachusetts 01772
(508) 389-7300
Additional information about Virtusa is contained in its public filings, certain of which are incorporated by reference herein. See the sections of this proxy statement titled “Where You Can Find Additional Information” and “The Parties — Virtusa Corporation.”
Austin HoldCo Inc.   Parent was formed by entities affiliated with BPEA solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and any debt financing in connection with the merger. BPEA is one of the largest and most established private alternative investment firms in Asia. Upon completion of the merger, Virtusa will be a direct wholly owned subsidiary of Parent. See the section of this proxy statement titled “The Parties — Austin HoldCo Inc.”

Austin HoldCo Inc.
c/o Baring Private Equity Asia Pte. Limited
50 Collyer Quay
#11-03/04 OUE Bayfront
Singapore 049321
+65 6232 6330
Austin BidCo Inc.   The merger subsidiary is a wholly owned subsidiary of Parent and was formed by Parent solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and any debt financing in connection with the merger. Upon completion of the merger, the merger subsidiary will cease to exist. See the section of this proxy statement titled “The Parties — Austin BidCo Inc.”
Austin Bidco Inc.
c/o Baring Private Equity Asia Pte. Limited
50 Collyer Quay
#11-03/04 OUE Bayfront
Singapore 049321
+65 6232 6330
The Merger (page  34)
The Company, Parent and the merger subsidiary entered into the merger agreement on September 9, 2020. A copy of the merger agreement is included as Annex A to this proxy statement. On the terms and subject to the conditions set forth in the merger agreement and in accordance with the General Corporation Law of the State of Delaware (referred to as the “DGCL”), at the effective time of the merger, the merger subsidiary will merge with and into the Company, the separate corporate existence of the merger subsidiary will thereupon cease, and the Company will continue as the surviving corporation of the merger as a wholly owned subsidiary of Parent. From time to time in this proxy statement, we refer to the Company as it will exist after the completion of the merger as the “surviving corporation.”
At the effective time of the merger, and without any action by any stockholder, each share of Virtusa common stock that is outstanding immediately prior to the effective time of the merger (other than shares held by the Company as treasury stock, owned by Parent or the merger subsidiary or as to which holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL) will be automatically converted into the right to receive cash in an amount equal to $51.35, without interest and less any applicable withholding taxes, which is referred to as the “merger consideration.” Immediately prior to the effective time of the merger, each share of Virtusa Series A preferred stock will be converted into shares of Virtusa common stock, such shares of Virtusa common stock will be automatically converted into the right to receive the merger consideration in the merger.
The Special Meeting (page  25)
The special meeting will be held on November 20, 2020, at 10:00 AM Eastern Time, virtually via https://www.cesonlineservices.com/vrtu20_vm. At the special meeting, holders of Virtusa capital stock will be asked to, among other things, vote for the adoption of the merger agreement. Please see the section of this proxy statement titled “The Special Meeting” for additional information on the special meeting, including how to vote your shares of Virtusa capital stock.
Record Date and Stockholders Entitled to Vote; Vote Required (page  26)
Only holders of Virtusa capital stock of record as of the close of business on October 9, 2020, the record date for the special meeting, are entitled to receive notice of and to vote the shares of Virtusa capital stock they held on the record date at the special meeting. As of the close of business on the record date, 33,309,509, shares of Virtusa common stock were eligible to vote at the special meeting, of which 30,309,509 shares of Virtusa common stock were issued and outstanding and 3,000,000 shares of Virtusa common stock were issuable upon conversion of the 108,000 shares of Virtusa Series A preferred stock, which are issued and outstanding. On each of the proposals presented at the special meeting, each holder of Virtusa common stock and Virtusa Series A preferred stock is entitled to one vote for each share of Virtusa common stock held by such stockholder on the record date, with Virtusa Series A preferred stock voting on an as-converted to common stock basis. The adoption of the merger agreement by the holders of Virtusa capital stock requires the affirmative vote of stockholders holding a majority of the outstanding shares of Virtusa common stock and Virtusa Series A preferred stock (voting together as a single class on an as-converted basis) entitled to vote thereon as of the close of business on the record date. The approval of the advisory, non-binding compensation proposal and adjournment proposal each require the affirmative vote of the holders having a majority of the shares of Virtusa common stock and Virtusa Series A preferred stock (voting together as a single class on an as-converted basis to Virtusa common stock basis) cast by the holders of all Virtusa capital stock present virtually or represented by proxy at the meeting and entitled vote thereon.
Background of the Merger (page  34)
A description of the process we undertook that led to the proposed merger, including our discussions with Parent, is included in this proxy statement under “The Merger — Background of the Merger.”
Reasons for the Merger; Recommendation of the Virtusa Board (page  49)
After careful consideration, the Virtusa Board unanimously: (i) approved and declared advisable the merger agreement and the other agreements contemplated by the merger agreement, the merger and the other transactions contemplated by the merger agreement and approved the execution, delivery and performance of the merger agreement and the other agreements contemplated by the merger agreement, (ii) determined that the terms of the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of the Company and its stockholders, (iii) resolved to recommend that the Company’s stockholders adopt the merger agreement and approve the merger in accordance with the DGCL, (iv) rendered the limitations on business combinations contained in Section 203 of the DGCL inapplicable to the merger, the merger agreement, the other agreements contemplated by the merger agreement and the transactions contemplated thereby, and (v) elected that the merger not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws or regulations of any jurisdiction that may purport to be applicable to the merger agreement. Accordingly, the Virtusa Board recommends a vote “FOR” the merger proposal. The Virtusa Board also recommends a vote “FOR” the advisory, non-binding compensation proposal and “FOR” the adjournment proposal.
For a discussion of the material factors that the Virtusa Board considered in determining to recommend the adoption of the merger agreement, please see the section of this proxy statement titled “The Merger — Reasons for the Merger; Recommendation of the Virtusa Board.”
Opinion of Virtusa’s Financial Advisor (page  53)
Pursuant to an engagement letter, dated September 8, 2020, the Company retained J.P. Morgan Securities LLC (referred to as “J.P. Morgan”) as its financial advisor in connection with a possible acquisition of the Company and to deliver a fairness opinion in connection with the proposed merger.
At the meeting of the Virtusa Board on September 9, 2020, J.P. Morgan rendered its oral opinion to the Virtusa Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the merger consideration to be paid to the holders of shares of Virtusa common stock in the merger was fair, from a financial point of view, to such holders. J.P. Morgan subsequently confirmed its oral opinion by delivering its written opinion to the Virtusa Board, dated September 9, 2020, that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the merger consideration to be paid to the holders of shares of Virtusa common stock in the merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan, dated September 9, 2020, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s stockholders are urged to read the opinion in its entirety.
J.P. Morgan’s written opinion was addressed to the Virtusa Board (in its capacity as such) in connection with and for the purposes of its evaluation of the merger, was directed only to the merger consideration to be paid in the proposed merger and did not address any other aspect of the merger. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any class of securities, creditors or other constituencies of the Company, other than the holders of Virtusa common stock, or as to the underlying decision by the Company to engage in the merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the merger or any other matter.
For more information, see the section of this proxy statement titled “The Merger — Opinion of Virtusa’s Financial Advisor.”
Certain Effects of the Merger (page  64)
Upon the consummation of the merger, the merger subsidiary will be merged with and into the Company, the separate corporate existence of the merger subsidiary will thereupon cease, and the Company will continue to exist following the merger as a wholly owned subsidiary of Parent.
Following the consummation of the merger, shares of Virtusa common stock will be delisted from Nasdaq, and the registration of shares of Virtusa common stock under the Securities Exchange Act of 1934, as amended (referred to as the “Exchange Act”), will be terminated.
Effects on the Company if the Merger Is Not Completed (page  67)
In the event that the merger proposal does not receive the required approval from the holders of Virtusa capital stock, or if the merger is not completed for any other reason, the holders of Virtusa capital stock will continue to own their shares and will not receive any payment for their shares of Virtusa capital stock in connection with the merger. Instead, the Company will remain an independent public company, with the Virtusa common stock listed and traded on Nasdaq. Under certain circumstances, if the merger agreement is terminated, the Company may be obligated to pay to Parent a termination fee and reimburse Parent for certain expenses incurred in connection with the merger. Please see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses.”
Treatment of Equity and Equity-Based Awards (page  68)
For additional information regarding beneficial ownership of Virtusa capital stock by each of the Company’s directors and executive officers and beneficial ownership of Virtusa capital stock by all of such directors and executive officers as a group, please see the section titled “Security Ownership of Certain Beneficial Owners and Management.” Immediately prior to the effective time of the merger, each share of Virtusa Series A preferred stock will be converted into shares of Virtusa common stock. Upon the closing of the merger, each of the Company’s directors and executive officers will be entitled to receive, for each share of Virtusa common stock he or she holds as of the effective time of the merger, the same merger consideration in cash in the same manner as other holders of Virtusa common stock.
Treatment of Virtusa RSUs
The merger agreement provides that, at the effective time of the merger (i) each Virtusa restricted stock unit award (each referred to as a “Virtusa RSU”), whether vested or unvested, that is outstanding and held by a non-employee member of the Virtusa Board immediately prior to the effective time of the merger, (ii) each employee Virtusa RSU that is vested (after taking into account the effect of the merger) and outstanding immediately prior to the effective time of the merger and (iii) the “applicable percentage” (as defined below) of each employee Virtusa RSU that is unvested as of the effective time of the merger (after taking into account the effect of the merger), with the applicable percentage for any holder to be applied by the Company pro-rata across all of such holder’s unvested and outstanding Virtusa RSUs, by grant date (each Virtusa RSU in (i), (ii) and (iii), referred to as a “closing Virtusa RSU”) shall, immediately prior to the effective time of the merger, be cancelled and extinguished and, in exchange therefor, each former holder of any closing Virtusa RSU shall have the right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such closing Virtusa RSU immediately prior to the effective time of the merger and (y) the merger consideration (such amounts are referred to as “closing Virtusa RSU payments”). From and after the effective time of the merger, any such closing Virtusa RSU shall no longer be settleable in Virtusa common stock, but shall entitle the holder only to the closing Virtusa RSU payments. “Applicable percentage” as defined with more specificity in the merger agreement means the lesser of (i) 70% and (ii) the percentage of the aggregate number of Virtusa RSUs and Virtusa PRSUs that are unvested (after taking into account the effect of the merger) and outstanding immediately prior to the effective time of the merger with an aggregate value of at least $13,000,000.
In addition, at the effective time of the merger, by virtue of the merger and without any action on the part of the holders, each Virtusa RSU other than a closing Virtusa RSU (each referred to as an “assumed Virtusa RSU”) shall, immediately prior to the effective time of the merger, be cancelled and replaced with a conditional right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such assumed Virtusa RSU immediately prior to the effective time of the merger and (y) the merger consideration. Such cash amounts shall be paid no later than the Company’s next regular payday following the earliest of (A) the applicable vesting date, (B) the date that is 12 months following the closing date of the merger (referred to as the “retention date”) or (C) the date that is 60 days after the date the holder’s employment is terminated by the Company without “cause” (as defined in the merger agreement) or by the holder for “good reason” (as defined in the merger agreement).
Treatment of Virtusa PRSUs
The merger agreement provides that, at the effective time of the merger (i) each Virtusa performance stock unit award (each referred to as a “Virtusa PRSU”) that is vested (after taking into account the effect of the merger) and outstanding immediately prior to the effective time of the merger and (ii) the applicable percentage of any Virtusa PRSU that is unvested as of the effective time of the merger (after taking into account the effect of the merger), with the applicable percentage for any holder to be applied by the Company pro-rata across all of such holder’s unvested and outstanding Virtusa PRSUs, by grant date (each Virtusa PRSU in (i) and, (ii) referred to as a “closing Virtusa PRSU”) shall, immediately prior to the effective time of the merger, be cancelled and extinguished and, in exchange therefor, each former holder of any such closing Virtusa PRSU shall have the right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such closing Virtusa PRSU (with the aggregate number of shares of Virtusa common stock subject to such award deemed to be the target number of shares set forth in the applicable award agreement) immediately prior to the effective time of the merger and (y) the merger consideration (such amounts are referred to as “closing Virtusa PRSU payments”). From and after the effective time of the merger, any such closing Virtusa PRSU shall no longer be settleable in Virtusa common stock, but shall entitle the holder only to the payment of the closing Virtusa PRSU payments.
In addition, at the effective time of the merger, by virtue of the merger and without any action on the part of the holders, each Virtusa PRSU other than a closing Virtusa PRSU (each referred to as an “assumed Virtusa PRSU”) shall, immediately prior to the effective time of the merger, be cancelled and replaced with a conditional right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such assumed Virtusa PRSU (with the aggregate number of shares of Virtusa common stock subject to such award deemed to be the target number of shares set forth in the applicable award agreement and such awards will no longer be subject to any performance-based vesting conditions) immediately prior to the effective time of the merger and (y) the merger consideration. Such cash amounts shall be paid no later than the Company’s next regular payday following the earliest of (A) the applicable vesting date, (B) the retention date or (C) the date that is 60 days after the date the holder’s employment is terminated by the Company without cause or by the holder for good reason.
Treatment of Virtusa Options
The merger agreement provides that, at the effective time of the merger, each option to purchase Virtusa common stock that is outstanding immediately prior to the effective time (referred to as a “Virtusa option”), all of which were vested prior to the time the merger agreement was entered into, shall, immediately prior to the effective time of the merger, be cancelled and extinguished and, in exchange therefor, each former holder of any such Virtusa option shall have the right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such Virtusa option immediately prior to the effective time of the merger and (y) the merger consideration, less any per share exercise or purchase price of such Virtusa option immediately prior to such cancellation (such amounts referred to as “closing Virtusa option payments”). From and after the effective time of the merger, any such Virtusa option shall no longer be exercisable by the former holder thereof, but shall entitle such holder only to the payment of the closing Virtusa option payments.
Any Virtusa option that that has an exercise price equal to or greater than the merger consideration shall be cancelled without any cash payment or other consideration.
Interests of the Company’s Directors and Executive Officers in the Merger (page  67)
The Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. The members of the Virtusa Board were aware of and considered these interests in reaching the determination to approve the merger agreement and deem the merger agreement, the merger and the other transactions and agreements contemplated by the merger agreement to be advisable, fair to and in the best interests of the Company and its stockholders, and in recommending that the stockholders vote for the adoption of the merger agreement. These interests include:
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the Company’s directors hold Virtusa RSUs and Virtusa options and the Company’s executive officers hold Virtusa RSUs, Virtusa PRSUs and Virtusa options that will be afforded the treatment described immediately above under “Treatment of Equity and Equity-Based Awards”;

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the Company’s executive officers are party to executive agreements with the Company that provide for severance in the case of a qualifying termination of employment within 24 months following a change in control, which will include completion of the merger;

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one director of the Company is affiliated with an entity that owns Virtusa Series A preferred stock, which Virtusa Series A preferred stock will be converted into Virtusa common stock immediately prior to the consummation of the merger and which conversion shall be a “Make-Whole Fundamental Change” (as defined in the Certificate of Powers, Designations, Preferences and Rights of such Virtusa Series A preferred stock) and entitle the holder to receive additional shares of Virtusa common stock upon the conversion of the Virtusa Series A preferred stock; and

•
the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage following the merger under the merger agreement. Please see the section below titled “The Merger — Director and Officer Indemnification” and the section of this proxy statement titled “— The Merger Agreement — Indemnification of Directors and Officers and Insurance.”

Please see the section titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger” for additional information about these financial interests.
Virtusa Capital Stock Ownership of Directors and Executive Officers (page  107)
As of October 9, 2020, the directors and executive officers of Virtusa beneficially owned in the aggregate approximately 4,761,711 shares of Virtusa common stock, or approximately 14.3% of the outstanding shares of Virtusa capital stock (on an as converted to Virtusa common stock basis). In connection with the execution of the merger agreement, Parent entered into a voting agreement (referred to as the “voting agreement”), as further described in the in the section titled “Agreements Related to the Merger — Voting Agreement”, with The Orogen Group (referred to as “Orogen”) and the Company’s directors as of the date of the merger agreement and certain executive officers and stockholders. Orogen holds 108,000 shares of the Virtusa Series A preferred stock, and its chief executive officer, Vikram Pandit, is an independent member of the Virtusa Board. Orogen entered into the voting agreement under which it has agreed to vote all of Orogen’s Virtusa Series A preferred stock in favor of the merger. Orogen’s shares of Virtusa Series A preferred stock are convertible into approximately 3,000,000 shares of Virtusa common stock, as well as 31,912 shares of Virtusa common stock pursuant to a make-whole fundamental change payment as defined in the certificate of designations of the Series A preferred stock, which 31,912 shares of Virtusa common stock will not be issued or outstanding until conversion of the Virtusa Series A preferred stock and therefore are not eligible to vote at the special meeting, and represent approximately 9% of the voting power of the Company after giving effect to the conversion of the Virtusa Series A preferred stock. The Company’s directors as of the date of the merger agreement and executive officers have also entered into the voting agreement, and hold an additional approximate 5.3% of the voting power of the Company. We expect that each of these individuals will vote all of his or her shares of Virtusa capital stock in favor of each of the proposals to be presented at the special meeting.
Financing of the Merger; Limited Guarantee (page  67)
The obligation of Parent and the merger subsidiary to consummate the merger is not subject to any financing condition.
We anticipate that the total amount of funds necessary at closing to complete the merger and the related transactions will be approximately $2.3 billion in cash. This amount includes the funds needed to make the payment of the aggregate merger consideration and pay all other amounts required to be paid by Parent or the merger subsidiary in connection with the transactions contemplated by the merger agreement or the equity and debt commitment letters (including, without limitation, the repayment of indebtedness of the Company and its subsidiaries and the payment of all fees, costs and expenses required to be paid by Parent or the merger subsidiary at closing in connection with the transactions contemplated by the merger agreement or the equity and debt commitment letters).
In connection with the merger, the merger subsidiary received a debt commitment letter, entered into on September 9, 2020 (referred to as the “original debt commitment letter”), from Bank of America, N.A. and BofA Securities, Inc. (referred to as the “original debt commitment parties”) and a joinder letter, entered into on September 25, 2020 (referred to as the “joinder letter,” and the original debt commitment letter, as amended by the joinder letter, referred to as the “debt commitment letter”), among the Company, the original debt commitment parties, Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Deutsche Bank AG New York Branch, Deutsche Ban Cayman Islands Branch, HSBC Bank USA, National Association, HSBC Securities (USA) Inc. and Nomura Securities International, Inc. (collectively, together with the original debt commitment parties, referred to as the “debt commitment parties”) pursuant to which certain debt commitment parties will provide, subject to the conditions set forth in the debt commitment letter, to the merger subsidiary (and, after the closing of the merger, the surviving corporation) (each of the merger subsidiary and the Company in its capacity as borrower thereunder, the “borrower”) debt financing in an aggregate amount of up to $950 million, consisting of (i) a $125 million senior secured revolving credit loan facility (referred to as the “revolving facility”); (ii) a $600 million senior secured term loan facility (referred to as the “term facility” and together with the revolving facility, the “senior facilities”); and (iii) a senior unsecured bridge loan facility (referred to as the “senior bridge facility,” and together with the senior facilities, the “facilities”) in an aggregate amount of up to $300 million to the extent that some or all of the senior unsecured notes referred to in the next sentence are unable to be issued at or prior to the closing of the merger. In connection with the debt commitment letter, the merger subsidiary has engaged lead arrangers for an offering of up to $300 million aggregate principal amount of senior unsecured notes (referred to as the “senior notes”) in a Rule 144A or other private placement. The term loan facility, the senior notes and/or the senior bridge facility, and a portion of the revolving facility are expected to be drawn on the closing date of the merger for the purpose of financing a portion of the merger consideration, paying certain related fees and expenses and repaying certain indebtedness of the Company. The revolving facility is expected to be available on and after the closing date to provide funding for working capital and other general corporate purposes of the Company and its subsidiaries (such committed debt financing, together with any debt securities issued in lieu thereof unless the context requires otherwise, referred to as the “debt financing”).
Under the merger agreement, the Company is required to allow Parent a period of 17 consecutive business days to market the debt financing, provided that for purposes of the marketing period, November 26, 2020 and November 27, 2020 will not constitute a business day, if the marketing period has not ended on or prior to December 18, 2020, then the marketing period cannot commence earlier than January 4, 2021, and if the marketing period has not ended on or prior to August 20, 2021, then the marketing period cannot commence earlier than September 7, 2021. This marketing period is a period commencing upon the latest to occur of (i) the date that the quarterly financial statements for the fiscal quarter ended September 30, 2020 are received, (ii) the first day of the CFIUS review period, (iii) the date on which this proxy statement is mailed to the Company’s stockholders and (iv) November 9, 2020. Throughout that period, Parent shall have the Required Information (as defined in the merger agreement) and such Required Information shall be Compliant (as defined in the merger agreement).
In connection with the merger, Parent has received an equity commitment letter from each of The Baring Asia Private Equity Fund VII, L.P., The Baring Asia Private Equity Fund VII, L.P.1, and The Baring Asia Private Equity Fund VII, SCSp (referred to as, the “guarantors”) pursuant to which the guarantors committed, subject to the conditions set forth in the equity commitment letters, to contribute to Parent an aggregate maximum cash purchase price equal to the amount set forth in such guarantor’s equity commitment letter, with the three guarantors’ respective equity commitments collectively equaling in the aggregate up to approximately $1.39 billion, (subject to adjustments as set forth in the equity commitment letters) solely for the purpose of funding, to the extent necessary, a portion of the aggregate merger consideration required to be paid by Parent to consummate the transactions contemplated by the merger agreement. We refer to the financing contemplated by the equity commitment letters, as may be amended, restated, supplemented or otherwise modified from time to time, as the “equity financing,” and together with the debt financing, the “financing.”
In the merger agreement, Parent and the merger subsidiary have represented and warranted to the Company that the net proceeds of the financing when funded in accordance with the debt and equity commitment letters will in the aggregate be sufficient for the merger subsidiary and the surviving corporation to, pay the aggregate merger consideration and pay all other amounts required to be paid by Parent or the merger subsidiary in connection with the transactions contemplated by the merger agreement or the debt commitment letter or the equity commitment letters. In addition, to induce the Company to enter into the merger agreement, each of the three guarantors have executed a limited guarantee (referred to as the “limited guarantees”), each dated as of September 9, 2020, in favor of the Company. Under the limited guarantees, subject to the limitations described therein, each of the guarantors has absolutely, irrevocably and unconditionally guaranteed to the Company the due and punctual performance and discharge of a percentage of Parent’s obligation to pay (a) the Parent termination fee payable under the merger agreement, if, as and when the Parent termination fee becomes payable under the merger agreement or (b) monetary damages that may become payable under the merger agreement, together with any collection costs and any financing expenses (clauses (a) and (b) together referred to as the “guaranteed obligations”), provided that in no event will such amount exceed the Cap as defined in such guarantor’s limited guarantee. The three guarantors’ respective Caps collectively equal in the aggregate approximately $112 million.
For more information regarding the debt commitment letter, equity commitment letters and the financing, see the section of this proxy statement titled “The Merger — Financing of the Merger.” For more information regarding the limited guarantees, see the section of this proxy statement titled “The Merger — Limited Guarantees.”
Conditions of the Merger (page  98)
The obligations of the Company, Parent and the merger subsidiary to consummate the merger are subject to the satisfaction or waiver of various conditions on or prior to the effective time of the merger, including the following:
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adoption of the merger agreement by the Company’s stockholders;

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expiration or early termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (referred to as the “HSR Act” ), obtaining or making any consents, approvals or filings under any foreign antitrust laws, the absence of which would prohibit the consummation of the merger, and receipt of all clearances, approvals and or authorizations required by foreign antitrust laws, including approval from Australia’s Foreign Investment Review Advisory Board (see the section titled “The Merger — Regulatory Approvals Required for the Merger”);

•
the absence of any legal or regulatory restraints enjoining or otherwise prohibiting or making illegal the consummation of the merger; and

•
the obtaining of CFIUS approval.

Each party’s obligation to consummate the merger is also subject to the satisfaction or waiver of certain additional conditions, including:
•
subject to certain materiality and other qualifiers, the accuracy of the representations and warranties of the other party;

•
performance in all material respects by the other party of its obligations under the merger agreement;

•
the delivery of a customary closing certificate signed on behalf of the respective party by an officer of the party certifying certain conditions have been satisfied; and

•
in the case of Parent’s and the merger subsidiary’s obligations, the absence of a Company material adverse effect (which term is described in the section titled “The Merger Agreement — Representations and Warranties”); the conversion of all issued and outstanding shares of Virtusa Series A preferred stock into shares of Virtusa common stock immediately prior to the consummation of the merger; and the delivery of a customary payoff letter in connection with the repayment of all outstanding indebtedness under the Loan Agreement (as defined in the merger agreement).

The consummation of the merger is not conditioned upon Parent’s receipt of financing.
Before the closing, each of the Company, Parent and the merger subsidiary may waive any of the conditions to its obligation to consummate the merger even though one or more of the conditions described above has not been met, except where waiver is not permissible under applicable law. Please see the section of this proxy statement titled “The Merger Agreement — Conditions of the Merger.”
Regulatory Approvals Required for the Merger (page  78)
U.S. Antitrust.   The consummation of the merger is subject to review under the HSR Act. As described above in the section titled “— Conditions of the Merger,” the obligations of Parent and the Company to consummate the merger are subject to expiration or early termination of any applicable waiting period under the HSR Act. Under the HSR Act and the rules and regulations promulgated thereunder, the merger may not be completed until notifications have been filed and certain information has been furnished to the Federal Trade Commission (referred to as the “FTC”) and the Antitrust Division of the Department of Justice (referred to as the “DOJ”) and the specified waiting period has expired or been terminated. The Company and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the DOJ and the FTC on September 23, 2020, and both requested “early termination” of the waiting period. Both before and after the expiration or termination of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the merger on antitrust grounds.
Other Regulatory Notifications.   The consummation of the merger is also conditional on (1) foreign antitrust approvals from the German Federal Cartel Office and the Competition Commission of India, and (2) foreign investment and screening laws in Australia and New Zealand. The obligation of the parties to the merger agreement to consummate the merger is subject to receipt of such regulatory consents.
CFIUS Approval.   Under the merger agreement, the parties agreed to cooperate to submit a draft joint voluntary notice of the merger to the Committee on Foreign Investment in the United States (referred to as “CFIUS”) as soon as practicable after the date of the merger agreement. After receipt of confirmation that CFIUS has no further comments or inquiries related to the draft joint voluntary notice, the parties must promptly submit a formal joint voluntary notice to CFIUS. The parties will use their reasonable best efforts to comply at the earliest practicable time required by CFIUS or any CFIUS member agency with any request for additional information, documents or other materials, and will use their reasonable best efforts to cooperate with each other to resolve any investigation or other inquiry of CFIUS or any CFIUS member agency. Approval of the merger by CFIUS is a condition to each party’s obligations to complete the merger, and the parties’ completion of the merger is therefore contingent upon approval by CFIUS.

The merger agreement includes covenants obligating each of the parties to use reasonable best efforts to cause the merger to be consummated and to take certain actions to resolve objections under any antitrust laws. Among other things, the Company, Parent and the merger subsidiary have agreed to use their reasonable best efforts to (i) obtain all necessary actions or nonactions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings (including filings with governmental entities, if any) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity, (ii) obtain all necessary consents, approvals or waivers from third parties (provided, that neither the Company nor any of its subsidiaries will make or agree to make any payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or concede anything of monetary or economic value, for the purposes of obtaining any such third party consents without the prior consent of Parent), (iii) defend any lawsuits or other legal proceedings, whether judicial or administrative, challenging the merger agreement and (iv) execute and deliver any additional instruments necessary to consummate the transactions contemplated by the merger agreement and the other agreements contemplated thereby.
For more information regarding these covenants, see the section of this proxy statement titled “The Merger Agreement — Reasonable Best Efforts; Antitrust Filings.”
No-Shop; Virtusa Board Recommendation Change (page  89)
The merger agreement generally restricts the Company’s ability to solicit, initiate or encourage the submission of acquisition proposals (as defined below in the section titled “The Merger Agreement — No-Shop; Virtusa Board Recommendation Change”), from third parties (including by furnishing non-public information), to enter into, participate in or continue any discussions or negotiations with third parties regarding any acquisition proposals, to enter into any acquisition agreement with respect to an acquisition proposal or waive, terminate, modify, fail to enforce or release any person under any “standstill” or similar agreement.
Between the signing of the merger agreement and the adoption of the merger agreement by the Company’s stockholders, if the Virtusa Board receives an unsolicited, written bona fide acquisition proposal that was not solicited in breach of the merger agreement, and the Virtusa Board determines in good faith (after consultation with outside legal counsel and a financial advisor of nationally recognized reputation) constitutes or would reasonably be expected to lead to a superior proposal (as defined below in the section titled “The Merger Agreement — No-Shop; Virtusa Board Recommendation Change — Virtusa Board Recommendation Change”) and the Virtusa Board determines in good faith, after consultation with outside legal counsel, that the failure to take certain actions with respect to such acquisition would be inconsistent with its fiduciary duties under Delaware law, then, subject to providing Parent with prior notice thereof, the Virtusa Board may furnish non-public information to, and participate in discussions or negotiations with, the party that made the acquisition proposal.
The Virtusa Board generally is not permitted under the merger agreement to change its recommendation in favor of the adoption of the merger agreement. However, in certain circumstances, the Virtusa Board is permitted to withdraw, qualify or modify its recommendation in response to certain unforeseen, intervening events or to accept a superior proposal if, in either case, the Virtusa Board determines in good faith, after consultation with outside legal counsel and consultation with a financial advisor of nationally recognized reputation, that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under Delaware law, and subject to the procedures set forth in the merger agreement, the Company negotiates in good faith with Parent, if requested by Parent, for five business days (and for each subsequent material modification to a superior proposal or material change to an intervening event, over a three business day period) to make adjustment to the terms of the merger agreement and other transactions referenced therein so that the Virtusa Board’s fiduciary duties no longer require it to make a Virtusa Board recommendation change in response to the intervening event or so that the acquisition proposal no longer constitutes a superior proposal. See the section of this proxy statement titled “The Merger Agreement — No-Shop; Virtusa Board Recommendation Change — Virtusa Board Recommendation Change.”
Termination (page  99)
The merger agreement may be terminated at any time prior to the effective time of the merger in the following circumstances:

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by mutual written consent of Parent, the merger subsidiary and the Company at any time prior to the effective time of the merger;

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by either Parent or the Company if:

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the merger is not consummated on or before the day that is nine months after the date of the merger agreement (and if such day shall not be a business day, then the next following business day) (referred to as the “outside date”); provided, however, that no party shall be permitted to terminate the merger agreement on this basis if such party’s failure to fulfill any of its obligations under the merger agreement shall have been the primary reason that the closing shall not have occurred on or before the outside date; provided further, that if the antitrust and competition approvals or CFIUS approval closing conditions have not been satisfied by the outside date, then the outside date shall automatically extend by one three-month period (the outside date may not be extended in this manner more than once), it being understood that in no event shall the outside date be so extended to a date that is later than 12 months following the date of the merger agreement (an “outside date termination”);

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if any legal restraint that has the effect of preventing the consummation of the merger shall have become final and nonappealable; provided, however, that to the right to terminate the merger agreement on this basis is not be available to any party (or any affiliate of such party) whose breach of any representation, warranty, covenant or agreement set forth in the merger agreement has been the primary cause of, or resulted in, the issuance, promulgation, enforcement or entry of any such legal restraint; or

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if, upon a vote at a duly held meeting to obtain the requisite approval of the Company’s stockholders, the Company’s stockholders fail to adopt the merger agreement (referred to as a “stockholder vote termination”);

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by Parent if:

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the Company breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement or any agreement contemplated by the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the closing conditions and (ii) cannot be or has not been cured within 20 business days (or, if earlier, the outside date) after the giving of written notice to the Company of such breach (provided that Parent is not then in material breach of any representation, warranty or covenant contained in the merger agreement or any agreement contemplated by the merger agreement) (referred to as a “Company breach termination”); or

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(i) an adverse recommendation change has occurred; or (ii) the Company shall have breached in any material respect the no-shop provisions in the merger agreement (referred to as a “recommendation change termination”); and

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by the Company if:

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Parent breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement or any agreement contemplated by the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the closing conditions and (ii) cannot be or has not been cured within 20 business days (or, if earlier, the outside date) after the giving of written notice to Parent of such breach (provided that the Company is not then in material breach of any representation, warranty or covenant in the merger agreement or any agreement contemplated by the merger agreement) (referred to as a “Parent breach termination”);

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prior to the receipt of the requisite stockholder approval, the Company receives a superior proposal and determines to terminate the merger agreement in order to enter into a definitive agreement for such superior proposal; provided, however, that the Company shall have prior to or concurrently with such termination paid to Parent the Company termination fee (summarized below) (referred to as a “superior proposal termination”); or

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(i) all of the mutual closing conditions or conditions to the obligations of Parent and the merger subsidiary to effect the merger have been and remain satisfied or waived (by the party entitled to the benefit of such condition) (other than delivery of items to be delivered at the closing and other than satisfaction of those conditions that by their nature are to be satisfied by actions taken at the closing, which deliveries and conditions are capable at the time of termination of being satisfied if the closing were to occur at such time), (ii) Parent and the merger subsidiary fail to consummate the merger on the date on which the closing should have occurred pursuant to the merger agreement (referred to as the “scheduled closing date”), (iii) the Company has, on or after the scheduled closing date, notified Parent in writing at least three business days prior to termination that (A) Parent and the merger subsidiary failed to consummate the merger on the scheduled closing date, (B) during such three business day period, the Company stands ready and willing to consummate the transactions contemplated by the merger agreement and (C) the mutual closing conditions or conditions to the obligations of Parent and the merger subsidiary to effect the merger have been satisfied or waived (by the party entitled to the benefit of such condition) (other than delivery of items to be delivered at the closing and other than satisfaction of those conditions that by their nature are to be satisfied by actions taken at the closing, which deliveries and conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time) and will remain satisfied or waived throughout such three business day period, and (iv) Parent and the merger subsidiary fail to consummate the transactions contemplated by the merger agreement within three business days following the delivery of such notice specified in the immediately preceding clause (iii) (for the avoidance of doubt, it being understood that during such period of three business days following delivery of such notice, Parent shall not be entitled to terminate the merger agreement pursuant to the outside date termination) (referred to as a “closing failure termination”).
Termination Fees and Expenses (page  101)
Upon termination of the merger agreement under specified circumstances, including by the Company to accept a superior proposal, the Company will be required to pay Parent a termination fee (which is referred to as the “Company termination fee”) of $54,330,000 if (i) Parent terminates the merger agreement pursuant to the recommendation change termination; (ii) the Company terminates the merger agreement pursuant to the superior proposal termination; or (iii) an acquisition proposal has been made to the Company or to the stockholders of the Company generally or shall have otherwise become publicly known or any person shall have publicly announced an intention (whether or not condition and whether or not withdrawn) to make an acquisition proposal and thereafter (A) the merger agreement is terminated pursuant to the outside date termination, the stockholder vote termination or the Company breach termination and (B) within 12 months of such termination the Company or any of its subsidiaries enters into an acquisition agreement with respect to any acquisition proposal or any acquisition proposal is consummated, subject to certain limitations (solely for this clause (iii), the term acquisition proposal means an acquisition proposal, except that all references to 15% are instead deemed references to 50%).
If the merger agreement is terminated by either Parent or the Company pursuant to the stockholder vote termination, or by Parent pursuant to the Company breach termination, then the Company must pay to Parent, upon demand by Parent, the expenses (as defined in the merger agreement) incurred by Parent, up to $3,500,000 in the aggregate.
The merger agreement also provides that Parent will pay the Company a fee (which is referred to as the “Parent termination fee”) of $108,660,000 if a Parent breach termination occurs (with respect to a breach or failure to perform by Parent that this is the primary reason for the failure of the closing to be consummated) or a closing failure termination occurs. See “The Merger Agreement — Termination Fees and Expenses.”
Appraisal Rights (page  112)
Pursuant to Section 262 of the DGCL, Virtusa stockholders who do not vote in favor of adoption of the merger agreement, who continuously hold their shares of Virtusa common stock through the effective time of the merger and who otherwise comply with the applicable requirements of Section 262 of the DGCL have the right to seek appraisal of the fair value of their shares of Virtusa common stock, as determined by the Delaware Court of Chancery, if the merger is completed. The “fair value” of shares of Virtusa common stock as determined by the Delaware Court of Chancery could be greater than, the same as, or less than the per share merger consideration that stockholders would otherwise be entitled to receive under the terms of the merger agreement if they did not seek appraisal of their shares of Virtusa common stock.
The right to seek appraisal will be lost if a Virtusa stockholder votes “FOR” the merger proposal. However, abstaining or voting against adoption of the merger agreement is not in itself sufficient to perfect appraisal rights because additional actions must also be taken to perfect such rights. To exercise appraisal rights, Virtusa stockholders who wish to exercise the right to seek an appraisal of their shares must so advise the Company by submitting a written demand for appraisal (or by electronic transmission directed to an information processing system, if any, expressly designated for that purpose in the notice of appraisal) to the Company prior to the taking of the vote on the merger proposal at the special meeting, and must otherwise follow the applicable procedures and requirements prescribed by Section 262 of the DGCL. A person having a beneficial interest in shares of Virtusa common stock held of record in the name of another person, such as bank, broker or other nominee, must act promptly to cause the record holder to follow the steps required by Section 262 of the DGCL and in a timely manner to perfect appraisal rights. In view of the complexity of Section 262 of the DGCL, Virtusa stockholders that may wish to pursue appraisal rights are urged to consult their legal and financial advisors. In addition, under Section 262 of the DGCL, the Delaware Court of Chancery will dismiss any appraisal proceedings as to all stockholders who have perfected their appraisal rights unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of Virtusa common stock, (ii) the value of the per share merger consideration multiplied by the total number of shares of Virtusa common stock entitled to appraisal exceeds $1 million or (iii) the merger was approved pursuant to Sections 253 or 267 of the DGCL. See the section of this proxy statement titled “Appraisal Rights.”
Material U.S. Federal Income Tax Considerations (page  75)
The receipt of cash by a holder of Virtusa common stock who is a U.S. holder (as defined below in the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations”) in exchange for shares of Virtusa common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, if you are a U.S. holder, you will recognize gain or loss equal to the difference, if any, between the amount of cash you receive (or are deemed to receive) in the merger and your adjusted tax basis in the shares of Virtusa common stock converted into cash in the merger. If you are a holder of Virtusa common stock who is a non-U.S. holder (as defined below in the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations”), the merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States, or the Company is, or was during the relevant period, a U.S. real property holding corporation. Further, the merger may be a taxable transaction to you under non-U.S. tax laws, and you are encouraged to seek tax advice regarding such matters. Because individual circumstances may differ, we urge you to consult your own tax advisor to determine the particular tax effects to you.
You are urged to read the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations” for a more complete discussion of the material U.S. federal income tax consequences of the merger.
Current Price of Virtusa Common Stock (page  118)
The closing sale price of Virtusa common stock on Nasdaq on October 19, 2020, the most recent practicable date before the filing of this proxy statement, was $50.25. You are encouraged to obtain current market quotations for Virtusa common stock in connection with voting your shares of Virtusa common stock.
Additional Information (page  120)
You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov. See the section of this proxy statement titled “Where You Can Find Additional Information.”

Additionally, if you have any questions concerning the merger, the special meeting or accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Virtusa common stock, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Stockholders may call toll free: 1 (800) 322-2885
Banks and Brokers may call collect: 1 (212) 929-5500

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting and the merger. These questions and answers may not address all questions that may be important to you as a holder of Virtusa capital stock. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.
Why am I receiving this proxy statement?
On September 9, 2020, the Company entered into the merger agreement with Parent and the merger subsidiary. Pursuant to the merger agreement, the merger subsidiary will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent.
You are receiving this proxy statement in connection with the solicitation of proxies by the Virtusa Board in favor of the proposal to adopt the merger agreement and the other matters to be voted on at the special meeting described below under “— What proposals will be considered at the special meeting?”
As a holder of Virtusa capital stock, what will I receive in the merger?
Each share of Virtusa common stock that is outstanding immediately prior to the effective time of the merger (other than shares held by the Company as treasury stock, owned by Parent or the merger subsidiary or as to which the holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL) will be automatically converted into the right to receive cash in an amount equal to $51.35, without interest and less any applicable withholding taxes, which is referred to as the “merger consideration.”
Under the voting agreement, which is described below in “How do the Company’s directors and executive officers intend to vote?”, the holder of Virtusa Series A preferred stock, that is party to the voting agreement, which represent the only holders of Virtusa Series A preferred stock, has agreed to submit all of its shares of Virtusa Series A preferred stock for conversion into shares of Virtusa common stock in accordance with the Certificate of Powers, Designations, Preferences and Rights of such Virtusa Series A preferred stock, with such conversion to only become effective immediately prior to the effective time of the merger in connection with the consummation of the merger. It is a condition to Parent’s and the merger subsidiary’s obligations to effect the merger that all of the issued and outstanding shares of Series A preferred stock have been converted into shares of Virtusa common stock immediately prior to the consummation of the merger. Pursuant to the merger agreement, the Company agrees to take all actions necessary to facilitate any request by a holder of Virtusa Series A preferred stock to convert its Virtusa Series A preferred stock into Virtusa common stock immediately prior to the closing of the merger.
The exchange of shares of Virtusa common stock for cash pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. Please see the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations” for a more detailed description of the U.S. federal income tax consequences of the merger. You are urged to consult your own tax advisor for a full understanding of how the merger will affect you for federal, state, local and/or non-U.S. tax purposes.
How does the merger consideration compare to the recent trading price of Virtusa common stock?
The merger consideration of $51.35 per share represents a premium of approximately 27% over the Company’s closing stock price on September 9, 2020 (the last full trading day before the announcement of the transactions contemplated by the merger agreement). On October 19, 2020, the most recent practicable date before the filing of this proxy statement, the closing price of the Virtusa common stock was $50.25 per share.
What will happen to outstanding Company equity awards in the merger?
Vested Company Stock Awards: each Virtusa option, Virtusa RSU, and Virtusa PRSU (collectively referred to as “Company stock awards”) that is by its terms unexpired, unexercised, and outstanding and vested as of immediately prior to the effective time of the merger will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, less any per share exercise or purchase price of such Company stock award.
Independent Director Stock Awards: each Company stock award, whether vested or unvested, that is outstanding and held by a non-employee member of the Virtusa Board as of immediately prior to the effective time of the merger will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, less any per share exercise or purchase price of such Company stock award.
Unvested Company Stock Awards: the applicable percentage of each Company stock award that is by its terms unexpired, unexercised, and outstanding and unvested as of immediately prior to the effective time of the merger will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, less any per share exercise or purchase price of such Company stock award, with the applicable percentage for any holder to be applied by the Company pro-rata across all of such holder’s unvested and outstanding Company stock awards, by grant date and award type. The “applicable percentage” means the lesser of (i) 70% and (ii) the percentage of the aggregate number of shares subject to Company stock awards that are unvested (after taking into account the effect of the merger) and outstanding immediately prior to the effective time of the merger with an aggregate value of at least $13,000,000.
Each Company stock award that is by its terms unexpired, unexercised, and outstanding, and unvested, as of immediately prior to the effective time of the merger and that is not cancelled and converted into the right to receive an amount in cash as described in the immediately preceding paragraph will instead be cancelled and replaced with a conditional right to receive an amount in cash payable upon the earliest of (A) the applicable vesting date of the converted Company stock award, (B) the date that is 12 months after the closing date of the merger, or (C) the date that is 60 days after the holder’s employment is terminated by the Company without “cause” or by the holder for “good reason” (each as defined in the merger agreement).
When and where is the special meeting of our stockholders?
The special meeting will be held on November 20, 2020, at 10:00 AM, Eastern Time, virtually via https://www.cesonlineservices.com/vrtu20_vm.
Who is entitled to vote at the special meeting?
Only holders of record of Virtusa common stock and Virtusa Series A preferred stock as of the close of business on October 9, 2020, the record date for the special meeting, are entitled to vote the shares of Virtusa common stock and Virtusa Series A preferred stock they held as of the record date at the special meeting. As of the close of business on the record date, there were 30,309,509 shares of Virtusa common stock and 108,000 shares of Virtusa Series A preferred stock outstanding and entitled to vote. On each of the proposals presented at the special meeting, each holder of Virtusa common stock and Virtusa Series A preferred stock is entitled to one vote for each share of Virtusa common stock held by such stockholder on the record date, with Virtusa Series A preferred stock voting on an as-converted to common stock basis.
May I attend the special meeting and vote in person?
Virtusa is hosting the special meeting virtually via https://www.cesonlineservices.com/vrtu20_vm. There will be no physical location for stockholders to attend. Stockholders may only participate online and must pre-register. In order to attend the virtual-only meeting, you will need to pre-register by 10:00 AM, Eastern Time on November 19, 2020. If you are a stockholder of record, you may vote your shares virtually at the special meeting. In order to attend the virtual-only meeting, you will need to pre-register by 10:00 AM Eastern Time on November 19, 2020. To pre-register for the meeting, please follow these instructions:
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If your shares are registered in your name with our transfer agent and you wish to attend the virtual meeting, please go to https://www.CESVote.com, enter the control number you received on your proxy card to access the voting page, then click on the “Click here to pre-register for the online meeting” link at the top of the page.

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If you do not have your proxy card, you may pre-register to attend the virtual meeting by emailing your proof of ownership of shares of Virtusa capital stock as of October 9, 2020 to

VRTURegister@Proxy-Agent.com. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the special meeting with instructions for attending the virtual special meeting online.
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If your shares are not registered in your name with our transfer agent, but you are a beneficial owner and your shares are held by a broker, bank, financial institution or other nominee or intermediary in “street name” as of October 9, 2020, you may pre-register to attend the annual meeting by emailing VRTURegister@Proxy-Agent.com and attaching evidence that you beneficially owned shares of Virtusa capital stock as of October 9, 2020, which evidence may consist of a copy of the Voting Instruction Form (or Notice) provided by your broker, bank, financial institution or other nominee or intermediary, an account statement, or a letter or legal proxy from such custodian. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the special meeting with instructions for attending the virtual special meeting online.

If you hold your Virtusa capital stock in “street name,” you must obtain the appropriate documents from your broker, bank, trustee, or nominee, giving you the right to vote the shares at the special meeting. For beneficial owners of shares of Virtusa capital stock held in “street name,” in addition to providing identification as outlined for record holders above, you will need a legal proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the record date. Please note, however, that unless you have a legal proxy from your bank, broker or other nominee, you will not be able to vote any shares held in street name virtually at the special meeting. Please note that even if you plan to attend the special meeting, we recommend that you vote using the enclosed proxy card in advance, to ensure that your shares will be represented.
What proposals will be considered at the special meeting?
At the special meeting, holders of Virtusa capital stock will be asked to consider and vote on the following proposals:
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a proposal to approve and adopt the merger agreement (referred to as the “merger proposal”);

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a proposal to approve, on an advisory, non-binding basis, the specified compensation that may become payable to Virtusa’s named executive officers in connection with the merger (referred to as the “advisory, non-binding compensation proposal”); and

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a proposal to adjourn or postpone the stockholder meeting (referred to as the “adjournment proposal”).

Pursuant to Virtusa’s Amended and Restated By-Laws (referred to as the “by-laws”), the only business that will be transacted at the special meeting are the merger proposal, the advisory, non-binding compensation proposal and the adjournment proposal, as stated in the accompanying notice of the special meeting.
What constitutes a quorum for purposes of the special meeting?
The presence at the meeting in person, by means of remote communication in a manner, if any, authorized by the Virtusa board in its sole discretion, or represented by proxy, of the holders of a majority of the shares of Virtusa capital stock issued and outstanding and entitled to vote at the meeting, or 16,654,755 shares of Virtusa common stock, calculated on an as-converted to Virtusa common stock basis, will constitute a quorum for the transaction of business at the special meeting. The inspector of election appointed for the special meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum.
If a quorum is not present, the only business that can be transacted at the special meeting is the adjournment or postponement of the meeting to another date or time.
What vote of our stockholders is required to approve each of the proposals?
The approval of the merger proposal requires the affirmative vote of stockholders holding a majority of the outstanding shares of Virtusa common stock and Virtusa Series A preferred stock, voting together as a single class on an as-converted to Virtusa common stock basis, entitled to vote thereon as of the close of business on the record date. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
The approval of the advisory, non-binding compensation proposal requires the affirmative vote of the holders having a majority of shares of Virtusa common stock and Virtusa Series A preferred stock, voting together as a single class on an as-converted to Virtusa common stock basis, cast by the holders of all Virtusa capital stock present virtually or represented by proxy at the meeting and entitled to vote on the subject matter. Accordingly, abstentions, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, and broker non-votes will have no effect on the outcome of the advisory, non-binding compensation proposal.
The approval of the adjournment proposal requires the affirmative vote of the holders having a majority of shares of Virtusa common stock and Virtusa Series A preferred stock, voting together as a single class on an as-converted to Virtusa common stock basis, cast by the holders of all Virtusa capital stock present virtually or represented by proxy at the meeting and entitled to vote on the subject matter. Accordingly, abstentions, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, and broker non-votes will have no effect on the outcome of the advisory, non-binding compensation proposal.
What is a “broker non-vote”?
If a beneficial owner of shares of Virtusa common stock held in “street name” by a bank, broker or other nominee does not provide the organization that holds its shares with specific voting instructions, then, under applicable rules, the organization that holds its shares may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. The merger proposal and the advisory, non-binding compensation proposal are “non-discretionary” matters. The adjournment proposal is a “discretionary” matter. If the organization that holds the beneficial owner’s shares does not receive instructions from such stockholder on how to vote its shares on any proposal to be voted on at the special meeting, that bank, broker or other nominee will inform the inspector of election at the special meeting that it does not have authority to vote on any proposal at the special meeting with respect to such shares, and, furthermore, such shares will not be deemed to be in attendance at the meeting. This is generally referred to as a “broker non-vote.” However, if the bank, broker or other nominee receives instructions from such stockholder on how to vote its shares as to at least one proposal but not all of the proposals, the shares will be voted as instructed on the proposal as to which voting instructions have been given but will not be voted on the other, uninstructed proposal(s).
How does the Virtusa Board recommend that I vote?
The Virtusa Board recommends a vote “FOR” the merger proposal, “FOR” the advisory, non-binding compensation proposal and “FOR” the adjournment proposal.
For a discussion of the factors that the Virtusa Board considered in determining to recommend that the Company’s stockholders adopt and approve of the merger agreement, please see the section of this proxy statement titled “The Merger — Reasons for the Merger; Recommendation of the Virtusa Board.” In addition, in considering the recommendation of the Virtusa Board with respect to the merger agreement, you should be aware that certain of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company’s stockholders generally. Please see the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
How do the Company’s directors and executive officers intend to vote?
As of October 9, 2020, the directors and executive officers of Virtusa beneficially owned in the aggregate approximately 4,761,711 shares of Virtusa common stock, or approximately 14.3% of the outstanding shares of Virtusa common stock calculated on a fully-diluted basis, at such time. In connection with the execution of the merger agreement, Parent entered into the voting agreement, as further described in the in the section titled “Agreements Related to the Merger — The Voting Agreement,” with The Orogen Group (referred to as “Orogen”) and the Company’s directors as of the date of the merger agreement and certain executive officers and stockholders. Orogen holds 108,000 shares of the Virtusa Series A preferred stock, and its chief executive officer, Vikram Pandit, who is an independent member of the Virtusa Board. Orogen entered into the voting agreement under which it has agreed to vote all of Orogen’s Virtusa Series A preferred stock in favor of the merger. Orogen’s shares of Virtusa Series A preferred stock are convertible into approximately 3,000,000 shares of Virtusa common stock, as well as 31,912 shares of Virtusa common stock pursuant to a make-whole fundamental change payment as defined in the certificate of designations of the Series A preferred stock, which 31,912 shares of Virtusa common stock will not be issued or outstanding until conversion of the Virtusa Series A preferred stock and therefore are not eligible to vote at the special meeting, and represent approximately 9% of the voting power of the Company after giving effect to the conversion of the Virtusa Series A preferred stock. The Company’s directors as of the date of the merger agreement and executive officers have also entered into the voting agreement, and hold an additional approximate 5.3% of the voting power of the Company.
Have any other of the Company’s stockholders agreed to vote in favor of the merger agreement?
Pursuant to a settlement agreement, dated October 6, 2020, between the Company and New Mountain Vantage Advisers, L.L.C. (referred to as “NMV”), NMV entered into a voting agreement, as further described in the section titled “Agreements Related to the Merger — NMV Voting Agreement”, with the Company, pursuant to which NMV agreed to vote in favor of the merger proposal. NMV economically owns approximately 10.8% of the outstanding shares of Virtusa common stock.
Why am I being asked to cast an advisory, non-binding vote to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with the merger?
The SEC, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, adopted rules that require the Company to seek an advisory (non-binding) vote with respect to certain payments that may be made to the Company’s named executive officers in connection with the merger.
What will happen if the Company’s stockholders do not approve the advisory, non-binding compensation proposal?
The vote on the advisory, non-binding compensation proposal is a vote separate and apart from the vote to adopt the merger agreement. Because the vote on the advisory, non-binding compensation proposal is advisory only, it will not be binding on Virtusa, the Virtusa Board, Parent or the surviving corporation. Accordingly, because Virtusa is contractually obligated to pay the compensation, if the merger agreement is adopted by the holders of Virtusa common stock and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory, non-binding vote.
What happens if I sell my shares of Virtusa capital stock before the special meeting?
The record date for the special meeting is earlier than the date of the special meeting. If you sell or transfer your shares of Virtusa capital stock after the record date, but before the special meeting, you will retain your right to vote such shares at the special meeting. However, the right to receive the merger consideration will pass to the person to whom you transferred your shares. In order to receive the merger consideration in connection with the merger, you must hold your shares of Virtusa capital stock through the effective time of the merger.
How do I cast my vote if I am a stockholder of record?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by the Company.

If you are a stockholder of record as of the record date, you may vote such shares via the Internet during the special meeting or by submitting your proxy via the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. For more detailed instructions on how to vote using one of these methods, please see the section of this proxy statement titled “The Special Meeting — Voting Procedures.”
If you are a holder of record of shares of Virtusa capital stock and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies will vote your shares in favor of each of the merger proposal, the advisory, non-binding compensation proposal and the adjournment proposal.
How do I cast my vote if my shares of Virtusa capital stock are held in “street name” by my bank, broker or other nominee?
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of Virtusa capital stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record.
If you are a beneficial owner of shares of Virtusa capital stock held in “street name,” you must follow the instructions from your bank, broker or other nominee in order to vote such shares. Your bank, broker or other nominee will vote your shares only if you provide instructions on how to vote by properly completing the voting instruction form sent to you by your bank, broker or other nominee with this proxy statement. Without providing those instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the merger proposal.
What will happen if I abstain from voting or fail to vote on any of the proposals?
If you abstain from voting, fail to cast your vote via the Internet during the special meeting or by proxy or fail to give voting instructions to your broker, it will have the same effect as a vote “AGAINST” the merger proposal.
Assuming a quorum is present at the special meeting, abstentions, failures to vote and “broker non-votes” will have no effect on the outcome of the advisory, non-binding compensation proposal or the adjournment proposal.
Can I change my vote after I have delivered my proxy or my voting instructions?
Yes. If you are a stockholder with shares of Virtusa capital stock registered in your name, unless you have executed a voting agreement, you may revoke your proxy at any time prior to the time it is voted by filing with the Secretary of the Company an instrument revoking the proxy (by submitting a new proxy bearing a later date, by using the telephone or Internet proxy submission procedures described under “The Special Meeting — Voting Procedures”) or by attending the special meeting and voting by ballot. Merely attending the special meeting will not, by itself, revoke a proxy. Please note, however, that only your last-dated proxy or your vote by ballot will count. If you want to revoke your proxy by sending a new proxy card or an instrument revoking the proxy to the Company, you should ensure that you send your new proxy card or instrument revoking the proxy in sufficient time for it to be received by the Company prior to the special meeting. If you are a beneficial owner of shares of Virtusa capital stock held in “street name,” you must contact your bank, broker or other nominee to change your vote or obtain a legal proxy to vote your shares by ballot via the Internet at the special meeting.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if you hold your shares of Virtusa capital stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of Virtusa capital stock. If you are a holder of Virtusa capital stock of record and your shares of Virtusa capital stock are registered in more than one name, you will receive more than one proxy card. Please submit each proxy and voting instruction card that you receive to ensure that all your shares of Virtusa capital stock are voted.
If I hold my shares of Virtusa capital stock in certificated form, should I send in my stock certificates now?
No. Promptly after the effective time of the merger, each holder of a certificate representing shares of Virtusa capital stock that have been converted into the right to receive the merger consideration will be sent a letter of transmittal describing the procedure for surrendering his, her or its shares in exchange for the merger consideration. If you hold your shares in certificated form, you will receive your cash payment after the paying agent receives your stock certificates and any other documents requested in the instructions. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal. If you hold shares of Virtusa capital stock in uncertificated, book-entry form, you will not be required to deliver a stock certificate, and you will receive your cash payment after the payment agent receives an “agent’s message” and any other documents requested in the instructions.
Where can I find the voting results of the special meeting?
If available, the Company may announce preliminary voting results at the conclusion of the special meeting. The Company intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that the Company files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement titled “Where You Can Find Additional Information.”
Am I entitled to rights of appraisal under the DGCL?
If the merger is completed, holders of Virtusa common stock who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that holders of shares of Virtusa common stock are entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Virtusa common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest on the amount determined to be fair value, if any, as determined by the court (or, in certain circumstances described below, on the difference between the amount determined to be the fair value and the amount paid to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding). Holders of Virtusa common stock who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in additional detail in this proxy statement, and Section 262 of the DGCL regarding appraisal rights is reproduced in Annex C to this proxy statement. Failure to comply with the provisions of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights. See the section of this proxy statement titled “Appraisal Rights.”
When is the merger expected to be completed?
We are working toward completing the merger as promptly as possible, but as of the date of this proxy statement we cannot accurately estimate the closing date of the merger because the merger is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to Parent, the merger subsidiary and the Company’s respective obligations to consummate the merger, some of which are not within the parties’ control. However, we currently expect the merger to close in the first half of 2021.
What effect will the merger have on the Company?
If the merger is consummated, the merger subsidiary will be merged with and into the Company, the separate corporate existence of the merger subsidiary will thereupon cease, and the Company will continue to exist following the merger as a wholly owned subsidiary of Parent. Following such consummation of the merger, shares of Virtusa common stock will be delisted from Nasdaq, and the registration of shares of Virtusa common stock under the Exchange Act will be terminated.

What happens if the merger is not completed?
If the merger proposal is not approved by the Company’s stockholders, or if the merger is not completed for any other reason, the holders of Virtusa capital stock will not receive any payment for their shares of Virtusa capital stock in connection with the merger. Instead, the Company will remain an independent public company and stockholders will continue to own their shares of Virtusa capital stock. The Virtusa common stock will continue to be registered under the Exchange Act and listed and traded on Nasdaq. Under certain circumstances, if the merger is not completed, the Company may be obligated to pay to Parent a termination fee and reimburse Parent for certain expenses incurred in connection with the merger. For more information, please see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses.”
What is householding and how does it affect me?
The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the Company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. If your shares are held in “street name,” you will receive your proxy card or other voting information from your broker and you will return your proxy card(s) to your broker. You should vote on and sign each proxy card you receive. To request that only one copy of any of these materials be mailed to your household, please contact your broker.
Who can help answer my questions?
If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact Virtusa’s proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Stockholders may call toll free: 1 (800) 322-2885
Banks and Brokers may call collect: 1 (212) 929-5500

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents incorporated by reference in this proxy statement, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to:
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the possibility that competing offers will be made;

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the fact that under the terms of the merger agreement, the Company is unable to solicit other acquisition proposals;

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the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including in circumstances which would require the Company to pay the Company termination fee or other expenses;

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the failure of the parties to satisfy conditions to completion of the merger, including the failure of our stockholders to adopt and approve the merger agreement;

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the fact that receipt of the all-cash merger consideration would be taxable to stockholders that are treated as U.S. Holders (as defined under the caption “The Merger — Material U.S. Federal Income Tax Considerations”) for U.S. federal income tax purposes;

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the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated;

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changes in the Company’s business or in the Company’s businesses’ operating prospects;

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the effect of the announcement or pendency of the transactions contemplated by the merger agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally;

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risks related to diverting management’s attention from the Company’s ongoing business operations;

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the outcome of any legal proceedings that may be instituted against the Company, Parent or others following announcement of the merger agreement and transactions contemplated therein; and changes in domestic and global economic, political and market conditions;

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risks that the Company’s stock price may decline significantly if the merger is not completed;

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the outcome of any legal proceedings that may be instituted against us and others related to the merger agreement; and

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the response of activist investors to the merger.

Other factors that may cause actual results to differ materially include those set forth in the Company’s most recent Annual Report on Form 10-K, as amended, and subsequent reports filed with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. See the section of this proxy statement titled “Where You Can Find Additional Information.” These forward-looking statements reflect Virtusa’s expectations as of the date of this proxy statement. Virtusa undertakes no obligation to update the information provided herein. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

THE PARTIES
Virtusa Corporation.
Virtusa Corporation is a global provider of digital engineering and information technology outsourcing services that accelerate business outcomes for its clients. We support Forbes Global 2000 clients across large, consumer-facing industries like banking, financial services, insurance, healthcare, communications, technology, and media and entertainment, as these clients seek to improve their business performance through accelerating revenue growth, delivering compelling consumer experiences, improving operational efficiencies, and lowering overall IT costs. We provide services across the entire spectrum of the IT services lifecycle, from consulting, to technology and user experience design, development of IT applications, systems integration, digital engineering, testing and business assurance, and maintenance and support services, including cloud, infrastructure and managed services. We help our clients solve critical business problems by leveraging a combination of our distinctive consulting approach, unique platforming methodology, and deep domain and technology expertise.
We were formed in 1996 as Technology Providers, Inc., and changed our name to Virtusa Corporation in 2002. Our shares of Virtusa common stock are quoted on Nasdaq under the symbol “VRTU.” Our principal executive office is located at:
Virtusa Corporation
132 Turnpike Road, Suite 300
Southborough, Massachusetts 01772
(508) 389-7300
Austin HoldCo Inc.
Parent was formed by entities affiliated with BPEA solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and any debt financing in connection with the merger. BPEA is one of the largest and most established private alternative investment firms in Asia, with assets under management of approximately $20 billion. The firm runs a private equity investment program, sponsoring buyouts and providing growth capital to companies for expansion or acquisitions with a particular focus on the Asia Pacific region, as well as investing in companies globally that can benefit from further expansion into the Asia Pacific region. BPEA also manages dedicated funds focused on private real estate and private credit. The firm has a 23-year history and over 190 employees located across offices in Hong Kong, China, India, Japan, Singapore, Australia, and the US. BPEA currently has over 40 portfolio companies active across Asia with a total of 224,000 employees and sales of approximately $39 billion. Upon completion of the merger, Virtusa will be a direct wholly owned subsidiary of Parent.
Austin HoldCo Inc.
c/o Baring Private Equity Asia Pte. Limited
50 Collyer Quay
#11-03/04 OUE Bayfront
Singapore 049321
+65 6232 6330
Austin BidCo Inc.
The merger subsidiary is a wholly owned subsidiary of Parent and was formed by Parent solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and any debt financing in connection with the merger. Upon completion of the merger, the merger subsidiary will cease to exist.
Austin BidCo Inc.
c/o Baring Private Equity Asia Pte. Limited
50 Collyer Quay
#11-03/04 OUE Bayfront
Singapore 049321
+65 6232 6330

THE SPECIAL MEETING
We are furnishing this proxy statement to the holders of Virtusa capital stock as part of the solicitation of proxies by the Virtusa Board for use at the special meeting and at any adjournments or postponements thereof.
Date, Time and Place
The special meeting will be held virtually on November 20, 2020, at 10:00 AM, Eastern Time, virtually via https://www.cesonlineservices.com/vrtu20_vm, where you, or your proxy, will be able to vote electronically and examine the list of stockholders entitled to vote at the special meeting during the special meeting.
If you plan to participate in the virtual meeting, you will need to pre-register by 10:00 AM, Eastern Time on November 19, 2020. To pre-register for the meeting, please follow the instructions provided under “General Information” in the proxy statement accompanying this notice. Stockholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity. There will be no physical location for stockholders to attend. Stockholders may only participate online and must pre-register. In addition, if you are a beneficial owner who holds shares of Virtusa capital stock in “street name,” which means your shares are held in an account at a bank, broker or other nominee, you will need a legal proxy from such entity or a recent brokerage statement or letter from such entity reflecting your stock ownership as of the record date for the meeting. Please note, however, that unless you have a legal proxy from your bank, broker or other nominee, you will not be able to vote any shares held in street name via the Internet at the special meeting.
Purpose of the Special Meeting
At the special meeting, holders of Virtusa capital stock will be asked to consider and vote on the following proposals:
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a proposal to approve and adopt the merger agreement (referred to as the “merger proposal”) (see the section of this proxy statement titled “The Merger Agreement”);

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a proposal to approve, on an advisory, non-binding basis, the specified compensation that may become payable to Virtusa’s named executive officers in connection with the merger (referred to as the “advisory, non-binding compensation proposal”) (see the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”); and

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a proposal to adjourn or postpone the stockholder meeting (referred to as the “adjournment proposal”) (see the section of this proxy statement titled “Proposal 3: Adjournment Proposal”).

A copy of the merger agreement is attached as Annex A to this proxy statement.
Recommendation of the Virtusa Board
After careful consideration, the Virtusa Board unanimously: (i) approved and declared advisable the merger agreement and the other agreements contemplated by the merger agreement, the merger and the other transactions contemplated by the merger agreement and approved the execution, delivery and performance of the merger agreement and the other agreements contemplated by the merger agreement, (ii) determined that the terms of the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of the Company and its stockholders, (iii) resolved to recommend that the Company’s stockholders adopt the merger agreement and approve the merger in accordance with the DGCL, (iv) rendered the limitations on business combinations contained in Section 203 of the DGCL inapplicable to the merger, the merger agreement, the other agreements contemplated by the merger agreement and the transactions contemplated thereby, and (v) elected that the merger not be subject to any “moratorium” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to the merger agreement. Accordingly, the Virtusa Board recommends a vote “FOR” the merger proposal. The Virtusa Board also recommends a vote “FOR” the advisory, non-binding compensation proposal and “FOR” the adjournment proposal.

For a discussion of the material factors that the Virtusa Board considered in determining to recommend the adoption of the merger agreement, please see the section of this proxy statement titled “The Merger — Reasons for the Merger; Recommendation of the Virtusa Board.”
Record Date and Stockholders Entitled to Vote
Only holders of Virtusa capital stock of record as of the close of business on October 9, 2020, the record date for the special meeting, are entitled receive notice of and to vote the shares of Virtusa capital stock and Virtusa Series A preferred stock they held on the record date at the special meeting. As of the close of business on the record date, 33,309,509 shares of Virtusa common stock were eligible to vote at the special meeting, of which 30,309,509 shares of Virtusa common stock were issued and outstanding and 3,000,000 shares of Virtusa common stock were issuable upon conversion of the 108,000 shares of Virtusa Series A preferred stock, which are issued and outstanding. On each of the proposals presented at the special meeting, each holder of Virtusa common stock and Virtusa Series A preferred stock is entitled to one vote for each share of Virtusa common stock held by such stockholder on the record date, with Virtusa Series A preferred stock voting on an as-converted to common stock basis. The adoption of the merger agreement by the holders of Virtusa capital stock requires the affirmative vote of stockholders holding a majority of the outstanding shares of Virtusa common stock and Virtusa Series A preferred stock (voting on an as-converted basis, voting together as a single class) entitled to vote thereon as of the close of business on the record date.
A list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder for any purpose germane to the special meeting beginning ten days prior to the special meeting, and ending on the date of the special meeting via the Internet at https://www.cesonlineservices.com/vrtu20_vm. Such list will also be available at the special meeting during the duration of the meeting.
Quorum
Under our by-laws, the holders of a majority of the shares of Virtusa capital stock issued and outstanding and entitled to vote at the meeting, present virtually or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of shares representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time. The inspector of election appointed for the special meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum.
If a beneficial owner of shares held in “street name” by a bank, broker or other nominee does not provide the organization that holds its shares with specific voting instructions, then, under applicable rules, the organization that holds its shares may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. The merger proposal and the advisory, non-binding compensation proposal are “non-discretionary” matters. The adjournment proposal is a “discretionary” matter. If the organization that holds the beneficial owner’s shares does not receive instructions from such stockholder on how to vote its shares on any proposal to be voted on at the special meeting, that bank, broker or other nominee will inform the inspector of election at the special meeting that it does not have authority to vote on any proposal at the special meeting with respect to such shares, and, furthermore, such shares will not be deemed to be in attendance at the meeting. This is generally referred to as a “broker non-vote.” However, if the bank, broker or other nominee receives instructions from such stockholder on how to vote its shares as to at least one proposal but not all of the proposals, the shares will be voted as instructed on any proposal which voting instructions have been given but will not be voted on the other, uninstructed proposal(s).
If a quorum is not present, the only business that can be transacted at the special meeting is the adjournment or postponement of the meeting to another date or time.
Vote Required
Adoption of the Merger Proposal
The approval of the merger proposal requires the affirmative vote of stockholders holding a majority of the outstanding shares of Virtusa common stock and Virtusa Series A preferred stock, voting together as a single class on an as-converted to Virtusa common stock basis, entitled to vote thereon as of the close of business on the record date. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
Under the merger agreement, stockholder approval of the merger proposal is a condition to the consummation of the merger.
Approval of the Advisory, Non-binding Compensation Proposal
Assuming a quorum is present, the approval of the advisory, non-binding compensation proposal requires the affirmative vote of the holders having a majority of the shares of Virtusa common stock and the Virtusa Series A preferred stock,voting together as a single class on an as-converted to Virtusa common stock basis, cast by the holders of all Virtusa capital stock present virtually or represented by proxy at the special meeting and entitled to vote on the subject matter. Accordingly, abstentions and shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, and broker non-votes will have no effect on the outcome of the advisory, non-binding compensation proposal.
The vote on the advisory, non-binding compensation proposal is a vote separate and apart from the vote to adopt the merger agreement. Because the vote on the advisory, non-binding compensation proposal is advisory only, it will not be binding on Virtusa, the Virtusa Board, Parent or the surviving corporation. Accordingly, because Virtusa is contractually obligated to pay the compensation, if the merger agreement is adopted by the holders of Virtusa common stock and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory, non-binding vote.
Approval of the Adjournment Proposal
The approval of the adjournment proposal requires the affirmative vote of the holders having a majority of the shares of Virtusa common stock and Virtusa Series A preferred stock (voting on an as-converted basis, voting together as a single class) cast by the holders of all Virtusa capital stock present virtually or represented by proxy at the special meeting and entitled to vote on the subject matter. Accordingly, abstentions, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, and broker non-votes will have no effect on the outcome of the adjournment proposal.
The vote on the adjournment proposal is a vote separate and apart from the vote to adopt the merger agreement. Virtusa does not intend to call a vote on this proposal if the merger proposal is approved at the special meeting.
Tabulation of Votes; Results
The Company will retain an independent party to receive and tabulate the proxies and ballots, and to serve as the inspector of election to certify the results of the special meeting.
Voting Procedures
Whether or not you plan to attend the special meeting virtually and regardless of the number of shares of Virtusa capital stock you own, your careful consideration of, and vote on, the merger agreement is important and we encourage you to vote promptly.
To ensure that your shares of Virtusa capital stock are voted at the special meeting, we recommend that you promptly submit your proxy, even if you plan to attend the special meeting virtually, using one of the following three methods:

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Vote via the Internet. Follow the instructions for internet voting shown on the proxy card mailed to you.

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Vote by Telephone. Follow the instructions for telephone voting shown on the proxy card mailed to you.

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Vote by Proxy Card. Complete, sign, date and return the enclosed proxy card by mail in the prepaid reply envelope.

The internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares of Virtusa capital stock for the matters brought before the special meeting as described in this proxy statement and confirm that your proxy has been properly recorded.
Votes submitted by telephone or via the internet for the matters brought before the special meeting as described in this proxy statement must be received by 11:59 PM, Eastern Time, November 19, 2020.
If you submit your proxy via the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail, the persons named as proxies will vote your shares according to your instructions. If you are a stockholder with shares of Virtusa capital stock registered in your name and submit your proxy but do not direct the persons named as proxies how to vote your shares on a proposal to be brought before the special meeting, the persons named as proxies will vote your shares in favor of the merger proposal, the advisory, non-binding compensation proposal and the adjournment proposal, as applicable.
If you are a beneficial owner of shares of Virtusa capital stock held in “street name” by a bank, broker or other nominee, you must follow the instructions from your bank, broker or other nominee in order to vote your shares. If you follow the instructions from your bank, broker or other nominee for voting your shares, then your bank, broker or other nominee will vote your shares according to your instructions. Under applicable rules, your bank, broker or other nominee has authority to vote your shares only if you provide instructions on how to vote by properly completing the voting instruction form sent to you by your bank, broker or other nominee with this proxy statement. If you do not provide voting instructions to your bank, broker or other nominee on a proposal to be brought before the special meeting, your shares will not be voted on that proposal, and if you do not provide voting instructions on any of the proposals to be brought before the special meeting, your shares will not be deemed to be in attendance at the special meeting.
Revocation of Proxies
If you are a stockholder with shares of Virtusa capital stock registered in your name, you may revoke your proxy at any time prior to the time it is voted by filing with the Secretary of the Company an instrument revoking the proxy, by submitting a new proxy (by submitting a new proxy bearing a later date, by using the telephone or internet proxy submission procedures described above) or by attending the special meeting and voting by ballot. Merely attending the special meeting will not, by itself, revoke a proxy. Please note, however, that only your last-dated proxy or your vote by ballot will count. If you want to revoke your proxy by sending a new proxy card or an instrument revoking the proxy to the Company, you should ensure that you send your new proxy card or instrument revoking the proxy in sufficient time for it to be received by the Company prior to the special meeting.
If you are a beneficial owner of shares of Virtusa capital stock held in “street name,” you must contact your bank, broker or other nominee to change your vote or obtain a legal proxy to vote your shares via the Internet at the special meeting.
Voting in Person
The special meeting will be held virtually via https://www.cesonlineservices.com/vrtu20_vm. There will be no physical location for stockholders to attend. Stockholders may only participate online and must pre-register. In order to attend the virtual-only special meeting, you will need to pre-register by 10:00 AM, Eastern Time on November 19, 2020. If you are a stockholder of record, you may vote your shares virtually at the special meeting. In order to attend the virtual-only special meeting, you will need to pre-register by 10:00 AM, Eastern Time on November 19, 2020. To pre-register for the special meeting, please follow these instructions:

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If your shares are registered in your name with our transfer agent and you wish to attend the virtual special meeting, please go to https://www.CESVote.com, enter the control number you received on your proxy card to access the voting page, then click on the “Click here to pre-register for the online meeting” link at the top of the page.

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If you do not have your proxy card, you may pre-register to attend the virtual meeting by emailing your proof of ownership of shares of Virtusa capital stock as of October 9, 2020 to VRTURegister@Proxy-Agent.com. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the special meeting with instructions for attending the virtual special meeting online.

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If your shares are not registered in your name with our transfer agent, but you are a beneficial owner and your shares are held by a broker, bank, financial institution or other nominee or intermediary in “street name” as of October 9, 2020, you may pre-register to attend the special meeting by emailing VRTURegister@Proxy-Agent.com and attaching evidence that you beneficially owned shares of Virtusa capital stock as of October 9, 2020, which evidence may consist of a copy of the Voting Instruction Form (or Notice) provided by your broker, bank, financial institution or other nominee or intermediary, an account statement, or a letter or legal proxy from such custodian. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the special meeting with instructions for attending the virtual special meeting online.

If you hold your shares in “street name,” you must obtain the appropriate documents from your broker, bank, trustee, or nominee, giving you the right to vote the shares at the special meeting. For beneficial owners of shares of Virtusa capital stock held in “street name,” in addition to providing identification as outlined for record holders above, you will need a legal proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the record date. Please note, however, that unless you have a legal proxy from your bank, broker or other nominee, you will not be able to vote any shares held in street name virtually at the special meeting. Please note that even if you plan to attend the special meeting, we recommend that you vote using the enclosed proxy card in advance, to ensure that your shares will be represented.
Solicitation of Proxies
The Virtusa Board is soliciting proxies for the special meeting from its stockholders. The Company will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement. In addition to soliciting proxies by mail, telephone or electronic means, we may request banks, brokers and other nominees to solicit their customers who have Virtusa capital stock registered in their names and will, upon request, reimburse them for the reasonable, out-of-pocket costs of forwarding proxy materials in accordance with customary practice. We may also use the services of our directors, officers and other employees to solicit proxies, personally, by telephone or by electronic means, without additional compensation. In addition, the Company has retained MacKenzie Partners, Inc. to solicit stockholder proxies at a total cost to the Company of approximately $30,000 plus reasonable expenses. We have also agreed to indemnify MacKenzie Partners, Inc. against certain losses, damages and expenses.
Adjournments
The special meeting may be adjourned or postponed from time to time to another hour, date or place. Under our by-laws, notice need not be given of any such adjournment of less than 30 days if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned special meeting, the Company may transact any business which might have been transacted at the original meeting, unless after such adjournment a new record date is fixed for the adjourned meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present virtually and vote at such adjourned meeting will be given to each stockholder of record entitled to receive notice of or to vote at the meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been validly revoked or withdrawn prior to the time such proxies are voted at the reconvened meeting.

Voting by Company Directors and Executive Officers
As of September 9, 2020, the directors and executive officers of Virtusa beneficially owned in the aggregate approximately 1,745,979 shares of Virtusa common stock, or approximately 5.8% of the outstanding shares of Virtusa common stock. In connection with the execution of the merger agreement, Parent entered into the voting agreement with Orogen and the Company’s directors as of the date of the merger agreement and certain executive officers and stockholders. Orogen holds 108,000 shares of Virtusa Series A preferred stock, and its chief executive officer, Vikram Pandit, is an independent member of the Virtusa Board. Orogen entered into the voting agreement under which it has agreed to vote all of Orogen’s Virtusa Series A preferred stock in favor of the merger. Orogen’s shares of Virtusa Series A preferred stock are convertible into 3,000,000 shares of Virtusa common stock, as well as 31,912 shares of Virtusa common stock pursuant to a make-whole fundamental change payment as defined in the certificate of designations of the Series A preferred stock, which 31,912 shares of Virtusa common stock will not be issued or outstanding until conversion of the Virtusa Series A preferred stock and therefore are not eligible to vote at the special meeting, and represent approximately 9.0% of the voting power of the Company after giving effect to the conversion of the Virtusa Series A preferred stock. The Company’s directors and executive officers have also entered into the voting agreement, and hold an additional approximate 5.3% of the voting power of the Company.
The voting agreement provides that, among other things, each of the stockholders has agreed to vote or cause to be voted, all of the shares of Virtusa capital stock beneficially owned by such stockholder in favor of the stockholder proposals submitted at the Company’s stockholders meeting to be held in is party to the voting agreement has agreed to submit all of its shares of Virtusa Series A preferred stock for conversion into shares of Virtusa common stock in accordance with the Certificate of Powers, Designations, Preferences and Rights of such Virtusa Series A preferred stock, with such conversion to only become effective immediately prior to the effective time of the merger in connection with the consummation of the merger.
Certain of the Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, those of the Company’s stockholders generally. For more information, please see the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
Assistance; Proxy Solicitor
If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact Virtusa’s proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Stockholders may call toll free: 1 (800) 322-2885
Banks and Brokers may call collect: 1 (212) 929-5500

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
As discussed elsewhere in this proxy statement, at the special meeting holders of Virtusa capital stock will consider and vote on a proposal to adopt the merger agreement (referred to as the “merger proposal”). The merger cannot be completed without the adoption of the merger agreement by Virtusa’s stockholders. You are urged to carefully read this proxy statement in its entirety for more detailed information concerning the merger agreement and the merger, including the information set forth under the sections of this proxy statement titled “The Merger” and “The Merger Agreement.” A copy of the merger agreement is attached as Annex A to this proxy statement. You are urged to read the merger agreement carefully and in its entirety.
The approval of the merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares Virtusa common stock and Virtusa Series A preferred stock (voting on an as-converted basis, voting together as a single class). Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
The Virtusa Board recommends a vote “FOR” the approval of the merger proposal.

PROPOSAL 2: ADVISORY VOTE ON MERGER-RELATED COMPENSATION
In accordance with Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is providing holders of Virtusa capital stock with the opportunity to cast an advisory, non-binding vote on the compensation that may be payable to the Company’s named executive officers in connection with the merger (referred to as the “advisory, non-binding compensation proposal”). As required by those rules, the Company is asking holders of Virtusa capital stock to vote on the adoption of the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, as disclosed in the table titled “Potential Payments to Named Executive Officers,” including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, is hereby APPROVED.”
The vote on executive compensation payable in connection with the merger is a vote separate and apart from the vote to adopt the merger agreement. Because the vote is advisory in nature only, it will not be binding on the Company or the Virtusa Board. Accordingly, because the Company is contractually obligated to pay the compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the merger is consummated and regardless of the outcome of the advisory vote.
The approval of the advisory, non-binding compensation proposal requires the affirmative vote of the holders having a majority of the shares of Virtusa common stock and Virtusa Series A preferred stock, voting together as a single class on an as-converted to Virtusa common stock basis, cast by the holders of all Virtusa capital stock present virtually or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and broker non-votes will not count as votes cast on the advisory, non-binding compensation proposal. Accordingly, abstentions, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, and broker non-votes will have no effect on the outcome of the advisory, non-binding compensation proposal.
The Virtusa Board recommends a vote “FOR” the approval of the advisory, non-binding compensation proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL
The special meeting may be adjourned or postponed to another time and place to permit further solicitation of proxies, if necessary or appropriate as determined by the Company, to solicit additional proxies if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to approve the merger proposal (referred to as the “adjournment proposal”).
Virtusa is asking you to authorize the holder of any proxy solicited by the Virtusa Board to vote in favor of any adjournment or postponement of the special meeting, if necessary or appropriate as determined by the Company, to solicit additional proxies if there are not sufficient votes to approve the merger proposal at the time of the special meeting.
The approval of the adjournment proposal requires the affirmative vote of the holders having a majority of the shares of Virtusa common stock and Virtusa Series A preferred stock, voting together as a single class on an as-converted to Virtusa common stock basis, cast by the holders of all Virtusa capital stock present virtually during the meeting or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and broker non-votes (if any) will not count as votes cast on the adjournment proposal. Accordingly, abstentions, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, and broker non-votes (if any) will have no effect on the outcome of the adjournment proposal.
The vote on the adjournment proposal is a vote separate and apart from the vote to adopt the merger agreement. Virtusa does not intend to call a vote on this proposal if the merger proposal is approved at the special meeting.
The Virtusa Board recommends a vote “FOR” the approval of the adjournment proposal.

THE MERGER
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. The following chronology does not purport to catalogue every conversation among the Virtusa Board, members of Company management or the Company’s representatives and other parties.
The Virtusa Board, together with Company management and with the assistance of the Company’s advisors, periodically reviews and considers various strategic and other opportunities available to the Company to enhance stockholder value, taking into consideration the Company’s performance, competitive dynamics, macroeconomic developments and industry trends. These reviews have included discussions as to whether the continued execution of the Company’s strategy as a standalone company (including possible operational and capital structure changes) or the possible sale of the Company to, or combination of the Company with, a third party offered the best avenue to enhance stockholder value, and the potential benefits and risks of any such course of action. For purposes of conducting these reviews, and in the ordinary course of business, Company management has maintained regular dialogues with representatives of other industry participants, including certain strategic and financial sponsor parties, regarding trends and developments in the industries in which the Company operates and potential strategic transactions.
In April 2018, a large publicly-traded company (referred to as “Company A”) submitted an initial indication of interest for an acquisition of the Company, entered into a confidentiality agreement and engaged in extensive due diligence over the following months. In late September 2018, Company A submitted a non-binding proposal, subject to due diligence, negotiation of transaction documents and final approval of Company A’s board of directors, to acquire the Company. The Company and Company A continued to engage in discussions, due diligence and negotiation of transaction documents until late October 2018, when Company A terminated its consideration of a transaction because Company A’s board of directors had determined that it did not want Company A to proceed with the transaction.
From November 2018 through July 2020, members of Company management and representatives of Company A had periodic discussions regarding ongoing commercial matters and entered into various commercial agreements. During this time, at Company A’s request, and under the 2018 confidentiality agreement between the parties, the Company provided to Company A certain nonpublic information regarding the Company, including financial information, to facilitate the partnership discussions. No proposals regarding an acquisition of the Company were made during these discussions.
On March 2, 2020, representatives of BPEA and Citigroup Global Markets Inc. (referred to as “Citi”) and members of Company management, including the Company’s chief executive officer, had an introductory meeting in New York City organized by Citi at the request of BPEA. The representatives of BPEA indicated that they remained interested in learning more about the Company and that they would contact the Company if they determined they wanted to take any additional steps towards exploring a possible acquisition. The meeting was conducted referencing only public information about the Company, and no proposals were made during this discussion.
From late April through June 2020, members of the Virtusa Board and management engaged in discussions with representatives of New Mountain Vantage Advisers, L.L.C. (referred to as “NMV”), an investor in the Company. These discussions covered a broad range of topics, including the Company’s business and results of operations, its earnings performance, long-term business strategies, capital allocation and the composition of the Virtusa Board.
On June 19, 2020, the Company announced it had received a notice of nomination of director candidates from NMV, and stated that the Virtusa Board welcomed the opportunity to interview NMV’s independent director candidates.
On June 29, 2020, members of Company management, including the Company’s chief executive officer, had a call with representatives of BPEA and Citi to discuss the Company’s performance, and BPEA’s continued interest in the Company. No proposals regarding a transaction involving the Company were made during this discussion and nonpublic information regarding the Company was neither disclosed nor discussed.

On July 6, 2020, NMV filed a Schedule 13D with the SEC disclosing that it beneficially owned approximately 8.98% of the Company’s outstanding shares of common stock, plus economic exposure through derivatives to approximately 1.79% of the Company’s outstanding shares of the Company’s common stock. During the first half of August 2020, representatives of the Company engaged in settlement discussions with representatives of NMV. Ultimately, the Company and NMV did not reach a settlement, and on August 17, 2020, the Company filed with the SEC a definitive proxy statement with respect to a contested director election at the Company’s October 2, 2020 annual stockholder meeting.
On July 9, 2020, at the request of Company A, members of Company management, including the Company’s chief executive officer, had a call with representatives of Company A to discuss a commercial partnership. During the call, the representatives of Company A indicated that Company A was interested in reengaging in discussions regarding a potential acquisition of the Company and would be sending a written acquisition proposal to the Company.
On July 20, 2020, Company A delivered a written non-binding preliminary proposal to acquire the Company for $41.00 to $43.00 per share in cash that was subject to satisfactory completion of due diligence, among other conditions. The proposal stated that execution of definitive documentation for a transaction with the Company would require the final approval of Company A’s board of directors. The proposal also stated that Company A would require an exclusivity period of 30 days and that the proposal would expire if not accepted by July 30, 2020. The closing price for the Company’s common stock on July 20, 2020 was $32.61 per share.
On July 22, 2020, the Virtusa Board met to discuss, among other things, Company A’s July 20 proposal. Members of Company management and representatives of the Company’s outside legal counsel, Goodwin Procter LLP (referred to as “Goodwin”), were present at this meeting. Also present at the meeting, at the invitation of the Virtusa Board, were representatives of J.P. Morgan Securities LLC (referred to as “J.P. Morgan”). The Virtusa Board considered J.P. Morgan as a potential investment banking firm candidate to assist and advise the Virtusa Board with regard to any business combination overtures because of J.P. Morgan’s substantial knowledge of and familiarity with the Company and the industries in which it operates, and because J.P. Morgan assisted the Virtusa Board during the 2018 acquisition discussions with Company A.
Representatives of J.P. Morgan discussed with the Virtusa Board certain financial aspects of Company A’s proposal and representatives of Goodwin discussed with the Virtusa Board its fiduciary duties. The Virtusa Board considered the potential advantages and disadvantages of discussing a potential strategic transaction or acquisition transaction with third parties at this time, including the potential market leaks, disruptions to the Company’s business, distraction of management, impact on the Company’s employees, particularly in light of the ongoing proxy contest with NMV, and the Company’s expected improved financial performance for its first quarter of fiscal year 2021. The Virtusa Board also considered that Company management needed to focus on executing its business plan and did not want Company management to become distracted by protracted acquisition discussions if it was not likely to result in an actionable transaction with Company A, as was the case in 2018. The Virtusa Board discussed its views of the Company’s prospects, including the potential for enhancing stockholder value through execution of management’s business plan, and that any proposal to acquire the Company at this time would need to deliver substantial value to the Company’s stockholders. The Virtusa Board also discussed potential risks to the Company’s ability to execute its long-term plan as a standalone company, including the impact of general economic and market trends on the Company’s sales, as well as the general risks of market conditions that could reduce the Company’s stock price. Risks considered by the Virtusa Board included, among others, the increasing impact of the COVID-19 pandemic and related economic conditions on the Company’s business and results of operations, including that many of the Company’s customers and prospects continue operating under challenging circumstances and may reduce or re-evaluate their spend, the likely continuation of reduced spend from customers, particularly regarding some of the Company’s significant customers in the banking and financial services industries, and the concentration of the Company’s customers in the banking and financial services industries, which may be disproportionately adversely impacted by a recessionary economic environment. The Virtusa Board also considered the highly competitive environment in which the Company operates and the fact that some of the Company’s competitors have substantially greater resources than the Company, including greater operational and solutions capabilities, and the impact of an expanding competitive environment on the Company’s ability to effectively sell its services.

Following discussion, the Virtusa Board requested that management review its long-term operating plan and the assumptions underlying that plan for presentation to the Virtusa Board for its consideration in further evaluating Company A’s July 20 proposal, noting that the plan was last reviewed by the Virtusa Board three months prior, and global macroeconomic and geopolitical conditions had materially changed since such time. The Virtusa Board also authorized management, with the assistance of J.P. Morgan, to engage with Company A to encourage it to improve its proposal, including by providing Company A with limited due diligence information in an effort to improve its proposed purchase price, and provide assurances regarding deal certainty (in particular due to the lack of any commitment on obtaining antitrust or other regulatory approvals, and certain stringent closing conditions) and expediency to execution of a merger agreement if a transaction were to be agreed to by the parties. The Virtusa Board also concluded that it was not appropriate at this time to consider or respond to Company A’s request to engage in exclusive negotiations. Also at the meeting, Company management provided an update on the Company’s preliminary financial outlook for the current fiscal quarter, which management expected to be above Wall Street forecasts.
Later on July 22, 2020, as authorized by the Virtusa Board, members of Company management had a call with representatives of Company A. During the call, Company management informed representatives of Company A that in order for the Virtusa Board to engage with Company A in acquisition discussions, Company A would have to improve its offer price and provide assurance that the Company A board of directors would approve the transaction on an expedited basis, particularly given that the Company A board of directors had terminated the protracted discussions with the Company in 2018.
On July 23, 2020, Company A and the Company entered into a mutual confidentiality agreement to facilitate further discussions. The confidentiality agreement was substantially identical to the prior mutual confidentiality agreement between the parties under which the standstill had expired in October 2019. The confidentiality agreement contained customary provisions, including a one-year standstill provision that allowed Company A to make confidential proposals to the Company at any time and automatically terminated upon the Company’s execution of a definitive agreement with a third party to effect a sale of the Company. Following execution of the confidentiality agreement, as authorized by the Virtusa Board, members of Company management had various calls and virtual meetings with representatives of Company A to facilitate Company A’s due diligence and provided Company A with nonpublic information about the Company, including financial information, to encourage Company A to improve its proposal on price.
On July 24, 2020, as authorized by the Virtusa Board, representatives of J.P. Morgan had a discussion with representatives of Company A’s financial advisor. Representatives of J.P. Morgan indicated that for the Virtusa Board to consider entering into a strategic transaction with Company A, Company A would need to improve its offer price and provide assurances that it could move quickly to execute a transaction with the Company. Representatives of J.P. Morgan also indicated that the Company expected to announce unexpected positive news and possibly reinstate guidance on the Company’s upcoming earnings call. Representatives of Company A’s financial advisor indicated that Company A would need to receive approval from the Company A board of directors at their scheduled meeting on September 16, 2020 before Company A could enter into a merger agreement with the Company. Representatives of Company A’s financial advisor also indicated that entering into an exclusive negotiating period with the Company was important to Company A. Representatives of J.P. Morgan emphasized that Company A should find a way to obtain the approval of its board of directors on an expedited basis, and in any event prior to September 16, 2020, in order to provide assurance that Company A was committed to a transaction with the Company and could move expeditiously, particularly given that the Virtusa Board wanted Company management to focus on executing its business plan and did not want Company management to become distracted by protracted acquisition discussions if it was not likely to result in an actionable transaction, as was the case in 2018. Representatives of J.P. Morgan also indicated that, based on the interactions between the parties in 2018, Company A would have to agree to more Company favorable merger agreement terms than Company A had proposed in 2018. Also on that day, a representative of Goodwin had a discussion with a representative of Company A’s outside counsel and conveyed a similar message regarding the Company’s expectations regarding timing and that Company A would have to agree to more Company favorable merger agreement terms with respect to deal certainty in order to address antitrust and regulatory efforts and other closing condition matters and less restrictive “deal protection” terms (i.e., the “no shop” covenant, the Company’s ability to enter into negotiations with competing bidders, the board’s right to withdraw the recommendation to

Company stockholders, the terms of the Company’s ability to terminate to accept a superior proposal and the related matching right, the break-up fee amount and triggers, among other matters) than Company A had proposed in 2018.
On July 27, 2020, the Virtusa Board held a meeting with members of Company management and representatives of Goodwin were present. At the meeting, Company management presented its long-term financial forecasts reflected in its long-term plan, which included management’s projections for the fiscal years ended March 31, 2021 through March 31, 2024 (referred to as the “base plan projections”). In the context of reviewing the long-term plan, the Virtusa Board discussed the risks, challenges, and strategic opportunities facing the Company, the increasing uncertainty due to the COVID-19 pandemic and asked questions of management regarding various matters relating to the long-term plan, including the assumptions on which it was based.
On July 30, 2020, the Company announced financial results for the first quarter of fiscal year 2021 ended June 30, 2020. On July 31, 2020, the closing price of the Company’s common stock was $40.60, which represented a 15% increase from the previous trading day’s closing price of $35.27.
Also on July 30, 2020, J.P. Morgan received unsolicited inbound inquiries from two separate financial sponsors (referred to as “Sponsor 1” and “Sponsor 2”) inquiring about the Company’s interest in considering acquisition proposals. Representatives of J.P. Morgan indicated to each of these financial sponsors that they would inform the Virtusa Board of their inquiry.
On July 31, 2020, the Virtusa Board met to discuss, among other things, the status of the discussions with Company A. Members of Company management and representatives of J.P. Morgan and Goodwin were present. Company management provided an overview of management’s current financial forecast for the second quarter of fiscal year 2021. Company management and representatives of J.P. Morgan updated the Virtusa Board on the status of the discussions with Company A, including Company A’s due diligence efforts and stated level of interest in an acquisition of the Company as well as potential timetable for Company A to present a revised proposal. Representatives of J.P. Morgan also updated the Virtusa Board on the inquiries from the two financial sponsors the previous day.
In consideration of the recent interest that had been expressed by Company A and the two financial sponsors, the Virtusa Board engaged in a general discussion concerning whether and at what time it might be advisable to approach and discuss a potential acquisition transaction with other parties. The Virtusa Board discussed that in 2018, following protracted discussions, Company A ultimately terminated discussions with the Company regarding a strategic transaction. The Virtusa Board also discussed the potential risks and benefits of commencing a process in which one or more parties could be invited to review confidential information and submit indications of interest with respect to a potential business combination involving the Company. In particular, the Virtusa Board discussed the potential disruptions to the Company’s business during a protracted process, the risk of leaks that might arise from making contact with other parties, and the impact on the Company’s business of such leaks, including the potential impact on customers, partners and employees. The Virtusa Board also discussed the potential need to disclose proprietary and confidential information to competitors and potential competitors during such process.
Representatives of J.P. Morgan discussed with the Virtusa Board a preliminary financial analysis of the Company and reviewed with the Virtusa Board potential strategic parties and financial sponsors who might have an interest in acquiring the Company. At this time, and from time to time during the period prior to the signing of the merger agreement, the Virtusa Board evaluated the relative competitiveness of proposals from strategic bidders and financial sponsors. In particular, the Virtusa Board and representatives of J.P. Morgan discussed that a strategic bidder may have a higher likelihood of submitting a competitively priced proposal, and discussed that a financial sponsor may have challenges (including due to the lack of synergies, valuation parameters and the amount of equity and debt financing that would be required) that would increase the level of difficulty for a financial sponsor to be able to submit a competitively priced proposal. The Virtusa Board determined to prioritize seeking competitive proposals from strategic bidders. However, the Virtusa Board remained open to accepting a proposal from a financial sponsor if one submitted a competitively priced proposal. Following discussion, the Virtusa Board determined to defer a decision on whether to approach other parties about a potential strategic transaction, and directed management and the

Company’s advisors to continue to prioritize the discussions with Company A. The independent directors then met in executive session to continue discussions.
Also on July 31, 2020, as authorized by the Virtusa Board, representatives of J.P. Morgan had a discussion with Company A’s financial advisor. During the discussion, the representatives of J.P. Morgan again emphasized that in order for the Virtusa Board to fully engage with Company A, it would need to improve its proposed offer price, expedite the timing for obtaining approval from its board of directors to enter into a transaction with the Company, and agree to merger agreement terms that were more favorable to the Company regarding deal certainty and deal protection than Company A had proposed in 2018.
On August 4, 2020, members of Company management, including the Company’s chief executive officer, spoke with representatives of Company A, and generally discussed the status of discussions between the parties and their respective representatives. During the call, Company management indicated that Company A would need to improve its offer price materially, and into the $50’s, for the Virtusa Board to consider entering into a transaction with Company A. Representatives of Company A indicated that it would continue its diligence work and expected to submit a revised proposal, and that it was important to Company A that it enter into an exclusive negotiating period with the Company. Company management also advised Company A to provide assurance that the Company A board of directors would be able to approve a transaction with the Company prior to September 16, 2020.
Also on August 4, 2020, a representative of BPEA contacted the Company’s chief executive officer to congratulate the Company on a successful fiscal quarter and schedule a time to speak the following day.
On August 5, 2020, at BPEA’s request, the Company’s chief executive officer had a call with a representative of BPEA who indicated that BPEA was interested in exploring a potential acquisition of the Company and that BPEA would be providing a proposal to the Company shortly. No proposals were made during this call.
On August 5 and 10, 2020, the Virtusa Board met to discuss, among other things, the status of the discussions with Company A. Members of Company management and representatives of J.P. Morgan and Goodwin were present. Company management and representatives of J.P. Morgan updated the Virtusa Board on the status of the discussions with Company A. The Virtusa Board directed management and the Company’s advisors to continue to proceed with the discussions with Company A.
On August 7, 2020, a representative of a publicly-traded company (referred to as “Company B”) contacted the Company’s chief executive officer to schedule a call to discuss Company B’s possible interest in a strategic alliance with the Company, which call was scheduled for August 25, 2020.
On August 11, 2020, Company A delivered a revised written non-binding proposal to acquire the Company for $47.50 per share in cash that was subject to satisfactory completion of due diligence, among other conditions. The proposal stated that final approval of Company A’s board of directors at a scheduled meeting on September 16, 2020 would be required prior to the execution of a definitive agreement following satisfactory completion of due diligence. The proposal also stated that as a result of the September 16 meeting date, Company A would require an exclusivity period through September 16, 2020. The closing price for the Company’s common stock on August 11, 2020 was $40.17 per share.
On August 11 and 12, 2020, the Virtusa Board met to discuss, among other things, Company A’s August 11 proposal. Members of Company management and representatives of J.P. Morgan and Goodwin were present. Company management and representatives of J.P. Morgan updated the Virtusa Board on the status of the discussions with Company A, including Company A’s due diligence efforts and stated level of interest in an acquisition of the Company. The Virtusa Board discussed Company A’s improved proposal of $47.50 per share. Representatives of J.P. Morgan discussed certain financial aspects of Company A’s August 11 proposal based in part on the Company’s internal financial forecasts and Wall Street estimates of the Company’s financial prospects. Representatives of Goodwin reviewed with the Virtusa Board its fiduciary duties in the context of evaluating the proposal and considering a potential sale of the Company. Following discussion, the Virtusa Board authorized management and the Company’s advisors to continue discussions with Company A and to encourage it to improve its proposal.

On August 12, 2020, at the request of Company A’s financial advisor, representatives of J.P. Morgan had a call with representatives of Company A’s financial advisor. During the call, representatives of Company A’s financial advisor inquired about valuation and representatives of J.P. Morgan indicated, as authorized by the Virtusa Board, that Company A would have to offer $54.00 per share or higher to put Company A in the best possible competitive position and to enable the Virtusa Board to consider Company A’s request for exclusivity. Representatives of J.P. Morgan also confirmed Company A’s financial advisor’s speculation that the Virtusa Board would not consider any proposal below $50.00 per share.
Also on August 12, 2020, as authorized by the Virtusa Board, members of Company management had a call with representatives of Company A. During the call, Company management informed representatives of Company A that in order for the Virtusa Board to engage with Company A in further acquisition discussions, Company A would have to improve its offer price to be in the $50’s, and provide assurance that the Company A board of directors would approve the transaction on an expedited basis (and in advance of Company A’s September 16, 2020 board meeting), particularly given that the Company A board of directors had terminated discussions with the Company in 2018 after protracted acquisition discussions.
Also on August 12, 2020 members of the Company’s management discussed adding Citi as a financial advisor based on Citi’s substantial knowledge and familiarity with the Company and its industry.
On August 13, 2020, the Virtusa Board met to discuss, among other things, the discussions with Company A. Members of Company management and representatives of J.P. Morgan and Goodwin were present. The Virtusa Board considered the potential risks associated with a protracted negotiation with Company A, including the potential disruptions to the Company’s business and impact on the Company’s employees and management’s focus on executing its business plan, particularly in light of the protracted discussions with Company A in 2018. The Virtusa Board also discussed the fact that a sale of the Company at a compelling valuation would eliminate the risks associated with executing on the Company’s business plan, including risks posed by the increasing impact of the COVID-19 pandemic and related economic conditions on the Company’s business and results of operations, including that many of the Company’s customers and prospects continue operating under challenging circumstances and may reduce or re-evaluate their spend, the likely continuation of reduced spend from customers, particularly regarding some of the Company’s significant customers in the banking and financial services industries, the concentration of the Company’s customers in the banking and financial industries which may be disproportionately adversely impacted by a recessionary economic environment. The Virtusa Board authorized management, with the assistance of J.P. Morgan and Goodwin, to continue to engage with Company A and encourage Company A to improve its proposed purchase price, terms and timing for receiving approval from its board of directors.
Also at the meeting, the Virtusa Board again discussed potential advantages and disadvantages of discussing a potential transaction with additional third parties at this time, including the potential disruptions to the Company’s business and impact on the Company’s employees and management’s focus on executing its business plan. Following discussion, the Virtusa Board determined that it was an appropriate time to pursue discussions with an additional limited number of third parties to determine their interest in a potential strategic transaction or acquisition transaction involving the Company (referred to as the “strategic process”). The Virtusa Board discussed the parties identified at the July 31 Virtusa Board meeting that were perceived as most likely to be interested in exploring a potential strategic transaction with the Company and capable of acquiring the Company, taking into account such parties’ prior interest in the Company and perceived financial strength and resources to pursue a strategic transaction in a timely manner. Following this discussion, the Virtusa Board directed J.P. Morgan to contact three potentially interested strategic parties (referred to as “Company C, Company D and Company E”) to determine whether they had an interest in exploring a potential strategic transaction with the Company, and authorized management and J.P. Morgan to have discussions with other potentially interested parties. The Virtusa Board did not direct J.P. Morgan to contact Company B because Company B was already arranging a discussion with the Company’s chief executive officer. Again, at this time, and from time to time during the period prior to the signing of the merger agreement, the Virtusa Board evaluated the relative potential competitiveness of proposals from strategic bidders and financial sponsors, and also discussed the factors related to this evaluation that were described in the July 31 Virtusa Board meeting. Representatives of J.P. Morgan then discussed with the Virtusa Board the overall timetable for the outreach and related matters. Following the meeting, representatives of J.P. Morgan contacted Companies C, D and E, as directed by the Virtusa Board.

Later on August 13, 2020, the Company’s chief executive officer reviewed a written non-binding preliminary proposal from BPEA, dated August 11, 2020, to acquire the Company for $50.00 per share in cash that was subject to satisfactory completion of due diligence, among other conditions. The proposal indicated that the purchase price would be financed by a combination of third party debt financing and equity capital from BPEA. In the proposal, BPEA indicated that it had accumulated an equity stake in the Company’s stock of less than 0.5%, with the belief that the Company has significant potential, which BPEA could help it realize over time. In the proposal, BPEA also stated its belief that it could complete its diligence review within as little as four weeks. The proposal was provided to the other directors on August 14, 2020.
Also on August 13, 2020, members of Company management had a call with representatives of BPEA. During the call, members of Company management and representatives of BPEA discussed BPEA’s August 11 proposal.
On August 14, 2020, a financial sponsor with a demonstrated track record as an investor in the Company’s industry and who had previously indicated that it had been tracking the Company for some time (referred to as “Sponsor 3”) contacted J.P. Morgan to inquire about the Company’s interest in a potential acquisition transaction. Representatives of J.P. Morgan indicated to Sponsor 3 that they would inform the Company of its inquiry.
Also on August 14, 2020, Company C informed representatives of J.P. Morgan that it was not interested in discussing an acquisition of the Company because it was not consistent with Company C’s latest strategy.
Later on August 14, 2020, members of Company management had a call with representatives of Company A. During the call, representatives of Company A informed Company management that Company A would be delivering a written revised proposal to acquire the Company for $50.00 per share in cash, which was the maximum amount that Company A was authorized to offer.
On August 15, 2020, Company A delivered a written best and final, non-binding, proposal to acquire the Company for $50.00 per share in cash that was subject to satisfactory completion of due diligence, among other conditions. The proposal stated that final approval of Company A’s board of directors at a scheduled meeting on September 16, 2020 would be required prior to the execution of a definitive agreement following satisfactory completion of due diligence. The proposal also stated that Company A would require an exclusivity period through September 17, 2020.
On August 16, 2020, BPEA and the Company entered into a confidentiality agreement to facilitate further discussions. The confidentiality agreement contained customary provisions, including a one-year standstill provision that allowed BPEA to make confidential proposals to the Company at any time and automatically terminated upon the Company’s execution of a definitive agreement with a third party to effect a sale of the Company.
Also on August 16, 2020, the Company made available to BPEA the base plan projections and the upside sensitivity projections (as discussed below).
On August 17, 2020, in light of Company A’s improved proposal of $50.00 per share, and as authorized by the Virtusa Board, Company A was provided access to an online data room containing nonpublic information regarding the Company.
Also on August 17, 2020, the Company filed with the SEC a definitive proxy statement with respect to the contested director election at the Company’s 2020 annual stockholder meeting.
On August 18, 2020, following discussion with Company management, representatives of J.P. Morgan had a call with Sponsor 3 and informed Sponsor 3 that the Company could be interested in discussing a strategic transaction if Sponsor 3 could offer more than $50.00 per share and be prepared to execute a merger agreement by mid-September. Sponsor 3 indicated that it would follow up with a response.
On August 19, 2020, BPEA delivered a revised written non-binding proposal to acquire the Company for $51.00 per share in cash that was subject to satisfactory completion of due diligence, among other conditions. The proposal indicated that the purchase price would be financed by a combination of equity capital from BPEA and fully committed debt financing from BPEA’s debt financing source. The proposal stated that BPEA would complete its due diligence no later than September 11, 2020. The proposal also stated that BPEA had begun work on a draft merger agreement which it would deliver to the Company by August 25, 2020.
On August 19, 2020, the Virtusa Board met to discuss, among other things, the strategic process. Company management and representatives of J.P. Morgan and Goodwin were present. Company management and representatives of J.P. Morgan updated the Virtusa Board on the status of the discussions with Company A and BPEA. The Virtusa Board discussed Company A’s improved proposal of $50.00 per share. The Virtusa Board also discussed BPEA’s proposal of $51.00 per share and stated level of interest in an acquisition of the Company, and determined to continue discussions with BPEA and seek to use the BPEA proposal to encourage a higher price and better terms from one of the strategic bidders in the process. Representatives of J.P. Morgan updated the Virtusa Board on the status of discussions with other interested parties, including their due diligence efforts and stated level of interest in an acquisition of the Company. Representatives of Goodwin reviewed with the Virtusa Board its fiduciary duties in the context of evaluating the proposals and considering a potential sale of the Company. The Virtusa Board directed Company management and the Company’s advisors to continue to proceed with the discussions with Company A, BPEA and the other interested parties. The Virtusa Board also authorized J.P. Morgan to inform interested parties that had not yet submitted an acquisition proposal to that they should do so by September 4, 2020.
At the meeting, Company management presented an upside sensitivity case of its standalone plan, which included increased forecasts for the fiscal year ended March 31, 2021 (referred to as the “upside sensitivity projections”), and the assumptions on which the projections were based. In the context of reviewing the upside sensitivity projections, the Virtusa Board discussed the risks, challenges, and strategic opportunities facing the Company and asked questions of management regarding various matters relating to the projections, including the assumptions on which the projections were based.
Also on August 19, 2020, Company D and the Company entered into a confidentiality agreement to facilitate further discussions. The confidentiality agreement contained customary provisions, including a one-year standstill provision that automatically terminated upon the Company’s execution of a definitive agreement with a third party to effect a sale of the Company.
Also on August 19, 2020, the Company’s chief executive officer had a call with representatives of BPEA to discuss BPEA’s continued interest in the Company.
On August 20, 2020, Company A’s outside counsel provided a draft merger agreement to Goodwin. The draft merger agreement contemplated, among other things (i) a termination fee equal to 4% of the transaction’s equity value in all circumstances when the termination fee would be payable by the Company to Parent (referred to as a “Company termination fee”), (ii) reimbursement of Parent’s expenses up to a to be determined amount, payable by the Company upon the termination of the merger agreement due to failure of the Company’s stockholders to adopt the merger agreement, or the Company’s uncured material breach (referred to as the “Parent expense reimbursement”) and (iii) Company equity awards that are vested as of the closing would be cashed out at the merger price, while Company equity awards subject to time-based vesting that remain unvested as of the closing would be assumed and substituted by Company A at the merger price and remain subject to the same vesting and other terms applicable prior to closing.
Also on August 20, 2020, BPEA was provided access to an online data room containing nonpublic information regarding the Company.
Also on August 20, 2020, Sponsor 1 followed up with representatives of J.P. Morgan on their prior interest and indicated that it had heard the Company was having conversations with financial sponsors. Representatives of J.P. Morgan indicated that they had nothing to discuss with Sponsor 1 and that they would again inform the Virtusa Board of Sponsor 1’s interest. Following this time, the Virtusa Board determined to focus on ongoing discussions with Company A and BPEA, rather than prioritizing inquiries from Sponsor 1 and Sponsor 2.
Also on August 20, 2020, representatives of J.P. Morgan had a call with representatives of Company A’s financial advisor, during which representatives of J.P. Morgan again emphasized that in order for the Virtusa

Board to further engage with Company A, Company A needed to improve its price, merger agreement terms, deal certainty and speed to execution of a merger agreement.
From August 20 through September 8, 2020, representatives of the Company, J.P. Morgan, Goodwin, Company A and its advisors, had various telephonic and virtual meetings to facilitate Company A’s due diligence. As part of these meetings, members of Company management made management presentations to representatives of Company A. Representatives of J.P. Morgan also attended each of the management presentations.
On August 21, 2020, the Virtusa Board held a meeting to discuss, among other things, the strategic process. Company management and representatives of J.P. Morgan and Goodwin were present. Company management and representatives of J.P. Morgan updated the Virtusa Board on the status of the discussions with the interested parties, including their due diligence efforts and stated levels of interest. Representatives of Goodwin discussed with the Virtusa Board the material terms of the draft merger agreement provided by Company A. Representatives of J.P. Morgan then discussed with the Virtusa Board the overall timetable for the discussions with the interested parties and related matters. The Virtusa Board also discussed the upside sensitivity projections presented at the prior Virtusa Board meeting, and asked questions of management regarding various matters relating to the projections, including the assumptions on which the projections were based.
From August 21 through September 9, 2020, representatives of the Company, J.P. Morgan, Goodwin, BPEA and BPEA’s outside counsel, Ropes & Gray LLP (referred to as “Ropes & Gray”), had various telephonic and virtual meetings to finalize BPEA’s confirmatory due diligence. As part of these meetings, members of Company management made management presentations to representatives of BPEA. Representatives of J.P. Morgan also attended each of the management presentations.
Also on August 21, 2020, Company D was provided access to an online data room containing nonpublic information regarding the Company.
Also on August 21, 2020, representatives of J.P. Morgan had a call with Company E and discussed the status of the draft confidentiality agreement between Company E and the Company and informed Company E that its final proposal for an acquisition of the Company and a mark-up of the merger agreement would be due by September 4, 2020.
Also on August 21, 2020, Sponsor 3 informed J.P. Morgan that it was declining interest in a potential acquisition of the Company because it was not able to offer the value that the Company was seeking nor execute a transaction with the Company on an expedited basis.
On August 25, 2020, representatives of Ropes & Gray, on behalf of BPEA, provided a draft merger agreement, voting agreement, equity commitment letter and limited guarantee to representatives of Goodwin. The draft merger agreement contemplated, among other things (i) a marketing period in connection with BPEA’s efforts to obtain debt financing during which BPEA would not be required to close the merger until the expiration of such marketing period despite the satisfaction of all other closing conditions (which is referred to as a “marketing period”), (ii) a Company termination fee equal to 4% of the transaction’s equity value, (iii) a termination fee, equal to 4% of the transaction’s equity value, to be payable by Parent to the Company upon the Company’s termination of the merger agreement due to Parent’s failure to close the merger when required to do so (which is referred to as a “Parent termination fee”), (iv) Parent expense reimbursement of up to $10 million payable by the Company upon the termination of the merger agreement due to failure of the Company’s stockholders to adopt the merger agreement, or the Company’s uncured material breach and (v) noted the treatment of Company equity awards in connection with the merger as subject to further discussion.
Also on August 25, 2020, Goodwin provided Company A’s outside counsel a revised draft of the merger agreement. Among other things, the revised draft of the merger agreement provided for (i) a Company termination fee equal to 2% of the transaction’s equity value, (ii) no Parent expense reimbursement, (iii) modification of various covenants relating to the Company’s operations between signing and closing, Parent’s and Merger Sub’s obligations with respect to obtaining regulatory approvals and Parent’s obligations with respect to employee compensation and benefits matters after closing, and (iv) the Company equity awards that are vested as of the closing would be cashed out at the merger price and the Company equity awards that are unvested as of the closing would be fully accelerated and cashed out at the merger price.
Also on August 25, 2020, the Company’s chief executive officer had the scheduled call with a representative of Company B who expressed an interest in discussing a potential strategic transaction with the Company. The Company’s chief executive officer instructed Company B to contact J.P. Morgan. No proposals were made during the call. Following the call, Company B indicated that it would send an M&A questionnaire to the Company.
On August 26, 2020, the Virtusa Board met to discuss, among other things, the strategic process. Members of Company management and representatives of J.P. Morgan and Goodwin were present. Company management and representatives of J.P. Morgan updated the Virtusa Board on the status of the discussions with the interested parties, including their due diligence efforts and stated levels of interest. Representatives of Goodwin discussed with the Virtusa Board the material terms of the draft merger agreement provided by BPEA. Representatives of J.P. Morgan then discussed with the Virtusa Board the overall timetable for the discussions with the interested parties and related matters.
Company management again presented the base plan projections and the upside sensitivity projections (which are summarized below under the section titled “— Certain Financial Projections by the Management of Virtusa”), and the assumptions on which the projections were based. Following discussion and questions of management regarding various matters relating to the projections, including the assumptions on which the projections were based, the Virtusa Board approved the base plan projections and the upside sensitivity projections for disclosure to prospective bidders and for use by J.P. Morgan in conducting its financial analyses of the Company.
Also on August 26, 2020, Company E and the Company entered into a confidentiality agreement to facilitate further discussions. The confidentiality agreement contained customary provisions, including a one-year standstill provision that automatically terminated upon the Company’s execution of a definitive agreement with a third party to effect a sale of the Company. That day Company E was provided access to an online data room containing nonpublic information regarding the Company.
Also on August 26, 2020, Company D informed representatives of J.P. Morgan that Company D was no longer interested in pursuing a transaction with the Company because Company D had earmarked M&A investment capital for other purposes, and the Company’s large India footprint could present integration challenges for Company D, and it was not able to act quickly for an acquisition of the size of the Company.
On August 27, 2020, representatives of J.P. Morgan had a call with representatives of Company A’s financial advisor, during which representatives of J.P. Morgan again emphasized that in order for the Virtusa Board to further engage with Company A, Company A needed to improve its price, merger agreement terms, deal certainty and speed to execution of a merger agreement. Representatives of Company A’s financial advisor indicated that it was important to Company A that Company A enter into an exclusive negotiating period with the Company.
Also on August 27, 2020, representatives of Company B and representatives of J.P. Morgan had a discussion. Representatives of J.P. Morgan informed Company B that while the Company would work to respond to the questionnaire, Company B would have to move quickly if it was interested in pursuing a strategic transaction.
Also on August 27, 2020, as authorized by the Virtusa Board, J.P. Morgan provided a draft merger agreement prepared by Goodwin to Company E.
On August 28, 2020, representatives of J.P. Morgan in India received unsolicited inbound inquiries from two financial sponsors (referred to as “Sponsor 4” and “Sponsor 5”) inquiring about market rumors that the Company was considering acquisition proposals. Representatives of J.P. Morgan indicated to these financial sponsors that they would inform the Virtusa Board of their inquiry. Sponsor 4 indicated that it would contact representatives of J.P. Morgan in the U.S. to express its interest in the Company, but did not do so.
On August 29, 2020, Goodwin provided revised drafts of the merger agreement and related transaction documents to representatives of Ropes & Gray. Among other things, the revised draft of the merger agreement provided for (i) an inside date in lieu of a marketing period, (ii) a Company termination fee equal to 2% of the transaction’s equity value, (v) a Parent termination fee equal to 7% of the transaction’s equity value, (iv) no Parent expense reimbursement, (vi) modification of various covenants relating to the Company’s operations between signing and closing, Parent’s and Merger Sub’s obligations with respect to obtaining regulatory approvals and Parent’s obligations with respect to employee compensation and benefits matters after closing, and (vii) the Company equity awards that are vested as of the closing would be cashed out at the merger price and the Company equity awards that are unvested as of the closing would be fully accelerated and cashed out at the merger price.
Also on August 29, 2020, representatives of J.P. Morgan had a discussion with a representative of Company B and suggested that Company B execute a confidentiality agreement with the Company to facilitate discussions.
From August 29 through September 9, 2020, representatives of Goodwin, with input from Company management and with the benefit of the views of the directors provided at the Virtusa Board meetings, and Company’s A outside counsel exchanged drafts and participated in discussions regarding the terms of the merger agreement and related agreements. The key issues negotiated in the draft merger agreement and related agreements included the scope of the representations and warranties, the rights of the parties to terminate the transaction and related remedies, the terms under which the Company would be permitted to respond to unsolicited proposals, the amount of and conditions to payment by the Company of a termination fee, and the terms of the related voting agreement.
On August 30, 2020, Company B and the Company entered into a confidentiality agreement to facilitate further discussions. The confidentiality agreement contained customary provisions, including a one-year standstill provision that automatically terminated upon the Company’s execution of a definitive agreement with a third party to effect a sale of the Company. Following execution of the confidentiality agreement, representatives of J.P. Morgan informed Company B that it should present a proposal for a strategic transaction with the Company by September 4, 2020, including a firm price and a mark-up of the Company’s draft merger agreement.
On August 30, 2020, a junior executive at a publicly traded company (referred to as “Company F”) contacted J.P. Morgan to inquire about market rumors that the Company was considering acquisition proposals. Representatives of J.P. Morgan informed Company management of Company F’s inquiry, which management discussed with a member of the Virtusa Board who was affiliated with Company F. The member of the Virtusa Board confirmed that Company F was not seriously considering a proposal to acquire the Company. On September 1, 2020, as authorized by Company management, representatives of J.P. Morgan informed the junior executive of Company F that it would make the Virtusa Board aware of its inquiry.
On August 31, 2020, the Company’s chief executive officer spoke with a representative of BPEA, and generally discussed the status of discussions between the parties and their respective representatives. During the call, the Company’s chief executive officer indicated that if the Company was going to enter into a strategic transaction with a third party, it would prefer to do so expeditiously and that, given the competition for such a transaction, if BPEA wanted to be in an advantageous position to acquire the Company, it should move quickly and improve its offer price.
Following the call, the representative of BPEA indicated to the Company that BPEA would work towards presenting a final proposal to the Company, and being in a position to execute a merger agreement with the Company, by September 9, 2020.
Also on August 31, 2020, J.P. Morgan, as authorized by the Virtusa Board, provided a draft merger agreement prepared by Goodwin to Company B.
On September 1, 2020, representatives of J.P. Morgan had a call with representatives of Company A’s financial advisor, during which representatives of J.P. Morgan again emphasized that in order for the Virtusa Board to engage with Company A, Company A needed to improve its price, merger agreement terms, deal certainty and speed to execution of a merger agreement. Company A had not made any material progress on the open points in the merger agreement since receiving the revised merger agreement on August 25, 2020.

Also on September 1, 2020, representatives of J.P. Morgan had a call with representatives of BPEA and encouraged BPEA to complete its due diligence, be accommodating on merger agreement terms, finalize its financing arrangements, and be aggressive with its final offer price. Representatives of BPEA indicated that they expected to secure a debt financing commitment to be executed at the time of signing of definitive transaction documents and would proceed expeditiously.
From September 1 through 9, 2020, representatives of Goodwin, with input from Company management and with the benefit of the views of the directors provided at the Virtusa Board meetings, and representatives of Ropes & Gray exchanged drafts and participated in discussions regarding the terms of the merger agreement and related documents. Substantial progress on the terms of the merger agreement with BPEA were made during this call. The items negotiated with respect to the merger agreement and related documents included, among other things: the representations and warranties to be made by the parties; the restrictions on the conduct of the Company’s business until completion of the transaction; the definition of material adverse effect; the conditions to completion of the merger; the Company’s obligations to cooperate with BPEA’s debt financing efforts; the length of the marketing period; the provisions regarding the Company’s employee benefit plans, severance and other compensation matters; the remedies available to each party under the merger agreement, including the triggers of the Company termination fee payable to Parent and the Parent termination fee payable to the Company and the terms of the guaranty of certain payment obligations by BPEA; and the amounts of the Company termination fee, the Parent termination fee and the Parent expense reimbursement.
On September 1, 2020, Company B was provided access to an online data room containing nonpublic information regarding the Company. Also on that day, the Company provided responses to Company B’s M&A questionnaire.
On September 2, 2020, the Virtusa Board held a meeting to discuss, among other things, the strategic process. Members of Company management and representatives of J.P. Morgan and Goodwin were present. Company management and representatives of J.P. Morgan updated the Virtusa Board on the status of the discussions with the interested parties, including their due diligence efforts, stated levels of interest and expected timing for providing final proposals on price and being prepared to execute a transaction with the Company. Representatives of Goodwin discussed with the Virtusa Board the key open points in the draft merger agreements with Company A and BPEA. Representatives of Goodwin also discussed with the Virtusa Board its fiduciary duties in the context of evaluating the proposal and considering a potential sale of the Company.
The Virtusa Board also discussed again the engagement of J.P. Morgan to serve as the Company’s financial advisor in connection with a potential strategic transaction. Following this discussion, the Virtusa Board authorized management to finalize the engagement of J.P. Morgan as a financial advisor in connection with a potential transaction and the parties executed a customary engagement letter on September 8, 2020. The Virtusa Board also discussed and authorized management to engage Citi as a financial advisor given its historical relationship with the Company as a large customer and its substantial knowledge of and familiarity with the Company and the industries in which it operates. Citi executed an engagement letter with the Company on September 9, 2020 and will be paid a fee in connection with the transaction with BPEA, but Citi did not advise the Virtusa Board or deliver a fairness opinion in connection with the transaction with BPEA.
Later on September 2, 2020, Company A provided a written status update that reconfirmed Company A’s proposed $50.00 per share cash price and indicated that Company A targeted to close out all outstanding business-level points by the early part of the week of September 7, 2020. No material progress had been made on the open points in the merger agreement with Company A since August 25, 2020.
Later on September 2, 2020, Company management and representatives of J.P. Morgan had a call with representatives of Company A and its financial advisor. Company management and representatives of J.P. Morgan informed Company A that in order for the Virtusa Board to accept Company A’s proposal, it would have to improve its offer price, make concessions on the terms of its merger agreement and obtain final approval from the Company A board of directors to execute a merger agreement prior to September 16, 2020. Representatives of Company A indicated that it was not possible for the Company A board of directors to approve the transaction prior to September 16, 2020 and that Company A would not be able to execute a merger agreement before then.
On September 4, 2020, the Virtusa Board held a meeting to discuss, among other things, the strategic process. Members of Company management and representatives of J.P. Morgan and Goodwin were present. Company management and representatives of J.P. Morgan updated the Virtusa Board on the status of the discussions with the interested parties, including their due diligence efforts, stated levels of interest and expected timing for providing final proposals on price and being prepared to execute a transaction with the Company. Representatives of Goodwin discussed with the Virtusa Board the status of the merger agreement negotiations with Company A and BPEA and the key open points in both merger agreements, and that substantial progress had been made with BPEA. Representatives of J.P. Morgan discussed with the Virtusa Board that both Company C and Company D had declined interest in the strategic process and that neither Company B nor Company E submitted a proposal or a revised merger agreement by the September 4, 2020 bid deadline. Representatives of J.P. Morgan also reviewed with the Virtusa Board certain financial aspects of revised proposals from Company A and BPEA and preliminary financial analyses with respect to the Company based on management’s base case and upside sensitivity projections. The Virtusa Board asked questions of J.P. Morgan regarding various matters relating to the preliminary financial analyses. The Virtusa Board authorized management and the Company’s advisors to continue discussions with Company A and BPEA and to encourage them to improve their proposals on price and merger agreement terms, as well as being in a position to execute a merger agreement the following week. The Virtusa Board authorized J.P. Morgan to inform Company B and Company E that they would be removed from the strategic process because they did not submit a proposal by the September 4, 2020 bid deadline.
Representatives of Goodwin discussed with the Virtusa Board the disclosure that J.P. Morgan provided to the Virtusa Board regarding its then current relationships with each of Company A, BPEA and their respective affiliates. Following review of this information, the Virtusa Board determined, with input from Goodwin, that based on the information provided by J.P. Morgan, the disclosed information would not impact J.P. Morgan’s ability to act effectively as financial advisor to the Company or the Company’s decision to continue to retain J.P. Morgan.
On September 5, 2020, as authorized by the Virtusa Board, representatives of J.P. Morgan informed Company B and Company E that they were removed from the strategic process because they had not submitted a firm price and revised merger agreement by the stated September 4 deadline. The following day, Company B’s and Company E’s data room access was terminated.
On September 6, 2020, Company management and representatives of J.P. Morgan had a call with representatives of Company A and its financial advisor. Company management and representatives of J.P. Morgan informed Company A that in order for the Virtusa Board to accept Company’s A proposal, it would have to improve its offer price, make concessions on the terms of its merger agreement and obtain final approval from the Company A board of directors to execute a merger agreement at the latest by end of the week, if not sooner. Representatives of Company A indicated that it was not possible for the Company A board of directors to approve the transaction prior to September 16, 2020 and that Company A would not be able to execute a merger agreement with the Company by the end of the week. Representatives of Company A asked whether the Company would enter into an exclusive negotiating period with Company A. Representatives of J.P. Morgan indicated Company A would have to improve its price into the mid-$50s and make concessions on the merger agreement terms before the Virtusa Board would consider granting exclusivity to Company A.
Also on September 6, 2020, Company E informed representatives of J.P. Morgan that Company E remained interested in the Company and intended to submit a proposal for an acquisition of the Company later in the week. Representatives of J.P. Morgan informed the Company of this correspondence. Company E did not submit a proposal.
On September 7, 2020, the Company’s chief executive officer spoke with a representative of Company A, and generally discussed the status of discussions between the parties and their respective representatives. During the call, the Company’s chief executive officer encouraged Company A to improve its offer price and finalize merger agreement negotiations by the middle of the week, if not sooner. The representative of Company A acknowledged the Company’s encouragement, but indicated that Company A would not be able to execute a merger agreement until such time as Company A received board approval which could not happen prior to its September 16, 2020 board meeting.
On September 8, 2020, the Virtusa Board held a meeting to discuss, among other things, the strategic process. Members of Company management and representatives of J.P. Morgan and Goodwin were present. Company management and representatives of J.P. Morgan updated the Virtusa Board on the status of the discussions with Company A and BPEA since the last Virtusa Board meeting. Representatives of Goodwin discussed with the Virtusa Board the status of the merger agreement negotiations with Company A and BPEA and the key open points in both merger agreements. Representatives of J.P. Morgan and Goodwin discussed with the Virtusa Board that BPEA had made significant progress on improving the merger agreement terms over the recent days, and that BPEA and its advisors were working to have final transaction documents ready for execution imminently. Representatives of J.P. Morgan and Goodwin also discussed with the Virtusa Board that despite several directives from management and representatives of J.P. Morgan, Company A had not improved its offer price, nor indicated it would make concessions on the merger agreement terms or accelerate the timing for obtaining their own board approval for a transaction, and that Company A had not made any material progress on the open points in the merger agreement since August 25, 2020, despite repeated requests by the Company and its advisors to do so. Following discussion, the Virtusa Board authorized management and the Company’s advisors to encourage BPEA to improve its offer price. The Virtusa Board also concluded that it was not appropriate at this time to consider or respond to Company A’s request to engage in exclusive negotiations.
Later on September 8, 2020, BPEA delivered a written revised proposal to acquire the Company for a price of $51.00 per share. The proposal indicated that it was BPEA’s final offer and that BPEA had completed its due diligence and received all internal approvals to execute the transaction documents. The proposal included executed versions of the merger agreement, equity commitment letters, limited guarantees, debt commitment letter from its debt financing source, and voting agreement. The proposal stated that BPEA was prepared to immediately execute the transaction documents, but in no event later than 11:59 p.m. on September 9, 2020.
Later on September 8, 2020, as authorized by the Virtusa Board, representatives of J.P. Morgan had discussions with representatives of BPEA in which they asked BPEA to increase its price by at least one dollar per share, and to put forth its best and final proposal as soon as possible for the Virtusa Board to consider. Representatives of J.P. Morgan, as authorized by management, also requested that BPEA agree to a Company termination fee reduced by one-half under the circumstance where the Company terminates the BPEA merger agreement within 30 days following execution of the BPEA merger agreement to accept a superior proposal from a party that had executed a confidentially agreement with the Company prior to execution of the BPEA merger agreement.
On September 9, 2020, representatives of Goodwin had a call with Company A’s outside counsel to discuss the remaining open points in the merger agreement and voting agreement, which included the triggers and amounts of the Company termination fee and Parent expense reimbursement, the terms of the voting agreement and open points in the Company’s disclosure letter. These open points were not resolved during the call.
Also on September 9, 2020, BPEA delivered a written final proposal to acquire the Company for an improved price of $51.35 per share. The proposal stated that it was BPEA’s best and final offer on price, and that is was conditioned upon the Company executing the transaction documents no later than 11:59 p.m. that night, at which time the proposal would expire if not accepted. BPEA also rejected the Company’s request for a Company termination fee reduced by one-half in certain circumstances.
Also on September 9, 2020, Company E informed representatives of J.P. Morgan that they should contact representatives of Company E’s financial advisor to discuss Company E’s interest in the Company. Representatives of J.P. Morgan informed the Company of this correspondence.
Later on September 9, 2020, the Virtusa Board met to discuss the final terms of the proposed transaction with BPEA and the status of the discussions with Company A. Members of Company management and representatives of J.P. Morgan and Goodwin were present. Representatives of Goodwin reviewed the fiduciary duties of the Virtusa Board in connection with a potential sale of the Company. Representatives of J.P.

Morgan and Goodwin provided an update on the discussions with BPEA since the last board meeting, including that negotiations between the Company and BPEA were complete, noting that BPEA had submitted a best and final improved price of $51.35 per share and had rejected the Company’s request for a reduced Company termination fee in certain circumstances, and that this revised proposal was conditioned upon the parties reaching an agreement and executing a merger agreement that evening and announcing the agreement before the stock market opened the next day. The Virtusa Board also discussed that to date BPEA had not had, and had not requested to have, discussions with Company management regarding their future roles, compensation, retention or investment arrangements in connection with the proposed transaction.
Representatives of J.P. Morgan and Goodwin also informed the Virtusa Board on the status of the discussions with Company A since the last board meeting, including that there remained unresolved open issues on the merger agreement and voting agreement, and that Company A had not provided a revised draft of the merger agreement or assurance that it could execute a definitive merger agreement by the end of the week or prior to Company A’s board of directors meeting on September 16, 2020 or otherwise made meaningful progress on the merger agreement since August 25, 2020. The Virtusa Board discussed Company A’s proposal and that despite several directives by management and the Company’s advisors since July 24, 2020, Company A had not improved its price nor submitted a revised merger agreement with concessions on key merger agreement terms. The Virtusa Board also discussed that there was no assurance that the Company A board of directors would approve a transaction with the Company on September 16, 2020, particularly in light of the 2018 discussions which were terminated by the Company A board of directors. The Virtusa Board also discussed the risk of losing the BPEA offer, which was at a higher price and with final terms acceptable to the Virtusa Board, if the Company attempted to further delay signing a merger agreement with BPEA.
The Virtusa Board then further discussed the advantages and risks of the proposed transaction with BPEA that are described below in greater detail under the heading “— Reasons for the Merger; Recommendation of the Virtusa Board.” In light of these discussions, the Virtusa Board concluded that BPEA’s improved and final offer would, if consummated, provide greater certainty of value (and less risk) to the Company’s stockholders relative to the potential trading price of the Company’s shares over a longer period after accounting for the long-term risks to the Company’s business resulting from operational execution risk and evolving industry dynamics. After considering the Company’s strategic alternatives to the BPEA transaction and the Company’s ability to continue as a standalone company and the terms of the proposal from Company A, and the risk that further delay might cause the loss of the BPEA offer, the Virtusa Board concluded that BPEA’s final proposal was the best alternative for the Company’s stockholders.
Representatives of Goodwin discussed with the Virtusa Board the updated disclosure that J.P. Morgan provided to the Virtusa Board regarding its then current relationships with BPEA and its affiliates and the disclosure that Citi provided to the Virtusa Board regarding its then current relationships with BPEA and its affiliates. Following review of this information, the Virtusa Board determined, with input from Goodwin, that based on the updated information provided by J.P. Morgan, the disclosed information would not impact J.P. Morgan’s ability to act effectively as financial advisor to the Company or the Company’s decision to continue to retain J.P. Morgan. The Virtusa Board also determined, with input from Goodwin, that based on the information provided by Citi, the disclosed information would not impact Citi’s ability to act effectively as financial advisor to the Company or the Company’s decision to retain Citi.
Also at this meeting, a representative of J.P. Morgan presented J.P. Morgan’s financial analyses and rendered to the Virtusa Board the oral opinion of J.P. Morgan, subsequently confirmed by the delivery of a written opinion of J.P. Morgan, dated September 9, 2020, to the Virtusa Board, that, as of such date and based upon and subject to the factors and assumptions set forth in its written opinion, the consideration to be paid to the holders of the Company’s common stock in the proposed merger was fair, from a financial point of view, to such holders, all as more fully summarized below under the heading “— Opinion of Virtusa’s Financial Advisor”.
After further discussions, and taking into account the factors described below in greater detail under the heading “— Reasons for the Merger; Recommendation of the Virtusa Board,” including the Virtusa Board’s belief that the merger is more favorable to the Company’s stockholders than other strategic alternatives available to the Company, including remaining as an independent public company, the Virtusa Board unanimously adopted resolutions which, among other things, approved the merger agreement, the voting agreement, the merger and the other transactions contemplated by the merger agreement and recommended that the Company’s stockholders adopt the merger agreement, the merger and the other transactions contemplated by the merger agreement.
Later on September 9, 2020, following the meeting of the Virtusa Board, the Company, Parent and Merger Sub executed the merger agreement and all signatories to the voting agreement, equity commitment letters, limited guarantees and debt commitment letter executed such documents.
On the morning of September 10, 2020, prior to the opening of trading on the NASDAQ market, the Company and BPEA issued a joint press release announcing their entry into the merger agreement.
On October 6, 2020, the Company announced that it entered into a settlement agreement with NMV (referred to as the “settlement agreement”), which economically owns approximately 10.8% of the outstanding shares of Virtusa common stock. Pursuant to the settlement agreement, NMV withdrew its nominations for directors at the Company’s 2020 annual stockholders meeting and the Company appointed Patricia “Patty” Morrison as a new independent director, effective immediately. Additionally, pursuant to the settlement agreement, NMV entered into a voting agreement with the Company under which NMV will vote in favor of the merger proposal.
Reasons for the Merger; Recommendation of the Virtusa Board
In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Virtusa Board consulted with Company management and its financial advisors. The Virtusa Board also consulted with its outside legal counsel regarding its fiduciary duties, the terms and conditions of the merger agreement and other related matters. The Virtusa Board unanimously determined that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of the Company and its stockholders, and unanimously approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement. Accordingly, on September 9, 2020, the Virtusa Board unanimously resolved to recommend that the Company’s stockholders approve the adoption of the merger agreement and approve the transactions contemplated thereby.
In the course of reaching its recommendation, the Virtusa Board considered a number of positive factors relating to the merger agreement and the merger, each of which the Virtusa Board believed supported its decision, including the following:
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Merger Consideration.   The Virtusa Board considered that the Company’s stockholders will be entitled to receive merger consideration of $51.35 per share in cash upon the closing of the merger. The Virtusa Board considered the current and historical market prices of the Company common stock, including the fact that $51.35 per share in cash represented a premium of approximately 27% over the Company’s closing price on September 9, 2020, the last trading day prior to execution of the merger agreement, and premiums of approximately 29% and 46% to the Company’s volume-weighted average prices (referred to as “VWAP”) for the last 30 and 60 trading days prior to the execution of the merger agreement, respectively, and, that the merger consideration of $51.35 per share implies a valuation of 16.2x Firm Value / Last Twelve Months EBITDA as of June 30, 2020.

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Best Alternative for Maximizing Stockholder Value.   The Virtusa Board considered that the merger consideration was more favorable to the Company’s stockholders than the potential value that would reasonably be expected to result from other alternatives reasonably available to the Company, including the continued operation of the Company on a standalone basis, taking into account its acquisition opportunities, strategic alternatives and financing plans on an ongoing basis, in light of a number of factors, including:

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the fact that if the Company remained an independent public company its stockholders would continue to be subject to the risks and uncertainties of the Company executing on its standalone plan including the increasing impact of the COVID-19 pandemic and related economic conditions on the Company’s business and results of operations, including: that many of the Company’s customers and prospects continue operating under challenging circumstances and may reduce or re-evaluate their spend; the likely continuation of reduced spend from customers, particularly regarding some of the Company’s significant customers in the banking and financial services industries; the concentration of the Company’s customers in the banking and financial industries which may be disproportionately adversely impacted by a recessionary economic environment; the fact that some of the Company’s competitors have substantially greater resources than the Company, including greater operational and solutions capabilities; and the impact of an expanding competitive environment on the Company’s ability to effectively sell its services;
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the anticipated future trading prices of the Company common stock on a standalone basis, and the operational, financial and market risks of continuing on a standalone basis as an independent public company and the certainty of realizing a compelling value for the Company common stock in the merger compared to the uncertainty that trading values would approach the per share merger consideration in the foreseeable future, even if the Company were able to execute on it standalone plan;

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its belief that, in light of the strategic process we engaged in, the responses we received from participants in the process and the best and final offers received from each of BPEA and Company A, it was unlikely that any other party would be willing to acquire the Company at an all-cash price in excess of $51.35 per share, or agree to terms as favorable as the BPEA transaction, or would even be able to reach a signed merger agreement in the near term;

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the course and history of competitive negotiations between BPEA and the Company, as described in the section of this proxy statement titled “— Background of the Merger,” and the Virtusa Board’s belief that it had obtained BPEA’s best and final offer and that it was unlikely that any other party would be willing to acquire the Company at a higher price; and

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the Virtusa Board’s belief that the terms of the merger agreement, taken as a whole, are reasonable.

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Greater Certainty of Value.   The Virtusa Board considered that the merger consideration payable for shares is a fixed all cash amount, thereby providing the Company’s stockholders with immediate certainty of value and liquidity for their shares upon the closing of the merger, while eliminating the uncertainty of long-term business and execution risk to stockholders, especially when viewed in light of a number of factors, including the recent increased volatility in equity markets, particularly with respect to comparable companies, and the even greater volatility in the Company’s stock.

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Receipt of Fairness Opinion from its Financial Advisor Regarding the Merger.   The Virtusa Board considered the financial analyses presented by J.P. Morgan to the Virtusa Board and the oral opinion of J.P. Morgan rendered to the Virtusa Board, subsequently confirmed by the delivery of a written opinion of J.P. Morgan, dated September 9, 2020, to the Virtusa Board, that, as of such date and based upon and subject to the factors and assumptions set forth in its written opinion, the consideration to be paid to the holders of the Company’s common stock in the proposed merger was fair, from a financial point of view, to such holders, all as more fully summarized below under the heading “— Opinion of Virtusa’s Financial Advisor”. The full text of the written opinion of J.P. Morgan, dated September 9, 2020, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement. The opinion of J.P. Morgan is more fully described in the section of this proxy statement titled “— Opinion of Virtusa’s Financial Advisor.”

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Likelihood of Completion.   The Virtusa Board considered the likelihood of completion of the merger to be significant, in light of, among other things:

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the commitment of Parent in the merger agreement to use its reasonable best efforts to complete the merger as soon as practicable (see the section of this proxy statement titled “The Merger Agreement — Reasonable Best Efforts; Antitrust Filings”);

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the absence of a financing condition and the commitment of Parent in the merger agreement to use its reasonable best efforts to cause its equity financing sources and their affiliates to assist and cooperate as necessary and appropriate with the other parties to complete the merger as soon as practicable;

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the commitment of Parent in the merger agreement to pay the Company a termination fee in an amount equal to $108,660,000 in certain circumstances in the event that the merger is not completed, which payment is guaranteed by the guarantors (see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses”);

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the fact that Merger Sub has entered into a debt commitment letter pursuant to which the debt commitment parties have committed, upon certain terms and subject to certain conditions, to lend up to $950,000,000 in the aggregate in connection with the financing of the amounts payable pursuant to the merger agreement and the transactions contemplated thereby, and the representations and covenants of Parent and Merger Sub in the merger agreement as to its financing (see the section of this proxy statement titled “— Financing of the Merger”);

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the limited conditions to closing contained in the merger agreement, which the Virtusa Board believes are reasonable and customary in number and scope, and which, in the case of the condition related to the accuracy of the Company’s representations and warranties, are generally subject to a “company material adverse effect” qualification (see the section of this proxy statement titled “The Merger Agreement — Conditions of the Merger”);

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the Company’s entitlement, under certain conditions, to seek specific performance of Parent’s obligations under the merger agreement, including Parent’s and Merger Sub’s obligation to close the merger when required; and

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the positive business reputation of BPEA, its history of successful acquisitions, its substantial financial resources and its strong strategic interest in the Company and familiarity with the Company and the Company’s products.

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Opportunity to Receive Alternative Acquisition Proposals and to Terminate or Change Recommendation in Response to a Superior Proposal or Intervening Event.   The Virtusa Board considered the terms of the merger agreement relating to the Company’s ability to respond to unsolicited acquisition proposals, and the other terms of the merger agreement, including:

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the Company’s right, subject to certain conditions, to provide information in response to, and to discuss and negotiate with, certain third parties regarding unsolicited acquisition proposals made before the Company stockholder approval is obtained (see the section of this proxy statement titled “The Merger Agreement — No-Shop; Virtusa Board Recommendation Change”);

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the provision of the merger agreement allowing the Company to terminate the merger agreement prior to obtaining the company stockholder approval in order to substantially concurrently enter into an alternative acquisition agreement, subject to Parent’s right to receive payment of a termination fee equal to $54,330,000, which amount the Virtusa Board believes to be reasonable under the circumstances given the size of the transaction and taking into account the range of such termination fees in similar transactions and believes not to preclude or substantially impede a possible competing proposal (see the sections of this proxy statement titled “The Merger Agreement — No-Shop; Virtusa Board Recommendation Change — Termination Fees and Expenses”);

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the provision of the merger agreement allowing the Virtusa Board to make a change of recommendation prior to obtaining the Company stockholder approval in specified circumstances relating to a superior proposal or intervening event, subject to Parent’s right to terminate the merger agreement and receive payment of a termination fee equal to $54,330,000, which amount the Virtusa Board believes to be reasonable under the circumstances given the size of the transaction and taking into account the range of such termination fees in similar transactions and believes not to preclude or substantially impede a possible competing proposal (see the sections of this proxy statement titled “The Merger Agreement — No-Shop; Virtusa Board Recommendation Change — Termination Fees and Expenses”);

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the $54,330,00 termination fee payable by the Company in certain circumstances (representing approximately 3.0% of our equity value, based on the merger consideration) was viewed by our Virtusa Board, after consultation with its legal advisors, as reasonable and not likely to preclude any other party from making a competing acquisition proposal, and was significantly lower than the termination fee proposed by Company A of 4% of our equity value; and

•
Opportunity for the Company Stockholders to Vote.   The Virtusa Board also considered the fact that the merger would be subject to the approval of the Company’s stockholders, and the Company’s stockholders would be free to evaluate the merger and vote for or against the adoption of the merger agreement at the special meeting; and

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Opportunity for Appraisal of Shares.   The Virtusa Board also considered the fact that the Company’s stockholders who do not vote in favor of the adoption of the merger will have the right to demand appraisal of their fair value of the shares under Delaware law (see the section of this proxy statement titled “Appraisal Rights”).

In the course of reaching its recommendation, the Virtusa Board also considered certain risks and potentially adverse factors relating to the merger agreement and the merger, including:
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the risks related to the announcement and pendency of the merger, including the potential impact on our employees and our relationships with existing and prospective customers, vendors and business partners;

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the need to make antitrust filings, and obtain antitrust clearance, in the United States and certain other foreign jurisdictions, and receive approval from the Committee on Foreign Investment in the United States;

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that the Company stockholders will have no ongoing equity participation in the Company following the merger, and that such stockholders will therefore cease to participate in the Company’s future earnings or growth, if any, or to benefit from increases, if any, in the value of the Company common stock following the merger;

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the provisions of the merger agreement that restrict the Company’s ability to solicit or participate in discussions or negotiations regarding alternative acquisition proposals, subject to certain exceptions, and that restrict the Company from entering into alternative acquisition agreements;

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the possibility that the merger is not completed in a timely manner or at all for any reason, as well as the risks and costs to the Company if the merger is not completed or if there is uncertainty about the likelihood, timing or effects of completion of the merger, including uncertainty about the effect of the merger on the Company’s employees, existing and prospective customers, suppliers, partners and other third parties, which could impair the Company’s ability to attract, retain and motivate key personnel and could cause third parties to seek to terminate, change or not enter into business relationships with the Company, as well as the risk of diverting management and employee attention from ongoing business operations as a result of the merger, and the effect on the trading price of the Company common stock if the merger agreement is terminated or the merger is not completed for any reason;

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the merger agreement’s customary restrictions on the conduct of the Company’s business before completion of the merger, generally requiring the Company to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course of business and prohibiting the Company from taking specified actions, which could delay or prevent the Company from undertaking certain business opportunities that arise pending completion of the merger (see the section of this proxy statement titled “The Merger Agreement — Covenants Regarding Conduct of Business by the Company Pending the Effective Time”);

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the possibility that the Company could be required under the terms of the merger agreement to pay a termination fee equal to $54,330,000 under certain circumstances (see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses”), and that such termination fee could discourage other potential bidders from making a competing bid to acquire the Company;

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the possibility that the Company would be required to pay BPEA an expense reimbursement of up to $3,500,000 if, upon being put to a vote, the Company’s stockholders do not approve the merger, or that the Company experiences an uncured breach of its representations, warranties or covenants (see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses”);

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the potential risk of losing the opportunity to enter into the merger agreement with Parent in the event the Company continued trying to obtain any additional offers at higher prices;

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the significant costs involved in connection with entering into the merger agreement and completing the merger (some of which are payable whether or not the merger is consummated), including in connection with any litigation that may result from the announcement or pendency of the merger;

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that the receipt of cash by the Company stockholders in exchange for their shares of common stock pursuant to the merger will be a taxable transaction to the Company’s stockholders for U.S. federal income tax purposes (see the section of this proxy statement titled “— Material U.S. Federal Income Tax Considerations”); and

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that some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company stockholders generally (see the section of this proxy statement titled “— Interests of the Company’s Directors and Executive Officers in the Merger”).

The foregoing discussion of the information and factors considered by the Virtusa Board includes the material factors considered by the Virtusa Board but is not intended to be exhaustive and does not necessarily include all of the factors considered by the Virtusa Board. In view of the complexity and variety of factors considered in connection with its evaluation of the merger agreement and the merger, the Virtusa Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Rather, in considering the information and factors described above, individual members of the Virtusa Board each applied his or her own business judgment to the process and may have given different weights to different factors. The above factors are not presented in any order of priority. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement titled “Cautionary Statement Regarding Forward-Looking Statements.”
The Virtusa Board, at a meeting duly called and held at which all directors of the Company were present, duly and unanimously adopted resolutions: (i) approving and declaring advisable the merger agreement and the other agreements contemplated by the merger agreement, the merger and the other transactions contemplated by the merger agreement and approving the execution, delivery and performance of the merger agreement and the other agreements contemplated by the merger agreement, (ii) determining that the terms of the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of the Company and its stockholders, (iii) recommending that the Company’s stockholders adopt the merger agreement and approve the merger in accordance with the DGCL, (iv) rendering the limitations on business combinations contained in Section 203 of the DGCL inapplicable to the merger, the merger agreement, the other agreements contemplated by the merger agreement and the transactions contemplated thereby, and (v) electing that the merger not be subject to any “moratorium” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to the merger agreement, which resolutions have not been rescinded, modified or withdrawn in any way.
Opinion of Virtusa’s Financial Advisor
Pursuant to an engagement letter dated September 8, 2020, the Company retained J.P. Morgan as its financial advisor in connection with the proposed merger and to deliver a fairness opinion in connection with the proposed merger.
At the meeting of the Virtusa Board on September 9, 2020, J.P. Morgan rendered its oral opinion to the Virtusa Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid to Virtusa’s common stockholders in the proposed merger was fair, from a financial point of view, to such stockholders. J.P. Morgan has confirmed its September 9, 2020 oral opinion by delivering its written opinion to the Virtusa Board, dated September 9, 2020, that, as of such date, the consideration to be paid to Virtusa’s common stockholders in the proposed merger was fair, from a financial point of view, to such stockholders.
The full text of the written opinion of J.P. Morgan dated September 9, 2020, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the Virtusa Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed merger, was directed only to the consideration to be paid in the proposed merger and did not address any other aspect of the proposed merger. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by Company to engage in the proposed merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the proposed merger or any other matter.
In arriving at its opinions, J.P. Morgan, among other things:
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reviewed the merger agreement;

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reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

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compared the proposed financial terms of the proposed merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration received for such companies;

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compared the financial and operating performance of the Company with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of Virtusa common stock and certain publicly traded securities of such other companies;

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reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business as described below under the heading “— Certain Financial Projections by the Management of Virtusa”; and

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performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of the management of the Company with respect to certain aspects of the proposed merger, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.
In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by the Company or otherwise reviewed by or for J.P. Morgan, and J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to its engagement letter with the Company, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct or was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of the Company or Parent under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the proposed merger will be consummated as described in the merger agreement and this proxy statement. J.P. Morgan also assumed that the representations and warranties made by the Company, the merger subsidiary and Parent in the merger agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to the Company with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the proposed merger will be obtained without any adverse effect on the Company or on the contemplated benefits of the proposed merger.

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to Virtusa common stockholders in the proposed merger, and J.P. Morgan expressed no opinion as to the fairness of any consideration paid in connection with the merger to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed merger, or any class of such persons relative to the consideration to be paid to the holders of Virtusa common stock in the proposed merger or with respect to the fairness of any such compensation.
The terms of the merger agreement, including the merger consideration, were determined through arm’s length negotiations between the Company and Parent, and the decision to enter into the merger agreement was solely that of the Virtusa Board. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the Virtusa Board in its evaluation of the proposed merger and should not be viewed as determinative of the views of the Virtusa Board or the Company’s management with respect to the proposed merger or the consideration.
In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodology in rendering its opinion to the Virtusa Board on September 9, 2020 and in the presentation delivered to the Virtusa Board on such date in connection with the rendering of such opinion and this summary does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.
Public Trading Multiples
Using publicly available information, J.P. Morgan compared selected financial data of the Company with similar data for the following selected publicly traded global and offshore IT companies (referred to as “Global and Offshore Selected Companies”) and mid-cap companies publicly traded in India (referred to as “India Mid-Cap Selected Companies”).
These companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of the Company based on business sector participation, operation characteristics and financial metrics. However, none of the selected companies reviewed is identical to the Company, and the selected companies may have financial and operating characteristics that are materially different from those of the Company.
For each of the following analyses performed by J.P. Morgan, estimated financial data for the selected companies was based on information J.P. Morgan obtained from public filings, equity research, and publicly available information obtained from FactSet Research Systems. The multiples for each of the selected companies were based on such information. Among other calculations, with respect to the Company and the selected companies, J.P. Morgan calculated each company’s “firm value” (calculated as the value of outstanding equity securities (taking into account dilutive securities in accordance with the treasury stock method, as appropriate) based on the relevant company’s closing stock price, plus debt, minority interest and capitalized leases, less cash and cash equivalents and unconsolidated investments) to equity research analyst estimates of such company’s earnings before interest, tax, depreciation and amortization, not burdened by stock-based compensation and adjusted for non-recurring items (referred to as “Adjusted EBITDA”), for the calendar year ended 2021 (referred to as “FV/CY2021E Adjusted EBITDA”). In addition, using publicly available information, J.P. Morgan also calculated, for the Company and each selected company, the ratio of the company’s stock price to equity research analyst estimates of such company’s earnings per share, not burdened by stock-based compensation and adjusted for non-recurring and other items (referred to as “EPS”), for the calendar year ending December 31, 2021 (referred to as “P/CY 2021E EPS”).
The Company	FV/CY 2021E Adjusted EBITDA	P/CY 2021E EPS
The Company (Street Estimates)	10.5x	15.8x
Selected Companies	FV/CY 2021E Adjusted EBITDA	P/CY 2021E EPS
Global and Offshore Selected Companies
• Accenture plc	17.2x	27.9x
• Atos SE	5.4x	9.2x
• Capgemini SE	9.9x	15.5x
• CGI Inc.	10.3x	16.7x
• Cognizant Technology Solutions Corporation	10.3x	16.6x
• DXC Technology Company	4.0x	5.6x
• HCL Technologies Limited	9.9x	15.7x
• Infosys Limited	13.9x	20.8x
• Perficient, Inc.	12.9x	15.9x
• TATA Consultancy Services Limited	18.3x	25.6x
• Wipro Limited	10.0x	16.2x
India Mid-Cap Selected Companies
• Hexaware Technologies Limited	10.7x	17.4x
• Mindtree Limited	12.1x	21.0x
• Mphasis Limited	9.9x	15.9x
• Persistent Systems Limited	9.6x	17.7x
Based on the results of J.P. Morgan’s analysis with respect to FV/CY 2021E Adjusted EBITDA, and other considerations that J.P. Morgan deemed relevant in its professional judgment and experience, J.P. Morgan selected a multiple reference range of 9.5x – 10.5x for FV/CY 2021E Adjusted EBITDA. After applying such ranges to the Company’s forecasted Adjusted EBITDA for the calendar year 2021, based on the Company management’s base plan projections and upside sensitivity projections (in each case calendarized for calendar year 2021) provided by Company management (See “— Certain Financial Projections by the Management of Virtusa” below for a description of the base plan projections and upside sensitivity projections), the analysis resulted in the following implied per share equity values of the Virtusa common stock, as compared to (i) the closing price per share of Virtusa common stock of $39.86 as of September 8, 2020 and (ii) merger consideration of $51.35 per share of Virtusa common stock:
Implied Value Per Share (rounded to the nearest $0.25)
FV/CY 2021E Adjusted EBITDA (Base Plan)	$40.00 – 44.75
FV/CY 2021E Adjusted EBITDA (Upside Sensitivity)	$44.00 – 49.00
Based on the results of J.P. Morgan’s analysis with respect to P/CY 2021E EPS, and other considerations that J.P. Morgan deemed relevant in its professional judgment and experience, J.P. Morgan selected a multiple reference range of 15.5x – 17.0x for the Company’s P/CY 2021E EPS. After applying such ranges to the projected EPS for the Company for calendar year 2021, based on the Company management’s base plan projections and upside sensitivity projections provided by the Company’s management (in each case calendarized for calendar year 2021), the analysis resulted in the following implied per share equity value range for Virtusa common stock as compared to (i) the closing price per share of Virtusa common stock of $39.86 as of September 8, 2020 and (ii) merger consideration of $51.35 per share of Virtusa common stock:
Implied Value Per Share (rounded to the nearest $0.25)
P/CY 2021E EPS (Base Plan)	$41.25 – 45.25
P/CY 2021E EPS (Upside Sensitivity)	$46.25 – 50.75
Selected Transaction Analysis
Using publicly available information, J.P. Morgan examined selected transactions in the IT services sector. For purposes of this analysis, J.P. Morgan selected the transactions that J.P. Morgan considered most relevant to its analysis due to the similarity of their participants, size and other factors and identified a number of transactions that were, in its judgment, sufficient to permit J.P. Morgan to conduct its analysis. For each transaction, J.P. Morgan calculated the transaction-implied firm value, based on the reported purchase price paid in the transaction, as a multiple of the last 12-months Adjusted EBITDA (referred to as “FV/LTM Adjusted EBITDA”), and the transaction-implied firm value as a multiple of the next 12-months Adjusted EBITDA (referred to as “FV/NTM Adjusted EBITDA”) for each target company at the time of the transaction announcement. The transactions considered are as follows:
Announcement Date	Target	Acquirer	FV/LTM Adjusted EBITDA	FV/NTM Adjusted EBITDA
March 10, 2020	DXC Technology Company (U.S. State and Local Health Businesses)	Veritas Capital	12.0x	N/A*
June 24, 2019	Altran Technologies, SA	Capgemini SE	11.2x	9.6x
January 6, 2019	Luxoft Holding, Inc.	DXC Technology Company	15.3x	14.7x
July 22, 2018	Syntel, Inc.	Atos SE	13.1x	13.9x
November 30, 2017	Aricent	Altran Technologies, SA	10.3x	N/A*
April 27, 2015	IGate, Inc.	Capgemini SE	16.9x	14.3x
January 22, 2015	Symphony Teleca	Harman International	13.0x	N/A*
November 3, 2014	Sapient Corporation	Publicis Groupe	15.9x	13.9x
August 23, 2013	Hexaware Technologies Limited	BPEA	8.3x	6.9x

*
N/A indicates that the information was not available.

Based on the results of these analyses and other factors that J.P. Morgan considered appropriate based on its experience and professional judgment, J.P. Morgan applied an FV/LTM Adjusted EBITDA multiple range of 11.0x – 16.0x to the Company’s Adjusted EBITDA of $121 million for the twelve months preceding June 30, 2020, and an FV/NTM Adjusted EBITDA multiple range of 9.5x – 14.0x to the Company’s Adjusted EBITDA of $153 million (Base Plan) and $165 million (Upside Sensitivity) for the twelve months following June 30, 2020, which were based on the base plan projections and upside sensitivity projections provided by the Company’s management. J.P. Morgan also noted that that the Company’s revenue growth and Adjusted EBITDA margins were lower than the targets in the selected transactions, including targets that informed the bottom end of its range. These analyses resulted in the following implied per share equity values for Virtusa common stock, as compared to (i) the closing price per share of Virtusa common stock of $39.86 as of September 8, 2020 and (ii) the merger consideration of $51.35 per share of Virtusa common stock:
Implied Value Per Share (rounded to the nearest $0.25)
FV/LTM Adjusted EBITDA	$36.50 – 50.75
FV/NTM Adjusted EBITDA (Base Plan)	$36.75 – 56.75
FV/NTM Adjusted EBITDA (Upside Sensitivity)	$40.00 – 61.50

No company, business or transaction used in this analysis is identical to the Company or the merger, and accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics, market conditions and other factors that could affect the acquisition or other values of the companies, businesses or transactions to which the Company and the merger were compared or perspectives regarding the transactions selected for comparative purposes.
Discounted Cash Flow Analysis
J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share of Virtusa common stock. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered free cash flows generated by the asset and taking into consideration the risk of generating such future cash flows, and the time value of money with respect to those future cash flows to calculate their present value. The unlevered free cash flows refers to a calculation of the future cash flows of an asset without including in such calculation any debt servicing costs. Specifically, unlevered free cash flow represents unlevered earnings before interest expense and after tax (burdened by stock-based compensation expenses), adjusted for depreciation and amortization, capital expenditures and changes in net working capital. Present value refers to the current value of the future cash flows generated by an asset, and is obtained by discounting those cash flows back to the present using a discount rate that takes into account macro-economic assumptions and estimates of risk, the opportunity cost of capital, capitalized returns and other appropriate factors. Terminal value refers to the capitalized value of all cash flows generated by an asset for periods beyond the projections period.
J.P. Morgan calculated the present value of unlevered free cash flows that the Company is expected to generate beginning with fiscal year ended 2021 through the end of fiscal year 2024 based upon the Company management’s forecasts for both its base plan projections and upside sensitivity projections as described below under the heading “— Certain Financial Projections by the Management of Virtusa”. J.P. Morgan also calculated a range of terminal values for the Company at March 31, 2024 by applying perpetual growth rates ranging from 2.5% to 3.5% to derive unlevered free cash flow of the Company during the terminal periods of the projections, reflecting guidance provided by Company management. The unlevered free cash flows and the range of terminal values were then discounted to present values as of June 30, 2020 using a discount rate range of 9.0% to 10.0%, which was chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of the Company derived using the capital asset pricing model and J.P. Morgan’s professional judgment and experience. The present value of unlevered free cash flows and range of terminal values were then adjusted for Virtusa’s net debt of $152 million as of June 30, 2020, and then divided by the number of fully diluted shares of Virtusa common stock outstanding as of August 31, 2020 as provided by Company management (based on approximately 30.3 million of basic shares outstanding and adjusted to reflect the impact of dilutive securities calculated in accordance with the treasury stock method, including approximately 3.1 million shares as part of the conversion of Virtusa preferred stock and related make-whole), to arrive at a range of implied equity values per share of the Virtusa common stock of $39.75 to $54.50, in the Company management’s base plan projections, and $44.25 to $60.25, in the upside sensitivity projections (in each case, rounded to the nearest $0.25), as compared to (i) the closing price per share of Virtusa common stock of $39.86 as of September 8, 2020 and (ii) the merger consideration of $51.35 per share of Virtusa common stock.
Other Information
J.P. Morgan observed certain additional information that was not considered part of J.P. Morgan’s financial analysis with respect to its opinion but was noted for informational purposes, including the following:
52-Week Historical Trading Range.   J.P. Morgan reviewed the 52-week trading range of Company’s share prices for the period ending September 8, 2020, which was $20.83 to $49.71 per share of Virtusa common stock, and compared it to (i) the closing price per share of Virtusa common stock of $39.86 as of September 8, 2020 and (ii) the merger consideration of $51.35 per share of Virtusa common stock. J.P. Morgan noted that historical trading range analyses were presented merely for reference purposes only, and were not relied upon for valuation purposes.

Analyst Price Targets.   J.P. Morgan reviewed the price targets of certain publicly available equity research analyst price targets for the Virtusa common stock available as of September 8, 2020, which provided a reference range of $40.00 to $51.00 per share of Virtusa common stock, with a median of $48.00 per share of Virtusa common stock. J.P. Morgan compared the analyst price targets analysis to (i) the closing price per share of Virtusa common stock of $39.86 as of September 8, 2020 and (ii) the merger consideration of $51.35 per share of Virtusa common stock. J.P. Morgan noted that the analyst price targets were presented merely for reference purposes only, and were not relied upon for valuation purposes.
Miscellaneous.   The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of the Company. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.
Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to the Company, and none of the selected transactions reviewed was identical to the merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of the Company. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Company and the transactions compared to the merger.
As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise the Company with respect to the merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with the Company and the industries in which it operates.
For services rendered in connection with the merger and the delivery of its opinion, the Company has agreed to pay J.P. Morgan a fee of approximately $29 million, of which $3 million became payable upon delivery of the opinion and the remainder will be payable upon the consummation of the merger. In addition, the Company has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had, and continue to have, commercial or investment banking relationships with the Company, Parent and certain of their respective affiliates, including the co-investor with Parent, Canadian Pension Plan Investment Board (referred to as “CPPIB”), which co-investor was contractually added in respect of the merger after the original date of delivery by J.P. Morgan of its opinion, for which J.P. Morgan and such affiliates have received, or will receive, customary compensation. Such services during such period have included acting as joint lead arranger and joint bookrunner on the Company’s credit facilities which closed in May 2020 and October 2019, respectively and financial advisor to the Company on its strategic planning as well as in various roles for securities offerings, credit facilities and financial advisory matters for affiliates of the Parent, CPPIB, and New Mountain Capital, a material shareholder of the Company unrelated to the proposed merger. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding Virtusa common stock. During the two year period preceding delivery of its opinion, the aggregate fees recognized by J.P. Morgan from the Company were approximately $1 million (or approximately $2.0 million prior to the date hereof), from CPPIB were approximately $225 million, from New Mountain Capital were approximately $40 million and from BPEA were approximately $8 million. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities of the Company or BPEA for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.
Citigroup Global Markets Inc.
The Company also engaged Citi as an additional financial advisor in connection with the strategic process, but Citi did not advise the Virtusa Board or deliver a fairness opinion in connection with the transaction with BPEA. The Company selected Citi to act as its financial advisor in connection with the merger based on Citi’s knowledge of the IT services industry, reputation, experience and familiarity with the Company and the potential buyers. Citi is an internationally recognized investment banking firm that regularly advises management and the boards of businesses as well as private equity sponsors on mergers and acquisitions, competitive bidding processes, leveraged buyouts, and valuations for estate, corporate and other purposes.
Pursuant to the terms of Citi’s engagement, the Company has agreed to pay Citi a cash fee equal to approximately $7.7 million upon completion of the transaction. In addition, the Company has agreed to reimburse Citi for certain out-of-pocket expenses and to indemnify Citi against certain liabilities arising out of its engagement.
Certain Financial Projections by the Management of Virtusa
The Company does not, as a matter of course, make public projections as to future performance or earnings beyond the current fiscal year and generally does not make public projections for extended periods due to, among other things, the inherent difficulty of predicting financial performance for future periods and the likelihood that the underlying assumptions and estimates may not be realized. In connection with the evaluation of potential strategic alternatives by the Virtusa Board, however, our management prepared certain unaudited prospective financial information for Virtusa based on our long-range plan. The financial projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC or established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or generally accepted accounting principles (referred to as “GAAP”). Our independent registered public accounting firm has not compiled, examined, audited or performed any procedures with respect to the financial projections, and has not expressed any opinion or any other form of assurance regarding this information or its achievability.
The table below under “Summary of Management Base Plan Projections” presents a summary of the base plan projections for Virtusa for the period from fiscal year 2021 through fiscal year 2024 as prepared by our management and provided by our management to the Virtusa Board. The base plan projections were provided to J.P. Morgan and approved by the Virtusa Board for use by J.P. Morgan in connection with preparing its separate financial analysis and opinion to the Virtusa Board as described above under the heading “— Opinion of Virtusa’s Financial Advisor.” Certain aspects of the base plan projections were also provided to Parent as described below.
Also, set forth below under “Summary of Management Upside Sensitivity Projections” is a table containing a summary of a forecast for Virtusa for the period fiscal years 2021 through fiscal year 2024 reflecting the base plan projections plus the projected results of the Company’s potential fiscal year 2021 revenue benefits from approximately $15.0 million of incremental revenue from additional account upside and services to three of the Company’s largest customers, as prepared by the Company’s management for illustrative purposes and provided by the Company’s management to the Virtusa Board. The upside sensitivity projections were provided to J.P. Morgan and approved by the Virtusa Board for use by J.P. Morgan in connection with preparing its financial analysis and opinion to the Virtusa Board as described above under the heading “— Opinion of Virtusa’s Financial Advisor”. Certain aspects of the upside sensitivity projections were also provided to Parent as described below.
The forecasts summarized below are included solely to provide Virtusa’s stockholders access to certain financial projections that were made available to the Virtusa Board, J.P. Morgan and Parent in connection with the proposed merger, and are not included in this proxy statement to influence a Virtusa stockholder’s decision whether to vote for the adoption of the merger agreement or for any other purpose. The forecasts were prepared solely for internal use and in connection with Virtusa’s financial advisor’s work and are subjective in many respects.
The forecasts summarized below, while presented with numerical specificity, were based on numerous variables and assumptions that necessarily involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions, all of which are difficult or impossible to predict and many of which are beyond our control. The forecasts also reflect assumptions that are subject to change. The forecasts cover multiple years, and thus, by their nature, they become subject to greater uncertainty with each successive year. In addition, the upside sensitivity projections reflects the Company’s potential fiscal year 2021 revenue benefits from approximately $15.0 million of incremental revenue from additional account upside and services to three of the Company’s largest customers, which may not occur. Important factors that may affect actual results and the achievability of the forecasts include, but are not limited to, general economic conditions and disruptions in the financial, debt, capital, credit or securities markets, developing industry dynamics, acceptance of our products and services, competition, our ability to obtain financing, and those risks and uncertainties described in our Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as amended, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. See also the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in this proxy statement.
In addition, the forecasts reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for our business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the forecasts were prepared. In addition, the forecasts may be affected by our ability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, actual results will differ, and may differ materially, from those contained in the forecasts. In addition, the forecasts do not take into account any circumstances, transactions or events occurring after the date on which the forecasts were prepared and do not give effect to any changes or expenses as a result of the merger or any effects of the merger. There can be no assurance that the financial results in the forecasts will be realized, or that future actual financial results will not materially vary from those estimated in the forecasts.
Virtusa uses financial information that has not been prepared in accordance with GAAP, including Adjusted EBITDA, which is calculated earnings before interest, tax, depreciation and amortization, not burdened by stock-based compensation and adjusted for non-recurring items, and EPS, which is presented not burdened by stock-based compensation and adjusted for non-recurring and other items. We use non-GAAP financial measures in analyzing our financial results and believe that they enhance investors’ understanding of our financial performance and the comparability of our results to prior periods, as well as against the performance of other companies. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Virtusa’s calculation of non-GAAP financial measures may differ from others in its industry and Adjusted EBITDA and EPS are not necessarily comparable with similar measures used by other companies.
Summary of Management Base Plan Projections
The base plan projections reflect management’s long-term projections for fiscal years 2021 through 2024, assuming pursuit of the Company’s existing long-term business plan. The base plan projections were based upon certain financial, operating and commercial assumptions developed solely using the information available to the Company’s management at the time the base plan projections were approved for use by J.P. Morgan in certain of its financial analyses by the Virtusa Board on August 26, 2020. In addition, at the direction of management, J.P. Morgan calculated from the base plan projections unlevered free cash flow for the Company as set forth below, which was approved by Virtusa management for use by J.P. Morgan in certain of its financial analyses.
(In USD $mm)	2021E	2022E	2023E	2024E
Total Revenue	$1,260	$1,363	$1,472	$1,575
Non-GAAP Income from Operations(1)(2)	$117	$154	$181	$208
Adjusted EBITDA (pre-SBC)(1)(3)	$135	$173	$202	$230
Stock based compensation (SBC)	$15	$19	$22	$25
Adjusted EBITDA (post-SBC)	$119	$154	$180	$205
D&A	$36	$38	$39	$40
Adjusted EBIT (post-SBC)	$83	$116	$141	$165
Capex(4)	$13	$20	$22	$24
Change in net working capital	($9)	($16)	($19)	($22)
EPS(5)	$2.12	$2.81	$3.37	$3.87
Unlevered free cash flow(6)	$75	$86	$101	$115

(1)
Provided to Parent. Adjusted EBITDA (pre-SBC) metrics provided to Parent reflected an incremental add-back for public company costs of $5.0 million, $6.0 million, $7.0 million and $8.0 million for fiscal years 2021, 2022, 2023 and 2024, respectively, in addition to metrics shown in above table.

(2)
Non-GAAP income from operations not burdened by stock-based compensation and acquisition-related charges, including amortization of purchased intangibles, and adjusted for non-recurring charges.

(3)
Calculated as earnings before interest, tax, depreciation and amortization, not burdened by stock-based compensation and adjusted for non-recurring items.

(4)
Only includes purchase of property and equipment (excludes acquisition and acquisition-related expenses).

(5)
EPS shown on a non-GAAP basis, not burdened by stock-based compensation and adjusted for non-recurring and other items.

(6)
J.P. Morgan calculated unlevered free cash flow as Adjusted EBIT (post-SBC), less taxes, plus depreciation and amortization, less capital expenditures (including purchase of property and equipment and excluding acquisition and acquisition-related investments), less the change in net working capital. Assumes a tax rate (federal and state) of 27%.

Summary of Management Upside Sensitivity Projections
The upside sensitivity projections reflect projections for fiscal years 2021 through 2024, reflecting the base plan projections plus the projected results of the Company receiving approximately $15.0 million of incremental revenue from additional account upside and services to three of the Company’s largest customers, as to which there can be no assurance, as prepared by our management for illustrative purposes.
In addition, at the direction of management, J.P. Morgan calculated from the upside sensitivity projections unlevered free cash flow for the Company as set forth below, which was approved by Virtusa management for use by J.P. Morgan in certain of its financial analyses.
(In USD $mm)	2021E	2022E	2023E	2024E
Total Revenue	$1,275	$1,390	$1,515	$1,651
Non-GAAP Income from Operations(1)(2)	$124	$163	$194	$228
Adjusted EBITDA (pre-SBC)(1)(3)	$142	$183	$215	$251
Stock based compensation (SBC)	$15	$19	$22	$26
Adjusted EBITDA (post-SBC)	$126	$164	$192	$225
D&A	$36	$38	$40	$41

(In USD $mm)	2021E	2022E	2023E	2024E
Adjusted EBIT (post-SBC)	$90	$126	$153	$183
Capex(4)	$13	$21	$23	$25
Change in net working capital	($7)	($18)	($22)	($29)
EPS(5)	$2.29	$3.04	$3.69	$4.44
Unlevered free cash flow(6)	$83	$91	$107	$121

(1)
Provided to Parent. Adjusted EBITDA (pre-SBC) metrics provided to Parent reflected an incremental add-back for public company costs of $5.0 million, $6.0 million, $7.0 million and $8.0 million for fiscal years 2021, 2022, 2023 and 2024 respectively, in addition to metrics shown in above table.

(2)
Non-GAAP income from operations not burdened by stock-based compensation and acquisition-related charges, including amortization of purchased intangibles, and adjusted for non-recurring charges.

(3)
Calculated as earnings before interest, tax, depreciation and amortization, not burdened by stock-based compensation and adjusted for non-recurring items.

(4)
Only includes purchase of property and equipment (excludes acquisition and acquisition-related expenses).

(5)
EPS shown on a non-GAAP basis, not burdened by stock-based compensation and adjusted for non-recurring and other items.

(6)
J.P. Morgan calculated unlevered free cash flow as Adjusted EBIT (post-SBC), less taxes, plus depreciation and amortization, less capital expenditures (including purchase of property and equipment and excluding acquisition and acquisition-related investments), less the change in net working capital. Assumes a tax rate (federal and state) of 27%.

Unlevered free cash flow is a non-GAAP financial measure. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. Additionally, non-GAAP financial measures as presented in this proxy statement may not be comparable to similarly titled measures reported by other companies.
The inclusion of selected elements of the forecasts in the tables and accompanying narrative above should not be regarded as an indication that Virtusa and/or any of our affiliates, officers, directors, advisors or other representatives consider the forecasts to be predictive of actual future events, and this information should not be relied upon as such. None of Virtusa and/or our affiliates, officers, directors, advisors or other representatives gives any Virtusa stockholder or any other person any assurance that actual results will not differ materially from the forecasts and, except as otherwise required by law, Virtusa and/or our affiliates, officers, directors, advisors or other representatives undertake no obligation to update or otherwise revise or reconcile the forecasts to reflect circumstances existing after the date on which the forecasts were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the forecasts are shown to be in error or to not be appropriate, or to reflect changes in general economic or industry conditions, and the projections have not been so updated, revised or reconciled. We have made no representation to Parent or the merger subsidiary concerning the forecasts in the merger agreement or otherwise. We make no representation that the forecasts are current or that circumstances or assumptions underlying the forecasts have not changed since the date on which the forecasts were prepared. By including the forecasts in this proxy statement, neither the Company nor any of its affiliates, advisors, officers, directors or representatives has made or makes any representation to any security holder regarding the information included in the forecasts or the ultimate performance of the Company, Parent, the surviving corporation or any of their affiliates compared to the information contained in the forecasts. Furthermore, the base plan projections and the upside sensitivity projections do not take into account the effect of any failure of the merger to be consummated and should not be viewed as accurate or continuing in that context. The information set forth in the forecasts is not fact and should not be relied upon as being necessarily indicative of actual future results. Neither the Company nor any of its affiliates assumes any responsibility to holders of Virtusa capital stock for the accuracy of this information.
In light of the foregoing factors and the uncertainties inherent in the forecast, Virtusa stockholders are cautioned not to place undue, if any, reliance on such financial projections.

Certain Effects of the Merger
If the merger proposal is approved and the other conditions to the closing of the merger are either satisfied or waived, the merger subsidiary will be merged with and into the Company upon the terms set forth in the merger agreement. As the surviving corporation in the merger, the Company will continue to exist following the merger as a wholly owned subsidiary of Parent.
Following the merger, all of the Virtusa common stock will be beneficially owned by Parent and none of the Company’s current stockholders will, by virtue of the merger, have any direct ownership interest in, or be a stockholder of, the Company, the surviving corporation or Parent after the consummation of the merger. As a result, the Company’s current stockholders will no longer have the potential to benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Virtusa common stock. Following the merger, Parent will have the potential to benefit from any increase in the Company’s value and also will bear the risk of any decrease in the Company’s value.
At the effective time of the merger, and without any action by any stockholder, each share of Virtusa common stock that is outstanding immediately prior to the effective time of the merger (other than shares held by the Company as treasury stock, owned by Parent or the merger subsidiary or as to which the holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL) will be automatically converted into the right to receive cash in an amount equal to $51.35, without interest and less any applicable withholding taxes, which is referred to as the “merger consideration.” Please see the section of this proxy statement titled “The Merger Agreement — Consideration to be Received in the Merger.”
At the effective time of the merger:
Vested Company Stock Awards: each Virtusa option, Virtusa RSU, and Virtusa PRSU (collectively referred to as “Company stock awards”) that is by its terms unexpired, unexercised, and outstanding and vested as of immediately prior to the effective time will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, less any per share exercise or purchase price of such Company stock award.
Independent Director Stock Awards: each Company stock award, whether vested or unvested, that is outstanding and held by a non-employee member of the Virtusa Board as of immediately prior to the effective time of the merger will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, less any per share exercise or purchase price of such Company stock award.
Unvested Company Stock Awards: the applicable percentage of each Company stock award that is by its terms unexpired, unexercised, and outstanding and unvested as of immediately prior to the effective time of the merger will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, less any per share exercise or purchase price of such Company stock award, with the applicable percentage for any holder to be applied by the Company pro-rata across all of such holder’s unvested and outstanding Company stock awards, by grant date and award type.
The “applicable percentage” means the lesser of (i) 70% and (ii) the percentage of the aggregate number of shares subject to Company stock awards that are unvested (after taking into account the effect of the merger) and outstanding immediately prior to the effective time of the merger with an aggregate value of at least $13,000,000.
Each Company stock award that is by its terms unexpired, unexercised, and outstanding, and unvested, as of immediately prior to the effective time of the merger and that is not cancelled and converted into the right to receive an amount in cash as described in the immediately preceding paragraph will instead be cancelled and replaced with a conditional right to receive an amount in cash, without interest, payable upon the earliest of (A) the applicable vesting date of the converted Company stock award, (B) the date that is 12 months after the closing date of the merger, or (C) the date that is 60 days after the holder’s employment is terminated by the Company without “cause” or by the holder for “good reason” (each as defined in the merger agreement).
The Virtusa common stock is currently registered under the Exchange Act and trades on Nasdaq under the ticker symbol “VRTU.” Following the consummation of the merger, shares of Virtusa common stock will be delisted from Nasdaq. In addition, the registration of shares of Virtusa common stock under the Exchange Act will be terminated and the Company will no longer be required to file periodic and other reports with the SEC with respect to the common stock. Termination of registration of the common stock under the Exchange Act will reduce the information required to be furnished by the Company to the Company’s stockholders and the SEC, and will make provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to the Company.
Effects on the Company if the Merger Is Not Completed
If the merger proposal is not approved by the Company’s stockholders, or if the merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of Virtusa capital stock in connection with the merger. Instead, the Company will remain an independent public company, the Virtusa common stock will continue to be listed and traded on Nasdaq, the common stock will continue to be registered under the Exchange Act and the Company’s stockholders will continue to own their shares of the Virtusa capital stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of Virtusa capital stock.
If the merger is not completed, there is no assurance as to the effect of these risks and opportunities on the future value of your shares of Virtusa capital stock, including the risk that the market price of Virtusa common stock may decline to the extent that the current market price of the Company’s stock reflects a market assumption that the merger will be completed. If the merger is not completed, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely affected. Pursuant to the merger agreement, under certain circumstances, the Company is permitted to terminate the merger agreement in order to enter into an alternative transaction and may be obligated to pay to Parent the Company termination fee. Please see the section of this proxy statement titled “The Merger Agreement — Termination.”
Under certain circumstances, if the merger is not completed, Parent may be obligated to pay to the Company the Parent termination fee. Please see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses.”
Financing of the Merger
The obligation of Parent and the merger subsidiary to consummate the merger is not subject to any financing condition.
We anticipate that the total amount of funds necessary at closing to complete the merger and the related transactions will be approximately $2.3 billion in cash. This amount includes the funds needed to make the payment of the aggregate merger consideration and pay all other amounts required to be paid by Parent or the merger subsidiary in connection with the transactions contemplated by the merger agreement or the equity and debt commitment letters (including, without limitation, the repayment of indebtedness of the Company and its subsidiaries and the payment of all fees, costs and expenses required to be paid by Parent or merger subsidiary at closing in connection with the transactions contemplated by the merger agreement or the equity and debt commitment letters).
Debt Financing.   The merger subsidiary has received a debt commitment letter, entered into on September 9, 2020 (referred to as the “original debt commitment letter”), from Bank of America, N.A. and BofA Securities, Inc. (referred to as the “original debt commitment parties”) and a joinder letter, entered into on September 25, 2020 (referred to as the “joinder letter”, and the original debt commitment letter, as amended by the joinder letter, referred to as the “debt commitment letter”), among the Company, the original debt commitment parties, Barclays Bank PLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Deutsche Bank AG New York Branch, Deutsche Bank Cayman Islands Branch, HSBC Bank USA, National Association, HSBC Securities (USA) Inc. and Nomura Securities International, Inc. (collectively, together with the original debt commitment parties, referred to as the “debt commitment parties”) pursuant to which certain debt commitment parties will provide, subject to the conditions set forth in the debt commitment letter, to the merger subsidiary (and, after the closing of the merger, the surviving corporation) (each of the merger subsidiary and the Company in its capacity as borrower thereunder, the “borrower”) debt financing in an aggregate amount of up to $950 million, consisting of (i) a $125 million senior secured revolving credit loan facility (referred to as the “revolving facility”); (ii) a $600 million senior secured term loan facility (referred to as the “term facility” and together with the revolving facility, the “senior facilities”); and (iii) a senior unsecured bridge loan facility (referred to as the “senior bridge facility,” and together with the senior facilities, the “facilities”) in an aggregate amount of up to $300 million to the extent that some or all of the senior unsecured notes referred to in the next sentence are unable to be issued at or prior to the closing of the merger. In connection with the debt commitment letter, the merger subsidiary has engaged lead arrangers for an offering of up to $300 million aggregate principal amount of senior unsecured notes (referred to as the “senior notes”) in a Rule 144A or other private placement. The term loan facility, the senior notes and/or the senior bridge facility and a portion of the revolving facility are expected to be drawn on the closing date for the purpose of financing the merger, paying related fees and expenses and repaying certain indebtedness of the Company. The revolving facility is expected to be available on and after the closing date to provide funding for working capital and other general corporate purposes of the Company and its subsidiaries (such committed debt financing, together with any debt securities issued in lieu thereof unless the context requires otherwise, referred to as the “debt financing”).
The commitments with respect to the facilities of the debt commitment parties providing such commitments will automatically terminate, unless the debt commitment parties agree to an extension, in the event that the initial borrowing in respect of the term facility and, to the extent the senior notes (or securities issued in lieu of the senior notes) have not been issued, or any replacement commitment facility (as defined in the debt commitment letter) has not been funded, in each case, in lieu of the senior bridge facility, the initial borrowing in respect of the senior bridge facility, does not occur on or before the date that is five business days after the outside date (June 16, 2021), or such earlier date which is the earlier of (i) the date on which the merger agreement is terminated in accordance with its terms and (ii) the date of the consummation of the merger without requiring the proceeds of the facilities.
The documentation governing the debt financing has not been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this document. Parent and the merger subsidiary have agreed to use their reasonable best efforts to arrange the debt financing on the terms and conditions described in the debt commitment letter. If any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the debt commitment letter, and such portion is required to satisfy amounts in connection with the merger, Parent and the merger subsidiary must use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange, obtain and consummate, at its sole expense, in replacement thereof alternative financing from the same or alternative sources in an amount that is sufficient to cover the unavailable amount. The Company is required to use reasonable best efforts to, and to cause its subsidiaries and each of their respective affiliates and representatives to use their reasonable best efforts to, provide Parent and the merger subsidiary with all cooperation reasonably requested by Parent or the merger subsidiary to assist them in arranging the debt financing, subject to certain limitations.
Marketing Period.   Under the merger agreement, the Company is required to allow Parent a period of 17 consecutive business days to market the debt financing, provided that for purposes of the marketing period, November 26, 2020 and November 27, 2020 will not constitute a business day if the marketing period has not ended on or prior to December 18, 2020, then the marketing period cannot commence earlier than January 4, 2021, and if the marketing period has not ended on or prior to August 20, 2021, then the marketing period cannot commence earlier than September 7, 2021. This marketing period is a period commencing upon the latest of the date (i) the quarterly financial statements for the fiscal quarter ended September 30, 2020 are received, (ii) the first day of the CFIUS review period, (iii) on which this proxy statement is mailed to the Company’s stockholders and (iv) November 9, 2020. Throughout that period, Parent shall have the Required Information (as defined in the merger agreement) and such Required Information shall be Compliant (as defined in the merger agreement).
Equity Financing.   Parent has received an equity commitment letter from each of three guarantors, pursuant to which each guarantor has committed, subject to the conditions set forth in the equity commitment letters, to contribute to Parent an aggregate maximum cash purchase price equal to the amount set forth in such guarantor’s equity commitment letter, with the three guarantors’ respective equity commitments collectively equaling in the aggregate up to approximately $1.39 billion, (subject to adjustments as set forth in the equity commitment letters) solely for the purpose of funding, to the extent necessary, a portion of the aggregate merger consideration required to be paid by Parent to consummate the transactions contemplated by the merger agreement. We refer to the financing contemplated by the equity commitment letters, as may be amended, restated, supplemented or otherwise modified from time to time, as the “equity financing,” and together with the debt financing, the “financing.”
In the event Parent does not require the total equity commitment amount of approximately $1.39 billion, the amount of the equity commitment required to be funded under each equity commitment letter and the amount of the equity commitment of the other guarantors will be reduced dollar-for-dollar on a pro rata basis to the level sufficient, in combination with any other financing arrangements contemplated by Parent, for Parent to consummate the transactions contemplated by the merger agreement, but only to the extent that it would be possible for Parent to consummate the transactions contemplated by the merger agreement with the guarantors collectively contributing less than the full amount of the total equity commitment.
Pursuant to the equity commitment letters, the Company has the right to seek an injunction, or other appropriate form of specific performance or equitable relief, to cause Parent and the merger subsidiary to cause, or to directly cause, each of the guarantors to fund, directly or indirectly, the equity financing as, and only to the extent provided in, the equity commitment letters.
Each equity commitment letter will terminate upon the earliest to occur of: (a) the expiry, termination or rescission of the merger agreement pursuant to its terms; (b) the payment of the respective equity commitment and the performance of the other undertakings set forth in such equity commitment letter; (c) payment by Parent, the guarantor or any of their affiliates or the other guarantors of the Parent termination fee pursuant to the merger agreement (including, without limitation, any payment by the guarantor under the applicable limited guarantee); or (d) the Company or any of its affiliates (or any person claiming by, through or on behalf or for the benefit of any of the foregoing) asserting a claim against the guarantor or any non-recourse party (as defined in the limited guarantees) under or in connection with the applicable limited guarantee or equity commitment letter or the merger agreement or any of the transaction contemplated thereby other than the Company asserting any retained claim (as defined in the limited guarantees) against any non-recourse parties (as defined in the equity commitment letters) to the extent such retained claim may be asserted pursuant to the limited guarantee.
Limited Guarantees
To induce the Company to enter into the merger agreement, each of the three guarantors have executed a limited guarantee, each dated as of September 9, 2020, in favor of the Company. Under the limited guarantees, subject to the limitations described therein, each of the guarantors has absolutely, irrevocably and unconditionally guaranteed to the Company the due and punctual performance and discharge of a percentage of Parent’s obligation to pay (a) the Parent termination fee payable under the merger agreement, if, as and when the Parent termination fee becomes payable under the merger agreement or (b) monetary damages that may become payable under the merger agreement, together with any collection costs and any financing expenses (clauses (a) and (b) together referred to as the “guaranteed obligations”), provided that in no event will such amount exceed the Cap as defined in such guarantor’s limited guarantee. The three guarantors’ respective Caps collectively equal approximately $112 million in the aggregate.
Each limited guarantee terminates upon the earliest of (a) the closing, (b) the termination of the merger agreement by mutual written consent of Parent and the Company, (c) termination by the Company of any of the other limited guarantees, other than termination solely as a result of payment of all the other guarantor’s obligations under such other limited guarantee, and (d) the three month anniversary of the termination of the merger agreement in accordance with its terms, other than as provided in clause (b) above (unless, in the case of clause (c) above, the guaranteed party has commenced litigation against the guarantor under and pursuant to the limited guarantee prior to such termination, in which case the limited guarantee shall terminate upon the final, non-appealable resolution of such action and satisfaction by the guarantor of any obligations finally determined or agreed to be owed by the guarantor.
Interests of the Company’s Directors and Executive Officers in the Merger
Details of the beneficial ownership of Virtusa capital stock by the Company’s directors and executive officers are set out in the section of this proxy statement titled “Security Ownership of Certain Beneficial

Owners and Management.” In addition to their interests in the merger as stockholders, the Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. In considering the proposals to be voted on at the special meeting, you should be aware of these interests. The members of the Virtusa Board and special committee were aware of and considered these interests in reaching the determination to approve the merger agreement and deem the merger agreement, the merger and the other transactions contemplated by the merger agreement to be advisable, fair to and in the best interests of the Company and its stockholders, and in recommending that the holders of Virtusa common stock vote for the adoption of the merger agreement. These interests include:
•
the Company’s directors hold Virtusa RSUs and Virtusa options and the Company’s executive officers hold Virtusa RSUs, Virtusa PRSUs and Virtusa options that will be afforded the treatment described below in “— Treatment of Equity and Equity-Based Awards”;

•
the Company’s executive officers are party to executive agreements with the Company that provide for severance in the case of a qualifying termination of employment within 24 months following a change in control, which will include completion of the merger;

•
one director of the Company is affiliated with an entity that owns Virtusa Series A preferred stock, which Virtusa Series A preferred stock will be converted into Virtusa common stock immediately prior to the consummation of the merger and which conversion shall be a “Make-Whole Fundamental Change” (as defined in the Certificate of Powers, Designations, Preferences and Rights of such Virtusa Series A preferred stock) and entitle the holder to receive additional shares of Virtusa common stock upon the conversion of the Virtusa Series A preferred stock; and

•
the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage following the merger under the merger agreement. Please see the section below titled “— Director and Officer Indemnification” and the section of this proxy statement titled “— The Merger Agreement — Indemnification of Directors and Officers and Insurance.”

Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:
•
the relevant price per share of the Virtusa common stock is $51.35;

•
each executive officer’s employment is terminated by the Company without “cause” or by the executive officer for “good reason” (as such terms are defined in the merger agreement), in each case, immediately following the effective time of the merger;

•
each executive officer holds the outstanding equity awards that were held by each executive officer as of September 28, 2020, the latest practicable date before the filing of this proxy statement; and

•
the amounts set forth in the tables below regarding executive officer compensation are based on compensation levels as of September 28, 2020.

The Company’s executive officers for purposes of the discussion below are: Kris Canekeratne, Chairman and Chief Executive Officer; Ranjan Kalia, Executive Vice President and Chief Financial Officer; Samir Dhir, President, Head of Americas; Thomas R. Holler, Executive Vice President and Chief Strategy Officer; Keith Modder, Executive Vice President, Chief Operating Officer and Managing Director, EMEA; and Sundararajan Narayanan, Executive Vice President, Chief People Officer.
Treatment of Equity and Equity-Based Awards
For additional information regarding beneficial ownership of Virtusa common stock by each of the Company’s directors and executive officers and beneficial ownership of Virtusa common stock by all of such directors and executive officers as a group, please see the section of this proxy statement titled “Security Ownership of Certain Beneficial Owners and Management.” Each of the Company’s directors and executive officers will be entitled to receive, for each share of Virtusa common stock he or she holds as of the effective date of the merger, the same merger consideration in cash in the same manner as other holders of Virtusa common stock.
Treatment of Virtusa RSUs
The merger agreement provides that, at the effective time of the merger (i) each Virtusa RSU, whether vested or unvested, that is outstanding and held by a non-employee member of the Virtusa Board immediately prior to the effective time of the merger, (ii) each employee Virtusa RSU that is vested (after taking into account the effect of the merger) and outstanding immediately prior to the effective time of the merger and (iii) the “applicable percentage” (as defined below) of each employee Virtusa RSU that is unvested as of the effective time of the merger (after taking into account the effect of the merger), with the applicable percentage for any holder to be applied by the Company pro-rata across all of such holder’s unvested and outstanding Virtusa RSUs, by grant date (each such Virtusa RSU in (i), (ii) and (iii), referred to as a “closing Virtusa RSU”) shall, immediately prior to the effective time of the merger, be cancelled and extinguished and, in exchange therefor, each former holder of any closing Virtusa RSU shall have the right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such closing Virtusa RSU immediately prior to the effective time of the merger and (y) the merger consideration (such amounts are referred to as “closing Virtusa RSU payments”). From and after the effective time of the merger, any such closing Virtusa RSU shall no longer be settleable in Virtusa common stock, but shall entitle the holder only to the closing Virtusa RSU payments. “Applicable percentage” as defined with more specificity in the merger agreement means the lesser of (i) 70% and (ii) the percentage of the aggregate number of Virtusa RSUs and Virtusa PRSUs that are unvested (after taking into the effect of the merger) and outstanding immediately prior to the effective time of the merger with an aggregate value of at least $13,000,000.
In addition, at the effective time of the merger, by virtue of the merger and without any action on the part of the holders, each Virtusa RSU other than a closing Virtusa RSU (each referred to as an “assumed Virtusa RSU”) shall, immediately prior to the effective time of the merger, be cancelled and replaced with a conditional right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such assumed Virtusa RSU immediately prior to the effective time of the merger and (y) the merger consideration. Such cash amounts shall be paid no later than the Company’s next regular payday following the earliest of (A) the applicable vesting date, (B) the date that is 12 months following the closing date of the merger (referred to as the “retention date”) or (C) the date that is 60 days after the date the holder’s employment is terminated by the Company without “cause” (as defined in the merger agreement) or by the holder for “good reason” (as defined in the merger agreement).
Treatment of Virtusa PRSUs
The merger agreement provides that, at the effective time of the merger (i) each Virtusa PRSU that is vested (after taking into account the effect of the merger) and outstanding immediately prior to the effective time of the merger and (ii) the applicable percentage of any Virtusa PRSU that is unvested as of the effective time of the merger (after taking into account the effect of the merger), with the applicable percentage for any holder to be applied by the Company pro-rata across all of such holder’s unvested and outstanding Virtusa PRSUs, by grant date (each Virtusa PRSU in (i) and (ii) referred to as a “closing Virtusa PRSU”) shall, immediately prior to the effective time of the merger, be cancelled and extinguished and, in exchange therefor, each former holder of any such closing Virtusa PRSU shall have the right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such closing Virtusa PRSU (with the aggregate number of shares of Virtusa common stock subject to such award deemed to be the target number of shares set forth in the applicable award agreement) immediately prior to the effective time of the merger and (y) the merger consideration (such amounts are referred to as “closing Virtusa PRSU payments”). From and after the effective time of the merger, any such closing Virtusa PRSU shall no longer be settleable in Virtusa common stock, but shall entitle the holder only to the payment of the closing Virtusa PRSU payments.
In addition, at the effective time of the merger, by virtue of the merger and without any action on the part of the holders, each Virtusa PRSU other than a closing Virtusa PRSU (each referred to as an “assumed

Virtusa PRSU”) shall, immediately prior to the effective time of the merger, be cancelled and replaced with a conditional right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such assumed Virtusa PRSU (with the aggregate number of shares of Virtusa common stock subject to such award will be deemed to be the target number of shares set forth in the applicable award agreement and such awards will no longer be subject to any performance-based vesting conditions) immediately prior to the effective time of the merger and (y) the merger consideration. Such cash amounts shall be paid no later than the Company’s next regular payday following the earliest of (A) the applicable vesting date, (B) the retention date or (C) the date that is 60 days after the date the holder’s employment is terminated by the Company without cause or by the holder for good reason.
Treatment of Virtusa Options
The merger agreement provides that, at the effective time of the merger, each Virtusa option, all of which were vested prior to the time the merger agreement was entered into, shall, immediately prior to the effective time of the merger, be cancelled and extinguished and, in exchange therefor, each former holder of any such Virtusa option shall have the right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Virtusa common stock subject to such Virtusa option immediately prior to the effective time of the merger and (y) the merger consideration, less any per share exercise or purchase price of such Virtusa option immediately prior to such cancellation (such amounts referred to as “closing Virtusa option payments”). From and after the effective time of the merger, any such Virtusa option shall no longer be exercisable by the former holder thereof, but shall entitle such holder only to the payment of the closing Virtusa option payments.
Any Virtusa option that that has an exercise price equal to or greater than the merger consideration shall be cancelled without any cash payment or other consideration.
The tables below show the number of shares underlying outstanding unvested Virtusa RSUs and Virtusa PRSUs held by the Company’s executive officers as of September 28, 2020 and the consideration, in cash, they can expect to receive for the Virtusa RSUs and Virtusa PRSUs, assuming, for assumed Virtusa RSUs and assumed Virtusa PRSUs, continued employment through both (1) the assumed merger closing date and (2) the earliest of any remaining vesting dates, the retention date or an earlier qualifying termination. As of September 28, 2020, the Company’s executive officers do not hold any outstanding Virtusa options or Virtusa restricted shares.
Cash Payments to Executive Officers in Respect of Virtusa RSUs
Executive Officer	No. of Virtusa RSUs	Consideration ($)(1)
Kris Canekeratne	192,004	9,859,405
Samir Dhir	65,070	3,341,345
Thomas R. Holler	47,528	2,440,563
Ranjan Kalia	58,861	3,022,512
Keith Modder	49,656	2,549,836
Sundararajan Narayanan	42,525	2,183,659

(1) The value of Virtusa RSUs shown in the table is based on the $51.35 per share merger consideration.

Cash Payments to Executive Officers in Respect of Virtusa PRSUs
Executive Officer	No. of Virtusa PRSUs	Consideration ($)(1)
Kris Canekeratne	353,543	18,154,433
Samir Dhir	86,165	4,424,573
Thomas R. Holler	81,168	4,167,977
Ranjan Kalia	92,206	4,734,778
Keith Modder	78,580	4,035,083
Sundararajan Narayanan	58,843	3,021,588

(1) The value of Company PRSUs shown in the table is based on the $51.35 per share merger consideration.
Severance Entitlements
Each of the Company’s executive officers is a party to an executive agreement (each referred to as an “executive agreement”) that provides for certain severance payments to be payable in the event of a (a) termination of the executive officer’s employment by the Company without “cause” (as defined below); or (b) resignation by the executive officer for “good reason” (as defined below) (each referred to as a “qualifying termination”). Upon an executive officer’s qualifying termination other than during the 24 months following a “change in control” (as such term is defined in the executive agreements), the executive officer is entitled to a lump-sum severance payment (less applicable withholding taxes) equal to: (i) 100% (or in the case of Mr. Canekeratne, 150%) of the executive officer’s annual base salary; (ii) 100% (or in the case of Mr. Canekeratne, 150%) of the executive officer’s annual target variable cash compensation; (iii) a prorated share of the executive officer’s annual target variable cash compensation bonus, if any, which the executive officer would have earned in the year in which the qualifying termination occurs; and (iv) 12 months (or in the case of Mr. Canekeratne, 18 months) of continued health benefits. Upon an executive officer’s qualifying termination within 24 months of a change in control, the executive officer is entitled to a lump-sum severance payment (less applicable withholding taxes) equal to: (i) 150% (or in the case of Mr. Canekeratne, 200%) of the executive officer’s annual base salary; (ii) 150% (or in the case of Mr. Canekeratne, 200%) of the executive officer’s annual target variable cash compensation; (iii) a prorated share of the executive officer’s annual target variable cash compensation for the year in which the qualifying termination occurs; and (iv) 18 months (or in the case of Mr. Canekeratne, 24 months) of continued health benefits.
The terms of the executive agreements with our executive officers also provide that any equity awards granted to the officer prior to November 2, 2017 will have their vesting accelerated by 12 months upon any change in control, regardless of whether there is a subsequent termination of employment. With respect to any outstanding, unvested time-based equity awards granted to our executive officers after November 2, 2017, (i) if the successor entity in a change in control does not assume, continue, or substitute such awards, the awards will immediately vest upon a change in control that occurs during the executive officer’s employment and (ii) if the successor entity in a change in control does assume, continue or substitute such awards, the awards would continue to vest and be paid according to their terms. The completion of the merger will be considered a change in control within the meaning of the executive agreements.
Each of the executive agreements also contains what is sometimes referred to as a “best-net” provision. If any amounts or benefits to be paid or provided under the executive agreements or otherwise would cause payments or benefits (or other compensation) to not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) (or that would subject the executive officer to the excise tax imposed by Section 4999 of the Code), such payments and benefits (and other compensation) will be reduced to the extent necessary such that no portion of such payments or benefits (or other compensation) will be subject to the excise tax imposed by Section 4999 of the Code, except that such a reduction will be made only if, by reason of such reduction, the executive officer’s net after-tax benefit exceeds the net after-tax benefit such executive officer would realize if such reduction were not made. To the extent that the parties agree that any such payments or benefits are not parachute payments for purposes of Section 280G of the Code, those payments or benefits will not be reduced.
As a condition of receiving the severance benefits under the executive agreements, the executive officers must execute a release of claims.
We have also entered into employee noncompetition, nondisclosure, nonsolicitation and developments agreements with each of our executive officers. Under the terms of such agreements, each executive officer has agreed (i) not to compete with us during his employment and for a period of one year after the termination of his employment, (ii) not to solicit our employees or customers during his employment and for a period of one year after the termination of his employment, (iii) to protect our confidential and proprietary information and (iv) to assign to us related intellectual property developed during the course of his employment.
The table below sets forth estimated aggregate severance payments and benefits each executive officer would be entitled to receive assuming each executive officer experiences a qualifying termination as of immediately following the completion of the merger.
Executive Officer	Severance ($)(1)
Kris Canekeratne	755,945
Samir Dhir	507,709
Thomas R. Holler	465,709
Ranjan Kalia	507,709
Keith Modder	401,612
Sundararajan Narayanan	417,709

(1)
These amounts are based only on each executive officer’s base salary in effect as of September 28, 2020, as each executive officer’s target bonus level for 2020 has been reduced to $0 in response to the COVID-19 pandemic (in addition to a corresponding reduction in each executive officer’s base salary). Accordingly, if any executive officer’s base salary or target bonus level is increased, the actual payments such executive officer may receive may be greater than those set forth in the table above.

For purposes of the executive agreements, “cause” means (A) conduct by the executive officer constituting a material act of willful misconduct in connection with the performance of his duties, including, without limitation, misappropriation of funds or property of the Company or any of its subsidiaries or affiliates other than the occasional, customary and de minimis use of Company property for personal purposes; or (B) the commission by the executive officer of any felony or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or any conduct by the executive officer that would reasonably be expected to result in material injury to the Company or any of its subsidiaries and affiliates if he were retained in his position; or (C) continued, willful and deliberate non-performance by the executive officer of his duties to the Company (other than by reason of the executive officer’s physical or mental illness, incapacity or disability) which has continued for more than 30 days following written notice of such non-performance from the Virtusa Board; or (D) a violation by the executive officer of the Company’s employment policies which has continued following written notice of such violation from the Virtusa Board; or (E) willful failure by the executive officer to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the willful inducement by the executive officer of others to fail to cooperate or to produce documents or other materials. For purposes of clauses (A), (C) and (E) hereof, no act, or failure to act, on the executive officer’s part shall be deemed “willful” unless done, or omitted to be done, by the executive officer without reasonable belief that the executive officer’s act, or failure to act, was in the best interests of the Company and its subsidiaries and affiliates.
For purposes of the executive agreements, “good reason” means that the executive officer has complied with the “good reason process” (defined below) following the occurrence of any of the following events: (A) a substantial diminution or other substantial adverse change, not consented to by the executive officer, in the nature or scope of the executive officer’s responsibilities, authorities, powers, functions or duties from the responsibilities, authorities, powers, functions or duties exercised by the executive officer immediately prior to a qualifying termination; or (B) a material reduction in the executive officer’s base salary or targeted total annual cash compensation (i.e., base salary and target bonus) as in effect on the date hereof or as the same may be increased from time to time hereafter except for across-the-board reductions similarly affecting all or substantially all management employees; or (C) the relocation of the Company’s offices at which the executive officer is principally employed immediately prior to the date of a qualifying termination (referred to as “current office”) to any other location more than 50 miles from the current office, or the requirement by the Company for the executive officer to be based anywhere other than the current office, except for required travel on the Company’s business to an extent substantially consistent with the executive officer’s business travel obligations immediately prior to the qualifying termination; or (D) the failure by the Company to obtain an effective agreement from any successor to assume and agree to perform the executive officer’s executive agreement, as required by such agreement. “Good reason process” means that (i) the executive officer reasonably determines in good faith that a good reason condition has occurred; (ii) the executive officer notifies the Company in writing of the first occurrence of the good reason condition within 90 days of the first occurrence of such condition; (iii) the executive officer cooperates in good faith with the Company’s efforts, for a period not less than 30 days following such notice (referred to as the “cure period”), to remedy the condition; (iv) notwithstanding such efforts, the good reason condition continues to exist; and (v) the executive officer terminates his employment within 30 days after the end of the cure period. If the Company cures the good reason condition during the cure period, good reason shall be deemed not to have occurred.
New Management Arrangements
As of the date of this proxy statement, none of the Company, Parent or the merger subsidiary has entered into any employment agreements with the Company’s executive officers in connection with the merger. Prior to or following the closing of the merger, however, certain executive officers of the Company may have discussions, or may enter into agreements with, Parent or the merger subsidiary or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation or one or more of its affiliates.
Continuing Employee Benefits
The merger agreement provides that, for a period of not less than 12 months after the closing of the merger (referred to as the “continuation period”), Parent shall, or shall cause the surviving corporation to, provide employees of the Company and the Company’s subsidiaries who become employees of Parent or one of its subsidiaries following the closing (referred to as “continuing employees”) with (i) (A) base salary or base hourly wage rate (as applicable) and (B) any target cash incentive compensation opportunity (including bonuses and commissions, but excluding long-term incentive, equity or equity-based, change in control, retention or similar compensation or benefits), in each case in an amount at least equal to the level that was provided to each such continuing employee immediately prior to the closing of the merger and (ii) employee benefits (other than any defined benefits, long-term incentive, equity or equity-based, change in control, retention or similar compensation or benefits) on substantially similar terms in the aggregate to those provided to each such continuing employee immediately prior to the closing of the merger; except that Parent and its affiliates may modify any employee’s terms and conditions of employment, including such employee’s compensation or benefits, in respect of any adverse effect experienced by Parent or its applicable affiliate as a result of the COVID-19 pandemic, as determined by Parent or its applicable affiliate in good faith.
The foregoing summary is qualified in its entirety by reference to the merger agreement, which is filed as Annex A hereto and is incorporated herein by reference.
Director and Officer Indemnification
Pursuant to the terms of the merger agreement, members of the Virtusa Board and executive officers of the Company will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the merger. For a more detailed description of the provisions of the merger agreement relating to director and officer indemnification, please see the section of this proxy statement titled “The Merger Agreement — Indemnification of Directors and Officers and Insurance.”
Quantification of Payments and Benefits
In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of the Company’s named executive officers the estimated amount of compensation based on or otherwise related to the merger and that will or may become payable to the named executive officer (i) solely as a result of the completion of the merger (i.e., on a “single-trigger” basis) or (ii) conditioned on a qualifying termination of employment following or in connection with the merger (i.e., on a “double-trigger” basis). The holders of Virtusa common stock are being asked to approve, on a non-binding, advisory basis, such compensation for the named executive officers. Because the vote to approve such compensation is advisory only, it will not be binding on the Company, Parent or the merger subsidiary. Accordingly, if the proposal to adopt the merger agreement is approved by the holders of Virtusa common stock and the merger is completed, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the table below and above under “— Interests of the Company’s Directors and Executive Officers in the Merger.”
The potential payments in the table below are based on the following assumptions:
•
the relevant price per share of Virtusa common stock is $51.35;

•
the effective time of the merger is September 28, 2020, which is the assumed date of the effectiveness of the merger solely for purposes of this golden parachute compensation disclosure;

•
each named executive officer’s employment is subject to a qualifying termination immediately following the effective time of the merger, which is assumed, for purposes of this golden parachute compensation disclosure, to be September 28, 2020; each named executive officer holds the outstanding equity awards that were held by each named executive officer as of September 28, 2020, the latest practicable date before the filing of this proxy statement;

•
the amounts set forth in the tables below regarding named executive officer compensation are based on compensation levels as of September 28, 2020; and

•
the “best-net” provision contained in the executive agreements, described above under “— Severance Entitlements,” will not apply.

The amounts shown are estimates of amounts that would be payable to the named executive officers based on multiple assumptions that may or may not actually occur, including the assumptions described above. Some of the assumptions are based on information not currently available and, as a result, the actual amounts received by a named executive officer may differ materially from the amounts shown in the following table.
The following table and footnotes describe the benefits each named executive officer is eligible to receive in connection with the completion of the merger.
Potential Payments to Named Executive Officers
Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(1)	Total ($)
Kris Canekeratne	735,000	28,013,838	20,945	28,769,783
Samir Dhir	492,000	7,765,917	15,709	8,273,626
Thomas R. Holler	450,000	6,608,540	15,709	7,074,249
Ranjan Kalia	492,000	7,757,290	15,709	8,264,999
Keith Modder	390,000	6,584,919	11,612	6,986,531

(1)
As described above under “— Severance Entitlements,” these payments are “double-trigger,” as they will only be payable in the event of a qualifying termination of employment during the period beginning on the effective time of the merger and ending 24 months after such date. These payments are based only on each named executive officer’s base salary in effect as of September 28, 2020, as each named executive officer’s target bonus level for 2020 has been reduced to $0 in response to the COVID-19 pandemic (in addition to a corresponding reduction in each executive officer’s base salary). Accordingly, if any named executive officer’s base salary or target bonus is increased prior to the effective time of the merger, the actual payments such named executive officer may receive may be greater than those set forth in the table above. As a condition of receiving the severance benefits under the executive agreements, the named executive officers must execute a release of claims. As described above under “— Severance Entitlements,” we have entered into employee noncompetition, nondisclosure, nonsolicitation and developments agreements with each of our named executive officers. Under the terms of such agreements, each named executive officer has agreed (i) not to compete with us during his employment and for a period of one year after the termination of his employment, (ii) not to solicit our employees or customers during his employment and for a period of one year after the termination of his employment, (iii) to protect our confidential and proprietary information and (iv) to assign to us related intellectual property developed during the course of his employment.
(2)
As described above under “— Treatment of Equity and Equity-Based Awards,” these amounts represent the aggregate amount payable pursuant to the merger agreement to each named executive officer in respect of any outstanding unvested Virtusa RSUs and Virtusa PRSUs held as of September 28, 2020 (assuming the performance metrics applicable to the Virtusa PRSUs are achieved at target levels). Payments with respect to any closing Virtusa RSUs and closing Virtusa PRSUs are “single trigger” and will become payable upon the closing of the merger. Payments with respect to any assumed Virtusa RSUs and assumed Virtusa PRSUs are “double trigger” and will become payable subject to the named executive officer’s continued employment through the earliest of (a) the original vesting date of the assumed award, (b) the date that is 12 months after the closing date of the merger, or (c) the holder’s qualifying termination., in each case as described in further detail above under “— Treatment of Virtusa RSUs” and “— Treatment of Virtusa PRSUs,” respectively. The “single trigger” amounts payable with respect to the closing Virtusa RSUs and the closing Virtusa PRSUs and the “double trigger” amounts payable with respect to the assumed Virtusa RSUs and the assumed Virtusa PRSUs cannot be determined with certainty until the applicable percentage (as defined above under “— Treatment of Virtusa RSUs”) is determined, which will not occur until the effective time of the merger. Assuming that the “applicable percentage” of the Virtusa RSUs and Virtusa PRSUs, is 70%, the “single trigger” amounts payable to the named executive officers with respect to the closing Virtusa RSUs and the closing Virtusa PRSUs would be as follows: Mr. Canekeratne — $21,227,212; Mr. Dhir — $5,867,482; Mr. Holler — $5,165,163; Mr. Kalia — $5,969,278 and Mr. Modder — $5,040,783. Assuming that the “applicable percentage” of the Virtusa RSUs and Virtusa PRSUs is 70%, the “double trigger” amounts payable with respect to the assumed Virtusa RSUs and the assumed Virtusa PRSUs would be as follows: Mr. Canekeratne — $6,786,627; Mr. Dhir — $1,898,435; Mr. Holler — $1,443,387; Mr. Kalia — $1,788,012 and Mr. Modder — $1,544,136.

Material U.S. Federal Income Tax Considerations
The following discussion summarizes certain material U.S. federal income tax considerations applicable to holders of Virtusa common stock who receive cash in exchange for shares of Virtusa common stock pursuant to the merger. This discussion is for general informational purposes only and does not purport to be a complete analysis of all potential tax consequences of the merger. This discussion is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and judicial decisions and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements set forth herein. The U.S. federal income tax laws are complex and subject to varying interpretation. We have not sought, and do not intend to seek, any ruling from the Internal Revenue Service (referred to as the “IRS”) regarding any of the tax issues discussed herein. There can be no assurance that the IRS will not challenge one or more of the tax consequences of the merger described herein.
This discussion assumes that holders of Virtusa common stock hold their shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular holder of Virtusa common stock in light of such holder’s individual circumstances, nor does it address U.S. state or local, non-U.S., or estate or gift taxes, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, the Medicare tax on net investment income or any other aspect of any U.S. federal tax other than the income tax. This discussion also does not address tax considerations that may be relevant to holders of Virtusa common stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions, brokers or dealers in securities or currencies, mutual funds, partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities and their partners or members, S corporations, tax-exempt organizations, governmental organizations, retirement or other tax-deferred accounts, insurance companies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, U.S. expatriates and former citizens or long-term residents of the United States, holders who acquired their Virtusa common stock through the exercise of Company stock options or otherwise as compensation, holders who hold their Virtusa common stock as part of a hedge, straddle, constructive sale, conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, real estate investment trusts, regulated investment companies, holders deemed to sell their shares of Virtusa common stock under the constructive sale provisions of the Code, persons who own (directly, indirectly or constructively) an equity interest in Parent or the surviving corporation, holders who exercise appraisal rights in connection with the merger under the DGCL, and holders who own or have owned (directly, indirectly or constructively) 5% or more of the Company’s stock (by vote or value).
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Virtusa common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partner and the partnership. If you are a partnership holding Virtusa common stock or a partner of a partnership holding Virtusa common stock, you are urged to consult your own tax advisor regarding the U.S. federal income tax consequences of the merger relevant to you.
This discussion is for informational purposes only and is not tax advice. Holders of Virtusa common stock are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of the merger to them in light of their particular circumstances, as well as any tax consequences of the merger arising under the U.S. federal tax laws other than those pertaining to income tax, including estate or gift tax laws, or under any state, local or non-U.S. tax laws or under any applicable income tax treaty.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Virtusa common stock that, for U.S. federal income tax purposes, is:
•
an individual who is a citizen or resident of the United States;

•
a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•
a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons as described in Section 7701(a)(30) of the Code have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person (within the meaning of the Code); and

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source.

For purposes of this discussion, a “non-U.S. holder” means a beneficial owner of Virtusa common stock that is, for U.S. federal income tax purposes, an individual, a corporation, a trust or an estate that is not a U.S. holder.
U.S. Holders
The receipt of cash in exchange for shares of Virtusa common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the merger (determined before the deduction of any applicable withholding taxes) and such U.S. holder’s adjusted tax basis in the shares exchanged for cash pursuant to the merger. A U.S. holder’s adjusted tax basis in a share of Virtusa common stock will generally be equal to the amount the U.S. holder paid for such share. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder’s holding period for such shares exceeds one year as of the date of the closing. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of federal income taxation. Short-term capital gains are taxed at ordinary income rates. The deductibility of capital losses is subject to limitations. Gain or loss must be calculated separately for each block of Virtusa common stock (i.e., common stock acquired at the same time and at the same price in a single transaction). U.S. holders who own separate blocks of Virtusa common stock should consult their own tax advisors with respect to these rules.
A U.S. holder may, unless an exception applies, be subject to information reporting and backup withholding (currently at a rate of 24%) with respect to the cash received pursuant to the merger, unless such U.S. holder provides its correct taxpayer identification number (referred to as the “TIN”) on IRS Form W-9 (or if appropriate, a substitute or successor form) and certifies under penalties of perjury that such TIN is correct and that such U.S. holder is not subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any; provided that such U.S. holder furnishes the required information to the IRS in a timely manner and other requirements are satisfied.
Non-U.S. Holders
Any gain recognized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:
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the gain is effectively connected with the conduct of a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on after-tax profits effectively connected with a U.S. trade or business to the extent that such after-tax profits are not reinvested and maintained in the business;

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the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% tax (or tax at such lower rate as may be specified under an applicable income tax treaty) on the non-U.S. holder’s net gain realized in the merger, which may be offset by certain U.S. source capital losses of the non-U.S. holder, if any (even though the individual is not considered a resident of the United States), provided that such non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses; or

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the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the merger and (ii) the non-U.S. holder’s holding period in the Virtusa common stock, and, at any time during such period, the non-U.S. holder owned (directly, indirectly or constructively) more than 5% of the outstanding Virtusa common stock. Generally, a corporation is a U.S. real property holding corporation only if the fair market value of its U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. The Company does not believe that it is or was a “United States real property holding corporation” for U.S. federal income tax purposes during the applicable five-year period.

A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding (currently at a rate of 24%) with respect to the cash received by such non-U.S. holder pursuant to the merger, unless such non-U.S. holder provides the paying agent with an applicable and properly executed IRS Form W-8 certifying under penalties of perjury the holder’s non-U.S. status (and the payor or applicable withholding agent does not have actual knowledge or reason to know that the non-U.S. holder is a U.S. person as defined under the Code) or otherwise establishes an exemption. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the non-U.S. holder resides or is established. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any, provided that the non-U.S. holder furnishes the required information to the IRS in a timely manner and other applicable requirements are satisfied. Non-U.S. holders should consult their tax advisors regarding the application of the information reporting and backup withholding rules to them.
You are urged to read the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations” for a more complete discussion of the material U.S. federal income tax consequences of the merger.
THE FOREGOING DISCUSSION IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER. THIS SUMMARY IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. IN ADDITION, THIS DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES WHICH MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES. ACCORDINGLY, EACH HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDER IN LIGHT OF SUCH HOLDER’S PARTICULAR CIRCUMSTANCES, INCLUDING THE TAX CONSEQUENCES WITH RESPECT TO ANY NON-INCOME TAX OR ANY STATE, LOCAL OR NON-U.S. TAX LAWS.
Regulatory Approvals Required for the Merger
U.S. Antitrust
Under the HSR Act and the rules and regulations promulgated thereunder, the merger may not be completed until notifications have been filed and certain information has been furnished to FTC and DOJ and the specified waiting period has expired or have been terminated. The Company and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the DOJ and the FTC on September 23, 2020, and both requested “early termination” of the waiting period. Both before and after the expiration or termination of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the merger on antitrust grounds.
In addition, the merger may be reviewed by the state attorneys general in the various states in which Parent and the Company operate. These authorities may claim that there is authority, under the applicable state and federal antitrust laws and regulations, to investigate and/or seek to prohibit the merger under the circumstances and based on the standards set forth in applicable state laws and regulations. There can be no assurance that one or more state attorneys general will not attempt to file an antitrust action to challenge the merger. As of the date of this document, neither Parent nor the Company has been notified by any state attorney general indicating any plan to review the merger.
Other Regulatory Notifications
The consummation of the merger is also conditional on (1) foreign antitrust approvals from the German Federal Cartel Office and the Competition Commission of India, and (2) foreign investment and screening laws in Australia and New Zealand.
There can be no assurances that all of the regulatory approvals described above will be obtained and, if obtained, there can be no assurances as to the timing of any approvals, Parent’s or the Company’s ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals.
Parent and the Company believe that the merger does not raise substantial antitrust or other significant regulatory concerns. Although Parent and the Company believe that all required regulatory approvals necessary to complete the transactions contemplated by the merger agreement can be obtained, Parent and the Company cannot be certain when or if these approvals will be obtained. The parties’ obligation to complete the merger is conditioned on the receipt or waiver of all the necessary governmental or regulatory approvals required to complete the transactions contemplated by the merger agreement.
It is presently contemplated that if any governmental approvals or actions are deemed by Parent or the Company to be necessary or appropriate, such approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.
The merger agreement includes covenants obligating each of the parties to use reasonable best efforts to cause the merger to be consummated and to take certain actions to resolve objections under any antitrust laws. Among other things, the Company, Parent and the merger subsidiary have agreed to use their reasonable best efforts to (i) obtain all necessary actions or nonactions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings (including filings with governmental entities, if any) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity, (ii) obtain all necessary consents, approvals or waivers from third parties (provided, that neither the Company nor any of its subsidiaries will make or agree to make any payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or concede anything of monetary or economic value, for the purposes of obtaining any such third party consents without the prior consent of Parent), (iii) defend any lawsuits or other legal proceedings, whether judicial or administrative, challenging the merger agreement and (iv) execute and deliver any additional instruments necessary to consummate the transactions contemplated by the merger agreement. Parent shall pay all filing fees required to be paid in conjunction with the HSR filing or any other antitrust laws, and the Company shall not be required to pay any fees or other payments to any governmental entity in connection with any filings under, the HSR Act or such other filings as may be required under applicable antitrust laws in connection with the merger or the other transactions. For more information regarding these covenants, see the section of this proxy statement titled “The Merger Agreement — Reasonable Best Efforts; Antitrust Filings.”
CFIUS Approval
Under the merger agreement, the parties agreed to cooperate to submit a draft joint voluntary notice of the merger to CFIUS as soon as practicable after the date of the merger agreement. After receipt of confirmation that CFIUS has no further comments or inquiries related to the draft joint voluntary notice, the parties must promptly submit a formal joint voluntary notice to CFIUS. The parties will use their reasonable best efforts to comply at the earliest practicable time required by CFIUS or any CFIUS member agency with any request for additional information, documents or other materials, and will use their reasonable best efforts to cooperate with each other to resolve any investigation or other inquiry of CFIUS or any CFIUS member agency. The parties shall each use their best efforts to promptly inform the other party of any oral communication with, and provide copies of written communications with, CFIUS or any CFIUS member agency regarding any such filings; provided, that no party shall be required to share communications containing its confidential business information if such confidential information is unrelated to the transactions contemplated by the merger agreement. The parties shall undertake reasonable best efforts to promptly take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable to obtain CFIUS approval as soon as practicable, and in any event prior to the outside date, including, but not limited to, using reasonable best efforts, if required, to execute a reasonable letter of assurance or entering into another reasonable form of mitigation agreement with CFIUS or CFIUS member agencies on terms, conditions, or measures sought by CFIUS, provided, however, that no party shall be required to take or agree to take any undertaking that is not conditioned on the consummation of the transactions contemplated by the merger agreement. Parent shall pay all filing fees required in connection with the CFIUS filing and the Company shall not be required to pay any fees or other payments to any governmental entity in connection with any filings under CFIUS. Approval of the merger by CFIUS is a condition to each party’s obligations to complete the merger, and the parties’ completion of the merger is therefore contingent upon approval by CFIUS.
Delisting and Deregistration of the Virtusa Common Stock
If the merger is completed, the shares of Virtusa common stock will be delisted from Nasdaq and deregistered under the Exchange Act, and shares of Virtusa common stock will no longer be publicly traded.

Litigation Related to the Merger
On October 8, 2020, a purported stockholder of the Company filed a complaint in the United States District Court for the District of Delaware, captioned Stein v. Virtusa Corporation, et al., Case No. 1:20-CV-01363 (referred to as the “Stein complaint”), naming as defendants the Company and each member of the Virtusa Board as of the date of the merger agreement. On October 15, 2020, a purported stockholder of the Company filed a complaint in the United States District Court for the District of Delaware, captioned Williams v. Virtusa Corporation, et al., Case No. 1:20-CV-01389 (referred to as the “Williams complaint” and together with the Stein complaint, the “stockholder complaints”), naming as defendants the Company and each member of the Virtusa Board as of the date of the merger agreement.
The Stein complaint alleges, among other things, that the proxy statement filed by the Company with the SEC on October 7, 2020 in connection with the merger (referred to as the “preliminary proxy statement”), is materially incomplete and misleading by allegedly failing to disclose in violation of Section 14(a) and Section 20(a) of the Exchange Act, as well as Rule 14a-9 promulgated thereunder, allegedly material information concerning (i) certain financial projections prepared by the Company’s management and summarized in the preliminary proxy statement, (ii) certain inputs and assumptions used in the financial analyses conducted by J.P. Morgan in connection with rendering its fairness opinion to the Virtusa Board, and (iii) certain background regarding the Company’s retention of Citi. The relief sought in the Stein complaint includes equitable relief, including among other things, to enjoin the consummation of the merger unless and until certain additional and allegedly material information is disclosed to the Company’s stockholders, to rescind the merger agreement, to the extent already implemented, or to recover rescissory damages, to direct the defendants to account to plaintiff for all alleged damages suffered as a result of their alleged wrongdoing and to award plaintiff the cost and disbursements of the Stein complaint, including reasonable attorneys’ and expert fees and expenses.
The Williams complaint alleges, among other things, that the preliminary proxy statement is materially incomplete and misleading by allegedly failing to disclose in violation of Section 14(a) and Section 20(a) of the Exchange Act, as well as Rule 14a-9 promulgated thereunder, allegedly material information concerning (i) certain financial projections prepared by the Company’s management and summarized in the preliminary proxy statement, (ii) certain inputs and assumptions used in the financial analyses conducted by J.P. Morgan in connection with rendering its fairness opinion to the Virtusa Board, and (iii) certain background regarding the Company’s retention of Citi. The relief sought in the Williams complaint includes equitable relief, including among other things, to enjoin the consummation of the merger unless and until certain additional and allegedly material information is disclosed to the Company’s stockholders, to rescind the merger agreement, to the extent already implemented, or to recover rescissory damages, and to award plaintiff the cost and disbursements of the Williams complaint, including reasonable attorneys’ and expert fees and expenses.
The Company cannot predict the outcome of the stockholder complaints, nor can the Company predict the amount of time and expense that will be required to resolve the complaints. The Company believes that the stockholder complaints are without merit and the Company and the individual defendants intend to vigorously defend against the stockholder complaints and subsequently filed similar actions.
If additional similar complaints are filed, absent new or significantly different allegations, the Company will not necessarily disclose such additional filings.

THE MERGER AGREEMENT
The following is a summary of the material provisions of the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. We urge you to carefully read this entire proxy statement, including the annexes and the other documents to which we have referred you. You should also review the section titled “Where You Can Find Additional Information.”
The merger agreement has been included for your convenience to provide you with information regarding its terms, and we recommend that you read it in its entirety. The merger agreement is a contractual document that establishes and governs the legal relations between the Company, Parent and the merger subsidiary, and allocates risks between the parties, with respect to the merger, the other agreements contemplated by the merger agreement, and the transactions contemplated by the merger agreement.
The representations and warranties of the Company, Parent and the merger subsidiary contained in the merger agreement have been made solely for the benefit of the parties to the merger agreement. In addition, such representations and warranties (a) have been made only for purposes of the merger agreement, (b) have been qualified by certain documents filed with, or furnished to, the SEC by the Company prior to the date of the merger agreement, (c) are subject to important qualifications, limitations and supplemental information agreed to by the Company, Parent and the merger subsidiary in connection with negotiating the terms of the merger agreement, (d) are subject to materiality qualifications contained in the merger agreement which may differ from what may be viewed as material by investors, (e) were made only as of the date of the merger agreement or such other date as is specified in the merger agreement and (f) have been included in the merger agreement for the purpose of allocating risk between the Company, on the one hand, and Parent and the merger subsidiary, on the other hand, rather than establishing matters as facts. Accordingly, the merger agreement is included with this proxy statement only to provide investors with information regarding the terms of the merger agreement and not to provide investors with any other factual information regarding the Company or Parent or their respective subsidiaries or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterization of the actual state of facts or condition of the Company or Parent or their respective subsidiaries or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
The representations and warranties in the merger agreement and the description of them in this proxy statement should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings the Company publicly files with the SEC. Such information can be found elsewhere in this proxy statement and in the public filings the Company makes with the SEC, as described in the section titled “Where You Can Find Additional Information.”
The Merger
Upon the terms and subject to the conditions of the merger agreement and in accordance with the DGCL, at the effective time of the merger, the merger subsidiary will merge with and into the Company, the separate corporate existence of the merger subsidiary will thereupon cease and the Company will continue as the surviving corporation of the merger as a wholly owned subsidiary of Parent.
Closing and Effective Time of the Merger
The closing of the merger will take place at 10:00 a.m., New York City time, on the second business day after the satisfaction or waiver (to the extent permitted by law) of all of the conditions described in the section below titled “— Conditions to the Merger”, provided, that if the marketing period has not ended at the time of the satisfaction or waiver of those conditions (other than those conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or waivers (to the extent permitted by law) of those conditions at such time), then, subject to the continued satisfaction or waiver of such conditions, Parent and the merger subsidiary shall not be required to effect the Closing until the earliest of (i) any business day during the marketing period as may be specified by Parent on no less than two business days’ prior notice to the Company (with date may be conditioned upon the simultaneous completion of

Parent’s financing of the transactions contemplated by the merger agreement), (ii) the third business day following the final day of the marketing period or (iii) such other place, date and time as may be agreed in writing by the Company and Parent.
The merger will become effective at the time a certificate of merger is filed with the Secretary of State of the State of Delaware or at such later time stated in the certificate of merger and agreed to by the parties. The time that the merger becomes effective is referred to as the “effective time” of the merger.
Certificate of Incorporation and Bylaws; Directors and Officers
At the effective time of the merger, the Company’s certificate of incorporation will be amended and restated to be in the form of Exhibit A to the merger agreement. The bylaws of the merger subsidiary in effect immediately prior to the effective time of the merger become the bylaws of the surviving corporation.
Under the merger agreement, the directors of the merger subsidiary immediately prior to the effective time of the merger will be the directors of the surviving corporation immediately after the effective time of the merger. The officers of the Company immediately prior to the effective time of the merger become the officers of the surviving corporation immediately after the effective time of the merger.
Consideration to be Received in the Merger
At the effective time of the merger, each share of Virtusa common stock, including shares of Virtusa common stock issued upon the conversion of the Virtusa Series A preferred stock, that is outstanding immediately prior to the effective time of the merger (other than shares held by the Company as treasury stock, owned by Parent or the merger subsidiary or as to which the holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL) will be automatically converted into the right to receive cash in an amount equal to $51.35 in cash, without interest and less any applicable withholding taxes, which is referred to as the “merger consideration.” All shares of Virtusa Series A preferred stock will be converted to Virtusa common stock prior to the effective time of the merger at the conversion rate of approximately 28.07 shares of Virtusa common stock for each share of Virtusa Series A preferred stock, assuming a closing date of the merger of September 28, 2020. If the closing of the merger occurred on September 28, 2020, holders of Virtusa Series A preferred stock would receive approximately 3,000,000 shares of Virtusa common stock issued upon the conversion of the Series A preferred stock, as well as 31,912 shares of Virtusa common stock issued pursuant to a make-whole fundamental change payment, as defined in the certificate of designations of the Series A preferred stock, which 31,912 shares of Virtusa common stock will not be issued or outstanding until conversion of the Virtusa Series A preferred stock and therefore are not eligible to vote at the special meeting. As a result, holders of Virtusa Series A preferred stock will receive consideration in the merger solely with respect to the shares of Virtusa common stock into which their Virtusa Series A preferred stock is converted.
Treatment of Company Stock Awards
Vested Company Stock Awards:   each Virtusa option, and Virtusa RSU, Virtusa PRSU (collectively referred to as “Company stock awards”) that is by its terms unexpired, unexercised, and outstanding and vested as of immediately prior to the effective time will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, less any per share exercise or purchase price of such Company stock award.
Independent Director Stock Awards:   each Company stock award, whether vested or unvested, that is outstanding and held by a non-employee member of the Virtusa Board as of immediately prior to the effective time will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, less any per share exercise or purchase price of such Company stock award.
Unvested Company Stock Awards:   the applicable percentage of each Company stock award that is by its terms unexpired, unexercised, and outstanding and unvested as of immediately prior to the effective time will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, less any per share exercise or purchase price of such Company stock award, with the applicable percentage for any holder to be applied by the Company pro-rata across all of such holder’s unvested and outstanding

Company stock awards, by grant date and award type. The “applicable percentage” means the lesser of (i) 70% and (ii) the percentage of the aggregate number of shares subject to Company stock awards that are unvested (after taking into account the effect of the merger) and outstanding immediately prior to the effective time of the merger with an aggregate value of at least $13,000,000.
Each Company stock award that is by its terms unexpired, unexercised, and outstanding, and unvested, as of immediately prior to the effective time and that is not cancelled and converted into the right to receive an amount in cash as described in the immediately preceding paragraph will instead be cancelled and replaced with a conditional right to receive an amount in cash payable upon the earliest of (A) the applicable vesting date of the converted Company stock award, (B) the date that is 12 months after the closing date of the merger, or (C) the date that is 60 days after the holder’s employment is terminated by the Company without “cause” or by the holder for “good reason” (each as defined in the merger agreement).
Procedure for Receiving Merger Consideration
Prior to the effective time of the merger, Parent will select a bank or trust company reasonably acceptable to the Company for the payment of merger consideration upon surrender of certificated and uncertificated shares of Virtusa common stock. Parent will take all steps necessary to enable and cause the surviving corporation to, immediately prior to or at the effective time of the merger, provide the paying agent all the cash necessary to pay for the shares of Virtusa common stock converted into the right to receive cash pursuant to the merger agreement (which is referred to as the “exchange fund”).
As soon as reasonably practicable after the effective time of the merger, Parent will cause the paying agent to mail to (i) each holder of record of certificated Virtusa common stock a letter of transmittal and instructions for use in effecting the surrender of the holder’s certificates in exchange for the merger consideration and (ii) each holder of uncertificated shares of Virtusa common stock materials advising such holder of the effectiveness of the merger and the conversion of its uncertificated shares into the right to receive merger consideration and a check in an amount equal to the merger consideration to which such holder is entitled. Upon surrender of certificates for cancellation to the payment agent together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the paying agent (in the case of shares represented by certificates), the holders of such shares will be entitled to receive in exchange therefor an amount of cash into which the shares of Virtusa common stock theretofore represented by such certificate shall have been converted, and the certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Virtusa common stock that is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the certificate so surrendered is registered, if such certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered, each certificate shall be deemed at any time after the effective time of the merger to represent only the right to receive upon such surrender merger consideration. No interest shall be paid or accrue on any cash payable upon surrender of any certificate. You should not send in your Virtusa common stock certificates until you receive a letter of transmittal with instructions from the paying agent. Do not send Virtusa common stock certificates with your proxy card.
Following the effective time of the merger, each holder of Virtusa common stock will cease to have any rights with respect to such common stock, except for the right to receive the merger consideration or, in the case of stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL, such rights as are provided by Section 262 of the DGCL.
In the event any certificate representing Virtusa common stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in customary amount and upon such terms as may be required by Parent as indemnity against any claim that may be made against it or the surviving corporation with respect to such certificate, the paying agent will issue a check in the amount (after giving effect to any required tax withholdings) equal to the product obtained by multiplying (i) the number of shares of Virtusa common stock represented by such lost, stolen or destroyed certificate by (ii) the merger consideration.

Pursuant to the merger agreement, the paying agent, Parent, the surviving corporation and any other applicable withholding agent may deduct and withhold from any cash amounts payable under the merger agreement to, or for the benefit of, any holder or former holder of shares of Virtusa common stock or company stock-awards such amounts as are required to be deducted or withheld pursuant to any tax laws.
Representations and Warranties
In the merger agreement, the Company, Parent and the merger subsidiary made a number of representations and warranties to each other. The parties’ reciprocal representations and warranties relate to, among other things:
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due organization, valid existence, good standing (with respect to jurisdictions that recognize such concept), qualification to do business and power and authority to enter into the merger agreement and consummate the transactions contemplated thereby;

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required governmental filings, consent and approval of governmental entities in connection with the merger agreement and the merger;

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the absence of any violation of or conflict with such party’s organizational documents, applicable laws or material contracts as a result of entering into the merger agreement and consummating the merger;

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the accuracy of the information supplied by such party for inclusion or incorporation by reference into this proxy statement; and

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the absence of undisclosed broker’s, finder’s, financial advisor’s or other similar fees or commissions.

In addition to the foregoing, the merger agreement contains representations and warranties made by the Company to Parent and the merger subsidiary, including regarding:
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the due incorporation or organization, good standing, power and authority and qualifications of the Company’s subsidiaries;

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the Company’s and its subsidiaries’ capitalization and capital structure;

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the authority of the Company to execute and deliver the agreements contemplated by the merger agreement, approval of the merger agreement by the Virtusa Board and recommendation that the stockholders vote to adopt the merger agreement;

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internal controls over financial reporting;

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the accuracy and sufficiency of the reports and financial statements filed with the SEC;

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the absence of certain undisclosed liabilities;

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the absence of certain changes or events and;

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tax matters;

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employee compensation and benefits matters;

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the absence of certain legal proceedings and orders;

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compliance with applicable laws;

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the receipt of J.P. Morgan’s fairness opinion;

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environmental matters;

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material contracts;

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real property;

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intellectual property;

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labor matters;

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the stockholder approvals required to consummate the merger;

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privacy and data security;

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relationships with certain of the Company’s customers and distributors;

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affiliate transactions and insider interests;

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compliance with trade control and anticorruption laws and certain business practices; and

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insurance.

In addition, the merger agreement contains representations and warranties made by Parent and the merger subsidiary to the Company, including regarding:
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operations of the merger subsidiary since its formation;

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the equity and debt commitment letters and transactions contemplated thereby, sufficiency of funds and the limited guarantees;

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Parent’s and the merger subsidiary’s solvency;

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the exclusivity of the representations and warranties made by the Company to Parent and the merger subsidiary in the merger agreement, and Parent’s and the merger subsidiary’s non-reliance on any other representations by or on behalf of the Company.

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compliance with anti-money laundering laws;

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stating that Parent is not an “interested stockholder” of the Company;

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the absence of undisclosed arrangements between Parent, the merger subsidiary or any of their affiliates, on the one hand, the Company’s management, directors, stockholders or employees on the other hand; and

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stockholder, labor and employee matters.

Significant portions of the representations and warranties of the Company are qualified as to “materiality,” a “Company material adverse effect” or the “knowledge” of the Company, and certain portions of the representations and warranties of Parent and the merger subsidiary are qualified as to “materiality,” a “Parent material adverse effect” or the “knowledge” of the Parent or the merger subsidiary, as applicable.
Under the merger agreement, a “Company material adverse effect” means any change, effect, event, occurrence or state of facts (or any development that, insofar as can reasonably be foreseen, could reasonably be expected to result in any change, effect, event, occurrence or state of facts) that, taken alone or together with any other related or unrelated changes, effects, events, occurrences or states of facts: (1) is materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole; or (2) prevents the ability of the Company to consummate the merger and the other transactions contemplated by the merger agreement, other than, in the case of clause (1), any change, effect, event, occurrence, state of facts or development arising from or related to the following (except, in the case of the exceptions marked with an asterisk below, to the extent disproportionately affecting the Company and its subsidiaries relative to other similarly situated companies in the industries in which the Company and its subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Company material adverse effect):
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changes in the conditions generally of the industries in which the Company and its subsidiaries operate*;

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conditions affecting the United States economy or the global economy generally or political conditions in the United States or any other country in the world*;

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acts of hostilities, war, acts of war, sabotage or terrorism (including any outbreak, escalation or general worsening of the foregoing) in the United States or any other country or region in the world;

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any epidemic or pandemic (including continuation or escalation of the COVID-19 pandemic or orders issued by a governmental entity in response to the COVID-19 pandemic) in the United States or any other country or region in the world, or any escalation of the foregoing;

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earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural or man-made disasters or acts of God in the United States or any other country or region in the world, or any escalation of the foregoing;

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changes in the financial, credit, banking, currency or securities markets in the United States or any other country or region in the world, including (A) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world*;

•
changes in GAAP or other accounting standards (or the enforcement or interpretation thereof)*;

•
changes in the Company’s stock price or trading volume in and of themselves (it being understood that the facts or causes underlying or contributing to any such changes may be considered in determining whether a Company material adverse effect has occurred);

•
changes in any laws or privacy obligations (or the enforcement or interpretation thereof) after the date of the merger agreement*;

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any failure by the Company to meet, or changes to, any internal or published projections or any decline in and of itself in the market price or trading volume of the Virtusa common stock (it being understood that the facts or causes underlying or contributing to any such failure or decline may be considered in determining whether a Company material adverse effect has occurred);

•
the negotiation, execution, delivery or announcement of this Agreement, the performance by any party to the merger agreement of its obligations thereunder, including the impact thereof on the relationships, contractual or otherwise, of the Company with employees, customers, investors, contractors, lenders, suppliers, vendors, or partners, or the identity of Parent or any of its affiliates as the acquirer of the Company or the public announcement (including as to the identity of the parties to the merger agreement) or pendency of the merger or any of the other transactions contemplated by the merger agreement;

•
the availability or cost of equity, debt or other financing to Parent, the merger subsidiary or the surviving corporation;

•
any action taken, or failure to take action, which Parent has in writing requested or consented; or

•
transaction litigation or any demand or legal proceeding for appraisal or the fair value of any shares of Virtusa common stock pursuant to the DGCL in connection with the merger agreement.

In addition, references to the “knowledge” of the Company mean the actual knowledge of Kris Canekeratne (the Company’s Chief Executive Officer), Samir Dhir (the Company’s President), Ranjan Kalia (the Company’s Chief Financial Officer), Roger Keith Modder (the Company’s Chief Operating Officer), Thomas R. Holler (the Company’s Chief Strategy Officer) or Paul Tutun (the Company’s General Counsel).
Under the merger agreement, a “Parent material adverse effect” means a material adverse effect on the ability of Parent or the merger subsidiary to consummate the merger and the other transactions contemplated by the merger agreement.
References to the “knowledge” of Parent mean the actual knowledge of two investment professionals affiliated with BPEA.
The representations and warranties of the Company, Parent and the merger subsidiary will expire upon the effective time of the merger.
Covenants Regarding Conduct of Business by the Company Pending the Effective Time
From the date of the merger agreement to the effective time of the merger, the Company will, and will cause its subsidiaries to use reasonable best efforts to, conduct its business in the usual, regular and ordinary course in substantially the same manner as previously conducted and use its reasonable best efforts to preserve intact its current business organization, pay its debts when due, keep available the services of its current officers and maintain the material relationships with customers, suppliers, licensors, licensees, distributors and others having significant business dealings with them intact in all material respects.
In addition, except
•
as expressly required by the merger agreement,

•
as set forth in the Company’s confidential disclosure letter to Parent,

•
with the prior written consent of Parent, or

•
during any period of full or partial suspension of operations related to COVID-19 or any COVID-19 measures, in connection with COVID-19 or any COVID-19 measures, take such actions as are reasonably necessary (i) to protect the health and safety of the Company’s or its subsidiaries’ employees and other individuals having business dealings with the Company or any of its subsidiaries or (ii) to respond to third-party supply or service disruptions caused by COVID-19 or any COVID-19 measures, in each case of (i) and (ii) above, subject to reasonable prior consultation with Parent to the extent reasonably practicable, the Company and its subsidiaries will not, among other things:
•
declare, set aside or pay any dividend or other distribution in respect of any shares of capital stock, except for dividends made by any wholly owned subsidiary of the Company to its parent;

•
split, combine or reclassify any shares of capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock;

•
purchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or securities;

•
except as contemplated by the merger agreement, convert any Virtusa Series A preferred stock into Virtusa common stock;

•
issue, sell, deliver or grant or agree or commit to issue, sell, deliver or grant (i) any shares of capital stock, (ii) any indebtedness having the right to vote on any matters on which holders of Virtusa common stock may vote, (referred to as “voting debt”) or other voting securities, (iii) any securities convertible into or exchangeable for, or any options, restricted stock units, restricted shares, warrants or rights to acquire, any such shares, (iv) voting debt or convertible or exchangeable securities, or (v) any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based units, other than (A) the issuance, delivery or sale of shares of Virtusa common stock upon the exercise of Virtusa options or the settlement of Virtusa RSUs or PRSUs outstanding on the date of the merger agreement that were made available to Parent pursuant to the merger agreement or disclosed on the Company Disclosure Letter (as defined in the merger agreement) in accordance with their terms, (B) the conversion of Virtusa Series A preferred stock into Virtusa common stock as contemplated by the merger agreement or (C) grants or awards of Virtusa equity awards (in respect of a maximum of 30,000 shares of Virtusa common stock in the aggregate) to newly hired and/or promoted employees made in the ordinary course of business;

•
amend their charter, by-laws or other comparable charter or organizational documents;

•
acquire or agree to acquire by merging or consolidating with, or by any other manner, any equity interest in or a substantial portion of the assets of any business or any corporation, partnership, joint venture, association or any other business organization or entity or division thereof other than any such acquisition (or series of related acquisitions) which is in the ordinary course of business and that, in a single acquisition, series of related acquisitions, or in the aggregate, involves a purchase price (including assumption of indebtedness) of not more than $10,000,000;

•
take any of the following actions: (i) grant to any directors or officers of the Company any increase in compensation, (ii) increase the amount of any bonus, incentive, change in control, retention, severance or termination pay or similar payments with respect to any directors or officers of the Company, (iii) enter into any agreement providing for retention, change in control, severance (other than minimum severance required by law) or other similar payments or benefits with any director, officer or employee of the Company or any of its subsidiaries, except as required by any benefit plan of the Company in effect as of the date of the merger agreement that was made available to Parent, (iv) establish, adopt, enter into, terminate or amend any benefit plan of the Company, (v) negotiate, enter into, amend or extend any contract with a labor union, (vi) remove or modify existing restrictions in any benefit plan of the Company or awards made thereunder, or (vii) take any action to accelerate any rights or benefits, or make any material determinations not in the ordinary course of business consistent with prior practice, under any benefit plan of the Company, in each case, except (A) as required by applicable law or (B) to the extent required under employment contracts in effect as of the date of the merger agreement that were made available to Parent or disclosed in the Company’s public filings;
•
implement any layoffs that would trigger or be reasonably expected to trigger obligations under the Worker Adjustment and Retraining Notification Act of 1988 or any comparable law;

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make any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company, except insofar as may be required by a change in GAAP or Regulation S-X promulgated under the Exchange Act or as otherwise specifically disclosed in the Company’s public filings;

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sell, lease (as lessor), license, mortgage, pledge or otherwise dispose of or subject to any lien, charge or other encumbrance any properties or assets, except (i) pursuant to existing contracts or commitments or in the ordinary course of business, (ii) non-exclusive licenses of the Company’s intellectual property to its customers, contractors, partners, vendors or suppliers or other third parties in the ordinary course of business, (iii) sales of inventory or used equipment in the ordinary course of business, (iv) certain liens otherwise permitted under the merger agreement and incurred in the ordinary course of business or (v) sales, assignments or other transfers of work product to the applicable customer in the ordinary course of business;

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incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for indebtedness incurred in the ordinary course of business (including borrowings under the Company’s current credit facilities, including under the Loan Agreement (as defined in the merger agreement), and indebtedness incurred with respect to equipment leasing or indebtedness incurred in connection with any acquisition transaction permitted by the merger agreement), but in any event not to exceed $10,000,000 in the aggregate (except for draw downs on the Company’s revolving line of credit available under the Loan Agreement (as defined in the merger agreement) made in the ordinary course of business), or make any loans, advances or capital contributions to, or investments in, any other person, other than to or in the Company or any direct or indirect wholly owned subsidiary of the Company;

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with respect to the Company and each of its subsidiaries (i) make (other than in the ordinary course of business consistent with past practice in respect of actions that are immaterial), change or rescind any tax election or settle or compromise any tax liability or refund, (ii) change any tax accounting period or method or file any amended material tax return, (iii) surrender any right to claim a refund of taxes, or consent to any extension or waiver of the limitations period for the assessment of taxes or (iv) change the tax residency of the Company or any of its subsidiaries;

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sell, transfer, assign, license, encumber or otherwise dispose of to any third party any intellectual property rights owned or purported to be owned by, or exclusively licensed to (including pursuant to a sale-leaseback transaction or securitization), the Company or any of its subsidiaries except (i) pursuant to existing contracts or commitments with customers for the assignment of intellectual property developed for such customers in the ordinary course of business, (ii) pursuant to non-exclusive licenses of intellectual property rights owned by the Company to its customers, contractors, partners, vendors or suppliers or other third parties in the ordinary course of business, (iii) sales of inventory or used equipment in the ordinary course of business; (iv) certain liens permitted under the merger agreement and incurred in the ordinary course of business or (v) sales, assignments or other transfers of work product to the applicable customer in the ordinary course of business;
•
change its cash management policies, including accelerating the collection of accounts receivable or deferring the payment of accounts payable;

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(i) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Company included in the Company’s SEC filings or incurred in the ordinary course of business consistent with past practice, (ii) cancel any material indebtedness (individually or in the aggregate) or waive any claims or rights of substantial value or (iii) settle any action requiring payments in excess of $1,000,000 (excluding amounts that are eligible to be funded by insurance proceeds) or that would restrict the operation of the business of the Company or any of its subsidiaries, in any material respect;

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hire, engage or terminate (except for cause) the employment or engagement of any director or executive officer;

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other than in the ordinary course of business or as consented to in writing by Parent (which consent may not be unreasonably withheld, conditioned or delayed), (i) amend, modify, waive, renew or terminate certain “material contracts” as further described in the merger agreement, but not including the Loan Agreement) or any provision thereof, (B) enter into, amend, modify, waive, renew or terminate any contract with any affiliate of the Company or any of its affiliates or (C) enter into any contract that if entered into prior to the date hereof, would constitute a “material contract”;

•
authorize, adopt or implement a plan of complete or partial liquidation or dissolution of the Company or any of its subsidiaries;

•
mortgage, pledge or subject to any lien, charge or other encumbrance, the equity interests of the Company or any of its subsidiaries, except for certain liens permitted under the merger agreement;

•
make or agree to make any new capital expenditure or expenditures that, individually, is in excess of $2,000,000 or, in the aggregate with all other capital expenditures made or agreed to be made after the date of the merger agreement, are in excess of $10,000,000;

•
take any action that would, or that could reasonably be expected to, result in any condition to the merger set forth in the merger agreement not being satisfied; or

•
authorize any of, or commit or agree to take any of, the foregoing actions.

“COVID-19 measures” means any quarantine, “shelter-in-place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar law, directive or guidelines promulgated by any governmental entity, including the U.S. Centers for Disease Control and the World Health Organization, in each case with or in response to COVID-19, including the CARES Act and the Families First Coronavirus Response Act, as may be amended.
No-Shop; Virtusa Board Recommendation Change
No-Shop
From and after the date of the merger agreement, the Company must, and must cause its representatives to (1) cease immediately all discussions and negotiations regarding any proposal that constitutes, or may reasonably be expected to lead to, an acquisition proposal, (2) immediately after the date of the merger agreement, request the prompt return or destruction of all confidential information previously furnished to such persons within the last 12 months for the purpose of evaluating a possible acquisition proposal and (3) terminate access to any physical or electronic data rooms relating to a possible acquisition proposal.
In addition, the Company will not, and will cause its subsidiaries and its and their officers, directors and employees, and other representatives and advisors not to, directly or indirectly:

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solicit, initiate or encourage the submission of, any acquisition proposal, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any acquisition proposal;

•
enter into any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, option agreement, merger agreement, joint venture agreement, partnership agreement or other agreement relating to any acquisition proposal, other than a confidentiality agreement entered into in compliance with the merger agreement (referred to as an “acquisition agreement”) with respect to any acquisition proposal;

•
enter into, participate in or continue any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with or facilitate or enable, any acquisition proposal;

•
waive, terminate, modify, fail to enforce or release any person (other than Parent, the merger subsidiary or their respective affiliates) under any “standstill” or similar agreement or obligation other than in accordance with the terms thereof, or exempt any person (other than Parent, the merger subsidiary and their respective affiliates) from the restrictions on “business combinations” contained in Section 203 of the DGCL (or similar provisions of any other takeover laws); or

•
propose, resolve or agree to do any of the foregoing.

However, prior to the adoption of the merger agreement by the Company’s stockholders, if the Virtusa Board receives a written bona fide acquisition proposal after the date of the merger agreement that was not solicited by the Company or its representatives and did not otherwise result from a breach or deemed breach of the Company’s non-solicitation covenants, and (i) the Virtusa Board determines in good faith (after consultation with outside legal counsel and a financial advisor of nationally recognized reputation) constitutes or would reasonably be expected to lead to a superior proposal, and (ii) the Virtusa Board determines in good faith, after consultation with outside legal counsel, that failure to take the action or actions in the bulleted paragraphs below would be inconsistent with its fiduciary duties to the stockholders of the Company under Delaware law, then, subject to providing prior written notice (before taking such action) of its decision to take such action to Parent as promptly as practicable after such determination was reached (and in any event, no later than 24 hours thereafter) and compliance with the merger agreement, the Virtusa Board may:
•
furnish information with respect to the Company to the person making such acquisition proposal and its representatives pursuant to a confidentiality agreement not materially less restrictive in the aggregate of the other party than the confidentiality agreement between the Company and Parent provided that, a person who within the last 12 months that has entered into a confidentiality agreement with the Company relating to a purchase of, or business combination with, the Company shall not be required to enter into a new or revised confidentiality agreement if such confidentiality agreement remains in effect with a term of at least 12 months and does not prohibit the Company from complying with the merger agreement, and such existing confidentiality agreement shall be deemed to be an acceptable confidentiality agreement hereunder (provided, that any information provided to such person shall have previously been made available to Parent or shall be made available to Parent prior to or at the same time as it is provided to such person, and provided further that such confidentiality agreement shall not prohibit or purport to prohibit the Company in any way from complying with the merger agreement or include any provision calling for an exclusive right to negotiate with the Company, the Virtusa Board or their representatives); and

•
participate in discussions or negotiations with such person and its representatives regarding any acquisition proposal.

As used in the merger agreement, the term “acquisition proposal” means any inquiry, proposal, or indication of interest or offer by an unaffiliated third party or the securityholders of such party relating to, or reasonably expected to lead to, in a single transaction or series of transactions involving:
•
the issuance by the Company to, or the acquisition by, any third party or the securityholders of any third party of, 15% or more of any class of the equity interests in the Company (by vote or by value);

•
any merger, consolidation, business combination, reorganization, share exchange, dual listed company structure, sale of assets, recapitalization, equity investment, joint venture, exclusive license, liquidation, dissolution or other similar transaction involving the Company or the Company Subsidiaries;

•
the acquisition (whether by merger, consolidation, equity investment, share exchange, joint venture or otherwise) by any such third party or the securityholders of such third parties, directly or indirectly, of assets that represent, or of any class of equity interest in any entity that holds assets representing, directly or indirectly, 15% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole;

•
any tender offer or exchange offer that, if consummated, would result in any such third party or by the securityholders of any such third parties beneficially owning 15% or more of the outstanding shares of Company Common Stock or any other voting securities of the Company (or instruments convertible to or exchangeable for 15% or more of such outstanding shares or securities); and

•
any combination of the foregoing.

Also used in the merger agreement, the term “superior proposal” means any binding bona fide written acquisition proposal for a merger, consolidation, tender offer or exchange offer (with all of the references to “15%” included in the definition of acquisition proposal deemed to be replaced with “a majority”) made by a third party (who is not an affiliate of the Company), (i) on terms which the Virtusa Board determines in good faith, after consultation with outside counsel and a financial advisor of nationally recognized reputation, would result in a transaction that is more favorable from a financial point of view to the holders of Virtusa common stock than the transactions contemplated by the merger agreement and the other transaction documents referenced therein, taking into account, among other things, all the terms and conditions of such proposal, the identity of the Person making the proposal and all legal, financial, regulatory and other aspects of such proposal and the agreements contemplated by the merger agreement (including any proposal by Parent to amend the terms of the transactions contemplated by the merger agreement or the other transaction documents referenced therein, or the agreements contemplated by the merger agreement, made in writing prior to the time of determination pursuant to the merger agreement, (ii) that is not subject to any “due diligence” contingency or financing contingency and (iii) that is reasonably capable of being completed on a timely basis.
Virtusa Board Recommendation Change
Except as provided below, neither the Virtusa Board (nor a committee thereof) may (1) make an “adverse recommendation change” (as defined below) or (2) approve, authorize, cause or permit the Company or any of its subsidiaries to enter into an alternative acquisition agreement or resolve, agree or publicly propose to take any such action. The term “adverse recommendation change” means any of the following actions:
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withdraw, qualify or modify in a manner adverse to Parent or the merger subsidiary, or propose publicly to withdraw, qualify or modify in a manner adverse to Parent or the merger subsidiary, the Virtusa Board recommendation, or resolve or agree to take any such action;

•
adopt, endorse, approve or recommend, or propose publicly to adopt, endorse, approve or recommend, any acquisition proposal, or resolve or agree to take any such action;

•
following the date any acquisition proposal or any material modification thereto, or any intervening event, is first made public or sent or given to the stockholders of the Company, fail to issue a press release publicly reaffirming the Virtusa Board recommendation within five business days (or, if earlier, by the second business day prior to the Outside Date) after a written request by Parent to do so, which request shall only be made once per Acquisition Proposal or once per each material modification thereto;

•
fail to publicly recommend against any acquisition proposal that is a tender offer or exchange offer in a Solicitation/Recommendation Statement on Schedule 14D-9 within ten business days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer; or

•
fail to include the Virtusa Board recommendation in this proxy statement when disseminated to the Company’s stockholders.

However, at any time before the Company’s stockholders adopt the merger agreement, the Company may (1) withdraw, qualify or modify in a manner adverse to Parent or the merger subsidiary, or propose publicly to withdraw, qualify or modify in a manner adverse to Parent or the merger subsidiary, the Virtusa Board recommendation, or resolve or agree to take any such action, in response to (a) an “intervening event” (as defined below)) or (b) a superior proposal, or (2) terminate the merger agreement in response to a superior proposal in order to enter into a definitive agreement providing for such superior proposal, but in each case only if: (i) the Virtusa Board has received a superior proposal that did not result, directly or indirectly, from a breach of the merger agreement (except in the case of an intervening event) or an intervening event has occurred; (ii) in light of such superior proposal (except in the case of an intervening event) or such intervening event, as the case may be, the Virtusa Board shall have determined in good faith, after consultation with outside legal counsel and consultation with a financial advisor of nationally recognized reputation, that failure to withdraw, qualify or modify in a manner adverse to Parent or the merger subsidiary, or propose publicly to withdraw, qualify or modify in a manner adverse to Parent or the merger subsidiary, the Virtusa Board recommendation, or resolve or agree to take any such action in response to a Superior Proposal, in the case of a superior proposal or intervening event, or to terminate the merger agreement in response to a superior proposal in order to enter into a definitive agreement providing for such superior proposal would reasonably be expected to be inconsistent with its fiduciary duties to the stockholders of the Company under Delaware law (any such determination, referred to as a “withdrawal determination”); (iii) the Company has notified Parent in writing that it has made a withdrawal determination (any such notice, referred to as a “triggering notice”) and provided Parent unredacted copies of the documents and/or agreements providing for the superior proposal (including any other documents or agreements referred to in or to be entered into in connection with the superior proposal) or described the intervening event in writing in reasonable detail, as the case may be; (iv) during the five business days commencing on the date of receipt by Parent of the triggering notice (and for each subsequent material change to an intervening event, over a three business day period) (such time period, referred to as the “notice period”), if requested by Parent, the Company shall have negotiated in good faith with Parent to permit Parent to make a proposal to amend the terms of the transactions or agreements contemplated by the merger agreement and other agreements referred to therein; (v) at the end of the notice period, and taking into account any irrevocable written proposals (including any proposal to amend the terms of the transactions, merger agreement, voting agreement or other agreements contemplated by the merger agreement) made by Parent since receipt of the triggering notice (referred to as a “parent proposal”), such superior proposal remains a superior proposal and the Virtusa Board has again made a withdrawal determination in response to such superior proposal or such intervening event is continuing and the Virtusa Board has again made a withdrawal determination in response to such intervening event (it being understood and agreed that if, in light of any parent proposal, the Virtusa Board is no longer able to make a withdrawal determination with respect to such superior proposal or intervening event, then the Company shall immediately enter into amendments to the merger agreement and other agreements contemplated by the merger agreement with Parent and the merger subsidiary that embodies the terms of such parent proposal); (vi) the Company is in compliance in all material respects with the merger agreement and Parent is not at such time entitled to terminate the merger agreement for specified reasons; and (vii) the Company (A) has paid prior to or concurrently pays the termination fee to Parent pursuant to the merger agreement and immediately after such termination enters into a definitive agreement providing for such superior proposal, in the case of a termination of the merger agreement in response to a superior proposal in order to enter into a definitive agreement providing for such superior proposal or (B) has set aside for immediate payment, the termination fee due in the case of an adverse recommendation change in response to an intervening event or a superior proposal.
As used in the merger agreement, the term “intervening event” means a material fact, event, change, development or circumstance related to the Company (A) that first occurs after the date of the merger agreement which (i) is unknown to, nor reasonably foreseeable by, the Virtusa Board as of or prior to the date of the merger agreement and (ii) becomes known to or by the Virtusa Board prior to the receipt of the required stockholder approval or (B) that occurred prior to the date of the merger agreement which (i) was known or reasonably foreseeable by the Virtusa Board as of the date of the merger agreement, but the consequences of which were not known or reasonably foreseeable to the Virtusa Board as of the date of the merger agreement and (ii) which consequences became known to or by the Virtusa Board prior to the receipt of the required stockholder approval; provided, however, that in no event shall the receipt of an acquisition proposal or superior proposal, any development or change in the industries the Company and its subsidiaries operate in, or any changes in the market price or trading volume of the shares of Virtusa common stock, the matter set forth in the Company Disclosure Letter, any increase in value of any assets of the Company or its subsidiaries, the Company or any subsidiary of the company engaging a new client or entering into a new contract, any changes in applicable laws, any COVID-19 related developments (e.g., a vaccine) or the fact in and of itself that the Company exceeds internal or published projections, in any such case, constitute or be taken into account in determining an intervening event.
The merger agreement also requires that the Company, from the date of the merger agreement to the earlier to occur of the termination of the merger agreement and the effective time of the merger, promptly (within 24 hours) notify Parent in writing of any acquisition proposal or any inquiry with respect to or that is likely to lead to an acquisition proposal, the identity of the person making the acquisition proposal or inquiry and the terms of the acquisition proposal or inquiry. Thereafter, the Company also must keep Parent informed in all material respects of the inquiry or acquisition proposal, including any changes to the material terms of any such acquisition proposal or inquiry and provide to Parent as soon as practicable after receipt or delivery thereof with un-redacted copies of all offers, proposals, drafts and final versions (and any material amendments thereto) of agreements and financing documents, including schedules, exhibits and side letters thereto, and other material correspondence sent or provided to the Company from any third party in connection with any acquisition proposal or sent or provided by the Company to any third party in connection with any acquisition proposal.
Reasonable Best Efforts; Antitrust Filings
Parent, the merger subsidiary and the Company have each agreed to use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the merger and the other transactions contemplated by the merger agreement and the other agreements contemplated thereby, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings (including filings with governmental entities, if any) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties (provided, that neither the Company nor any of its subsidiaries will make or agree to make any payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or concede anything of monetary or economic value, for the purposes of obtaining any such third party consents without the prior consent of Parent), (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the merger agreement or any other agreement contemplated by the merger agreement or the other agreements contemplated thereby or the consummation of the merger and the other transactions contemplated by the merger agreement and the other agreements contemplated thereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of the agreements contemplated by the merger agreement.
In addition, Parent and the Company have each agreed to, as promptly as practicable after the date of the merger agreement (but in any event not later than 10 business days after the date of the merger agreement) file with the Antitrust Division of the U.S. Department of Justice (referred to as the “DOJ”) and the Federal Trade Commission (referred to as the “FTC”) a Notification and Report Form pursuant to the HSR Act (referred to as the “HSR filing”), and at the same time as making such HSR filing shall request that the DOJ and the FTC grant “early termination” of the waiting period related to such HSR filing and the merger agreement and the transactions contemplated by the merger agreement. Parent shall pay all filing fees required to be paid in conjunction with such HSR filing or any other antitrust laws, and the Company shall not be required to pay any fees or other payments to any governmental entity in connection with any filings under, the HSR Act or such other filings as may be required under applicable antitrust laws in connection with the merger or the other transactions contemplated by the merger agreement and the other agreements contemplated thereby. Without limiting the generality of the foregoing, each of Parent and the Company (A) shall use its reasonable best efforts to promptly provide all information requested by any governmental entity in connection with the merger and the other transactions contemplated by the merger agreement and the other agreements contemplated thereby and (B) shall use its reasonable best efforts to promptly take all actions and steps necessary to obtain and secure the expiration or termination of any applicable waiting periods under the HSR Act or other applicable compliance with any mandatory pre-merger notification and approval requirements under any foreign (non-US) investment control, antitrust or competition laws (referred to as “foreign antitrust laws”) and obtain any clearance or approval required to be obtained from the FTC, the DOJ, any state attorney general, any foreign competition authority or any other governmental entity in connection with the merger and the other transactions contemplated by the merger agreement and the other agreements contemplated thereby. For the avoidance of doubt, nothing in this paragraph or the merger agreement shall require Parent or the merger subsidiary to withdraw and resubmit the CFIUS filing (as defined below), whether in response to a request by CFIUS or any CFIUS member agency or otherwise.
In addition, under the merger agreement, the parties agreed to cooperate to submit a draft joint voluntary notice to CFIUS with respect to the transactions contemplated by the merger agreement as soon as practicable after the date of the merger agreement. After receipt of confirmation that CFIUS has no further comments or inquiries related to the draft joint voluntary notice, the parties must promptly submit a formal joint voluntary notice to CFIUS (referred to as the “CFIUS filing”). The parties will use their reasonable best efforts to comply at the earliest practicable time required by CFIUS or any CFIUS member agency with any request for additional information, documents or other materials, and will use their reasonable best efforts to cooperate with each other to resolve any investigation or other inquiry of CFIUS or any CFIUS member agency. The parties shall each use their best efforts to promptly inform the other party of any oral communication with, and provide copies of written communications with, CFIUS or any CFIUS member agency regarding any such filings; provided, that no party shall be required to share communications containing its confidential business information if such confidential information is unrelated to the transactions contemplated by the merger agreement and the other agreements contemplated thereby. The parties shall undertake reasonable best efforts to promptly take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable to obtain CFIUS approval as soon as practicable, and in any event prior to the Outside Date, including, but not limited to, using reasonable best efforts, if required, to execute a reasonable letter of assurance or entering into another reasonable form of mitigation agreement with CFIUS or CFIUS member agencies on terms, conditions, or measures sought by CFIUS, provided, however, that no party shall be required to take or agree to take any undertaking that is not conditioned on the consummation of the transactions contemplated by the merger agreement and the other agreements contemplated thereby. Parent shall pay all filing fees required in connection with the CFIUS filing and the Company shall not be required to pay any fees or other payments to any governmental entity in connection with any filings under CFIUS. Approval of the merger by CFIUS is a condition to each party’s obligations to complete the merger, and the parties’ completion of the merger is therefore contingent upon approval by CFIUS.
Parent and the merger subsidiary agree not to, and to not permit their subsidiaries to, acquire or agree to acquire any rights, assets, business, person or division thereof (through acquisition, license, joint venture, collaboration or otherwise), if such acquisition would reasonably be expected to materially increase the risk of not obtaining any applicable clearance, consent, approval or waiver under the HSR Act or foreign antitrust laws with respect to the merger and the other transactions contemplated by the merger agreement and the other agreements contemplated thereby.
Nothing in the merger agreement will require any of The Baring Asia Private Equity Fund VII, L.P., The Baring Asia Private Equity Fund VII, L.P.1 and The Baring Asia Private Equity Fund VII, SCSp or any affiliate of Parent or the merger subsidiary to dispose of any of its assets or to limit its freedom of action with respect to any of their businesses or to commit or agree to any of the foregoing to obtain any consents, approvals, permits or authorizations or to remove any impediments to the merger relating to the HSR Act, foreign antitrust laws or other antitrust, competition or premerger notification, or trade regulation law, regulation or order or to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding relating to antitrust laws.

Proxy Statement; Company Stockholders Meeting
The Company has agreed to prepare and file with the SEC the preliminary proxy statement as soon as practicable following the date of the merger agreement (and in any event no later than 25 days after the date of the merger agreement). Each of Parent and the merger subsidiary agreed to cooperate with the Company in connection with the preparation and filing of the proxy statement. In addition, the Company has agreed to (i) as reasonably promptly as practicable after the later of (A) the 10-day waiting period under Rule 14a-6(a) under the Exchange Act and (2) the date on which the SEC confirms that it has no further comments on the proxy statement (such later date, referred to as the “clearance date”) cause the proxy statement to be mailed to the Company’s stockholders (and in no event more than two business days after the clearance date); and (ii) use its reasonable best efforts to solicit proxies in favor of the merger proposal. Parent agreed to pay 50% of all filing fees required to be paid to the SEC in connection with the proxy statement.
The Company also agreed, as reasonably promptly as practicable after the clearance date, duly call, give notice of, convene and hold the Company’s stockholder meeting for the purpose of seeking the requisite stockholder approval provided that notwithstanding anything else to the contrary therein, the Company may postpone or adjourn the stockholder meeting (A) with the consent of Parent, (B) for the absence of a quorum, (C) if the Company reasonably determines after consultation with outside legal counsel that the failure to adjourn, postpone or delay the stockholder meeting would be reasonably likely not to allow sufficient time under applicable Laws for the distribution of any appropriate supplement or amendment to the proxy statement or (D) to allow additional solicitation of votes in order to obtain the requisite stockholder approval; provided, that the maximum amount of all such adjournments shall not exceed more than 30 days in the aggregate. Unless the Virtusa Board or any committee thereof has made an adverse recommendation change, the Company shall, through the Virtusa Board, make the Virtusa Board recommendation to the stockholders of the Company, and shall include the Virtusa Board recommendation in the proxy statement. The Company has agreed to use commercially reasonable efforts to solicit from the stockholders proxies in favor of adopting the merger agreement and to take all other action reasonably necessary or advisable to secure the requisite stockholder approval.
Financing Cooperation
The Company will use its reasonable best efforts, and will cause each of its subsidiaries to use their respective reasonable best efforts, to provide Parent and the merger subsidiary with all cooperation reasonably requested by Parent or the merger subsidiary to assist them in arranging the debt financing, including:
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assist with the preparation of Offering Documents (as defined in the merger agreement);

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furnish to Parent as promptly as reasonably practicable with the required information and all other available pertinent financial information relating to the Company and its subsidiaries (including their businesses, operations, financial projections and prospects) as may be reasonably requested by Parent to assist in preparation of the Offering Documents;

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having the Company designate members of senior management of the Company to execute customary authorization letters with respect to the Offering Documents and upon reasonable written notice, participate in a reasonable number of meetings and presentations to or with prospective lenders, due diligence sessions (including requesting accountants to participate in such due diligence sessions), drafting sessions and sessions with ratings agencies in connection with the debt financing, including direct contact between appropriate members of senior management of the Company and its subsidiaries and Parent’s debt financing sources and other potential lenders in the debt financing (all such meetings, presentations or sessions may be teleconferences in lieu of such meetings);

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requesting the Company’s independent auditors to cooperate with Parent’s reasonable best efforts to obtain customary accountant’s comfort letters (including “negative assurance”) and consents from the Company’s independent auditors;

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reasonably assist Parent in obtaining any corporate and family ratings from any ratings agencies contemplated by the debt commitment letters;

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assist in the preparation, registration or execution of, definitive financing documents, including guarantee and collateral documents, customary closing certificates (including a certificate of an appropriate officer of the Company with respect to solvency of the Company and its subsidiaries to the extent required by, or necessary to satisfy conditions precedent under, the debt commitment letters), instruments, filings, security agreements and other documents as may be reasonably requested by Parent and other matters ancillary to, or required in connection with the debt financing to the extent required on the closing date of the merger by the terms of the debt commitment letter (but in no event will Company be required to execute documents or arrangements that would be effective prior to closing of the merger);
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assist with requesting from the Company’s existing lenders the Payoff Letter (as defined in the merger agreement); and

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furnish to Parent at least four business days prior to the closing date of the merger to the extent reasonably requested by Parent within 10 business days prior to the closing date of the merger (A) all documentation and other information about the Company and its Subsidiaries customarily required by Governmental Entities with respect to the debt financing under applicable “know your customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended) and (B) if the Company qualifies as a “legal entity customer” under 31 C.F.R. §1010.230 (referred to as the “beneficial ownership regulation”), a certification regarding individual beneficial ownership solely to the extent required by the beneficial ownership regulation in relation to the Company.

Marketing Period
Under the merger agreement, the Company is required to allow Parent a period of 17 consecutive business days to market the debt financing, provided that for purposes of the marketing period, November 26, 2020 and November 27, 2020 will not constitute a business day, if the marketing period has not ended on or prior to December 18, 2020, then the marketing period cannot commence earlier than January 4, 2021, and if the marketing period has not ended on or prior to August 20, 2021, then the marketing period cannot commence earlier than September 7, 2021. This marketing period is a period commencing upon the latest to occur of (i) the date that the quarterly financial statements for the fiscal quarter ended September 30, 2020 are received, (ii) the first day of the CFIUS review period, (iii) the date on which this proxy statement is mailed to the Company’s stockholders and (iv) November 9, 2020. Throughout that period, Parent shall have the Required Information (as defined in the merger agreement) and such Required Information shall be Compliant (as defined in the merger agreement).
Indemnification of Directors and Officers and Insurance
Under the merger agreement, until the sixth anniversary of the effective time of the merger (provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any claim asserted or made within such period shall continue until the final disposition of such claim), Parent has agreed to cause the surviving corporation to (i) indemnify and hold harmless each individual who at the effective time of the merger is, or at any time prior to the effective time of the merger was, a director or officer of the Company or of a subsidiary of the Company (who are each referred to as an “indemnified party”) for any and all costs and expenses (including reasonable fees and expenses of legal counsel, which will be advanced as they are incurred, on a current basis but no later than 30 days after a written request by the indemnified party to Parent or the Company for such advancement; provided that the indemnified party will have made an undertaking to repay such expenses if it is ultimately determined that such indemnified party was not entitled to indemnification under the merger agreement, such undertaking to be unsecured and made without reference to the indemnified party’s ability to repay such advancements or ultimate entitlement to indemnification, judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or reasonably incurred by such indemnified party in connection with or arising out of any legal proceeding (whether civil or criminal) in which such indemnified party may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness) (referred to as an “indemnified party proceeding”) (A) by reason of such indemnified party’s being or having been such director or officer of the Company or any of its subsidiaries or otherwise in connection with any action taken or not taken at the request of the Company or any of its subsidiaries or (B) arising out of such indemnified party’s service in connection with any other corporation or organization for which he or she serves or has served as a director, officer, employee, agent, trustee or fiduciary at the request of the Company (including in any capacity with respect to any employee benefit plan) in each of (A) or (B), whether or not the indemnified party continues in such position at the time that the indemnified party proceeding is brought or threatened and at, or at any time prior to, the effective time of the merger (including any indemnified party proceeding relating in whole or in part to the merger or transactions contemplated by the merger agreement or relating to the enforcement of this provision or any other indemnification or advancement right of any indemnified party), to the fullest extent permitted under applicable law, and (ii) fulfill and honor in all respects the obligations of the Company pursuant to: (x) each indemnification agreement in effect as of the date hereof between the Company and any indemnified party; and (y) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the Company’s certificate of incorporation or bylaws as in effect on the date hereof. With respect to any determination of whether any indemnified party is entitled to indemnification by Parent or the Company under the merger agreement, such indemnified party will have the right, as contemplated by the DGCL, to require that such determination be promptly made by special, independent legal counsel selected by the indemnified party, the fees and expenses of such legal counsel to be borne by Parent or the Company. Parent will pay all expenses, including reasonable fees and expenses of legal counsel, that may be incurred by indemnified parties in connection with their enforcement of their rights provided under the merger agreement, including the advancement of such fees or expenses, which shall be advanced as they are incurred on a current basis but no later than 30 days after a written request by the indemnified party to Parent for such advancement upon receipt by Parent of an undertaking by or on behalf of the indemnified party to repay such amount if it will be determined that such indemnified party is not entitled to be indemnified under the merger agreement (such undertaking to be unsecured and made without reference to the Indemnified Party’s ability to repay such advancements or ultimate entitlement to indemnification). If an indemnified party commences a suit alleging that Parent or the Company failed to comply with its obligations under the merger agreement, Parent will pay such indemnified party’s costs and expenses (including reasonable attorney’s fees and expenses which, with respect to an indemnified party, will be advanced as they are incurred, on a current basis but no later than thirty (30) days after a written request by the indemnified party to Parent for such advancement upon receipt by Parent of an undertaking by or on behalf of the Indemnified Party to repay such amount if it shall be determined that such Indemnified Party is not entitled to be indemnified under the merger agreement) in connection with such suit, together with interest thereon at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding).
From the effective time of the merger until the sixth anniversary of the effective time of the merger, Parent has also agreed to cause the surviving corporation to maintain officers’ and directors’ liability insurance (which is referred to as “D&O insurance”) with respect to claims arising from acts, errors or omissions that occurred at or prior to the effective time of the merger, including in respect of the transactions contemplated by the merger agreement, covering each such person currently covered by the Company’s D&O insurance policies on terms with respect to coverage and amount no less favorable than those of such policies in effect on the date of the merger agreement; provided, however, that neither Parent nor the Company will be obligated to pay an aggregate amount for such insurance policies in excess of 300% of the amount per annum the Company paid in its last full fiscal year prior to the date of the merger agreement (referred to as the “current premium”) and if such aggregate amount for such insurance policies would at any time exceed 300% of the current premium, then the Company will cause to be maintained policies of insurance that, in the Company’s good faith judgment, provide the maximum coverage available at an aggregate amount for such insurance policies equal to 300% of the current premium. The provisions of the immediately preceding sentence will be deemed to have been satisfied if prepaid “tail” or “runoff” policies have been obtained by the Company (and Parent hereby consents to the Company obtaining such policies) prior to the effective time of the merger, which policies provide such persons currently covered by such policies with coverage for an aggregate period of six years with respect to claims arising from acts, errors or omissions that occurred at or prior to the effective time of the merger, including in respect of the transactions contemplated; provided, however, that the amount paid for such prepaid policies does not exceed 300% of the current premium. If such prepaid policies have been obtained prior to the effective time of the merger, the merger subsidiary will (and Parent will cause the merger subsidiary to) maintain such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

Employee Benefits Matters
The merger agreement provides that, for a period of not less than 12 months after the effective time of the merger, Parent will, or will cause the surviving corporation and its subsidiaries to, provide the employees of the Company and its subsidiaries as of immediately prior to the closing of the merger who remain in the employment of the surviving corporation and its subsidiaries or who become employees of Parent or one of its subsidiaries (referred to as the “continuing employees”) with (i) (A) base salary or base hourly wage rate (as applicable) and (B) any target cash incentive compensation opportunity (including bonuses and commissions, but excluding long-term incentive, equity or equity-based, change in control, retention or similar compensation or benefits), in each case in an amount at least equal to the level that was provided to each such continuing employee immediately prior to the closing of the merger and (ii) employee benefits (other than any defined benefits, long-term incentive, equity or equity-based, change in control, retention or similar compensation or benefits) on substantially similar terms in the aggregate to those provided to each such continuing employee immediately prior to the closing date of the merger.
The merger agreement expressly provides that neither the foregoing employee benefits covenants nor any other provision in the merger agreement require Parent or the surviving corporation and its subsidiaries to guarantee or continue the employment of any specific person for any period of time, preclude the ability of Parent, the surviving corporation or any of their subsidiaries to terminate the employment of any continuing employee or any other person for any reason, prohibit or limit the ability of Parent or the surviving corporation and its subsidiaries to amend, modify or terminate any plans, programs, policies, arrangements, agreements or understandings sponsored by Parent, the Company or the surviving corporation and any of its subsidiaries or amend any such plan, program, policy, arrangement, agreement or understanding for any purpose, confer any third party beneficiary rights or other rights or remedies of any kind in favor of any person or will be treated as an amendment of, or undertaking to amend, any benefit plan sponsored by the Company, among other things.
Other Agreements
The merger agreement contains additional agreements between the Company, on the one hand, and Parent and the merger subsidiary, on the other hand, relating to, among other things:
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the equity and debt financings pursuant to the equity and debt commitment letters, debt financing cooperation and repayment and discharge of the Company’s indebtedness by Parent promptly following the effective time of the merger;

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Parent and the merger subsidiary’s access to Company information;

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notification of certain matters;

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consultations regarding public statements and disclosure; and

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litigation relating to the transactions contemplated by the merger agreement.

Conditions of the Merger
The obligations of the Company, Parent and the merger subsidiary to consummate the merger are subject to the satisfaction or waiver of various conditions on or prior to the effective time of the merger, including the following:
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adoption of the merger agreement by the Company’s stockholders;

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expiration or early termination of any applicable waiting period under the HSR Act, obtaining or making any consents, approvals or filings under any foreign antitrust laws, the absence of which would prohibit the consummation of the merger, and receipt of all clearances, approvals and or authorizations required by foreign antitrust laws including approval from Australia’s Foreign Investment Review Advisory Board;

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the absence of any legal or regulatory restraints enjoining or otherwise prohibiting or making illegal the consummation of the merger; and

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the obtaining of CFIUS approval.

Parent and the merger subsidiary’s obligations to consummate the merger are subject to the satisfaction or waiver of the following additional conditions:
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the representations and warranties made by the Company relating to organization, good standing, corporate power, enforceability, certain aspects of the Company’s capitalization and capital structure, brokers, shareholder vote and the absence of any Company material adverse effect being true and correct in all but de minimis respects as of the date on which the closing occurs as if made on and as of such date;

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the other representations and warranties made by the Company in the merger agreement being true and correct as of the date on which the closing occurs as if made on and as of such date, except for such failures to be true and correct that would not have a Company material adverse effect;

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the Company’s performance and compliance in all material respects with all covenants, obligations and agreements required to be performed or complied with by the Company in accordance with the merger agreement;

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receipt by Parent and the merger subsidiary of a certificate signed by an executive officer of the Company certifying to the satisfaction of the two conditions mentioned immediately above;

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the absence of a Company material adverse effect having occurred after the date of the merger agreement that is continuing as of the effective time of the merger;

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delivery of the Payoff Letter (as defined in the merger agreement) by the Company to the Parent; and

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the conversion of all issued and outstanding shares of Virtusa Series A preferred stock into shares of Virtusa common stock immediately prior to the consummation of the merger.

The Company’s obligations to consummate the merger are subject to the satisfaction or waiver of the following additional conditions:
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the representations and warranties made by Parent and the merger subsidiary set forth in the merger agreement that are qualified as to materiality being true and correct and those not so qualified being true and correct in all material respects, as of the date of the merger agreement and on the closing date of the merger agreement as though made on the closing date of the merger agreement, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

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Parent’s and the merger subsidiary’s performance and compliance in all material respects with all covenants, obligations and agreements required to be performed or complied with by Parent and the merger subsidiary in accordance with the merger agreement; and

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receipt by the Company of a certificate signed by a duly authorized officer of each of Parent and the merger subsidiary certifying to the satisfaction of the two conditions mentioned immediately above.

The merger agreement does not contain any financing-related closing condition. Parent and the merger subsidiary each acknowledge and agree that obtaining the debt financing is not a condition to the closing.
The Company, Parent and the merger subsidiary can provide no assurance that all of the conditions precedent to the merger will be satisfied or waived by the party permitted to do so.
Termination
The merger agreement may be terminated at any time prior to the effective time of the merger in the following circumstances:
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by mutual written consent of Parent, the merger subsidiary and the Company at any time prior to the effective time of the merger;

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by either Parent or the Company if:

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the merger is not consummated on or before the day that is nine months after the date of the merger agreement (and if such day shall not be a business day, then the next following business day) (referred to as the “outside date”); provided, however, that no party shall be permitted to terminate the merger agreement on this basis if such party’s failure to fulfill any of its obligations under the merger agreement shall have been the primary reason that the closing shall not have occurred on or before the outside date; provided further, that if the antitrust and competition approvals or CFIUS approval closing conditions have not been satisfied by the outside date, then the outside date shall automatically extend by one three-month period (the outside date may not be extended in this manner more than once), it being understood that in no event shall the outside date be so extended to a date that is later than 12 months following the date of the merger agreement (an “outside date termination”);
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if any legal restraint that has the effect of preventing the consummation of the merger shall have become final and nonappealable; provided, however, that to the right to terminate the merger agreement on this basis is not be available to any party (or any affiliate of such party) whose breach of any representation, warranty, covenant or agreement set forth in the merger agreement has been the primary cause of, or resulted in, the issuance, promulgation, enforcement or entry of any such legal restraint; or

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if, upon a vote at a duly held meeting to obtain the requisite approval of the Company’s stockholders, the Company’s stockholders fail to adopt the merger agreement (referred to as a “stockholder vote termination”);

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by Parent if:

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the Company breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement or any agreement contemplated by the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the closing conditions and (ii) cannot be or has not been cured within 20 business days (or, if earlier, the outside date) after the giving of written notice to the Company of such breach (provided that Parent is not then in material breach of any representation, warranty or covenant contained in the merger agreement or any agreement contemplated by the merger agreement) (referred to as a “Company breach termination”); or

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(i) an adverse recommendation change has occurred; or (ii) the Company shall have breached in any material respect the no-shop provisions in the merger agreement (referred to as a “recommendation change termination”); and

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by the Company if:

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Parent breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement or any agreement contemplated by the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the closing conditions and (ii) cannot be or has not been cured within 20 business days (or, if earlier, the outside date) after the giving of written notice to Parent of such breach (provided that the Company is not then in material breach of any representation, warranty or covenant in the merger agreement or any agreement contemplated by the merger agreement) (referred to as a “Parent breach termination”);

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prior to the receipt of the requisite stockholder approval for the adoption of the merger agreement, the Company receives a superior proposal and determines in response to such superior proposal to terminate the merger agreement in order to enter into a definitive agreement providing for such superior proposal, provided; however, that the Company shall have prior to or concurrently with such termination paid to Parent the Company termination fee (summarized below) (referred to as a “superior proposal termination”); or

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(i) all of the mutual closing conditions or conditions to the obligations of Parent and the merger subsidiary to effect the merger have been and remain satisfied or waived (by the party entitled to the benefit of such condition) (other than delivery of items to be delivered at the closing and other than satisfaction of those conditions that by their nature are to be satisfied by actions taken at the closing, which deliveries and conditions are capable at the time of termination of being satisfied if the closing were to occur at such time), (ii) Parent and the merger subsidiary fail to consummate the merger on the date on which the closing should have occurred pursuant to the merger agreement (referred to as the “scheduled closing date”), (iii) the Company has, on or after the scheduled closing date, notified Parent in writing at least three business days prior to termination that (A) Parent and the merger subsidiary failed to consummate the merger on the scheduled closing date, (B) during such three business day period, the Company stands ready and willing to consummate the transactions contemplated by the merger agreement and (C) the mutual closing conditions or conditions to the obligations of Parent and the merger subsidiary to effect the merger have been satisfied or waived (by the party entitled to the benefit of such condition) (other than delivery of items to be delivered at the closing and other than satisfaction of those conditions that by their nature are to be satisfied by actions taken at the closing, which deliveries and conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time) and will remain satisfied or waived throughout such three business day period, and (iv) Parent and Sub fail to consummate the transactions contemplated by this Agreement within three business days following the delivery of such notice specified in the immediately preceding clause (iii) (for the avoidance of doubt, it being understood that during such period of three business days following delivery of such notice, Parent shall not be entitled to terminate the merger agreement pursuant to the outside date termination) (referred to as a “closing failure termination”).
Effect of Termination
If the merger agreement is terminated by Parent or the Company, the merger agreement will terminate, become void and have no further force and effect, without any liability or obligation on the part of Parent, the merger subsidiary or the Company, except that each of the following provisions of the merger agreement will survive the termination of the merger agreement in accordance with their respective terms: the parties’ cooperation in amending and supplementing this proxy statement, the parties’ confidentiality covenants, expenses, reimbursement and indemnification covenants; the provisions regarding the effect of termination and payment of termination fees and expenses; and the general provisions contained in Article IX of the merger agreement.
Termination Fees and Expenses
The Company is required to pay or cause to be paid to Parent a “Company termination fee” of $54,330,000 if the merger agreement is terminated in the following circumstances:
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Parent terminates the merger agreement pursuant to the recommendation change termination;

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The Company terminates the merger agreement pursuant to the superior proposal termination; or

•
An acquisition proposal has been made to the Company or to the stockholders of the Company generally or shall have otherwise become publicly known or any person shall have publicly announced an intention (whether or not condition and whether or not withdrawn) to make an acquisition proposal and thereafter (A) the merger agreement is terminated pursuant to the outside date termination, the stockholder vote termination or the Company breach termination and (B) within 12 months of such termination the Company or any of its subsidiaries enters into an acquisition agreement with respect to any acquisition proposal or any acquisition proposal is consummated (solely for purposes of this provision, the term acquisition proposal means an acquisition proposal, except that all references to 15% are instead deemed references to 50%).

The Company termination fee shall be paid on the date of termination of the merger agreement, except in the case of a superior proposal termination, in which case, payment of the Company termination fee shall be made on the date of execution of such definitive agreement or, if earlier, consummation of such transactions or the making of such recommendation.
If the merger agreement is terminated by either Parent to the Company pursuant to the stockholder vote termination, or by Parent pursuant to the Company breach termination, then the Company must pay Parent, upon demand by Parent, the expenses (as defined in the merger agreement) incurred by Parent, up to $3,500,000 in the aggregate.

In addition, if the merger agreement is terminated by the Company pursuant to a Parent breach termination (with respect to a breach or failure to perform by Parent that is the primary reason for the failure of the closing to be consummated), or closing failure termination, Parent will promptly (and in any event within two business days of the termination) pay or cause to be paid to the Company a Parent termination fee of $108,660,000.
The parties have agreed that, if the merger agreement is terminated in circumstances requiring the payment of either the Company termination fee or the Parent termination fee, and if such fee is paid to the party entitled to receive such fee, then the receipt of such fee will be that party’s sole and exclusive remedy (except that the parties will remain obligated with respect to certain expense and/or reimbursement obligations provided for in the merger agreement subject to the Parent liability limitation and the Company liability limitation).
Liability Limitation
Notwithstanding anything to the contrary in the merger agreement, in no event will Parent or the Parent Related Parties (as defined in the merger agreement) be subject to (nor may any Company Related Party (as defined in the merger agreement) seek to recover) monetary damages other than the Parent termination fee to the extent that it is payable in the event of a Company breach termination (with respect to a breach or failure to perform by Parent that is the primary reason for the failure of the Closing to be consummated) or closing failure termination, or monetary damages pursuant to the merger agreement, together with any Collection Costs and any Financing Expenses (each as defined in the merger agreement), in each case pursuant to the limited guarantees, any losses and damages in respect of the merger agreement (or the termination thereof) or the transactions contemplated by the merger agreement and the other agreements contemplated thereby (or the failure of such transactions to occur for any reason or for no reason) or any breach or threatened or alleged breach of (whether willful, intentional, unilateral or otherwise), or failure or threatened or alleged failure to perform under, any covenant or agreement or otherwise in respect of the merger agreement or any oral representation made or alleged to be made in connection therewith and none of the Parent Related Parties shall have any liability or obligation to any of the Company Related Parties relating to or arising out of the merger agreement, the limited guarantees, the commitment letters or the transactions contemplate by the merger agreement and the other agreements contemplated thereby and none of the Company, its subsidiaries nor any other Company Related Party shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with the merge agreement or the transactions contemplated thereby or by the other agreements contemplated thereby or any oral representation made or alleged to be made in connection herewith. In no event will the Company be entitled to receive both the Parent termination fee and monetary damages pursuant to the merger agreement.
Amendment; Extension and Waiver
Prior to the stockholder approval, the merger agreement may be amended by the parties at any time by an instrument in writing signed by the parties to the merger agreement, except that, following the adoption of the merger agreement by the Company’s stockholders, the merger agreement may not be amended in any manner which by law requires further approval by the Company’s stockholders without further approval by such stockholders. However, the provisions relating to amendment, third-party beneficiaries, governing law and enforcement may not be amended in any manner that is adverse to a debt financing source (as defined in the merger agreement) without prior written consent of such debt financing source. At any time before the effective time of the merger, any party may (a) extend the time for the performance of any of the obligations or other acts of the other parties to the merger agreement, (b) waive any inaccuracies in the representations and warranties made to such party in the merger agreement or in any document delivered pursuant to the merger agreement and (c) subject to the provisos in the sentence above, waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement. Any agreement on the part of a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to the merger agreement to assert any of its rights under the merger agreement or otherwise shall not constitute a waiver of such rights.

Specific Performance
The parties to the merger agreement agreed that they will be entitled to an injunction, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement, this being in addition to any other remedy to which they are entitled at law or in equity. While each of the Company and Parent may pursue both a grant of specific performance or other equitable relief under the merger agreement and, following termination of the merger agreement, the payment of monetary damage or the Company termination fee or the Parent termination fee, as applicable, under no circumstances will the Company or Parent be entitled to receive both (i) a grant of specific performance or other equitable relief that results in the equity financing being funded or the closing of the merger occurring and (ii) monetary damages or the payment of the Company termination fee or the Parent termination fee, as applicable, in connection with the merger agreement or any termination of the merger agreement.
Governing Law
The merger agreement is governed by and construed in accordance with the laws of the State of Delaware.

AGREEMENTS RELATED TO THE MERGER
Voting Agreement
In connection with the execution of the merger agreement, Parent entered into a voting agreement (referred to as the “voting agreement”) with The Orogen Group (referred to as “Orogen”) and the Company’s directors as of the date of the merger agreement and certain executive officers and stockholders. Orogen holds 108,000 shares of Virtusa Series A preferred stock, and its chief executive officer is Vikram Pandit, is an independent member of the Virtusa Board. Orogen entered into the voting agreement under which it has agreed to vote all of Orogen’s Virtusa Series A preferred stock in favor of the Merger. Orogen’s shares of Virtusa Series A preferred stock are convertible into approximately 3,000,000 shares of Virtusa common stock, as well as 31,912 shares of Virtusa common stock pursuant to a make-whole fundamental change payment as defined in the certificate of designations of the Series A preferred stock, which 31,912 shares of Virtusa common stock will not be issued or outstanding until conversion of the Virtusa Series A preferred stock and therefore are not eligible to vote at the special meeting, and represent approximately 9% of the voting power of the Company after giving effect to the conversion of the Virtusa Series A preferred stock. The Company’s directors and executive officers that entered into the voting agreement hold an additional approximate 5.3% of the voting power of the Company.
The voting agreement provides that, among other things, each of the stockholders has agreed to appear or cause its shares of Virtusa capital stock to be counted at present at any meeting of the stockholders of the Company called to adopt and approve of the merger agreement and to vote or cause to be voted, all of the shares of Virtusa capital stock beneficially owned by such stockholder (including by written consent if applicable) (i) in favor of the merger proposal, (ii) against (A) any merger agreement or merger (other than the merger agreement being voted on pursuant to the merger proposal), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (B) any acquisition proposal, (C) any election of directors of the Company (other than the election of directors proposed by the Company as part of “management’s slate” or any other matters proposed by a third party in a proxy solicitation, and (D) any amendment of the Company’s certificate of incorporation or by-laws or other proposal or transaction involving the Company or any subsidiary of the Company, which amendment or other proposal or transaction would be reasonably likely to in any manner impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the merger agreement or any other agreement contemplated by the merger agreement, the merger, or any other transaction contemplated by the merger agreement or change in any manner the voting rights of any class of any Virtusa capital stock. In addition, the voting agreement provides that each of the holders of the Virtusa Series A preferred stock that are party to the voting agreement has agreed to submit all of its shares of Virtusa Series A preferred stock for conversion into shares of Virtusa common stock in accordance with the Certificate of Powers, Designations, Preferences and Rights of such Virtusa Series A preferred stock, with such conversion to only become effective immediately prior to the effective time of the merger in connection with the consummation of the merger.
Each stockholder party to the voting agreement also agreed not to (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “transfer”), or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the transfer of, any shares of Virtusa capital stock beneficially owned by such stockholder to any person other than pursuant to the merger, (ii) grant any proxies (other than as set forth in the voting agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise (including pursuant to any loan of any shares of Virtusa capital stock beneficially owned by such stockholder), or enter into any other agreement, with respect to any such shares of Virtusa capital stock, (iii) take any action that would make any representation or warranty of such stockholder in the voting agreement untrue or incorrect or have the effect of preventing or disabling such stockholder from performing its obligations under the voting agreement, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any contract that would reasonably be expected to make any of the representations or warranties contained in the voting agreement untrue or incorrect or would have the effect of preventing or delaying such stockholder from performing any of its obligations under the voting agreement, in each case, except as otherwise provided in the voting agreement. The stockholders party to the voting agreement also agreed to waive their appraisal rights in connection with the merger and not to, and to cause their representatives not to, directly or indirectly, solicit, initiate or encourage the submission of any alternative acquisition proposals, or take any other action to facilitate any inquiries or the making of any proposals that constitute, or may reasonably be expected to lead to, any alternative acquisition proposals, enter into any acquisition agreement with respect to any alternative acquisition proposals or enter into, participate in or continue any discussions with respect to, or otherwise cooperate in any way with or facilitate or enable any alternative acquisition proposal.
The voting agreement will terminate upon the earlier of the consummation of the merger, the termination of the merger agreement in accordance with its terms or the mutual written consent of the parties. A stockholder party to the voting agreement may terminate the voting agreement upon the entry by Parent without the prior written consent of the stockholder into any amendment, waiver or modification of the merger agreement that results in (i) a change in the form of consideration to be paid thereunder or (ii) a decrease in the merger consideration.
As of September 9, 2020, stockholders owning in the aggregate approximately 14.3% of the outstanding shares of Virtusa common stock (after giving effect to the conversion of the Virtusa Series A preferred stock) have entered into the voting agreement. The Virtusa stockholders that entered into the voting agreement are Izhar Armony, Kris Canekeratne, Tushara Canekeratne, Kris Canekeratne Irrevocable Trust, Tushara Canekeratne Irrevocable Trust, Kavan A. Canekeratne IDI Trust, Shane A. Canekeratne IDI Trust, Samir Dhir, Joseph G. Doody, Thomas R. Holler, Deborah C. Hopkins, Ranjan Kalia, Anuranjan K. Kalia Trust, Keith Modder, Rowland T. Moriarty, Rubex LLC, Movex LLC, Moriarty Family Charitable Foundation, Charles Moriarty Trust, Sundar Narayanan, Barry R. Nearhos, Abidali Neemuchwala, William K. O’Brien, Vikram S. Pandit, Orogen Viper LLC and Al-Noor Ramji.
A copy of the form of voting agreement is attached as Annex D to the proxy statement. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety.
NMV Voting Agreement
Pursuant to the settlement agreement, NMV and certain affiliated entities (the foregoing, collectively with each of their respective affiliates, referred to as the “Investor Group”) entered into a voting agreement with the Company (referred to as the “NMV voting agreement”). The Investor Group economically owns approximately 10.8% of the outstanding shares of Virtusa common stock.
The NMV voting agreement provides that, among other things, each member of the Investor Group has agreed to appear or cause its shares of Virtusa capital stock to be counted at present at any meeting of the stockholders of the Company called to adopt and approve of the merger agreement and to vote or cause to be voted, all of the shares of Virtusa capital stock beneficially owned by such stockholder (including by written consent if applicable) (i) in favor of the merger proposal, (ii) against (A) any merger agreement or merger (other than the merger agreement being voted on pursuant to the merger proposal), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (B) any acquisition proposal, (C) any election of directors of the Company (other than the election of directors proposed by the Company as part of “management’s slate” or any other matters proposed by a third party in a proxy solicitation, and (D) any amendment of the Company’s certificate of incorporation or by-laws or other proposal or transaction involving the Company or any subsidiary of the Company, which amendment or other proposal or transaction would be reasonably likely to in any manner impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the merger agreement or any other agreement contemplated by the merger agreement, the merger, or any other transaction contemplated by the merger agreement or the other agreements contemplated by the merger agreement or change in any manner the voting rights of any class of any Virtusa capital stock. As a result, the Investor Group will vote in favor of the merger proposal.
Each member of the Investor Group party to the NMV voting agreement also agreed not to (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in

(collectively, “transfer”), or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the transfer of, any shares of Virtusa capital stock beneficially owned by such stockholder to any person other than pursuant to the merger, (ii) grant any proxies (other than as set forth in the NMV voting agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise (including pursuant to any loan of any shares of Virtusa capital stock beneficially owned by such stockholder), or enter into any other agreement, with respect to any such shares of Virtusa capital stock, (iii) take any action that would make any representation or warranty of such member of the Investor Group in the NMV voting agreement untrue or incorrect or have the effect of preventing or disabling such member of the Investor Group from performing its obligations under the NMV voting agreement, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any contract that would reasonably be expected to make any of the representations or warranties contained in the NMV voting agreement untrue or incorrect or would have the effect of preventing or delaying such stockholder from performing any of its obligations under the NMV voting agreement, in each case, except as otherwise provided in the NMV voting agreement. The members of the Investor Group party to the NMV voting agreement also agreed to waive their appraisal rights in connection with the merger and not to, and to cause their representatives not to, directly or indirectly, solicit, initiate or encourage the submission of any alternative acquisition proposals, or take any other action to facilitate any inquiries or the making of any proposals that constitute, or may reasonably be expected to lead to, any alternative acquisition proposals, enter into any acquisition agreement with respect to any alternative acquisition proposals or enter into, participate in or continue any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with or facilitate or enable any alternative acquisition proposal; provided that, after the earlier to occur of (I) November 2, 2020 and (II) the record date for the special meeting (such earlier date, referred to as the “trigger date”), the members of the Investor Group may make (1) transfers of the Virtusa capital stock beneficially owned by such stockholder as of the date of this Agreement or acquired in open market sale transactions where the identity of the ultimate purchaser is not known to such member of the Investor Group or (2) if the member of the Investor Group is a partnership or limited liability company or other form of investment fund, a distribution to one or more partners or members or other owners of such member of the Investor Group, provided that in each such case of (1) and (2) above, either (x) such member of the Investor Group retains voting rights over such shares of Virtusa capital stock beneficially owned by such stockholder by virtue of being the owner thereof as of the record date and such member of the Investor Group remains bound by the NMV voting agreement, but such member of the Investor Group will be deemed to have satisfied this clause (x) if, as of the date of any transfer or distribution of the shares of Virtusa capital stock beneficially owned by such stockholder effected after the trigger date, a record date for the special meeting has not been established or if a new record date is established subsequent to any such transfer or distribution that is on a date that is after the date of such transfer or distribution or (y) votes such shares of Virtusa capital stock beneficially owned by such stockholder to be transferred or distributed in favor of the merger proposal if a proxy card and definitive proxy statement is made available to such member of the Investor Group prior to such sale or distribution and the irrevocable proxy set forth in the NMV voting agreement over such shares of Virtusa capital stock beneficially owned by such stockholder remains in full force and effect following such sale or distribution so long as the record date for the special meeting is not changed after the date of such sale or distribution (it being agreed that if a proxy card and definitive proxy statement is not made available to such member of the Investor Group prior to such sale or distribution, then such stockholder shall instead comply with the obligations set forth in the prior clause (x).
The members of the Investor Group that entered into the NMV voting agreement are NMV, New Mountain Vantage LO, L.P., New Mountain Vantage Focus, L.P., New Mountain Vantage (California) II, L.P., New Mountain Vantage, L.P., New Mountain Vantage Co-Invest II, L.P. and New Mountain Vantage GP, L.L.C.
A copy of the NMV voting agreement is attached as Annex E to the proxy statement. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth certain information regarding the beneficial ownership of our common stock as of September 28, 2020 by (i) each person or entity known to us who beneficially owns more than five percent of the outstanding common stock, (ii) named executive officers and directors, and (iii) all our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. The percentages in the table below are based on 33,304,867 shares of Virtusa common stock outstanding as of September 28, 2020 (including 3,000,000 shares of Virtusa common stock issuable upon conversion of 108,000 shares of Virtusa Series A preferred stock), unless otherwise indicated in the footnotes in the table. Unless otherwise stated, each of the persons named in the table has sole or shared voting and investment power with respect to the securities beneficially owned. For purposes of the table below, we deem shares of Virtusa common stock subject to options that are currently exercisable or exercisable within 60 days of September 28, 2020 and restricted stock units that vest within 60 days of September 28, 2020 to be outstanding and to be beneficially owned by the person holding the options or restricted stock units for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the address of each person listed on the table is c/o Virtusa Corporation, 132 Turnpike Road, Suite 300, Southborough, Massachusetts 01772.
Name and Address of Owner	Number of Common Shares Beneficially Owned(1)	Percentage of Class Beneficially Owned(2)	Number of Shares of Series A Convertible Preferred Stock Beneficially Owned	Percentage of Class Beneficially Owned(2)(3)
Five Percent Stockholders:
Austin HoldCo Inc.(4)	4,907,925	14.74%	108,000	100.00%
BlackRock, Inc.(5)	4,465,979	13.41%	—	*
Orogen Viper LLC(6)	3,000,000	9.01%	108,000	100.00%
New Mountain Vantage Advisers, L.L.C.(7)	2,979,665	8.95%	—	*
The Vanguard Group(8)	2,529,854	7.60%	—	*
Named Executive Officers and Directors
Kris Canekeratne(9)	693,796	2.08%	—	*
Ranjan Kalia(10)	123,498	*	—	*
Samir Dhir(11)	84,933	*	—	*
Thomas R. Holler(12)	40,630	*	—	*
Keith Modder(13)	204,650	*	—	*
Izhar Armony(14)	36,942	*	—	*
Rowland T. Moriarty(15)	459,601	1.38%	—	*
William K. O’Brien(16)	35,767	*	—	*
Al-Noor Ramji(17)	38,596	*	—	*
Barry R. Nearhos(18).	14,049	*	—	*
Joseph G. Doody(19)	15,046	*	—	*
Vikram S. Pandit(20)	3,008,650	9.03%	108,000	100%
Deborah C. Hopkins(21)	3,416	*	—	*
Abidali Neemuchwala(22)	365	*	—	*
All executive officers and directors as a group (fifteen persons)(23)	4,820,399	14.45%	108,000	100%

*
Represents less than 1% of the outstanding common stock.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to our knowledge, all persons listed above have sole voting and investment power with respect to their shares of Virtusa common stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of shares of Virtusa common stock deemed outstanding for a person or group includes shares issuable pursuant to options held by such person or group that are currently exercisable or may be exercised within 60 days of September 28, 2020 or shares issuable upon conversion of the Virtusa Series A preferred stock, if applicable.
(2)
Applicable percentage of beneficial ownership for a person as of September 28, 2020 is based upon 33,304,867 shares outstanding at September 28, 2020 (including 3,000,000 shares of Virtusa common stock issuable upon conversion of the Virtusa Series A preferred stock), and those shares issuable pursuant to options held by such person or group that are currently exercisable or may be exercised within 60 days of September 28, 2020. We did not deem these shares issuable upon exercise of options outstanding, however, for the purpose of computing the percentage ownership of any other person.

(3)
Applicable percentage of beneficial ownership is based on 108,000 shares of Virtusa Series A preferred stock outstanding as of September 28, 2020.

(4)
Information herein is based on Schedule 13D filed with the SEC on September 18, 2020. Parent is party to the voting agreement with certain Virtusa stockholders whereby such Virtusa stockholders have agreed to vote their shares of Virtusa common stock and Virtusa Series A preferred stock in favor of the merger proposal and as a result of which, Parent may be deemed to have shared voting power with respect to (and therefore beneficially own) 4,754,629 shares of Virtusa common stock (inclusive of 3,000,000 shares of Virtusa common stock issuable upon conversion of 108,000 shares of Virtusa Series A preferred stock) and such beneficial ownership is expressly disclaimed by each reporting person. The Schedule 13D was filed jointly by Parent, Austin Topco, Inc. (referred to as “Austin Topco”), Austin SuperHoldCo, Inc. (referred to as “Austin Holdco”), Austin Aggregator, L.P. (referred to as “Austin Aggregator”), Namu Holdings Pte. Limited (referred to as “Namu”), Namu Holdings Parent Pte. Limited (referred to as “Namu Parent”), Baring Private Equity Asia VII Pte. Limited (referred to as “Baring Pte”), Baring Private Equity Asia Fund VII Limited (referred to as “Baring Limited”), The Baring Asia Private Equity Fund VII, L.P. (referred to as “Baring LP”), Baring Private Equity Asia GP VII, L.P. (referred to as “Baring GP LP”), Baring Private Equity Asia GP VII Limited (referred to as “Baring GP Limited”) and Jean Eric Salata. Austin Topco is controlling shareholder of Parent. Austin Holdco is controlling shareholder of Austin Topco. Austin Aggregator is controlling shareholder of Austin Holdco. Namu Parent is controlling shareholder of Namu. Immediately prior to the execution of the voting agreement, Namu directly owned 153,296 shares of Virtusa common stock. Baring Pte is controlling shareholder of Namu Parent. Baring Limited is controlling shareholder of Baring Pte. Baring LP is controlling shareholder of Baring Limited. Baring GP LP is the general partner of Austin Aggregator and Baring LP. Baring GP Limited is the general partner of Baring GP LP. Jean Eric Salata is the sole shareholder of Baring GP Ltd. Parent, Austin Topco, Austin Holdco, Austin Aggregator, Namu, Namu Parent and Baring Pte have a principal office at 50 Collyer Quay, #11-03/04 OUE Bayfront, Singapore 049321. Baring Limited has its principal office at Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands. Baring LP, Baring GP LP and Baring GP Limited have their principal office at Ugland House Grand Cayman, KY1-1104, Cayman Islands. Mr. Salata’s principal office is at 3801 Two International Finance Centre, 8 Finance Street, Central, Hong Kong. See “Agreements Related to the Merger” beginning on page  104 of this proxy statement.

(5)
Information herein is based on Schedule 13G/A filed by BlackRock, Inc. on February 4, 2020. The Schedule 13G/A provides that BlackRock, Inc. owns in the aggregate 4,465,979 shares of Virtusa common stock and that it has sole power to vote or direct the voting of 4,408,930 of such shares and to dispose or direct the disposition of 4,465,979 of such shares. BlackRock, Inc. is deemed to be the beneficial owner of the shares as a result of BlackRock, Inc. acting as a parent holding company or control person in accordance with Section 240.13d-1(b)(1)(ii)(G) of the Exchange Act. The principal address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(6)
Information herein is based on Schedule 13D/A filed by Orogen Viper LLC on May 22, 2017. The Schedule 13D provides that Orogen Viper LLC owns in the aggregate 3,000,000 shares of Virtusa common stock, issuable upon conversion of 108,000 shares of Virtusa Series A preferred stock. Orogen Viper LLC has shared voting power and shared dispositive power with respect to 3,000,000 of the shares of Virtusa common stock beneficially owned with Orogen Holdings LLC, Vikram S. Pandit,

Atairos-Orogen Holdings, LLC, Atairos Group, Inc., Atairos Partners, L.P., Atairos Partners GP, Inc., and Michael J. Angelakis. Mr. Vikram S. Pandit is Chairman and CEO of Orogen Viper LLC. The principal address of Orogen Viper LLC is One Rockefeller Plaza, Suite 2416, New York, NY 10020.
(7)
Information herein is based on Schedule 13D/A filed by New Mountain Vantage Advisors, L.L.C. on August 17, 2020. The Schedule 13D/A provides that New Mountain Vantage Advisors, L.L.C. owns in the aggregate 2,979,665 shares of Virtusa common stock and has shared voting power and shared dispositive power with respect to 2,979,665 shares beneficially owned with New Mountain Vantage GP, L.L.C and Steven B. Klinsky. New Mountain Vantage LO, L.P. is the beneficial owner of 33,749 shares, shared voting power with respect to 33,749 shares and shared dispositive power with respect to 33,749 shares. New Mountain Vantage Focus, L.P. is the beneficial owner of 144,256 shares, shared voting power with respect to 144,256 shares and shared dispositive power with respect to 144,256 shares. New Mountain Vantage (California) II, L.P. is the beneficial owner of 534,594 shares, shared voting power with respect to 534,594 shares and shared dispositive power with respect to 534,594 shares. New Mountain Vantage, L.P. is the beneficial owner of 478,923 shares, shared voting power with respect to 478,923 shares and shared dispositive power with respect to 478,923 shares. New Mountain Vantage Co-Invest II, L.P. is the beneficial owner of 1,788,143 shares, shared voting power with respect to 1,788,143 shares and shared dispositive power with respect to 1,788,143 shares. Steven B. Klinsky is the sole managing member of New Mountain Vantage GP, L.L.C. and the sole member of New Mountain Vantage Advisers, L.L.C. The principal address of New Mountain Vantage Advisors, L.L.C. is 787 Seventh Avenue, 49th Floor, New York, New York 10019.

(8)
Information herein is based on Schedule 13G/A filed by The Vanguard Group, Inc. on February 12, 2020. The Schedule 13G/A provides that The Vanguard Group Inc. owns in the aggregate 2,529,854 shares of Virtusa common stock, sole voting power with respect to 60,548 shares, shared voting power with respect to 4,482 shares, sole dispositive power with respect to 2,468,665 shares and shared dispositive power with respect to 61,189 shares. Vanguard Fiduciary Trust Company (referred to as “VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 56,707 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (referred to as “VIA”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 8,323 shares as a result of its serving as investment manager of Australian investment offerings. The Vanguard Group, Inc. is deemed to be the beneficial owner of the shares as a result of The Vanguard Group, Inc. acting as an investment adviser in accordance with Section 240.13d-1(b)(1)(ii)(E) of the Exchange Act. The principal address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(9)
Consists of 512,281 shares held directly by Mr. Canekeratne; 69,911 shares owned by Tushara Canekeratne, the spouse of Mr. Canekeratne and a former executive officer of the Company; 41,110 shares held by the Kris Canekeratne Irrevocable Trust; 41,110 shares held by the Tushara Canekeratne Irrevocable Trust; 14,692 shares held by the Kavan A. Canekeratne IDI Trust and 14,692 shares held by the Shane A. Canekeratne IDI Trust. The number of shares held by Mr. Canekeratne excludes 78,549 Virtusa PRSUs which were conditionally earned with respect to the fiscal year ended March 31, 2019, but remain subject to time-based vesting and that are not scheduled to vest within 60 days of September 28, 2020. Also excludes 113,455 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.

(10)
Consists of 31,639 shares held directly by Mr. Kalia and 91,859 held in the Anuranjan K. Kalia Trust, u/d/t dated April 12, 2018 for the benefit of Mr. Kalia who is the beneficiary and sole trustee of the Trust and has sole power to vote and dispose the shares. The number of shares held by Mr. Kalia excludes 18,604 Virtusa PRSUs which were conditionally earned with respect to the fiscal year ended March 31, 2019, but remain subject to time-based vesting and that are not scheduled to vest within 60 days of September 28, 2020. Also excludes 40,257 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.

(11)
Consists of 84,933 shares held directly by Mr. Dhir. The number of shares held by Mr. Dhir excludes 23,254 Virtusa PRSUs were conditionally earned with respect to the fiscal year ended March 31, 2019, but remain subject to time-based vesting and that are not scheduled to vest within 60 days of

September 28, 2020. Also excludes 41,816 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.
(12)
Consists of 40,630 shares held directly by Mr. Holler. The number of shares held by Mr. Holler excludes 15,037 Virtusa PRSUs which were conditionally earned with respect to the fiscal year ended March 31, 2019, but remain subject to time-based vesting and that are not scheduled to vest within 60 days of September 28, 2020. Also excludes 32,491 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.

(13)
Consists of 204,650 shares held directly by Mr. Modder. The number of shares held by Mr. Modder excludes 14,469 Virtusa PRSUs which are conditionally earned with respect to the fiscal years ended March 31, 2019, but remain subject to time-based vesting and that are not scheduled to vest within 60 days of September 28, 2020. Also excludes 35,187 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.

(14)
Consists of 16,850 shares held directly by Mr. Armony and 20,092 shares issuable to Mr. Armony upon the exercise of stock options exercisable within 60 days of September 28, 2020. Excludes 3,196 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares. Mr. Armony is a general partner of the general partner of Charles River Partnership XI, L.P. Pursuant to the terms of the Charles River Partnership XI, L.P. partnership agreement, Mr. Armony is obligated to transfer the stock options held by him, or the underlying shares or proceeds from the exercise and sale thereof, to charity.

(15)
Consists of 123,113 shares held directly by Mr. Moriarty, 234,456 shares held by Rubex LLC, a limited liability company of which Mr. Moriarty is chief investment officer; 59,195 shares held by Movex, LLC, a limited liability company of which Mr. Moriarty exerts voting and investment control; 39,500 shares held by the Moriarty Family Charitable Foundation of which Mr. Moriarty’s spouse is the trustee; 672 shares held by the Charles Moriarty Trust of which Mr. Moriarty exerts voting and investment control and 2,665 shares issuable to Mr. Moriarty upon the exercise of stock options exercisable within 60 days of September 28, 2020. Excludes 3,196 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares. Mr. Moriarty disclaims any beneficial ownership of the shares held by Rubex LLC, Movex, LLC, Charles Moriarty Trust and the Moriarty Family Charitable Foundation, except to the extent of his pecuniary interest, if any.

(16)
Includes 15,675 shares held directly by Mr. O’Brien and 20,092 shares issuable to Mr. O’Brien upon the exercise of stock options exercisable within 60 days of September 28, 2020. Excludes 3,196 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.

(17)
Includes 15,675 shares held directly by Mr. Ramji and 22,921 shares issuable to Mr. Ramji upon the exercise of stock options exercisable within 60 days of September 28, 2020. Excludes 3,196 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.

(18)
Includes 14,049 shares held directly by Mr. Nearhos. Excludes 3,196 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.

(19)
Includes 15,046 shares held directly by Mr. Doody. Excludes 3,196 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.

(20)
Includes 8,650 shares held directly by Mr. Pandit. Also includes 3,000,000 shares of Virtusa common stock issuable upon conversion of 108,000 shares of Virtusa Series A preferred stock beneficially owned by Mr. Pandit with the other members of the Orogen Group described in footnote (5) above. Mr. Pandit along with the other members of the Orogen Group that have shared voting and dispositive power can be attributed beneficial ownership of all of the shares beneficially owned by Orogen Viper LLC.

All members of the Orogen Group, including Mr. Pandit, disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. Excludes 3,196 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.
(21)
Includes 3,416 shares held directly by Ms. Hopkins. Excludes 3,490 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in Virtusa RSUs until settlement of the underlying shares.

(22)
Includes 365 shares held directly by Mr. Neemuchwala. Excludes 3,868 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantee retains no voting rights in RSUs until settlement of the underlying shares.

(23)
Includes an aggregate of 65,770 shares issuable upon exercise of stock options exercisable within 60 days of September 28, 2020 held by our six executive officers (including our EVP and CPO) and nine independent directors. The number of shares held by these executive officers and directors excludes an aggregate of 163,349 Virtusa PRSUs which were conditionally earned with respect to the fiscal year ended March 31, 2019, but remain subject to time-based vesting and that are not scheduled to vest within 60 days of September 28, 2020. Also includes 3,000,000 shares of Virtusa common stock issuable upon conversion of 108,000 shares of Virtusa Series A preferred stock beneficially owned by Mr. Pandit with the other members of the Orogen Group described in footnote (5) above. Mr. Pandit along with the other members of the Orogen Group that have shared voting and dispositive power can be attributed beneficial ownership of all of the shares beneficially owned by Orogen Viper LLC. All members of the Orogen Group, including Mr. Pandit, disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. Excludes an aggregate of 322,025 Virtusa RSUs subject to time-based vesting that are not scheduled to vest within 60 days of September 28, 2020. The grantees retain no voting rights in Virtusa RSUs until settlement of the underlying shares.

APPRAISAL RIGHTS
General
Under the DGCL, you have the right to demand appraisal and to receive payment in cash for the fair value of your shares of Virtusa common stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the Court, in lieu of the consideration you would otherwise be entitled to pursuant to the merger agreement, subject to the requirements and limitations set forth in Section 262 of the DGCL described herein. These rights are known as appraisal rights. Stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. Strict compliance with the statutory procedures is required to perfect appraisal rights under Delaware law.
This section is intended as a brief summary of the material provisions of Delaware law pertaining to appraisal rights. The following discussion, however, is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached as Annex C to this proxy statement and incorporated by reference herein. All references in Section 262 of the DGCL to “stockholder” are to the record holder of the shares of Virtusa common stock of the Company unless otherwise indicated. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation as to whether or not a Virtusa stockholder should exercise its right to seek appraisal under Section 262 of the DGCL.
Subject to certain exceptions specified in Section 262 of the DGCL and summarized below, holders of shares of Virtusa common stock who: (1) submit a written demand for appraisal of such stockholder’s shares to the Company prior to the vote on the adoption of the merger agreement; (2) do not vote in favor of the adoption of the merger agreement; (3) continuously are the record holders of such shares through the effective time; and (4) otherwise comply with the applicable procedures and requirements set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Delaware Court of Chancery and receive payment in cash of the “fair value” of such shares (as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the merger) as of the completion of the merger instead of the merger consideration. Any such Virtusa stockholder awarded “fair value” for the holder’s shares by the court would receive payment of that fair value in cash, together with interest, if any, in lieu of the right to receive the merger consideration. It is possible that any such “fair value” as determined by the Delaware Court of Chancery may be more or less than, or the same as, that which Virtusa stockholders will receive pursuant to the merger agreement.
Section 262 of the DGCL requires that stockholders as of the record date for notice of the special meeting to vote on the adoption of the merger agreement for whom appraisal rights are available be notified not less than 20 days before the special meeting. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes our notice to the Company’s stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262 of the DGCL and a copy of the applicable statutory provisions is attached as Annex C to this proxy statement.
Stockholders who wish to exercise appraisal rights or who wish to preserve the right to do so should review the following summary and Annex C carefully. Failure to comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Virtusa unless certain stock ownership conditions are satisfied by the Virtusa stockholders seeking appraisal. Because of the complexity of the procedures for exercising the right to seek appraisal, stockholders who wish to exercise appraisal rights are urged to consult with their own legal and financial advisors in connection with compliance under Section 262 of the DGCL. A Virtusa stockholder who loses his, her or its appraisal rights will be entitled to receive the per share price pursuant to the merger agreement without interest.
How to Exercise and Perfect Your Appraisal Rights
If you are a Virtusa stockholder and wish to exercise the right to seek an appraisal of your shares of Virtusa common stock, you must satisfy each of the following conditions:
•
You must deliver to the Company a written demand for appraisal before the vote on the merger agreement at the special meeting. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption and approval of the merger agreement and the merger. Voting against or failing to vote for the adoption and approval of the merger agreement and the merger by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares. A stockholder’s failure to make a written demand for appraisal before the vote with respect to the merger is taken will constitute a waiver of appraisal rights;
•
You must not vote in favor of, or consent in writing to, the adoption of the merger agreement. A vote in favor of the adoption and approval of the merger agreement and merger, by proxy submitted by mail, over the Internet or by telephone, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption and approval of the merger agreement and the merger. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must instruct the proxy to vote against the adoption of the merger agreement and the merger or abstain from voting on the adoption of the merger agreement and the merger;

•
You must continuously hold your shares of Virtusa common stock from the date of making the demand through the effective time of the merger. You will lose your appraisal rights if you transfer the shares before the effective time of the merger;

•
Any stockholder who has complied with the requirements of Section 262 of the DGCL (or any person who is the beneficial owner of shares of Virtusa common stock held either in a voting trust or by a nominee on behalf of such person and for which such record holder has complied with such requirements) or the Company must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective time of the merger. The Company is under no obligation to file any petition and has no present intention of doing so; and

•
You must otherwise comply with the applicable procedures and requirements set forth in Section 262 of the DGCL.

If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the merger consideration , but you will have no appraisal rights with respect to your shares of Virtusa common stock.
In addition, because Virtusa’s common stock is listed on a national securities exchange and is expected to continue be listed on such exchange immediately prior to the consummation of the merger, the Delaware Court of Chancery will dismiss appraisal proceedings as to all shares of Virtusa capital stock, unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of Virtusa stock eligible for appraisal or (ii) the value of the consideration provided in the merger for such total number of shares entitled to appraisal exceeds $1 million. We refer to conditions (i) and (ii) as the “ownership thresholds.” At least one of the ownership thresholds must be met in order for Company stockholders to be entitled to seek appraisal with respect to such shares of Virtusa common stock.
Voting, via the Internet during the special meeting or by proxy, against, abstaining from voting on or failing to vote on the adoption of the merger agreement will not constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal is in addition to and separate from any proxy or vote. However, you must not vote your shares via the Internet during the special meeting or by proxy in favor of the adoption of the merger agreement in order to exercise your appraisal rights with respect to such shares.
Who May Exercise Appraisal Rights
Only a holder of record of shares of Virtusa common stock issued and outstanding immediately prior to the effective time of the merger may assert appraisal rights for the shares of Virtusa common stock registered in that holder’s name. A demand for appraisal must be executed by or on behalf of the stockholder of record. The demand should set forth, fully and correctly, the stockholder’s name as it appears on the stock certificates (or in the stock ledger). The demand must reasonably inform the Company of the identity of the stockholder and that the stockholder intends to demand appraisal of his, her or its common stock. Beneficial owners who do not also hold their shares of Virtusa common stock of record may not directly make appraisal demands to the Company. The beneficial owner must, in such cases, have the holder of record, such as a bank, broker or other nominee, submit the required demand in respect of those shares of Virtusa common stock of record. A holder of record, such as a bank, broker or other nominee, who holds shares of Virtusa common stock as a nominee or intermediary for others, may exercise his, her or its right of appraisal with respect to the shares of Virtusa common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Virtusa common stock as to which appraisal is sought. Where no number of shares of Virtusa common stock is expressly mentioned, the demand will be presumed to cover all shares of Virtusa common stock held in the name of the holder of record.
If you hold your shares in bank or brokerage accounts or other nominee forms, and you wish to exercise appraisal rights, you are urged to consult with your bank, broker or nominee to determine the appropriate procedures for the bank, brokerage firm or other nominee to make a demand for appraisal of those shares. If you have a beneficial interest in shares held of record in the name of another person, such as a nominee or intermediary, you must act promptly to cause the holder of record to follow properly and in a timely manner the steps necessary to perfect your appraisal rights. If you hold your shares through a bank or brokerage who in turn holds the shares through a central securities depository nominee, such as the depository trust company, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the holder of record.
If you own shares of Virtusa common stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the holder or holders of record and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the holder or holders of record. If you hold shares of Virtusa common stock through a nominee or intermediary who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.
If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:
Virtusa Corporation
132 Turnpike Road, Suite 300
Southborough, Massachusetts 01772
Attention: General Counsel
Surviving Corporation’s Actions After Completion of the Merger
If the merger is consummated, the surviving corporation will give written notice of the effective time of the merger within ten days after the effective time of the merger to Virtusa stockholders who did not vote in favor of the adoption of the merger agreement and who made a written demand for appraisal in accordance with Section 262 of the DGCL. At any time within 60 days after the effective time of the merger, any Company stockholder that made a demand for appraisal but did not commence an appraisal proceeding or join in such a proceeding as a named party will have the right to withdraw the demand and to accept the per share price in accordance with the merger agreement for his, her or its shares of common stock, but after such 60-day period a demand for appraisal may be withdrawn only with the written approval of the surviving corporation. In addition, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, which approval may be conditioned on the terms the Delaware Court of Chancery deems just; provided, however, that this provision will not affect the right of any Virtusa stockholder that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms and the merger consideration offered in the merger within 60 days after the effective time of the merger. Within 120 days after the effective time of the merger, either a record holder or a beneficial owner of common stock, provided such person has complied with the requirements of Section 262 of the DGCL and is otherwise entitled to appraisal rights, or the surviving corporation must commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder or beneficial owner, demanding an appraisal of the value of the shares of common stock held by all stockholders who have properly demanded appraisal. The surviving corporation is under no obligation to file an appraisal petition and has no present intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.
Within 120 days after the effective time of the merger, any stockholder or beneficial owner who has complied with the provisions of Section 262 of the DGCL will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of Virtusa common stock not voted in favor of the adoption of the merger agreement and with respect to which Virtusa has received demands for appraisal, and the aggregate number of holders of those shares. The surviving corporation must mail this statement to you within the later of (1) ten days after receipt by the surviving corporation of the request therefor or (2) ten days after expiration of the period for delivery of demands for appraisal. If you are the beneficial owner of shares of stock of common stock held in a voting trust or by a nominee or intermediary on your behalf you may, in your own name, file an appraisal petition or request from the surviving corporation the statement described in this paragraph.
If a petition for appraisal is duly filed by you or another holder of record or beneficial owner of common stock who has properly exercised his, her or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. The Delaware Court of Chancery will then determine which stockholders are entitled to appraisal rights and may require the stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and the Delaware Court of Chancery may dismiss the proceedings as to any stockholder who fails to comply with this direction. The Delaware Court of Chancery will also dismiss proceedings as to all Virtusa stockholders if neither of the ownership thresholds described above is met. Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of common stock owned by such stockholders, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of Virtusa common stock at the effective time of the merger held by all Virtusa stockholders who have properly perfected appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any point prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each stockholder entitled to appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL, interest will accrue thereafter only on the sum of (i) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (ii) interest accrued on the amount of the voluntary cash payment before such payment was made, unless such interest was paid at the time the voluntary cash payment is made. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, less any amounts already paid in a voluntary cash payment, with interest thereon, if any, to the stockholders of Virtusa entitled to receive the same, forthwith in the case of uncertificated stockholders or upon surrender by certificated stockholders of their stock certificates.
In determining the fair value, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.”
The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which were known, or which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
You should be aware that the fair value of your shares of Virtusa common stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL.
Moreover, neither Virtusa nor Parent anticipates offering more than the per share price to any Virtusa stockholder exercising appraisal rights and reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of common stock is less than the per share price. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery.
If no party files a petition for appraisal within 120 days after the effective time or if neither of the ownership thresholds above has been satisfied in respect of such shares, then all Virtusa stockholders will lose the right to an appraisal and will instead receive the per share price described in the merger agreement, without interest thereon, less any withholding taxes.
The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Each Virtusa stockholder party to the appraisal proceeding is responsible for its own attorneys’ fees and expert witnesses’ fees and expenses, although, upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of Virtusa common stock entitled to appraisal.
If you have duly demanded an appraisal in compliance with Section 262 of the DGCL you may not, on or after the effective time of the merger, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of common stock as of a record date prior to the effective time of the merger.
If you have not commenced an appraisal proceeding or joined such a proceeding as a named party you may withdraw a demand for appraisal and accept the per share price by delivering a written withdrawal of the demand for appraisal and an acceptance of the merger to the surviving corporation, except that any attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of the surviving corporation, and no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery. Such approval may be conditioned on the terms the Delaware Court of Chancery deems just; provided, however, that this provision will not affect the right of any Virtusa stockholder that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms and the merger consideration offered in the merger within 60 days after the effective time of the merger. If you fail to perfect, successfully withdraw your demand for appraisal, or lose the appraisal right, your shares of Virtusa common stock will be converted into the right to receive the per share price, without interest thereon, less any withholding taxes.
Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of your appraisal rights. In that event, you will be entitled to receive the per share price for your shares of Virtusa common stock in accordance with the merger agreement without interest. In view of the complexity of the provisions of Section 262 of the DGCL, if you are a Virtusa stockholder and are considering exercising your appraisal rights under the DGCL, you are urged to consult your own legal and financial advisor.
The process of demanding and exercising appraisal rights requires compliance with the prerequisites of Section 262 of the DGCL. If you wish to exercise your appraisal rights, you are urged to consult with your own legal and financial advisors in connection with compliance under Section 262 of the DGCL. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, the DGCL will govern.

MARKET PRICE AND DIVIDEND INFORMATION
Under the terms of the merger agreement, the Company is prohibited from declaring, setting aside for payment or paying any dividends on, or making any other distributions in respect of, Virtusa capital stock. The Company has never declared or paid any cash dividends on Virtusa common stock. The Virtusa Series A preferred stock has a 3.875% dividend per annum, payable quarterly in additional shares of Virtusa common stock and/or cash at the Company’s option. During the fiscal year ended March 31, 2020, the Company paid $4.2 million as a cash dividend on the Virtusa Series A preferred stock.
On September 8, 2020, the last trading day prior to the Virtusa Board’s approval of the merger agreement, the reported closing price for the common stock was $39.86 per share. The $51.35 per share to be paid for each share of Virtusa common stock in the merger represents a premium of approximately 29% over the closing price on September 8, 2020. On October 19, 2020, the latest practicable trading date before the filing of this proxy statement, the reported closing price for the common stock was $50.25. You are encouraged to obtain current market quotations for shares of Virtusa common stock in connection with voting your shares of Virtusa common stock.
As of the close of business on the record date, there were 33,309,509 shares of Virtusa common stock outstanding and entitled to vote, held by 29 stockholders of record. The number of holders is based upon the actual number of holders registered in our records at such date and excludes holders of shares in “street name” or persons, partnerships, associations, corporations or other entities identified in security positions listings maintained by depository trust companies.

HOUSEHOLDING
As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this proxy statement, only one copy of this proxy statement is being delivered to stockholders that reside at the same address and share the same last name, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be sent by written request to Virtusa Corporation, 132 Turnpike Road, Suite 300, Southborough, Massachusetts 01772, Attn: Secretary. Stockholders residing at the same address and currently receiving multiple copies of this proxy statement may send a written request to the address above to request that only a single copy of a proxy statement be mailed in the future.
STOCKHOLDER PROPOSALS
If the merger is consummated prior to the Company’s 2021 annual meeting, the Company does not expect to hold an annual meeting of stockholders in 2021. If the merger is not consummated or has not been consummated prior to the Company’s 2021 annual meeting, you will continue to be entitled to attend and participate in the Company’s annual meetings of stockholders, and we will hold a 2021 annual meeting of stockholders, in which case we will provide notice of or otherwise publicly disclose the date on which the 2021 annual meeting will be held. If the 2021 annual meeting of stockholders is held, stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the Company’s 2021 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act and our by-laws, as described below.
If the 2021 annual meeting of stockholders is held, stockholders who wish to present proposals pursuant to Rule 14a-8 promulgated under the Exchange Act for consideration at our 2021 annual meeting of stockholders are required to submit proposals to the Company that are received by us on or before the close of business on March 28, 2021 and such stockholders must follow the other procedures required by Rule 14a-8 of the Exchange Act.
Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2021 annual meeting of stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at the Company’s principal executive offices not later than April 19, 2021. Stockholders who wish to make a proposal and/or nominate director candidates at the 2021 annual meeting — other than one that will be included in the Company’s proxy statement — must notify us between June 4, 2021 and July 5, 2021. If a stockholder who wishes to present a proposal and/or nominate a director candidate fails to notify us by July 5, 2021 and such proposal and/or nomination is brought before the 2021 annual meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2021 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal and/or nomination on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. The chairman of the 2021 annual meeting has the power and duty to determine whether business was properly brought before the 2021 annual meeting in accordance with the Company’s by-laws. In order to curtail controversy as to the date on which we received a proposal, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to: Virtusa Corporation, 132 Turnpike Road, Suite 300, Southborough, Massachusetts 01772, Attn: Secretary.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
The Company is subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains our reports, proxy and information statements and other information at www.sec.gov.
The Company will make available a copy of the documents we file with the SEC on the “Investors” section of our website at www.virtusa.com as soon as reasonably practicable after filing these materials with the SEC. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference. Copies of any of these documents may be obtained free of charge either on our website, by contacting Virtusa Corporation, 132 Turnpike Road, Suite 300, Southborough, Massachusetts 01772 Attention: Investor Relations.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. We also incorporate by reference into this proxy statement additional documents that Virtusa may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the date of this proxy statement until the date of the special meeting; provided, however, that we are not incorporating by reference any additional documents or information furnished and not filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Virtusa filings with the SEC are incorporated by reference (in each case excluding any information furnished and not filed):
•
Virtusa’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as amended and filed on July 29, 2020;

•
Virtusa’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020;

•
Virtusa’s Current Reports on Form 8-K filed with the SEC on June 19, 2020, July 30, 2020, September 10, 2020, September 11, 2020, October 7, 2020 and October 8, 2020; and

•
Virtusa’s Definitive Proxy Statement on Schedule 14 filed with the SEC on August 17, 2020.

Statements contained in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.
The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.
We have not authorized anyone to give you any information or to make any representation about the proposed merger or the Company that is different from or adds to the information contained in this proxy statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

Annex A
EXECUTION COPY
AGREEMENT AND PLAN OF MERGER
Dated as of September 9, 2020,
Among
AUSTIN HOLDCO INC.,
AUSTIN BIDCO INC.,
And
VIRTUSA CORPORATION

A-i

A-ii

A-iii

INDEX OF DEFINED TERMS
Terms	Section
Action	Section 3.11
Acquisition Agreement	Section 5.02(b)
Acquisition Proposal	Section 5.02(e)
Adverse Recommendation Change	Section 5.02(b)
Affiliate or affiliate	Section 9.03
Agreement	Preamble
Alternative Financing	Section 6.11(d)
Anticorruption Laws	Section 3.24(a)
Antitrust Laws	Section 6.03(e)
Applicable Percentage	Section 6.05(d)
Appraisal Shares	Section 2.01(d)
Assumed Company Stock Award	Section 6.05(d)
Bankruptcy and Equity Exception	Section 3.04
business day	Section 9.03
Cause	Section 6.05(d)
Certificate	Section 2.01(c)(ii)
Certificate of Merger	Section 1.03
CFIUS	Section 9.03
CFIUS Approval	Section 9.03
CFIUS Filing	Section 6.03(b)
Closing	Section 1.02
Closing Company Stock Award	Section 6.05(d)
Closing Date	Section 1.02
Code	Section 2.02(h)
Collection Costs	Section 8.02(e)
Commitment Letters	Section 4.07
Company	Preamble
Company Benefit Plan	Section 3.10(a)
Company Board	Section 3.04(b)
Company Board Recommendation	Section 3.04(b)
Company Bylaws	Section 3.01
Company Capital Stock	Section 3.03
Company Charter	Section 3.01
Company Common Stock	Recitals
Company Disclosure Letter	Article III
Company Five-Year PSU Awards	Section 3.03(b)
Company Intellectual Property	Section 3.18
Company Licensed Registrations	Section 3.18(a)
Company Material Adverse Effect	Section 9.03
Company Owned IP	Section 5.01(a)(xi)
Company Owned Registrations	Section 3.18(a)

A-iv

Terms	Section
Company Preferred Stock	Section 3.03
Company PRSU Awards	Section 3.03(b)
Company Registrations	Section 3.18(a)
Company Related Parties	Section 8.02(f)
Company Restricted Shares	Section 3.03(d)
Company RSU Awards	Section 3.03(d)
Company SEC Documents	Section 3.06(a)
Company Series A Preferred Stock	Section 3.03(a)
Company Software	Section 3.18(l)
Company Stock Awards	Section 3.03(d)
Company Stock Options	Section 3.03(d)
Company Stockholder Approval	Section 3.20
Company Stockholders Meeting	Section 6.01(b)
Company Stock Plans	Section 6.05(d)
Company Subsidiaries	Section 3.01
Compliant	Section 9.03
Confidentiality Agreement	Section 6.02
Continuing Employees	Section 6.04
Contract	Section 3.03(c)
control	Section 9.03
Conveyance Taxes	Section 6.08
Corporation	Exhibit A
Current Premium	Section 6.07(b)
Debt Financing Sources	Section 9.03
DGCL	Section 1.01
DOJ	Section 6.03(a)
DPA	Section 9.03
Draft CFIUS Filing	Section 6.03(b)
Earliest Marketing Period Start Date	Section 9.03
Effective Time	Section 1.03
Environmental Laws	Section 3.15(a)
Equity Commitment Letters	Section 4.07
Equity Financing	Section 4.07
ERISA	Section 3.10(a)
Exchange Act	Section 3.03(e)
Exchange Fund	Section 2.02(b)
Existing Credit Agreement	Section 6.16
Expenses	Section 8.02(c)
Fairness Opinion	Section 3.14
Filed Company SEC Documents	Article III
Financing	Section 4.07
Financing Expenses	Section 6.11(f)
Foreign Antitrust Laws	Section 6.03(a)

A-v

Terms	Section
Foreign Company Benefit Plan	Section 3.10(i)
FTC	Section 6.03(a)
GAAP	Section 3.06(b)
Good Reason	Section 6.05(d)
Governmental Entity	Section 2.02(e)
Grant Date	Section 3.03
Guarantees	Section 4.08
Hazardous Substance	Section 3.15(a)
HSR	Section 6.03(a)
HSR Act	Section 3.05
HSR Filing	Section 6.03(a)
Intended Indian Tax Treatment	Section 2.02(h)
Intervening Event	Section 5.02(e)
Investor	Recitals
IRS	Section 3.10(d)
Judgments	Section 3.12
knowledge	Section 9.03
Labor Union	Section 3.16(a)(ix)
Laws	Section 3.12
Legal Proceedings	Section 9.03
Legal Restraint	Section 7.01(c)
Liens	Section 3.02(a)
Loan Agreement	Section 9.03
Marketing Period	Section 9.03
Material Contracts	Section 3.16(a)
Maximum Premium	Section 6.07(b)
Merger	Recitals
Merger Consideration	Section 2.01(c)
Notice Period	Section 5.02(b)
Offering Documents	Section 9.03
Order	Section 3.11
Outside Date	Section 8.01(b)(i)
Parent	Preamble
Parent Disclosure Letter	Article IV
Parent Material Adverse Effect	Section 9.03
Parent Proposal	Section 5.02(b)
Parent Related Party	Section 8.02(f)
Parent Termination Fee	Section 8.02(c)
Paying Agent	Section 2.02(b)
Payoff Letters	Section 6.16
Permits	Section 3.12
Permitted Liens	Section 9.03
Person or person	Section 9.03

A-vi

Terms	Section
Personal Data	Section 9.03
Preferred Stock Certificate of Designation	Section 7.02(f)
President	Section 9.03
Process or Processing	Section 9.03
Post-Signing Returns	Section 5.01(d)
Privacy Obligations	Section 9.03
Proxy Statement	Section 3.07
Recommendation Withdrawal Notice	Section 5.02(b)
Reference Date	Section 3.03
Representatives	Section 5.02(a)
Required Information	Section 9.03
Retained Claims	Section 9.07(c)
Scheduled Closing Date	Section 8.01(g)
SEC	Section 3.06(a)
Section 262	Section 2.01(d)
Securities Act	Section 3.06(b)
Security Incident	Section 9.03
SOX	Section 3.06(e)
Stock Award Payments	Section 6.05(a)
Sub	Preamble
Subsidiary or subsidiary	Section 9.03
Superior Proposal	Section 5.02(e)
Surviving Corporation	SECTION 1.05
Systems	Section 3.18(n)
Takeover Laws	Section 3.04(b)
Taxes	Section 3.09(s)
Tax Action	Section 5.01(d)
Tax-Related Agreements	Section 5.01(d)
Tax Return	Section 3.09(m)
Termination Fee	Section 8.02(b)
Third Party	Section 3.16(a)
Third Party IP	Section 3.18(d)
Transaction Agreements	Recitals
Transaction Litigation	Section 6.10
Transactions	Section 1.01
Triggering Notice	Section 5.02(b)
Uncertificated Share	Section 2.01(c)(ii)
Voting Agreement	Recitals
Voting Company Debt	Section 3.03
WARN Act	Section 3.19
Willful and Material Breach	Section 9.03
Withdrawal Determination	Section 5.02(b)

A-vii

AGREEMENT AND PLAN OF MERGER, dated as of September 9, 2020 (this “Agreement”), among Austin HoldCo Inc., a Delaware corporation (“Parent”), Austin BidCo Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Sub”) and Virtusa Corporation, a Delaware corporation (the “Company”).
WHEREAS, the respective Boards of Directors of Sub and the Company have approved and declared advisable the merger (the “Merger”) of Sub with and into the Company, on the terms and subject to the conditions set forth in this Agreement, whereby each issued share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) not owned by Parent, Sub or the Company shall be converted into the right to receive the Merger Consideration;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, each of The Baring Asia Private Equity Fund VII, L.P., The Baring Asia Private Equity Fund VII, L.P.1 and The Baring Asia Private Equity Fund VII, SCSp (collectively, the “Investors”) is entering into a limited guarantee in favor of the Company with respect to certain obligations of Parent and Sub under this Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as an inducement to each party’s willingness to enter into this Agreement, each Investor is entering into an equity financing commitment letter in favor of Parent, pursuant to which such Investor has committed, on the terms and subject only to the conditions expressly set forth therein, to invest in Parent the amounts set forth therein;
WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent and certain stockholders of the Company are entering into a Voting Agreement (the “Voting Agreement” and, together with this Agreement, the Commitment Letters, and the Guarantees, the “Transaction Agreements”) pursuant to which such stockholders will agree to take specified actions in furtherance of the Merger; and
WHEREAS, Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and subject to the conditions set forth herein, the parties hereto agree as follows:
ARTICLE I
The Merger
SECTION 1.01.   The Merger.   On the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Sub shall be merged with and into the Company at the Effective Time. At the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of Sub in accordance with the DGCL. The Merger, and the other transactions contemplated by the Transaction Agreements are referred to in this Agreement collectively as the “Transactions.”
SECTION 1.02.   Closing.   The closing (the “Closing”) of the Merger shall take place remotely via the electronic exchange of documents at 10:00 a.m. New York City time on the second (2nd) business day following the satisfaction (or, to the extent permitted by Law, waiver by all parties) of the conditions set forth in Article VII; provided, however, that if the Marketing Period has not ended at the time of the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions at such time), then, subject to the continued satisfaction or waiver of the conditions set forth in Article VII at such time, Parent and Sub shall not be required to effect the Closing until the earliest of (i) any business day during the Marketing Period as may be specified by Parent on no less than two business days’ prior written notice to the Company (it being understood that such date may be conditioned upon the simultaneous completion of Parent’s financing of the transactions contemplated by this Agreement), (ii) the third business day following the final day of the Marketing Period or (iii) such other place, time and date as may be agreed in writing by the Company and Parent. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”
SECTION 1.03.   Effective Time.   Prior to the Closing, the parties shall prepare, and on the Closing Date the parties shall file with the Secretary of State of the State of Delaware, a certificate of merger or other appropriate documents (in any such case, the “Certificate of Merger”) executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with such Secretary of State, or at such other time as Parent and the Company shall agree and specify in the Certificate of Merger (the time the Merger becomes effective being the “Effective Time”).
SECTION 1.04.   Effects.   At the Effective Time, the Merger shall have the effects set forth in Section 259 of the DGCL.
SECTION 1.05.   Organizational Documents.
(a)   The Certificate of Incorporation of the Surviving Corporation shall be amended at the Effective Time to be in the form of Exhibit A, and, as so amended, such Certificate of Incorporation shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.
(b)   The Bylaws of Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.
SECTION 1.06.   Directors and Officers.
(a)   The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
(b)   The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.
ARTICLE II
Effect on the Capital Stock of the
Constituent Corporations; Exchange of Certificates
SECTION 2.01.   Effect on Capital Stock.
(a)   Capital Stock of Sub.   At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock or any shares of capital stock of Sub, each issued and outstanding share of capital stock of Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.
(b)   Cancellation of Treasury Stock and Parent-Owned Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock or any shares of capital stock of Sub, each share of Company Common Stock that is owned by the Company as treasury stock, Parent or Sub shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and no Parent common stock or other consideration shall be delivered or deliverable in exchange therefor.
(c)   Conversion of Company Common Stock.
(i)   At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock or any shares of capital stock of Sub, subject to Sections 2.01(b), 2.01(d) and 2.02(e), each issued share of Company Common Stock shall be converted into the right to receive $51.35 in cash (the “Merger Consideration”).
(ii)   As of the Effective Time, all shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate

(a “Certificate”) or evidence of shares in book-entry form (“Uncertificated Shares”), in each case, which immediately prior to the Effective Time represented shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive Merger Consideration upon surrender of such Certificate or Uncertificated Shares in accordance with Section 2.02, without interest.
(d)   Appraisal Rights.   Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by any person who is entitled to demand and properly demands statutory appraisal of such shares (“Appraisal Shares”) pursuant to, and who complies in all respects with, Section 262 of the DGCL (“Section 262”) shall not be converted into Merger Consideration as provided in Section 2.01(c), but rather the holders of Appraisal Shares shall be entitled to payment of the fair market value of such Appraisal Shares in accordance with Section 262; provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to receive payment of fair market value under Section 262 then the right of such holder to be paid the fair value of such holder’s Appraisal Shares shall cease and such Appraisal Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, Merger Consideration as provided in Section 2.01(c), without interest thereon, upon surrender of the certificate formerly representing such shares. The Company shall serve prompt notice to Parent of any demands received by the Company for appraisal of any shares of Company Common Stock, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.
SECTION 2.02.   Exchange of Certificates.
(a)   Paying Agent.   Prior to the Effective Time, Parent shall select a bank or trust company reasonably acceptable to the Company (the “Paying Agent”) for the payment of Merger Consideration upon surrender of Certificates and Uncertificated Shares. Parent shall take all steps necessary to enable and cause the Surviving Corporation to, immediately prior to or at the Effective Time, provide to the Paying Agent all the cash necessary to pay for the shares of Company Common Stock converted into the right to receive cash pursuant to Section 2.01 (such cash being hereinafter referred to as the “Exchange Fund”).
(b)   Exchange Procedures.   As soon as reasonably practicable after the Effective Time, Parent shall cause the Paying Agent to mail to (i) each holder of record of a Certificate, (A) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify) and (B) instructions for use in effecting the surrender of the Certificates in exchange for Merger Consideration and (ii) each holder of Uncertificated Shares (A) materials advising such holder of the effectiveness of the Merger and the conversion of its Uncertificated Shares into the right to receive Merger Consideration and (B) a check in an amount equal to the aggregate amount of Merger Consideration to which such holder is entitled. Upon surrender of a Certificate for cancellation to the Paying Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash into which the shares of Company Common Stock theretofore represented by such Certificate shall have been converted pursuant to Section 2.01, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender Merger Consideration as contemplated by this Section 2.02. No interest shall be paid or accrue on any cash payable upon surrender of any Certificate.
(c)   No Further Ownership Rights in Company Common Stock.   The Merger Consideration issued (and paid) in accordance with the terms of this Article II upon conversion of any shares of Company

Common Stock (including any dividends or other distributions paid pursuant to this Section 2.02(c)) shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such shares of Company Common Stock, subject, however, to the Surviving Corporation’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time that may have been declared or made by the Company on such shares of Company Common Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and which remain unpaid at the Effective Time, and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any certificates formerly representing shares of Company Common Stock are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article II.
(d)   Termination of Exchange Fund.   Any portion of the Exchange Fund that remains undistributed to the holders of Certificates or Uncertificated Shares for six (6) months after the Effective Time shall be delivered to Parent, upon demand, and any holder of a Certificate or Uncertificated Share who has not theretofore complied with this Article II shall thereafter look only to Parent for payment of its claim for Merger Consideration and any dividends or distributions with respect to Parent common stock as contemplated by this Article II.
(e)   No Liability.   None of Parent, Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any person in respect of any cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate or Uncertificated Share has not been surrendered prior to five (5) years after the Effective Time (or immediately prior to such earlier date on which Merger Consideration in respect of such Certificate or Uncertificated Share would otherwise escheat to or become the property of any U.S. federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any mediator, arbitrator or arbitral body (a “Governmental Entity”)), any such shares, cash, dividends or distributions in respect of such Certificate or Uncertificated Share shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.
(f)   Investment of Exchange Fund.   The Paying Agent shall invest any cash included in the Exchange Fund, as directed by Parent, on a daily basis. Any interest and other income resulting from such investments shall be the property of and shall be paid to Parent. To the extent that there are investment losses that reduce the Exchange Fund below the level required for the Paying Agent to make prompt cash payment under Section 2.02(b), Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the cash lost in respect of such investments in the Exchange Fund so as to ensure that the Exchange Fund is maintained at a level sufficient for the Paying Agent to make such payments under Section 2.02(b).
(g)   Lost, Stolen or Destroyed Certificates.   In the event any Certificate representing Company Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond in customary amount and upon such terms as may be required by Parent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will issue a check in the amount (after giving effect to any required Tax withholdings as provided in Section 2.02(h)) equal to the product obtained by multiplying (i) the number of shares of Company Common Stock represented by such lost, stolen or destroyed Certificate by (ii) the Merger Consideration.
(h)   Withholding Rights.   Each of the Paying Agent, Parent, the Surviving Corporation and each other applicable withholding agent will be entitled to deduct and withhold, from the consideration otherwise payable to, or for the benefit of, any Person in connection with the transactions contemplated by this Agreement such amounts as such withholding agent is required to deduct and withhold with respect to the making of such payment under any provision of U.S. federal, state, local or non-U.S. Tax law; provided that absent a change of Tax law or, in respect of clause (iii) below, a change in facts (in each case only if such change is agreed in writing by the Company), the parties hereto agree that (i) there shall be no backup withholding under Section 3406 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) to the extent complete, accurate and valid IRS Forms W-9 or W-8 and any successor form have been timely provided and such forms establish that no backup withholding applies in connection with the payments hereunder, (ii) there shall be no withholding under Section 897 of the Code, to the extent the certificates described in Section 5.01(d) have been timely and duly provided; and (iii) no withholding under applicable Indian Tax law is required to be made from the Merger Consideration or the amounts payable in respect of Company Stock Awards or from any payment of the Termination Fee pursuant to Section 8.02(b) (the “Intended Indian Tax Treatment”). All deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. Any amounts so deducted or withheld shall be remitted to the appropriate Governmental Entity by the applicable withholding agent in accordance with applicable law. Notwithstanding anything to the contrary in this Agreement, any amounts payable pursuant to or as contemplated by this Agreement that are subject to compensatory withholdings, including, without limitation, in respect of the Company Stock Awards, shall be remitted to the applicable payor (or its third-party payroll agent, as applicable) for payment to the applicable Person through the applicable payroll procedures and after applicable withholding is applied. The parties hereto shall report all transactions contemplated by this Agreement consistent with the Tax treatment described in this Section 2.02(h), including the Intended Indian Tax Treatment. No party shall take any action that could reasonably adversely affect, and the Company shall use its best effort to achieve, such Tax treatment, except as otherwise required pursuant to any final determination (as defined in Section 1313(a) of the Code or comparable provisions of state or non-U.S. law).
ARTICLE III
Representations and Warranties of the Company
The Company represents and warrants to each of Parent and Sub that, except as set forth in (i) the letter (with specific reference to the particular Section or subsection of this Agreement to which the information set forth in such letter relates; provided, however, that any information disclosed in one section of such letter shall be deemed to be disclosed in such other sections of such letter to the extent to which its relevance is reasonably apparent on the face of such disclosed information), dated as of the date of this Agreement, from the Company to each of Parent and Sub (the “Company Disclosure Letter”) and (ii) the Company SEC Documents (excluding any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks, in each case, that are predictive, cautionary or forward-looking in nature, other than those disclosures which relate to specific historical events or circumstances affecting the Company) filed and publicly available not less than two (2) business days prior to the date of this Agreement (the “Filed Company SEC Documents”) to the extent to which its relevance is reasonably apparent on the face of such Filed Company SEC Documents; provided, however, that this clause (ii) shall not apply with respect to the representations and warranties set forth in Section 3.01, Section 3.03, Section 3.04 and Section 3.20:
SECTION 3.01.   Organization, Standing and Power.   Each of the Company and each of its Subsidiaries (the “Company Subsidiaries”) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the laws of the jurisdiction in which it is organized and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company and each Company Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary or the failure to so qualify has had or would reasonably be expected to have a Company Material Adverse Effect. The Company has made available to Parent prior to the date of this Agreement true and complete copies of the Seventh Amended and Restated Certificate of Incorporation of the Company, as amended to the date of this Agreement (as so amended, the “Company Charter”), and the Amended and Restated Bylaws of the Company, as amended to the date of this Agreement (as so amended, the “Company Bylaws”), and the comparable charter and organizational documents of each material Company Subsidiary, in each case as amended through and in effect as of the date of this Agreement.
SECTION 3.02.   Company Subsidiaries; Equity Interests.   (a) Section 3.02(a) of the Company Disclosure Letter lists each Company Subsidiary and its jurisdiction of organization. All the outstanding shares of capital stock (or other ownership interests, as applicable) of each Company Subsidiary have been validly issued and are fully paid and nonassessable (to the extent such concepts are applicable to such Company Subsidiary) and are owned by the Company or one of the other Company Subsidiaries free and clear of all pledges, liens, charges, mortgages, encumbrances, preemptive rights, community property rights and security interests (collectively, “Liens”), except for Permitted Liens.
(b)   Except for its interests in the Company Subsidiaries and short term investments or equity securities held in the ordinary course of business for cash management purposes, the Company does not as of the date of this Agreement own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.
SECTION 3.03.   Capital Structure.
(a)   The authorized capital stock of the Company consists of 120,000,000 shares of Company Common Stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share, of the Company (“Company Preferred Stock”), of which 108,000 shares have been designated as Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (“Company Series A Preferred Stock” and, together with the Company Common Stock, the “Company Capital Stock”).
(b)   At the close of business on the business day immediately prior to date hereof (the “Reference Date”) (i) 30,295,865 shares of Company Common Stock were issued and outstanding, (ii) 108,000 shares of Company Series A Preferred Stock were issued and outstanding, (iii) 3,385,564 shares of Company Common Stock were held by the Company in its treasury, (iv) 806,119 shares of Company Common Stock were subject to outstanding Company RSU Awards issued pursuant to a Company Stock Plan (other than the Company Five-Year PSU Awards and the Company PRSU Awards), (v) 92,289 shares of Company Common Stock were subject to outstanding Company Stock Options issued pursuant to a Company Stock Plan, (vi) 283,500 shares of Company Common Stock were subject to outstanding performance-based restricted stock units of the Company issued on August 11, 2016, assuming that the applicable performance metrics are achieved at the target performance level (the “Company Five-Year PSU Awards”), (vii) 791,815 shares of Company Common Stock were subject to outstanding performance-based restricted stock units of the Company (other than Company Five-Year PSU Awards) issued pursuant to a Company Stock Plan, assuming that the applicable performance metrics are achieved at the target performance level (the “Company PRSU Awards”), (viii) 268,501 additional shares of Company Common Stock were reserved for future grant purposes under the Company Stock Plans and (ix) no shares of Series A-1 Convertible Preferred Stock, par value $0.01 per share, of the Company were issued and outstanding. From the close of business on the Reference Date to the date of this Agreement, there have been no issuances by the Company of shares of capital stock or voting securities of, or other equity interests in, the Company except for shares of Company Common Stock issued pursuant to the exercise of Company Stock Options or the settlement of Company RSU Awards, Company PRSU Awards or Company Five-Year PSU Awards, in each case in accordance with the terms of the applicable Company Stock Plan. No Company Subsidiary owns any shares of Company Capital Stock.
(c)   Except as set forth above, at the close of business on the date hereof, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding. All outstanding shares of Company Capital Stock have been duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Company Charter, the Company Bylaws or any contract, lease, license, indenture, note, bond, agreement, permit, concession, franchisor other instrument (a “Contract”) to which the Company is a party or otherwise bound.
(d)   The Company has made available to Parent a complete and accurate list, as of the Reference Date, of (A) all outstanding options to purchase shares of Company Common Stock (collectively, together with any options to purchase shares of Company Common Stock granted after the date hereof, to the extent permitted by this Agreement, “Company Stock Options”) under the Company Stock Plans, the number of shares of Company Common Stock subject thereto, the grant dates, expiration dates, exercise prices and vesting schedules thereof and the names of the holders thereof, (B) all shares of Company Common Stock that are outstanding but are subject to vesting or other forfeiture restrictions or are subject to a right of repurchase by the Company at a fixed purchase price as of such time (shares so subject, the “Company

Restricted Shares”) under the Company Stock Plans, the grant and issuance dates, vesting schedules and repurchase price (if any) thereof and the names of the holders thereof and (C) all outstanding performance stock unit awards or restricted stock unit awards in respect of shares of Company Common Stock (collectively, the “Company RSU Awards,” and together with the Company Stock Options and the Company Restricted Shares, the “Company Stock Awards”) under the Company Stock Plans, the number of shares of Company Common Stock subject thereto (assuming, for purposes of performance stock unit awards, that the applicable performance metrics are achieved at the target performance level), the grant dates and vesting schedules thereof and the names of the holders thereof. From the close of business on the Reference Date to the date of this Agreement, no other Company Stock Awards have been issued or granted. All Company Stock Awards are evidenced by stock option agreements, restricted stock award agreements, performance stock unit award agreements, restricted stock unit award agreements or other award agreements, as applicable, in each case substantially in the forms filed as exhibits to the Filed Company SEC Documents or made available to Parent.
(e)   With respect to each Company Stock Award, (w) each grant was duly authorized no later than the date on which the grant was by its terms to be effective (the “Grant Date”) and (x) each such grant was made, accounted for and disclosed, in all material respects, in accordance with the terms of the applicable Company Stock Plan, the Exchange Act and all other applicable Laws, listing exchange rules, and other regulatory rules or requirements. All outstanding shares of capital stock of the Company issued pursuant to the Company Stock Awards are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.
(f)   Except as set forth on Section 3.03(f) of the Company Disclosure Letter, there are not any bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock may vote (“Voting Company Debt”).
(g)   Except as set forth above, as of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based units, commitments, Contracts, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound (i) obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company or any Company Subsidiary or any Voting Company Debt, (ii) obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights accruing to holders of Company Capital Stock.
(h)   There are not any outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any Company Subsidiary. The Company does not have in place, nor is it subject to, a stockholder rights plan, “poison pill” or similar plan or instrument.
SECTION 3.04.   Authority; Execution and Delivery; Enforceability.
(a)   The Company has all requisite corporate power and authority to execute and deliver the Transaction Agreements to which it is a party and to consummate the Transactions. The execution, delivery and performance by the Company of each Transaction Agreement to which it is a party and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, subject, in the case of the Merger, if required by Law, to receipt of the Company Stockholder Approval. The Company has duly executed and delivered each Transaction Agreement to which it is a party, and, assuming the due authorization, execution and delivery of such Transaction Agreements on behalf of the other parties thereto, each Transaction Agreement to which it is a party constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to such enforceability potentially being limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally (the “Bankruptcy and Equity Exception”).

(b)   The Board of Directors of the Company (the “Company Board”), at a meeting duly called and held at which all directors of the Company were present, duly and unanimously adopted resolutions (i) approving and declaring advisable this Agreement and the other Transaction Agreements, the Merger and the other Transactions and approving the execution, delivery and performance of this Agreement and the other Transaction Agreements, (ii) determining that the terms of the Merger and the other Transactions are fair to and in the best interests of the Company and its stockholders, (iii) recommending that the Company’s stockholders adopt this Agreement and give the Company Stockholder Approval (the “Company Board Recommendation”), (iv) rendering the limitations on business combinations contained in Section 203 of the DGCL inapplicable to the Merger, this Agreement, the other Transaction Agreements and the transactions contemplated hereby and thereby, and (v) electing that the Merger not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations (collectively, “Takeover Laws”) of any jurisdiction that may purport to be applicable to this Agreement, which resolutions have not been rescinded, modified or withdrawn in any way. Such resolutions are sufficient to render inapplicable to Parent and Sub, and this Agreement and the other Transaction Agreements, the Merger and the other Transactions, the restrictions on business combinations set forth in Section 203 of the DGCL.
SECTION 3.05.   No Conflicts; Consents.   The execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger will not: (a)(i) cause a violation of any of the provisions of the Company Certificate of Incorporation or the Company Bylaws or (ii) cause a violation of any of the provisions of the Organizational Documents of any Company Subsidiary; (b) cause a violation of any Law applicable to the business of the Company or any Company Subsidiary; (c) violate or conflict with, or result in a breach of any provision of, or require any consent, waiver or approval with respect to, or result in a default (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) or give rise to any right of termination, cancellation, modification or acceleration under, any Material Contract; or (d) result in the creation of any Lien upon any of the properties, rights or assets of the Company, other than Permitted Liens, except in the case of clauses (a)(ii), (b), (c) and (d), for any such violation, conflict, breach, consent, waiver, approval, default, right, termination, cancellation, modification, acceleration or Lien that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as may be required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the DGCL, the listing requirements of The NASDAQ Stock Market LLC (“NASDAQ”), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or other applicable Antitrust Laws, and the CFIUS Clearance, the Company is not required to make any filing with or to obtain any consent from any Person in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Merger, except for such consents or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
SECTION 3.06.   SEC Documents; Undisclosed Liabilities.
(a)   The Company has filed all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated by reference therein) required to be filed by the Company with the Securities and Exchange Commission (the “SEC”) on or after January 1, 2019 (such documents, together with any documents filed during such period by the Company with the SEC on a voluntary basis on Form 8-K or otherwise, the “Company SEC Documents”).
(b)   As of their respective dates (or, if amended prior to the Reference Date, as finally amended prior to the Reference Date), the Company SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, each as in effect on the date so filed (or amended), and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Company SEC Document has been revised or superseded by a later Company SEC Document, none of the Company SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the

Company included in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).
(c)   Except (i) as set forth in the Filed Company SEC Documents, (ii) as incurred by or on behalf of the Company under, or otherwise permitted by, this Agreement or otherwise in connection with the Transactions, (iii) as incurred in connection with performance of the Company’s obligations under its Contracts to the extent such liabilities and obligations do not arise out of any breach or default under such Contract on the part of the Company or any Company Subsidiary and (iv) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), whether or not required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto.
(d)   None of the Company Subsidiaries is, or has at any time been, subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.
(e)   Each of the principal executive officer and the principal financial officer of the Company has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (“SOX”) and the rules and regulations of the SEC promulgated thereunder with respect to the Company SEC Documents, and the statements contained in such certifications are true and correct. For purposes of the preceding sentence hereof, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX. Neither the Company nor any of the Company Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers within the meaning of Section 402 of SOX.
(f)   The Company has not received any oral or written notification of any (i) “significant deficiency”, (ii) “material weakness” in the Company’s and the Company Subsidiaries’ internal controls, or (iii) fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the internal controls over financial reporting, and, to the knowledge of the Company and the Company Subsidiaries, there is no set of circumstances that could reasonably be expected to result in a “significant deficiency”, “material weakness” or fraud in the internal controls of the Company or any of the Company Subsidiaries that is required to file reports with the SEC under the Exchange Act. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meanings assigned to them in the Release 2004-001 of the Public Company Accounting Oversight Board, as in effect on the date hereof.
(g)   Neither the Company nor any of the Company Subsidiaries is a party to, or has any commitment to become a party to, any material joint venture, off-balance sheet, partnership or any similar contract or arrangement or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC).
(h)   The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance (A) regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (B) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (C) that receipts and expenditures of the Company are being made only in accordance with the authorization of management and directors of the Company and (D) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements.
(i)   The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15 (e) of the Exchange Act) that comply with the requirements of the Exchange Act, and such disclosure controls and procedures are effective.

(j)   The Company has been for the past two (2) years in material compliance with the applicable provisions of SOX, the rules and regulations of the SEC adopted in connection therewith, and the applicable listing standards and corporate governance rules of the NASDAQ.
SECTION 3.07.   Information Supplied.   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the proxy statement relating to the adoption of this Agreement by the Company’s stockholders (the “Proxy Statement”) will in any material respect, at the time the Proxy Statement is filed with the SEC and at the date it is first mailed to the Company’s stockholders, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, except that no representation is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub for inclusion or incorporation by reference therein.
SECTION 3.08.   Absence of Certain Changes or Events.   Since April 1, 2020, except as disclosed in the Filed Company SEC Documents and except as specifically contemplated by, or as disclosed in, this Agreement, the Company has conducted its business only in the ordinary course consistent with past practice, and during such period there has not been:
(i)   any event, change, effect, occurrence, state of facts or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect; or
(ii)   any action which, if it had been taken or occurred after the execution of this Agreement, would have required the consent of Parent pursuant to Sections 5.01(a)(i), (iii), (iv), (vi), (vii), (viii), (ix), (xi), (xiii)(C), (xvi) and (xix) (solely as it relates to the foregoing sub-sections of Section 5.01(a)) of this Agreement.
SECTION 3.09.   Taxes.   (a) Each of the Company and each Company Subsidiary has timely filed, or has caused to be timely filed on its behalf, all income and other material Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate in all material respects. Each of the Company and each Company Subsidiary has timely paid all Taxes required to be paid by it (whether or not shown to be due on such Tax Returns). No claim has ever been made in writing by a Governmental Entity in a jurisdiction where any of the Company and the Company Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Neither the Company nor any Company Subsidiary has been granted, requested or filed any document having the effect of causing any extension of time within which to file any Tax Returns in respect of any fiscal year that have not since been filed.
(b)   Neither the Company nor any Company Subsidiary is delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, proposed, asserted or assessed in writing against the Company or any Company Subsidiary. As of the date of this Agreement, there are no pending requests for waivers of any statute of limitations on, or extension of any time period for, the assessment or collection of any Tax with respect to the Company or any Company Subsidiary, and no such waivers or extensions have been granted by any taxing authority.
(c)   The unpaid Taxes of the Company and the Company Subsidiaries did not, as of the dates of the financial statements contained in the Filed Company SEC Documents, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheets (rather than in any notes thereto) contained in such financial statements. Since the date of the most recent financial statement contained in the Filed Company SEC Documents, neither the Company nor any of the Company Subsidiaries has incurred any liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice.
(d)   There are no Liens for Taxes (other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been made in the most recent financial statements contained in the Filed Company SEC Documents) on the assets of the Company or any Company Subsidiary.

(e)   There are no, and there have never been any, Tax sharing agreements or similar arrangements (including indemnity arrangements) with respect to or involving any of the Company and the Company Subsidiaries.
(f)   None of the Company and the Company Subsidiaries has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which is the Company). None of the Company and the Company Subsidiaries has any liability for the Taxes of any person (other than Taxes of the Company and the Company Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state or local law), (ii) as a transferee or successor, (iii) by contract other than customary agreements entered into in the ordinary course of business, the principal purpose of which is not related to Taxes) or (iv) otherwise.
(g)   Each of the Company and the Company Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and each of the Company and its Company Subsidiaries has complied with all reporting and recordkeeping requirements in all material respects.
(h)   Neither the Company nor any of the Company Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code either (A) in the two (2) years prior to the date of this Agreement (or will constitute such a corporation in the two years prior to the Closing Date) or (B) in a distribution that otherwise constitutes part of a “plan” or “series of related transactions” within the meaning of Section 355(e) of the Code in conjunction with the Merger.
(i)   Neither the Company nor any of the Company Subsidiaries has entered into any transaction identified as a “reportable transaction” as set forth in Treasury Regulation Sections 1.6011-4(b)(1) or any comparable provision of state, local or non-U.S. law.
(j)   No audit, examination or other proceeding concerning any material Tax liability with respect to the Company or any of its Company Subsidiary has been raised by a Governmental Entity in writing, and to the knowledge of the Company, no such audit, examination or proceeding is pending, being conducted, or claimed. The Company has delivered to the Parent accurate and complete copies of all income and other material Tax Returns, examination reports, and statements of deficiencies filed, assessed against, or agreed to by the Company or any of its Company Subsidiary since January 1, 2017.
(k)   Neither the Company nor any of the Company Subsidiaries is or has been at any time, a “United States Real Property Holding Corporation” within the meaning of Section 897(c)(2) of the Code.
(l)   The Company has provided or made available to Parent all material documentation relating to, and is in compliance with all terms and conditions of, any Tax exemption, Tax holiday or other Tax reduction agreement or order of a territorial or non-U.S. government with respect to the Company and any Company Subsidiary in all material respects. To the knowledge of the Company, the consummation of the transaction contemplated by this Agreement will not have any adverse effect on the continued validity and effectiveness of any such tax exemption, Tax holiday, or other Tax reduction agreement or order.
(m)   Since the date of the most recent financial statement contained in the Filed Company SEC Documents, neither the Company nor any of its Company Subsidiaries has made any of the actions set forth in Section 5.01(a)(x).
(n)   Except as set forth on Section 3.09(n) of the Company Disclosure Letter, neither the Company nor any of its Company Subsidiaries is or has been a party to any joint venture, partnership, or other contract or arrangement that is or was treated as a partnership for U.S. federal income Tax purposes. Section 3.09(n) of the Company Disclosure Letter sets forth U.S. federal income Tax treatment of each the Company and each Company Subsidiary.
(o)   Each of the Company and each Company Subsidiary is and has at all times been resident for Tax purposes in its country of incorporation or formation and is not and have not at any time been resident in any other country for any Tax purpose (including any arrangement for the avoidance of double taxation) or been subject to Tax in any jurisdiction other than their place of incorporation or formation by virtue of having a branch, permanent establishment, place of control and management or other place of business in that jurisdiction.
(p)   Neither the Company nor any of its Company Subsidiaries (nor any Affiliate thereof) will be required to include any material amount in taxable income or exclude any material item of deduction or loss from taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (i) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date, (ii) installment sale or open transaction disposition made on or prior to the Closing Date or (iii) any prepaid amount received on or prior to the Closing Date outside of the ordinary course of business. Neither the Company nor any of its Company Subsidiaries (nor any Affiliate thereof) will have any liability for making any payment of Taxes at any time on or after the Closing Date as a result of Section 965 of the Code with respect to or by reason of any income, gain, earnings or profits earned or accrued on or prior to the Closing Date, including without limitation by reason of an election under Section 965(h) of the Code. Since January 1, 2017 neither the Company nor any of its Company Subsidiaries is, nor has been, required to make in respect of material amounts any adjustment pursuant to Section 481(a) of the Code (or any predecessor provision) or any similar provision of state, local or foreign Tax law by reason of any change in any accounting methods, including pursuant to Section 451(b) of the Code, or will be required to make such an adjustment as a result of the transactions contemplated by this Agreement, and there is no application pending with any Governmental Entity requesting permission for any changes in any of its accounting methods for Tax purposes in respect of material amounts. No Governmental Entity has proposed any such adjustment or change in writing.
(q)   The Company Preferred Stock is, and has always been, treated as not “preferred stock” within the meaning of Treasury Regulations Section 1.305-5(a).
(r)   Except as set forth on Section 3.09(r) of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries (i) made any election to defer any material amounts of payroll Taxes (ii) taken, claimed, or applied for material amounts of an employee retention tax credit, or (iii) taken out or sought any loan, received any loan assistance or received any other financial assistance, or requested any of the foregoing, in each case under the CARES Act, including pursuant to the Paycheck Protection Program or the Economic Injury Disaster Loan Program. Each applicable Company Entity has (i) properly complied with all applicable law in order to defer the amount of the employer’s share of any “applicable employment taxes” under Section 2302 of the CARES Act and any applicable other payroll Taxes under the CARES Act, (ii) to the extent applicable, properly complied with all applicable law and duly accounted for any available Tax credits under Sections 7001 through 7005 of the Families First Act and Section 2301 of the CARES Act.
(s)   For purposes of this Agreement:
“Taxes” means any and all taxes, fees, levies, duties, tariffs, imposts and other similar charges (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchise, windfall or other profits, gross receipts, property (real or personal), sales, use, capital stock, payroll, employment, occupation, severance, disability, premium, social security, workers’ compensation, estimated, unemployment compensation or net worth; alternative or add-on minimum; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value-added or gains taxes; license, registration and documentation fees; and customers’ duties, tariffs and similar charges.
“Tax Return” means all U.S. federal, state, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes, including any exhibits and attachments to any of the above.
SECTION 3.10.   Company Benefit Plans.
(a)   Section 3.10(a) of the Company Disclosure Letter sets forth a true and complete list of each material Company Benefit Plan, other than any employment agreement that provides for the minimum severance required by applicable Law. The term “Company Benefit Plan” means each “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, and each and every written, unwritten, formal or informal plan, agreement, program, policy or other arrangement involving direct or indirect compensation (other than workers’ compensation or unemployment compensation, in each case to the extent required by applicable Law) or employee benefits, including employment, transaction, retention, change in control, severance, disability, material fringe benefit, supplemental unemployment, vacation, tuition, paid time off, cafeteria, health, welfare, dental, vision, retirement, pension, deferred compensation, profit-sharing, defined contribution, bonus, commission, incentive compensation, stock purchase, stock option, restricted stock, restricted stock unit, stock appreciation right, or other equity or equity-based compensation, post-employment or post-retirement health or welfare, loan, or life insurance, which are entered into, sponsored, maintained or contributed to or required to be contributed to by the Company or any Company Subsidiary or with respect to which the Company or any Company Subsidiary has or may in the future have any liability (contingent or otherwise).
(b)   With respect to each Company Benefit Plan, a complete and correct copy of each of the following documents (if applicable) has been made available to Parent: (i) the most recent plan documents and all amendments thereto (or, with respect to any unwritten Company Benefit Plan, a summary of the material terms thereof) and all related trust agreements or documentation pertaining to other funding vehicles, (ii) the most recent summary plan description, and all related summaries of material modifications thereto, (iii) the three (3) most recent annual actuarial valuations, if any, (iv) the most recently filed IRS Form 5500 (including schedules and attachments) and financial statements, (v) all discrimination tests for the three (3) most recent plan years, (vi) all material correspondence regarding any Company Benefit Plan with any Governmental Entity in the last three (3) years and (vii) the most recent IRS determination, advisory or opinion letter issued with respect to each Company Benefit Plan intended to be qualified under Section 401(a) of the Code.
(c)   Neither the Company nor any ERISA Affiliate thereof maintains, sponsors, contributes to or is required to contribute to or has in the past six (6) years sponsored, maintained or contributed or has been obligated to contribute to any (i) “multiemployer plan” as defined in Section 3(37) of ERISA, (ii) defined benefit pension plan subject to Section 412 of the Code or Title IV of ERISA, (iii) “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA) or (iv) “multiple employer plan” (as defined in Section 413 of the Code). The term “ERISA Affiliate” means any person that, together with the Company or any Company Subsidiary, would be deemed a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA. No Company Benefit Plan provides for post-retirement or post-termination health, life insurance or other welfare benefits except as required under Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code or similar state Law.
(d)   Each Company Benefit Plan that is intended to qualify under Section 401(a) of the Code, and the trust forming a part thereof, is so qualified and has either received a favorable determination or opinion letter from the Internal Revenue Service (“IRS”) as to its qualified status or, with respect to a prototype plan, can rely on an opinion letter from the IRS to the prototype plan sponsor, to the effect that such Company Benefit Plan is so qualified and, to the knowledge of the Company, nothing has occurred that has adversely affected or would reasonably be expected to adversely affect the qualified status of such Company Benefit Plan.
(e)   The Company Benefit Plans have been established, maintained, funded and administered in all material respects in accordance with their terms and applicable Law. All payments and/or contributions required to have been made with respect to all Company Benefit Plans either have been made or have been accrued in accordance with the terms of the applicable Company Benefit Plan and applicable Law.
(f)   There are no pending or, to the knowledge of the Company, threatened suits, actions, disputes, claims (other than routine claims for benefits), arbitrations, audits, investigations, administrative or other proceedings relating to any Company Benefit Plan. No Company Benefit Plan is or, within the past six (6) years has been, the subject of an application or filing under a government-sponsored amnesty, voluntary compliance, self-correction, or similar program.
(g)   Except as set forth on Section 3.10(g) of the Company Disclosure Letter or as contemplated by Section 6.05, neither the execution and delivery of this Agreement nor the consummation of the Transactions

(either alone or in connection with any other event) will (i) result in, or cause the acceleration of vesting or payment, funding or delivery of, or increase the amount or value of, any payment or benefit to any current or former employee, officer, director, independent contractor, consultant or other service provider of the Company or any Company Subsidiary, (ii) require a contribution or payment by the Company or any Company Subsidiary to or under any Company Benefit Plan (including any obligation to fund any Company Benefit Plan), (iii) result in any limitation or restriction on the right of the Parent or any of its Affiliates to merge, amend or terminate any of the Company Benefit Plans, (iv) result in any breach or violation of, or a default under, any Company Benefit Plan or (v) result in a requirement to pay any tax “gross-up” or similar “make-whole” payments to any current or former employee, officer, director, independent contractor, consultant or other service provider of the Company or any Company Subsidiary. Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in connection with any other event) will result in any “parachute payment” (as defined in Section 280G(b)(2) of the Code).
(h)   Each Company Benefit Plan that is a “nonqualified deferred compensation plan” (as defined for purposes of Section 409A(d)(1) of the Code) has been maintained and operated, in all material respects, in compliance with Section 409A of the Code.
(i)   Each Company Benefit Plan that is maintained outside the jurisdiction of the United States, or covers any employee residing or working outside of the United States (any such Company Benefit Plan, a “Foreign Company Benefit Plan”) and related trust (i) complies in all material respects with, and has been established, maintained and administered in all material respects in compliance with, the Laws of the applicable foreign country, (ii) if, under the Laws of the applicable foreign country, required to be registered or approved by any Governmental Entity, has been so registered or approved, (iii) if intended to qualify for special tax treatment, meets all the requirements for such treatment, and (iv) if required by Law or the applicable Foreign Company Benefit Plan to be funded, insured and/or book-reserved is funded, insured and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions.
SECTION 3.11.   Litigation.   Except as set forth on Section 3.11 of the Company Disclosure Letter, there is no, and since January 1, 2019, there has not been any, suit, action, hearing, investigation, inquiry, claim, charge, action, arbitration, mediation, governmental investigation or other legal or administrative proceeding (each, an “Action”) (or group of related Actions) pending or, to the knowledge of the Company, threatened against the Company, any Company Subsidiary or any Person whose liability or obligation the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law, that in any case is or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no order against the Company or any Company Subsidiary that has had, or would reasonably be expected to have a Company Material Adverse Effect. There is no pending or threatened investigation by or before any Governmental Entity that is or would reasonably be expected to have a Company Material Adverse Effect.
SECTION 3.12.   Compliance with Applicable Laws; Permits.   The Company and the Company Subsidiaries are, and since January 1, 2019, have been, in material compliance with all applicable judgments, orders or decrees (“Judgments”) and statutes, laws (including common law), ordinances, rules and regulations (“Laws”), including those relating to occupational health and safety and the environment. Without limiting the foregoing, the Company and the Company Subsidiaries are in compliance with all material respects with, including the CAN-SPAM Act, the Telephone Consumer Protection Act, state “no-call” laws. Neither the Company nor any Company Subsidiary has received any written communication, during the past two years from a Governmental Entity that alleges that the Company or a Company Subsidiary is not in compliance in any material respect with any applicable Law. Each of the Company and the Company Subsidiaries has in effect all material approvals, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of or with all Governmental Entities, including all authorizations under Environmental Laws, (“Permits”) necessary for it to own, lease or operate its properties and assets and to carry on its business and operations as now conducted.
SECTION 3.13.   Brokers and Other Advisors.   No broker, investment banker, financial advisor or other person, other than J.P. Morgan Securities LLC and Citigroup Global Markets Inc., the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of the Company or any Company Subsidiary.

SECTION 3.14.   Opinion of Financial Advisor.   The Company has received the opinion of J.P. Morgan Securities LLC, dated the date of this Agreement, to the effect that, as of such date, the consideration to be paid to the holders of the Company Common Stock in the proposed Merger is fair, from a financial point of view, to such holders (the “Fairness Opinion”). A copy of such written opinion shall be provided to Parent solely for informational purposes promptly after receipt thereof by the Company.
SECTION 3.15.   Environmental Matters.
(a)   Neither the Company nor any of the Company Subsidiaries has (x) placed, held, located, released, transported or disposed of any Hazardous Substances on, under, from or at any of the Company’s or any of the Company Subsidiaries’ properties or any other properties, other than in a manner that could not, in all such cases taken individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, (y) any knowledge or reason to know of the presence of any Hazardous Substances on, under or at any of the Company’s or any of the Company Subsidiaries’ properties or any other property but arising from the Company’s or any of the Company Subsidiaries’ properties, other than in a manner that could not, in all such cases taken individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, or (z) received any written notice (A) of any violation of any statute, Law, ordinance, regulation, rule, judgment, decree or order of any Governmental Entity relating to any matter of pollution, protection of the environment, environmental regulation or control or regarding Hazardous Substances on or under any of the Company’s or any of the Company Subsidiaries’ properties or any other properties (collectively, “Environmental Laws”) or the institution or pendency of any Action by any Governmental Entity or any third party in connection with any such violation, (B) requiring the response to or remediation of Hazardous Substances at or arising from any of the Company’s or any of the Company Subsidiaries’ properties or any other properties, or (C) demanding payment for response to or remediation of Hazardous Substances at or arising from any of the Company’s or any of the Company Subsidiaries’ properties or any other properties. For purposes of this Agreement, the term “Hazardous Substance” shall mean any toxic or hazardous materials or substances, including asbestos, buried contaminants, chemicals, flammable explosives, radioactive materials, petroleum and petroleum products and any substances defined as, or included in the definition of, “hazardous substances”, “hazardous wastes”, “hazardous materials” or “toxic substances” under any Environmental Law.
(b)   No Environmental Law imposes any obligation upon the Company or any of the Company Subsidiaries arising out of or as a condition to any Transaction, including, without limitation, any requirement to modify or to transfer any permit or license, any requirement to file any notice or other submission with any Governmental Entity, the placement of any notice, acknowledgment or covenant in any land records, or the modification of or provision of notice under any agreement, consent order or consent decree. No Lien has been placed upon the Company’s or any of the Company Subsidiaries’ properties under any Environmental Law.
SECTION 3.16.   Material Contracts.
(a)   Except (i) for this Agreement and the other agreements entered into in connection with the Transactions and (ii) for the Contracts filed as exhibits to the Filed Company SEC Documents, subsections (i) through (xx) of Section 3.16(a) of the Company Disclosure Letter contain a list of the following Contracts to which the Company or any of the Company Subsidiaries is a party or by which the Company or any of the Company Subsidiaries is bound (such Contracts listed or required to be listed on Section 3.16(a) of the Company Disclosure Letter or required to be filed as exhibits to the Filed Company SEC Documents, the “Material Contracts”):
(i)   contains covenants binding upon the Company or any of its Subsidiaries that materially restrict the ability of the Company or any of its Subsidiaries to engage in any business or compete in any business or with any Person or operate in any geographic area, that in each case is material to the Company or any of its Subsidiaries, taken as a whole, and where the annual payments under the Contract to the Company and any Subsidiary are in excess of $2,500,000 in the aggregate for fiscal year ended March 31, 2020;
(ii)   other than with respect to (A) any partnership that is wholly owned by the Company or any of its wholly owned Subsidiaries, (B) any ordinary-course reseller relationship or (C) any Contract set forth in Section 3.16(a)(xviii) herein, is a joint venture, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership, joint venture or other similar arrangement, that is material to the business of the Company, taken as a whole;
(iii)   is an indenture, credit agreement, loan agreement, security agreement, bond, mortgage or similar Contract pursuant to which any indebtedness in excess of $3,000,000 is incurred by the Company or any of its Subsidiaries;
(iv)   prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries or prohibits the pledging of the capital stock of the Company or any of its Subsidiaries;
(v)   is with the ten largest vendors and customers of the Company or any of its Subsidiaries (as determined by total payments in fiscal year ended March 31, 2020);
(vi)   has resulted in payments to the Company or any of its Subsidiaries of more than $5,000,000 in the aggregate for fiscal year ended March 31, 2020;
(vii)   with respect to any acquisition and divestiture of assets or capital stock or other equity interests, (1) is a Contract pursuant to which the Company or any of its Subsidiaries has continuing indemnification, guarantee, “earn-out” or other contingent payment obligations or (2) has not been consummated as of the date hereof;
(viii)   is a settlement, conciliation, or similar Contract with any Governmental Entity or any other person pursuant to which the Company or any of its Subsidiaries has continuing obligations that materially restricts the operations of the Company, or such Subsidiary or Affiliate party thereto or involving the payment of more than $1,000,000 after the date of this Agreement;
(ix)   is a collective bargaining or other Contract with any labor union, works council, or other labor organization (each of the foregoing, a “Labor Union”);
(x)   requires the Company or any of its Subsidiaries, directly or indirectly, to make any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company or any of its wholly owned Subsidiaries) in any such case which is in excess of $250,000;
(xi)   (i) contains “most favored nation,” minimum use or supply requirements or similar covenants in favor of, or (ii) contains exclusive rights, rights of first refusal, rights of first negotiation or offer or similar rights in favor of, any third party, in each case where the annual payments under the Contract of the Company and any Subsidiary are in excess of $2,500,000 in the aggregate for the fiscal year ended March 31, 2020;
(xii)   is for any real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries;
(xiii)   is a Government Contract generating or reasonably expected to generate revenue in any 12 month period in excess of $1,000,000 (excluding work orders, statements of work, purchase orders and similar contracts);
(xiv)   contains a commitment by the Company or any of its Subsidiaries to make any capital expenditure, individually or in the aggregate, in excess of $2,500,000;
(xv)   is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(xvi)   is between the Company or any of its Subsidiaries or Affiliates, on the one hand, and any director or officer of the Company or any of its Subsidiaries or Affiliates or any Person beneficially owning 5% or more of the outstanding shares, on the other hand;
(xvii)   requires or permits the Company or any of its Subsidiaries or Affiliates, or any successor to, or acquirer of the Company or any of its Subsidiaries or Affiliates, to make any payment to another person as a result of a change of control of such party or gives another Person a right to receive or elect to receive such a payment;
(xviii)   is a Contract material to the Company and its Subsidiaries, taken as a whole, that grants to the Company or any of its Subsidiaries any Intellectual Property Rights or rights to any Technology owned by a Third Party (including a covenant not to be sued or right to enforce or prosecute any such Intellectual Property Rights) involving payments by the Company or any of its Subsidiaries in excess of $1,000,000 for fiscal year ended March 31, 2020;
(xix)   is a Contract material to the Company and its Subsidiaries, taken as a whole by which the Company or any of its Subsidiaries grants to any Person or group (as defined in Section 13(d)(3) of the Exchange Act) other than the Company, Parent, Sub or any Affiliates thereof (a “Third Party”) any Intellectual Property Rights or rights to any Technology owned by the Company or any of its Subsidiaries (including a covenant not to be sued or right to enforce or prosecute any such Intellectual Property Rights) (but excluding customer agreements entered into in the ordinary course of business consistent with past practices) that involve payments to the Company or any of its Subsidiaries in excess of $2,500,000 for fiscal year ended March 31, 2020; or
(xx)   is a Contract described on Section 3.16(a)(xx) of the Company Disclosure Letter.
(b)   Except for Material Contracts that have expired or terminated by their terms as of the date hereof, all of the Material Contracts are (A) valid and binding on the Company or any Subsidiary of the Company, as the case may be, and, to the knowledge of the Company, each other party thereto, as applicable, and (B) in full force and effect, except as may be limited by the Bankruptcy and Equity Exception. As of the date hereof, neither the Company nor any Subsidiary of the Company has, and to the knowledge of the Company, none of the other parties thereto have, violated any provision of, or committed or failed to perform any act, and no event or condition exists, which with or without notice, lapse of time or both would constitute a default under the provisions of any Material Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect and, as of the date hereof, neither the Company nor any Subsidiary of the Company has received written notice of any of the foregoing.
(c)   The Company has made available to Parent true, accurate and complete copies (including any amendments, supplements, annexes, exhibits and schedules thereto) of each of the Material Contracts.
SECTION 3.17.   Title to Properties.   Each of the Company and the Company Subsidiaries have good and valid title to, or in the case of assets purported to be leased by the Company and each of the Company Subsidiaries, a valid leasehold interest in, each of the material tangible assets reflected as owned or leased by the Company and each of the Company Subsidiaries on the most recent financial statements contained in the Filed Company SEC Documents (except for tangible assets sold or disposed of since June 30, 2020 in the ordinary course of business consistent with past practice and except for tangible assets being leased to the Company or any of the Company Subsidiaries with respect to which the lease has expired since such date) free of any Liens (other than Permitted Liens).
SECTION 3.18.   Intellectual Property.
(a)   Section 3.18(a) of the Company Disclosure Letter contains complete and accurate lists of all (i) Patents owned or purported to be owned by the Company and its Subsidiaries (“Company Patents”), (ii) registered Marks owned or purported to be owned by the Company and its Subsidiaries (“Company Marks”) and (iii) registered Copyrights owned or purported to be owned by the Company and its Subsidiaries (“Company Copyrights”), in each case, including all applications to register such rights (collectively the “Company Owned Registrations”) and all registrations or applications for registrations of Intellectual Property which registrations or applications for registrations are exclusively licensed to the Company or its Subsidiaries (the “Company Licensed Registrations,” with the Company Owned Registrations, the “Company Registrations”).
(b)   All Company Owned Registrations and, to the knowledge of the Company, all Company Licensed Registrations, have been duly maintained (including the payment of all registration, maintenance and renewal fees and the filing of all required responses and other documents to obtain, maintain and renew such rights), are not expired, cancelled or abandoned, are subsisting and, to the knowledge of the Company, are valid and enforceable, except for such issuances, registrations or applications that the Company or its applicable Subsidiary has permitted to expire or has cancelled or abandoned in its reasonable business judgment. The Company or its Subsidiary is the record owner of all Company Owned Registrations. Neither the Company nor any of its Subsidiaries has received any written notice within the past three (3) years challenging the legality, enforceability or ownership of any Company Intellectual Property Rights and Technology owned or purported to be owned by any of the Company (including the Company Registrations). None of the Company Owned Registrations or, to the knowledge of the Company, Company Licensed Registrations, have been adjudged invalid or unenforceable, and (i) there are no pending or to the knowledge of the Company, threatened adversarial proceedings challenging the validity, scope, title or enforceability of such Company Owned Registrations and (ii) to the knowledge of the Company, there are no pending or threatened adversarial proceedings challenging the validity, scope, title or enforceability of such Company Licensed Registrations, in each case of the foregoing clauses (i) and (ii) except for the pending applications included on such schedule that are the subject of normal examination proceedings by the USPTO and/or corresponding foreign patent and trademark offices.
(c)   The Company and its Subsidiaries wholly and exclusively own all Company Intellectual Property, free and clear of all Liens (other than Permitted Liens). Except for matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the Company nor any of its Subsidiaries is not bound by, and no Company Intellectual Property is subject to, any Contract containing any covenant or other provision that restricts the ability of the Company and its Subsidiaries to use or exploit any Company Intellectual Property anywhere in the world (other than the non-exclusive licenses of Company Intellectual Property granted in the ordinary course of business).
(d)   Except as set forth in Section 3.18(d) of the Company Disclosure Letter and except for matters that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, within the past three (3) years there have not been and there are no active, pending or, to the knowledge of the Company, threatened notices or claims against the Company and its Subsidiaries alleging (A) that the Company, its Subsidiaries, the operation of the business of the Company and its Subsidiaries or the use of Company Intellectual Property, infringes, misappropriates or violates the Intellectual Property Rights of any Third Party, including any rights of a Third Party in and to any Work Product (collectively, “Third Party IP”) (and no written communication inviting the Company or any of its Subsidiaries to take a license, covenant not to sue or the like in connection with any such alleged infringement, misappropriation or violation of Third Party IP by the Company or any of its Subsidiaries), or (B) that any of the Company Intellectual Property is invalid or unenforceable.
(e)   Except as set forth in Section 3.18(e) of the Company Disclosure Letter, to the knowledge of the Company, the Company, its Subsidiaries, the operation of the business of the Company and its Subsidiaries and the use of Company Intellectual Property, does not and has not in the past three (3) years infringed, misappropriated or violated the rights of any Person in or to any Third Party IP.
(f)   Except as set forth in Section 3.18(f) of the Company Disclosure Letter, all employees, consultants and other Third Parties who made material contributions to the discovery or development of any of the Company Intellectual Property did so either (A) within the scope of his or her employment such that, in accordance with applicable Law, all Intellectual Property Rights and Technology (including any Company Software) arising therefrom became the exclusive property of the Company and its Subsidiaries or (B) pursuant to written agreements (which, to the knowledge of the Company, are valid) irrevocably assigning, in accordance with applicable Law, all Intellectual Property Rights and Technology (including Company Software) arising therefrom to the Company and its Subsidiaries, and have executed and delivered written agreements agreeing not to use or disclose any confidential or proprietary information (including any Trade Secrets) of the Company and its Subsidiaries (or of any Third Parties for which the Company is under an obligation of confidentiality).
(g)   Except as set forth in Section 3.18(g) of the Company Disclosure Letter, to the knowledge of the Company, there is no, nor has there been within the past three (3) years any, infringement, misappropriation or violation by any Person of any of the Company Intellectual Property, and within the past three (3) years no claims for any of the foregoing have been brought or, to the knowledge of the Company, threatened against any Third Party by the Company or any of its Subsidiaries.

(h)   To the knowledge of the Company, the Company and its Subsidiaries have taken necessary and reasonable security measures in accordance with all applicable Laws to protect the secrecy of, and their rights in, all confidential information and Trade Secrets owned by the Company and its Subsidiaries, and, with respect to any confidential information or Trade Secrets owned by any Third Party that have been provided or made available to the Company and its Subsidiaries under Contract (including by any customer of the Company), to the knowledge of the Company, the Company nor any of its Subsidiaries is in breach of the terms of such Contract with respect to the confidentiality of such confidential information or Trade Secrets.
(i)   Except as set forth in Section 3.18(i) of the Company Disclosure Letter the Company and its Subsidiaries have not used, distributed, made available or otherwise disposed of (A) any Third Party IP, or (B) any Intellectual Property Rights or Technology incorporated into, embodied in or covered by any Work Product, in the case of either (A) or (B), in breach of or default under any Contract with a Third Party or in violation of any Third Party’s rights (including Intellectual Property Rights) in and to such Work Product.
(j)   Except as set forth in Section 3.18(j) of the Company Disclosure Letter to the knowledge of the Company, there are no facts, circumstances, or information that would or reasonably could be expected to adversely affect, limit, restrict, impair, or impede the ability of the Company or any of its Subsidiaries to use or practice the Company Intellectual Property following the Closing in substantially the same manner as currently used and practiced by the Company.
(k)   To the knowledge of the Company, the Company and its Subsidiaries own or are licensed under, or otherwise possesses sufficient rights under, the Intellectual Property used in or necessary to conduct the business and operations of the Company and its Subsidiaries as currently conducted. To the knowledge of the Company, the Company and its Subsidiaries will continue to own, license or have the right to use such Intellectual Property immediately following the Closing to the same extent as prior to the Closing. Without limiting the foregoing, to the knowledge of the Company, the Company and its Subsidiaries own or have sufficient licenses or rights (including, as applicable, a sufficient number of seat or site licenses) for the software and documentation and the computer, communications and network systems internally used by the Company and the Company Subsidiaries to design, develop, manufacture, fabricate, assemble, provide, distribute, support, maintain or test any of their products.
(l)   Except with respect to current and former employees and contractors bound to reasonable confidentiality obligations, neither the Company nor any of its Subsidiaries has licensed, distributed or disclosed, and knows of no unauthorized distribution or disclosure by any other person (including any former or current employees and contractors of the Company or any of the Company Subsidiaries) nor is required to provide to any Third Party the source code for any Software that is (or that the Company purports is) owned by the Company and is not Work Product (collectively, “Company Software” and such source code, “Source Code”), or grant to any Third Party any rights under the Company Intellectual Property in or to any such Source Code, and to the knowledge of the Company no circumstances or conditions exist that would result in the disclosure or delivery of any Source Code included in any Company Software to any Third Party.
(m)   The Company and its Subsidiaries implement and enforce appropriate policies in accordance with industry standards to comply with Contracts governing the use, modification and distribution of all Open Source Technology. The Company nor any of its Subsidiaries has incorporated Open Source Technology into, or combined, linked or distributed any Open Source Technology with, any Company Software in any manner that (i) creates obligations for the Company or any of its Subsidiaries to (x) disclose or distribute in Source Code form, (y) license for the purpose of making modifications or derivative works, or (z) redistribute at no charge, in each case, any part of any Company Software, or grants to any Third Party, any licenses, rights, or immunities under any Company Intellectual Property; or (ii) otherwise imposes any limitation, restriction or condition on the right or ability of the Company or any of its Subsidiaries to use, distribute, make available or otherwise dispose of any Company Software.
(n)   To the knowledge of the Company, the computer, information technology and data processing systems, facilities and services used by or for the Company or any of its Subsidiaries, including all Software, hardware, networks, communications facilities, platforms, switches, endpoints, electronics, websites, storage, firmware, and related systems and services (collectively, “Systems”) are in all material respects in good working condition and reasonably sufficient for the needs of the Company and its Subsidiaries. The

Company and its Subsidiaries (i) lawfully owns, leases or licenses all Systems and such Systems are reasonably sufficient for the immediate and anticipated needs of the Company and its Subsidiaries, including as to capacity, scalability, and ability to process current and anticipated peak volumes in a timely manner, and (ii) will continue to have such rights immediately after the Closing. In the past two (2) years, there has been no failure or other substandard performance of or any security incident involving any System that has caused a material disruption to the Company or its Subsidiaries. To the knowledge of the Company, the Company and Company Subsidiaries are not in material breach of any of their contracts relating to Systems. To the knowledge of the Company, the Systems and all Work Product do not contain any disabling codes, spyware, viruses or other software or programming routines that permit or cause unauthorized access to, or impairment, misuse or destruction of, Software, data, systems or other materials. The Company and its Subsidiaries have taken reasonable steps and implemented reasonable safeguards to protect the Systems, including by providing for the remote-site back-up of data and information critical to the Company, implementing and enforcing system and data access protocols, and maintaining industry standard disaster recovery and business continuity plans and procedures.
(o)   To the knowledge of the Company, no funding, facilities (if provided by specific grant or authorization), or personnel of any public or private university, college or other educational or research institution or Governmental Entity were used to develop or create any material Company Intellectual Property or Work Product.
(p)   Neither the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents, nor the consummation of the transactions contemplated hereby and thereby, will result in (i) a loss of, a grant or assignment of any rights or interest in, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or Lien on, any Company Intellectual Property, or (ii) a breach of or default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, any Contract with a Third Party relating to any Intellectual Property Rights.
SECTION 3.19.   Labor Matters.
(a)   There are no collective bargaining or other agreements with a Labor Union to which the Company or any of the Company Subsidiaries is a party or by which any of them is bound, no such agreement is being negotiated by the Company or any Company Subsidiary, and no employee of the Company or any of the Company Subsidiaries is represented by a Labor Union. No notice, consent or consultation obligations with respect to any employees of the Company or any of the Company Subsidiaries, or any Labor Union, will be a condition precedent to, or triggered by, the execution of this Agreement or the consummation of the Transactions. To the knowledge of the Company and the Company Subsidiaries, since January 1, 2017, neither the Company nor any of the Company Subsidiaries has encountered, nor has there been any threat of, any labor union organizing activity. Since January 1, 2017, neither the Company nor any of the Company Subsidiaries has encountered, nor has there been any threat of, any employee strikes, work stoppages, slowdowns, picketing or lockouts. There is no unfair labor practice charge or complaint or other Action pending, or, to the knowledge of the Company and the Company Subsidiaries, threatened against the Company or any of the Company Subsidiaries before the National Labor Relations Board or any similar Governmental Entity. Each of the Company and the Company Subsidiaries is, and for the past three (3) years has been, in compliance in all material respects with all applicable Laws respecting employment, including discrimination, harassment or retaliation in employment, terms and conditions of employment, termination of employment, wages, overtime and minimum wage classifications, hours, occupational safety and health, employee whistle-blowing, immigration, employee privacy, employment practices and classification of employees, consultants and independent contractors.
(b)   Since March 1, 2020, neither the Company nor any Company Subsidiary has furloughed, placed on leave (other than as required by Law), terminated the employment of, materially reduced the compensation or benefits of, or materially modified the work schedule of any of its employees, in each case for any reason relating to COVID-19. The Company and the Company Subsidiaries have materially complied with all Laws, and have made commercially reasonable efforts to comply with all guidance published by a Governmental Entity, in each case concerning workplace and employee health and safety practices relating to COVID-19. To the knowledge of the Company and the Company Subsidiaries, no current executive, key employee or group of employees has given notice of termination of employment or otherwise disclosed plans to terminate employment with the Company or any of its Subsidiaries within the twelve (12) month period following the date hereof.
(c)   Within the past ninety (90) days, neither the Company nor any Company Subsidiary has effectuated, and neither the Company nor any Company Subsidiary intends to effectuate within the ninety (90) day period following the date hereof, (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act of 1988 (the “WARN Act”)) affecting any single site of employment or one or more facilities or operating units within any single site of employment of the Company or any Company Subsidiary or (ii) a “mass layoff” (as defined in the WARN Act) affecting any single site of employment or facility of the Company or any Company Subsidiary; or, in the case of clauses (i) and (ii) of this sentence, any similar action under any comparable Law requiring notice to employees in the event of a plant closing, layoff or substantial cessation or relocation of industrial or commercial operations. Since January 1, 2017, each of the Company and each of the Company Subsidiaries has complied in all material respects with any applicable Law with respect to the employment, discharge or layoff of any such employee, including the WARN Act and any comparable Law. No employee of the Company or any Company Subsidiary is primarily based outside of the United States. Since January 1, 2017, each employee of the Company and each Company Subsidiary is employed on an “at will” basis. Each of the Company and the Company Subsidiaries has properly classified in all material respects (i) employees as exempt from applicable overtime and minimum wage Laws and (ii) consultants as independent contractors under applicable Tax reporting, withholding and related Laws.
(d)   Since January 1, 2017, (i) neither the Company nor any of the Company Subsidiaries has been a party to, or threatened with, any Action based on any alleged violation of any employment Laws or Contracts except as would not reasonably be expected to have a Company Material Adverse Effect and (ii) neither the Company nor any of the Company Subsidiaries has received notice from any Governmental Entity that any of its current or former employees has a name that does not match the social security number maintained by such Governmental Entity. Neither the Company nor any of the Company Subsidiaries is currently a party to any agreement for the provision of labor from any third party staffing agency or vendor.
(e)   There is no pending, or to the Company’s knowledge, threatened, and for the past three (3) years there has not been any (i) action, suit, claim, proceeding or investigation, (ii) to the Company’s knowledge, material breach or allegation of material breach of any policy of the Company or any Company Subsidiary or (iii) settlement or similar out-of-court or pre-litigation arrangement, in each case relating to sex-based discrimination, sexual harassment or sexual misconduct involving the Company or any Company Subsidiary or any of their current or former employees, directors, officers or independent contractors in relation to their work for the Company or any Company Subsidiary.
(f)   The Company has made available to Parent a list of each employee of the Company or any of the Company Subsidiaries who is employed primarily in the United States, earns annual base compensation equal to or greater than $150,000, and is employed under a non-immigrant work visa or other work authorization that is limited in duration, including (i) employee name, (ii) job title and (iii) type and expiration date of such visa or other work authorization.
SECTION 3.20.   Vote Required.   The only vote of holders of any class or series of Company Capital Stock necessary to approve and adopt this Agreement and the Merger is the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock and the Company Series A Preferred Stock (voting on an as-converted basis, voting together as a single class) (the “Company Stockholder Approval”). The affirmative vote of the holders of Company Capital Stock, or any of them, is not necessary to approve any Transaction Agreement other than this Agreement or consummate any Transaction other than the Merger.
SECTION 3.21.   Privacy and Data Security.
(a)   The Company and each of the Company Subsidiaries is, and has been within the five (5) year period prior to the date hereof, in material compliance with all applicable Privacy Obligations. The Company and each of the Company Subsidiaries has adopted and published privacy notices and policies that accurately describe their respective privacy practices. The Company and each of the Company Subsidiaries maintains appropriate privacy and data security policies, processes, and controls, and an appropriate, comprehensive privacy program, all of which meet or exceed the standards set forth in any applicable Privacy Obligations.
(b)   The Company and each of the Company Subsidiaries has provided all required notices, and obtained all necessary consents, required for them to Process Personal Data.
(c)   To the knowledge of the Company, the execution, delivery, performance and consummation of the transactions contemplated by this Agreement (including the Processing of Personal Data in connection therewith) will not cause or constitute a breach or violation of any applicable Privacy Obligations.
(d)   The Company and each of the Company Subsidiaries has contractually obligated all third parties Processing Personal Data on their behalf to and take reasonable measures to protect the confidentiality of any Personal Data to which such third party has been provided access.
(e)   The Company and each of the Company Subsidiaries has implemented and maintains an information security program comprising reasonable and appropriate physical, administrative and technical safeguards that are (i) appropriate to the size and scope of the Company and any Company Subsidiary and the Personal Data they Process in the conduct of their business, (ii) designed to protect the operation, confidentiality, integrity, availability and security of the Company’s and any of the Company’s Subsidiaries IT systems, and all Personal Data, against unauthorized access, acquisition, interruption, alteration, modification, or use, and (iii) consistent with the Company’s and any of the Company Subsidiaries’ Privacy Obligations. To the knowledge of the Company, within the three (3) years prior to the date hereof, neither the Company nor any Company Subsidiary has experienced any material failure of these physical, administrative and technical safeguards.
(f)   To the knowledge of the Company, there is not currently pending and there has not been within the five (5) year period prior to the date hereof, any claim, action, litigation, investigation, audit, complaint, or other proceeding to, from, by or before any Governmental Entity against the Company or any of the Company’s Subsidiaries with respect to privacy or data security, and, to the knowledge of the Company, there is no reasonable basis for such actions. To the knowledge of the Company, neither the Company nor any of the Company’s Subsidiaries has, within the five (5) year period prior to the date hereof, experienced any Security Incident, nor has, to the Company’s knowledge, any third party who Processes Personal Data on the Company’s or any of the Company’s Subsidiaries behalf, experienced any Security Incident affecting the Processing of Personal Data on behalf of the Company or any of the Company’s Subsidiaries.
SECTION 3.22.   Relationships with Customers and Distributors.   Section 3.22 of the Company Disclosure Letter lists each of the top ten (10) (i) customers and (ii) distributors or vendors, of the Company or any Company Subsidiaries, each in terms of revenues received in the fiscal year ended March 31, 2020. Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, neither the Company nor its Subsidiaries have received notice from any customer, distributor or vendor identified on Section 3.22 of the Company Disclosure Letter indicating that any such customer, distributor or vendor (i) has terminated, or intends to terminate or not renew its existing agreements with the Company or its Subsidiaries, (ii) if applicable, intends to materially reduce its level of purchases from the Company or its Subsidiaries or (iii) intends to renegotiate pricing.
SECTION 3.23.   Affiliate Transactions; Insider Interests.   (a) Since January 1, 2017, there are and have been no transactions, arrangements, understandings or Contracts between the Company or any of the Company Subsidiaries, on the one hand, and (i) affiliates of the Company or any Company Subsidiary (other than its wholly-owned Company Subsidiaries) or (ii) persons with whom such transaction, arrangement, understanding or Contract would be required to be disclosed under Item 404 of Regulation S-K of the SEC, in each case, on the other hand.
(b)   No officer or director of the Company or any of the Company Subsidiaries has any material interest in any material property, real or personal, tangible or intangible, including inventions, patents, trademarks or trade names, used in or pertaining to the business of the Company or any of the Company Subsidiaries.

SECTION 3.24.   Certain Business Practices.   (a) None of the Company or any of the Company Subsidiaries, and to the knowledge of the Company and the Company Subsidiaries, no director, officer, other employee or agent of any of the Company or any of the Company Subsidiaries, has violated or operated in noncompliance with any provision of Anticorruption Laws, and, to the knowledge of the Company and the Company Subsidiaries, none of the Company or any of the Company Subsidiaries and no such director, officer, other employee or agent has: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; or (b) offered, promised, authorized, or made any unlawful payment of any money, property, contribution, gift, entertainment or other thing of value, directly or indirectly, to foreign or domestic government officials (including any officer or employee of a government or government-owned or -controlled entity or a public international organization, or employees or to and foreign or domestic political parties or campaigns) or to any other Person or entity to influence official action or secure an improper advantage, or to encourage the recipient to breach a duty of good faith or loyalty or the policies of his/her employer, or otherwise in violation of any Anticorruption Laws. The Company and each of the Company Subsidiaries has established reasonable internal controls and procedures designed to promote compliance with the Anticorruption Laws. “Anticorruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act of 2010 and/or any other similar anti-corruption or anti-bribery Laws applicable to the Company and the Company Subsidiaries, and any rules and regulations promulgated thereunder.
(b)   None of the Company or any of the Company Subsidiaries, nor any director, officer, other employee, or to the knowledge of the Company and the Company Subsidiaries, agent of any of the Company or any of the Company Subsidiaries, is a Sanctioned Person nor has engaged in nor is now engaged in, any unlawful dealings or transactions with or for the benefit of any Sanctioned Person, nor has otherwise violated Sanctions. “Sanctioned Person” means a Person that is (a) the subject of Sanctions, (b) located in or organized under the laws of a country or territory which is the subject of country- or territory-wide Sanctions (including Cuba, Iran, North Korea, Syria, or the Crimea region), or (c) majority-owned or controlled by any of the foregoing. “Sanctions” means applicable trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (i) the United States (including without limitation the Department of Treasury, Office of Foreign Assets Control), (ii) the European Union and enforced by its member states, (iii) the United Nations, (iv) Her Majesty’s Treasury, or (v) other comparable governmental bodies with regulatory authority over the Company or any Company Subsidiary from time to time.
(c)   None of the Company or any of the Company Subsidiaries has violated or is in violation of any Anti-Money Laundering Law. “Anti-Money Laundering Law” means any anti-money laundering-related laws, regulations, and codes of practice applicable to the Company and the Company Subsidiaries and their operation, including without limitation the EU Anti-Money Laundering Directives and any laws, decrees, administrative orders, circulars, or instructions implementing or interpreting same, and the applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transaction Reporting Act of 1970.
(d)   None of the Company or any of the Company Subsidiaries is party to any pending or to the knowledge of the Company, threatened Legal Proceedings or outstanding enforcement action relating to any breach or suspected breach of Anticorruption Laws, Anti-Money Laundering Laws, or Sanctions.
(e)   The Company and each of the Company Subsidiaries has established and adhered to reasonable internal controls and procedures designed to promote compliance with the Anticorruption Laws, Anti-Money Laundering Laws, and Sanctions.
(f)   The Company and its Subsidiaries has been and is in compliance in all material respects with all applicable export restrictions relevant to their businesses.
(g)   All of the accounts receivable reflected in the financial statements contained in the Company SEC Documents represent bona fide transactions of the Company or the Company Subsidiaries that arose in the ordinary course of business, are not subject to setoffs or counterclaims and are current and collectible within 90 days of the date such account receivable was first booked (provided, that it is understood that this representation is not a guarantee of collectability of such accounts receivable). All material amounts of deferred revenue listed in the financial statements contained in the Company SEC Documents meet the GAAP definition of a liability and were appropriately recorded in the books and records in accordance with GAAP consistently applied.
SECTION 3.25.   Insurance.   The Company and the Company Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such reasonably insurable risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of the Company and the Company Subsidiaries. With respect to each insurance policy that is material to the Company and the Company Subsidiaries, taken as a whole, neither the Company nor any of the Company Subsidiaries is in material breach or default (including any breach or default with respect to the payment of premiums or the giving of notice), and, to the knowledge of the Company and the Company Subsidiaries, no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under the policy. Except for such matters as are not material to the Company or any of the Company Subsidiaries, (i) no event relating specifically to the Company or any of the Company Subsidiaries has occurred that is reasonably likely, after the date of this Agreement, to result in an upward adjustment in premiums under any insurance policies they maintain, (ii) excluding insurance policies that have expired and been replaced in the ordinary course of business, no excess liability or protection and indemnity insurance policy has been canceled by the insurer within one year prior to the date hereof, and to the knowledge of the Company and the Company Subsidiaries, no threat has been made to cancel (excluding cancellation upon expiration or failure to renew) any such insurance policy of the Company or any Company Subsidiary since January 1, 2017 and (iii) no event has occurred, including the failure by the Company or any Company Subsidiary to give any notice or information or by giving any inaccurate or erroneous notice or information, that limits or impairs the rights of the Company or any Company Subsidiary under any such excess liability or protection and indemnity insurance policies.
SECTION 3.26.   Disclaimer of Other Representations and Warranties.   The Company does not make, and has not made, any representations or warranties in connection with the Merger and the transactions contemplated hereby other than those expressly set forth herein. Except as expressly set forth herein, no person has been authorized by the Company to make any representation or warranty relating to the Company or its business, or otherwise in connection with the Merger and the transactions contemplated hereby and, if made, such representation or warranty may not be relied upon as having been authorized by the Company.
ARTICLE IV
Representations and Warranties of Parent and Sub
Parent and Sub represent and warrant to the Company that, except as set forth in the letter (with specific reference to the particular Section or subsection of this Agreement to which the information set forth in such letter relates; provided, however, that any matter disclosed in one section of such letter shall be deemed to be disclosed in such other sections of such letter to which its relevance is readily apparent on the face of such information and without the need to examine underlying documentation), dated as of the date of this Agreement, from the Parent to the Company (the “Parent Disclosure Letter”):
SECTION 4.01.   Organization, Standing and Power.   Each of Parent and Sub is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and could not reasonably be expected to have a Parent Material Adverse Effect.
SECTION 4.02.   Interim Operations of Sub.   Since its date of incorporation, Sub has not carried on any business or conducted any operations other than the execution of the Transaction Agreements, the performance of its obligations hereunder and thereunder and matters ancillary thereto.
SECTION 4.03.   Authority; Execution and Delivery; Enforceability.   Each of Parent and Sub has all requisite corporate power and authority to execute and deliver the Transaction Agreements and, subject to the adoption of this Agreement by Parent as sole stockholder of Sub, to consummate the Transactions. The execution, delivery and performance by each of Parent and Sub of each Transaction Agreement and the consummation by it of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Sub, subject to the adoption of this Agreement by Parent as sole stockholder of Sub. Promptly after the execution and delivery of this Agreement, Parent, as sole stockholder of Sub, shall adopt this Agreement. Each of Parent and Sub has duly executed and delivered each Transaction Agreement, and each Transaction Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.
SECTION 4.04.   No Conflicts; Consents.   The execution and delivery of this Agreement by Parent and Sub and the consummation by Parent and Sub of the Merger will not: (a) cause a violation of any of the provisions of the Organizational Documents of Parent or Sub; (b) cause a violation of any Law applicable to the business of Parent or Sub; (c) violate or conflict with, or result in a breach of any provision of, or require any consent, waiver or approval with respect to, or result in a default (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) or give rise to any right of termination, cancellation, modification or acceleration under, any material Contract to which Parent or Sub is a party; or (d) result in the creation of any Lien upon any of the properties, rights or assets of Parent or Sub, other than Permitted Liens, except in the case of clauses (b), (c) and (d), for any such violation, conflict, breach, consent, waiver, approval, default, right, termination, cancellation, modification, acceleration or Lien that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Except as may be required by the Exchange Act, the DGCL, the HSR Act or other applicable Antitrust Laws, the CFIUS Clearance or as set forth on Section 4.04 of the Parent Disclosure Letter, neither Parent nor Sub, nor any of Parent’s other Affiliates is required to make any filing with or to obtain any consent from any Person in connection with the execution and delivery of this Agreement by Parent or Sub or the consummation by the Parent or Sub of the Merger, except for such consents or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. No vote of Parent’s equityholders is necessary to adopt this Agreement or to approve any of the Transactions.
SECTION 4.05.   Information Supplied.   None of the information supplied or to be supplied by Parent or Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Company’s stockholders or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, except that no representation is made by Parent or Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company for inclusion or incorporation by reference therein.
SECTION 4.06.   Brokers.   No broker, investment banker, financial advisor or other person, other than Bank of America, the fees and expenses of which will be paid by Parent, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of Parent or Sub.
SECTION 4.07.   Financing.   Parent has delivered to the Company true, correct and complete fully executed copies of (i) a debt commitment letter dated the date hereof and addressed to Sub from Bank of America, N.A. and BofA Securities, Inc. pursuant to which Bank of America, N.A. has committed to provide, upon the terms and subject only to the conditions expressly set forth therein, debt financing in the amounts set forth therein for the purpose of funding the transactions contemplated by this Agreement (being collectively referred to as the “Debt Financing”) and each fee letter entered into by Parent or Sub or any of their respective Affiliates in connection therewith (such debt commitment letter and fee letters, together with all exhibits, schedules and annexes thereto, collectively, the “Debt Commitment Letters”); provided that fee amounts and other commercially sensitive terms, none of which could affect the conditionality, availability, amount, timing or termination of the Debt Financing, may have been redacted and (ii) executed equity commitment letters (the “Equity Commitment Letters” and with the Debt Commitment Letters, the “Commitment Letters”) dated the date hereof and addressed to Parent, pursuant to which each Investor has committed, upon the terms and subject only to the conditions expressly set forth therein, to provide the equity financing described therein in connection with the transactions contemplated by this Agreement

(being collectively referred to as the “Equity Financing” and together with the Debt Financing, the “Financing”). As of the date hereof, the Commitment Letters have not been amended, supplemented or otherwise modified, and no terms or commitments or other obligations thereunder have been waived, withdrawn, terminated, rescinded, repudiated, amended, supplemented or otherwise modified, and no such waiver, withdrawal, termination, rescission, repudiation, amendment, supplement or modification is contemplated (and the Company has been designated as a third party beneficiary of the Equity Commitment Letters as provided therein). Sub has fully paid any and all commitment fees or other fees incurred or payable in connection with the Financing and required to be paid on or prior to the date hereof. The proceeds of the Financing (both before and after giving effect to any “flex” provisions contained in the Debt Commitment Letters), will in the aggregate be sufficient for Sub and the Surviving Corporation to, pay the aggregate Merger Consideration and pay all other amounts required to be paid by Parent or Sub in connection with the transactions contemplated by this Agreement or the Commitment Letters (including, without limitation, the repayment of indebtedness of the Company and the Company Subsidiaries contemplated by this Agreement and the payment of all fees, costs and expenses required to be paid by Parent or Sub at Closing in connection with the Transactions or the Commitment Letters) (the amount sufficient to make such payments, the “Required Amount”). The Commitment Letters are in full force and effect as of the date hereof, and the Commitment Letters constitute valid and binding obligations of Parent and Sub, the other parties thereto, enforceable against Parent and Sub and, to the knowledge of Parent and Sub, each other party thereto, in accordance with their terms, subject to the Bankruptcy and Equity Exception. As of the date hereof, Parent has no knowledge that any event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach under any of the Commitment Letters. Neither Parent nor Sub has any reason to believe that any of the conditions to the Financing will not be satisfied on a timely basis or that the full amount of the Financing necessary to fund the Required Amount will not be made available to Sub on a timely basis in order to consummate the Merger and the other transactions contemplated hereby. There are no conditions precedent or contingencies to the obligations of the parties under the Commitment Letters (including pursuant to any “flex” provisions or otherwise) to make the full amount of the Financing available to Parent on the Closing Date upon the terms set forth therein except as expressly set forth in the Commitment Letters. As of the date hereof, there are no side letters or other agreements, Contracts or arrangements to which Parent or any of its Affiliates is a party related (directly or indirectly) to the funding or investing, as applicable, of the full amount of the Financing that could affect the conditionality, availability, amount, timing or termination of the Debt Financing other than expressly as set forth in the Commitment Letters. Parent and Sub acknowledge and agree that the obtaining of the Financing, or any Alternative Financing, is not a condition to Closing.
SECTION 4.08.   Limited Guarantees.   Concurrently with the execution of this Agreement, Parent has delivered to the Company the duly executed limited guarantees of the Investors (the “Guarantees”). The Guarantees are valid and in full force and effect, and, as of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute a default on the part of any Investor under its applicable Guarantee.
SECTION 4.09.   Solvency.   As of the Effective Time, assuming (i) satisfaction of the conditions to Parent’s obligation to consummate the Merger, or waiver of such conditions, (ii) the accuracy, in all material respects, of the representations and warranties of the Company in this Agreement (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or similar materiality qualifiers set forth therein) and the compliance, in all material respects, by the Company with the covenants contained in this Agreement and (iii) the most recent financial forecasts of the Company and the Company Subsidiaries delivered to Parent have been prepared in good faith based upon assumptions that were and continue to be reasonable, immediately after giving effect to the transactions contemplated by this Agreement, payment of all amounts to be paid on the Closing Date, including the aggregate Merger Consideration, repayment or refinancing of any indebtedness in connection with the transactions contemplated by this Agreement or the Debt Commitment Letters and payment of all related fees and expenses, the Surviving Corporation and the Company Subsidiaries, on a consolidated basis, will be Solvent. For the purposes of this Section 4.09, the term “Solvent,” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “fair saleable value” (determined on a going concern basis) of the assets of such Person will, as of such date, exceed the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable federal laws governing determinations of the insolvency of debtors (including a reasonable estimate of the amount of contingent liabilities); (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date; and (c) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature (including a reasonable estimate of the amount of contingent liabilities). For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or lines of credit, or a combination thereof, to meet its obligations as they become due.
SECTION 4.10.   Disclaimer of Other Representations and Warranties.
(a)   No Other Representations and Warranties.   Each of Parent and Sub, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III: The Company does not make, and has not made, any representations or warranties in connection with the Merger and the Transactions other than those expressly set forth herein; (ii) no Person has been authorized by the Company or its Subsidiaries or any of its Affiliates or Representatives to make any representation or warranty relating to the Company or its Subsidiaries or its businesses or operations or otherwise in connection with this Agreement or the Transactions, and if made, such representation or warranty must not be relied upon by Parent, Sub or any of their respective Affiliates or Representatives as having been authorized by the Company or its Subsidiaries or any of its Affiliates or Representatives (or any other Person); and (iii) the representations and warranties made by the Company in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company hereby disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to Parent, Sub or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements). Except as expressly set forth herein, no person has been authorized by the Company to make any representation or warranty relating to the Company or its business, or otherwise in connection with the Merger and the transactions contemplated hereby and, if made, such representation or warranty may not be relied upon as having been authorized by the Company.
(b)   No Reliance.   Each of Parent and Sub, on behalf of itself and its Affiliates, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating any of the Transactions) in reliance on: (i) any representation or warranty, express or implied; (ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Sub or any of their respective Affiliates or Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Transactions, in connection with presentations by the Company’s management or in any other forum or setting; or (iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.
(c)   Investigation.   Each of Parent and Sub acknowledges that it has had the opportunity to conduct an independent investigation regarding the Company and its Subsidiaries. Nothing in this Section 4.10 is intended to or shall modify or limit in any respect any of the representations or warranties of the Company in Article III or modify or limit any claim of fraud.
SECTION 4.11.   Anti-Money Laundering Laws.   The operations of Parent and its Affiliates are and have been conducted at all times in compliance with the Anti-Money Laundering Laws, and no Action involving Parent or its Affiliates with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of Parent and its Affiliates, threatened.
SECTION 4.12.   Not an Interested Stockholder.   Neither Parent nor any of its “affiliates” or “associates” is, or has been within the last three (3) years, an “interested stockholder” (in each case as such terms are defined in Section 203 of the DGCL) of the Company. Except as set forth on Schedule 4.12 of the Parent Disclosure Letter and except as may be deemed to be beneficially owned under the Voting Agreement, neither Parent nor any of Parent’s Subsidiaries directly or indirectly owns, and at all times within the last three (3) years, neither Parent nor any of Parent’s Subsidiaries has directly or indirectly owned, beneficially or otherwise, any Company Common Stock or any securities, contracts or obligations convertible into or exchangeable for Company Common Stock.
SECTION 4.13.   Absence of Certain Agreements.   As of the date hereof, and other than the Transaction Agreements, neither Parent, Sub nor any of their respective Affiliates has entered into any agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any agreement, arrangement or understanding (in each case, whether oral or written), (i) pursuant to which any stockholder of the Company would be entitled to receive, in respect of any share of Company Common Stock, consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company has agreed to vote to adopt this Agreement or has agreed to vote against any Superior Proposal or (ii) pursuant to which any stockholder of the Company or any of its Subsidiaries has agreed to make an investment in, or contribution to, Parent or Sub in connection with the Transactions. As of the date hereof, and other than the Transaction Agreements, there are no agreements, arrangements or understandings (in each case, whether oral or written) between Parent, Sub, any Investor or any of their respective Affiliates, on the one hand, and any member of the Company’s management or directors, on the other hand, that relate in any way to, or are in connection with, the Transactions. None of Parent, Sub, any Investor (or any of their respective Affiliates) has entered into any Contract with any commercial bank prohibiting or seeking to prohibit such commercial bank from providing or seeking to provide debt financing to any Person in connection with a transaction involving the Company or any of its Subsidiaries in connection with the Merger (provided, that the implementation of a customary “tree” structure at a commercial bank shall not be deemed to prohibit that commercial bank from providing such debt financing).
SECTION 4.14.   Stockholder, Labor and Employee Matters.   As of the date hereof, other than the Transaction Agreements, neither Parent nor Sub has: (a) entered into any employment agreement, or made or entered into any formal or informal arrangements or other understandings (whether or not binding), with any of the Company’s stockholders (other than the Investors), directors, officers or employees, or any other Contract with such Persons relating to this Agreement, the Merger or any of the other Transactions, (b) offered employment to any of the Company’s stockholders, directors, officers or employees, (c) had discussions with any of the Company’s stockholders, directors, officers or employees regarding the future terms of their employment after the Closing or (d) sold, or offered to sell, any direct or indirect equity interest in the Company to any of the Company’s stockholders (other than the Investors), directors, officers or employees.
ARTICLE V
Covenants Relating to Conduct of Business
SECTION 5.01.   Conduct of Business.   (a) From the date of this Agreement to the Effective Time, the Company shall, and shall cause each of the Company Subsidiaries to use reasonable best efforts to conduct its business in the usual, regular and ordinary course in substantially the same manner as previously conducted and use its reasonable best efforts to preserve intact its current business organization, pay its debts when due, keep available the services of its current officers and maintain the material relationships with customers, suppliers, licensors, licensees, distributors and others having significant business dealings with them intact in all material respects. In addition, and without limiting the generality of the foregoing, from the date of this Agreement to the Effective Time, the Company shall not, and shall not permit any Company Subsidiary to, directly or indirectly, do any of the following, except (A) with the prior written consent of Parent, (B) as set forth in Section 5.01 of the Company Disclosure Letter, (C) as expressly required by this Agreement or (D) during any period of full or partial suspension of operations related to COVID-19 or any COVID-19 Measures, the Company or any of its Subsidiaries may, in connection with COVID-19 or any COVID-19 Measures, take such actions as are reasonably necessary (i) to protect the health and safety of the Company’s or its Subsidiaries’ employees and other individuals having business dealings with the Company or any of its Subsidiaries or (ii) to respond to third-party supply or service disruptions caused by COVID-19 or any COVID-19 Measures, in each case of clause (D)(i) and (D)(ii), subject to reasonable prior consultation with Parent to the extent reasonably practicable:
(i)   (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, other than dividends and distributions by a direct or indirect wholly owned

Company Subsidiary to its parent, (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (C) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any Company Subsidiary or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities or (D) except as contemplated by Section 7.02(f), convert any Company Series A Preferred Stock into Company Common Stock;
(ii)   issue, deliver, sell, or grant, or agree or commit to issue, deliver, sell or grant (A) any shares of its capital stock, (B) any Voting Company Debt or other voting securities, (C) any securities convertible into or exchangeable for, or any options, restricted stock units, restricted shares, warrants or rights to acquire, any such shares, Voting Company Debt, voting securities or convertible or exchangeable securities or (D) any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based units, other than (i) the issuance, delivery or sale of shares of Company Common Stock upon the exercise of Company Stock Options or the settlement of Company RSU Awards outstanding on the date of this Agreement that are made available to Parent pursuant to Section 3.03 or disclosed on Section 3.03 of the Company Disclosure Letter, in accordance with their present terms, (ii) the conversion of Company Series A Preferred Stock into Company Common Stock as contemplated by Section 7.02(f) or (iii) grants or awards of Company securities (in respect of a maximum of 30,000 shares of Company Common Stock in the aggregate) to newly hired and/or promoted employees made in the ordinary course of business;
(iii)   amend the certificate of incorporation, bylaws or other comparable charter or organizational documents (including any certificate of designation of any class or series of Company Preferred Stock or any similar instrument) of the Company or any Company Subsidiary;
(iv)   acquire or agree to acquire (A) by merging or consolidating with, or by any other manner, any equity interests in or substantial portion of the assets of any business or any corporation, partnership, joint venture, association or other business organization or entity or division thereof other than any such acquisition (or series of related acquisitions) (A) which is in the ordinary course of business and (B) that, in a single acquisition (or series of related acquisitions), or in the aggregate, involves a purchase price (including assumption of indebtedness) of not more than $10,000,000;
(v)   except (i) as required by applicable Law, (ii) to the extent required under employment Contracts in effect as of the date hereof that have been made available to Parent or disclosed in the Filed Company SEC Documents, (iii) as set forth on Section 5.01(v) of the Company Disclosure Letter, (A) grant to any, directors or officers of the Company any increase in compensation; (B) with respect to any directors or officers of the Company, increase the amount of any bonus, incentive, change in control, retention, severance or termination pay or similar payments; (C) enter into any agreement providing for retention, change in control, severance (other than the minimum severance required by applicable Law) or other similar payments or benefits with any director, officer or employee of the Company or any of the Company Subsidiaries, except as required under any Company Benefit Plan in effect as of the date hereof that has been made available to Parent; (D) establish, adopt, enter into, terminate or amend any Company Benefit Plan; (E) negotiate, enter into, amend or extend any Contract with a Labor Union; (F) remove or modify existing restrictions in any Company Benefit Plan or awards made thereunder, or (G) take any action to accelerate any rights or benefits, or make any material determinations not in the ordinary course of business consistent with prior practice, under any Company Benefit Plan;
(vi)   implement any layoffs that would trigger or be reasonably expected to trigger obligations under the WARN Act or any comparable Law;
(vii)   make any change in accounting methods, principles or practices materially affecting the reported consolidated assets, liabilities or results of operations of the Company, except insofar as may be required by a change in GAAP or Regulation S-X promulgated under the Exchange Act or as otherwise specifically disclosed in the Filed Company SEC Documents;
(viii)   sell, lease (as lessor), license, mortgage, pledge or otherwise dispose of or subject to any Lien, charge or other encumbrance any properties or assets, except (A) pursuant to existing Contracts or commitments or in the ordinary course of business, (B) non-exclusive licenses of Company Intellectual

Property to its customers, contractors, partners, vendors or suppliers or other Third Parties in the ordinary course of business, (C) sales of inventory or used equipment in the ordinary course of business, (D) Permitted Liens incurred in the ordinary course of business or (E) sales, assignments or other transfers of Work Product to the applicable customer in the ordinary course of business;
(ix)   (A) incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for indebtedness incurred in the ordinary course of business (including borrowings under the Company’s current credit facilities, including under the Loan Agreement, and indebtedness incurred with respect to equipment leasing or indebtedness incurred in connection with any transaction permitted by clause (iv) above), but in any event not to exceed $10,000,000 in the aggregate (except for draw downs on the Company’s revolving line of credit available under the Loan Agreement made in the ordinary course of business), or (B) make any loans, advances or capital contributions to, or investments in, any other person, other than to or in the Company or any direct or indirect wholly owned Company Subsidiary;
(x)   with respect to the Company and each of its subsidiaries (A) make (other than in the ordinary course of business consistent with past practice in respect of actions that are immaterial), change or rescind any Tax election or settle or compromise any Tax liability or refund, (B) change any Tax accounting period or method or file any amended material Tax Return, (C) surrender any right to claim a refund of Taxes, or consent to any extension or waiver of the limitations period for the assessment of Taxes or (D) change the Tax residency of the Company or any of its subsidiaries;
(xi)   sell, transfer, assign, license, encumber or otherwise dispose of to any third party any item of Company Intellectual Property Rights owned or purported to be owned by the Company or any of the Company Subsidiaries (“Company Owned IP”) or any Company Intellectual Property Rights which is exclusively licensed to the Company or any of the Company Subsidiaries (including pursuant to a sale-leaseback transaction or securitization) except (A) pursuant to existing Contracts or commitments with customers for the assignment of Intellectual Property developed for such customers in the ordinary course of business, (B) pursuant to non-exclusive licenses of Company Owned IP to its customers, contractors, partners, vendors or suppliers or other Third Parties in the ordinary course of business, (C) sales of inventory or used equipment in the ordinary course of business; (D) Permitted Liens incurred in the ordinary course of business or (E) sales, assignments or other transfers of Work Product to the applicable customer in the ordinary course of business;
(xii)   change its cash management policies, including accelerating the collection of accounts receivable or deferring the payment of accounts payable;
(xiii)   (A) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Company included in the Filed Company SEC Documents or incurred in the ordinary course of business consistent with past practice, (B) cancel any material indebtedness (individually or in the aggregate) or waive any claims or rights of substantial value or (C) settle any Action requiring payments in excess of $1,000,000 (excluding amounts that are eligible to be funded by insurance proceeds) or that would restrict the operation of the business of the Company or any Company Subsidiary, in any material respect;
(xiv)   hire, engage or terminate (except for cause) the employment or engagement of any director or executive officer;
(xv)   other than in the ordinary course of business or as consented to in writing by Parent (which consent for purposes of this Section 5.01(a)(xv) shall not be unreasonably withheld, conditioned or delayed), (A) amend, modify, waive, renew or terminate any Material Contract (other than the Loan Agreement) or any provision thereof, (B) enter into, amend, modify, waive, renew or terminate any

Contract with any affiliate of the Company or a Company Subsidiary or (C) enter into any Contract that if entered into prior to the date hereof, would constitute a Material Contract;
(xvi)   authorize, adopt or implement a plan of complete or partial liquidation or dissolution of the Company or any Company Subsidiary;
(xvii)   mortgage, pledge or subject to any Lien, charge or other encumbrance, the equity interests of the Company or any Company Subsidiary, except Permitted Liens;
(xviii)   make or agree to make any new capital expenditure or expenditures that, individually, is in excess of $2,000,000 or, in the aggregate with all other capital expenditures made or agreed to be made after the date of this Agreement, are in excess of $10,000,000; or
(xix)   authorize any of, or commit or agree to take any of, the foregoing actions.
(b)   Other Actions.   The Company and Parent shall not, and shall not permit any of their respective subsidiaries to, take any action that would, or that could reasonably be expected to, result in any condition to the Merger set forth in Article VII, not being satisfied.
(c)   Advice of Changes.   The Company and Parent shall promptly advise the other in writing of any change or event that has or would reasonably be expected to have a Company Material Adverse Effect, in the case of the Company, or a Parent Material Adverse Effect, in the case of Parent; provided, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement. The Company shall, to the extent permitted by Law, promptly provide Parent and Sub with copies of all filings made by the Company with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.
(d)   Certain Tax Actions.
(i)   During the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of its subsidiaries to, (A) timely file all Tax Returns (“Post-Signing Returns”) required to be filed by or on behalf of each such entity and timely pay all Taxes due and payable in respect of such Post-Signing Returns; (B) not take any position on such Post-Signing Returns that is inconsistent with past custom and practice unless required by GAAP or applicable Law; (C) accrue a reserve in the books and records and financial statements of any such entity at such times and in such amounts as are in accordance with past practice for all Taxes payable by such entity for which no Post-Signing Return is due prior to the Effective Time, provided that to the extent such accrual is not consistent with past practice the Company shall notify in writing the Parent as reasonably practicable as possible in advance of such accrual and shall consider in good faith any comments the Parent might have in connection thereto; (D) promptly notify Parent of any Tax-related suit, claim, action, investigation, proceeding or audit (collectively, “Tax Actions”) that is or becomes pending against or with respect to the Company or any of its subsidiaries and not settle or compromise any such Tax Action without Parent’s consent (which consent shall not be unreasonably withheld or delayed); and (E) cause all existing Tax sharing agreements, Tax indemnity obligations and similar agreements, arrangements or practices other than customary agreements entered into in the ordinary course of business, the principal purpose of which is not related to Taxes (“Tax-Related Agreements”) with respect to Taxes to which the Company or any of its subsidiaries is or may be a party or by which the Company or any of its subsidiaries is or may otherwise be bound (other than Tax-Related Agreements between or among the Company and its subsidiaries) to be terminated as of the Closing Date so that after such date neither the Company nor any of its subsidiaries shall have any further rights or liabilities thereunder.
(ii)   On or no more than thirty (30) days prior to the Closing Date, the Company shall deliver to the Parent a certificate (in form and substance reasonably satisfactory to the Parent) pursuant to Treasury Regulations Section 1.1445-2(c)(3), stating that the Company is not and has not been a U.S. real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c) of the Code.
(iii)   The parties shall cooperate with each other and provide each other with all information as is reasonably necessary for the parties to satisfy the reporting obligations under Section 6043A of the Code.

(e)   Other Actions.   The Company shall comply with the obligations set forth in Section 5.01(e) of the Company Disclosure Letter.
SECTION 5.02.   No Solicitation.   (a) The Company shall not, and shall cause its subsidiaries not to, and shall cause any officer, director or employee of, or any investment banker, attorney, accountant or other advisor or representative (collectively, “Representatives”) of, the Company or any of its subsidiaries not to, directly or indirectly (i) solicit, initiate or encourage the submission of, any Acquisition Proposal, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, (ii) enter into any Acquisition Agreement with respect to any Acquisition Proposal, (iii) enter into, participate in or continue any discussions or negotiations regarding, or furnish to any Person any information with respect to, or otherwise cooperate in any way with or facilitate or enable, any Acquisition Proposal, (iv) waive, terminate, modify, fail to enforce or release any Person (other than Parent, Sub or their respective affiliates) under any “standstill” or similar agreement or obligation other than in accordance with the terms thereof, or exempt any Person (other than Parent, Sub and their respective affiliates) from the restrictions on “business combinations” contained in Section 203 of the DGCL (or similar provisions of any other Takeover Laws) or (v) propose, resolve or agree to do any of the foregoing. The Company shall, and shall cause its Representatives to, (1) cease immediately all discussions and negotiations regarding any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal, (2) immediately after the date hereof shall request the prompt return or destruction of all confidential information previously furnished to such Person(s) within the last twelve months for the purpose of evaluating a possible Acquisition Proposal and (3) terminate access to any physical or electronic data rooms relating to a possible Acquisition Proposal. Notwithstanding the foregoing, at any time prior to receipt of the Company Stockholder Approval, if the Company Board receives a written bona fide Acquisition Proposal after the date hereof that was not solicited by the Company or its Representatives and did not otherwise result from a breach or deemed breach of this Section 5.02(a) and that (I) the Company Board determines in good faith (after consultation with outside legal counsel and a financial advisor of nationally recognized reputation) constitutes or would reasonably be expected to lead to a Superior Proposal, and (II) the Company Board determines in good faith, after consultation with outside legal counsel, that failure to take the actions specified in the following clauses (x) and/or (y) of this sentence with respect to such Acquisition Proposal would be inconsistent with its fiduciary duties to the stockholders of the Company under Delaware Law, then subject to providing prior written notice (before taking the actions in the following clauses (x) or (y) hereof) of its decision to take such action to Parent as promptly as practicable after such determination was reached (and in any event, no later than 24 hours thereafter) and compliance with Section 5.02(c), the Company Board may (x) furnish information with respect to the Company to the Person making such Acquisition Proposal and its Representatives pursuant to a confidentiality agreement not materially less restrictive in the aggregate of the other party than the Confidentiality Agreement provided that, a Person who within the last twelve months that has entered into a confidentiality agreement with the Company relating to a purchase of, or business combination with, the Company shall not be required to enter into a new or revised confidentiality agreement if such confidentiality agreement remains in effect with a term of at least twelve (12) months and does not prohibit the Company from complying with this Section 5.02, and such existing confidentiality agreement shall be deemed to be an acceptable confidentiality agreement hereunder (provided, that any information provided to such Person shall have previously been made available to Parent or shall be made available to Parent prior to or at the same time as it is provided to such Person, and provided further that such confidentiality agreement shall not prohibit or purport to prohibit the Company in any way from complying with this Section 5.02 or this Agreement or include any provision calling for an exclusive right to negotiate with the Company, the Company Board or their Representatives) and (y) participate in discussions or negotiations with such Person and its Representatives regarding any Acquisition Proposal. Without limiting the foregoing, it is agreed that any breach of the restrictions set forth in the preceding sentence by any Representative or affiliate of the Company or any of its subsidiaries, whether or not such Person is purporting to act on behalf of the Company or any of its subsidiaries or otherwise, shall be deemed to be a breach of this Section 5.02(a) by the Company.
(b)   Neither the Company Board nor any committee thereof shall (i) (A) withdraw, qualify or modify in a manner adverse to Parent or Sub, or propose publicly to withdraw, qualify or modify in a manner adverse to Parent or Sub, the Company Board Recommendation, or resolve or agree to take any such action, (B) adopt, endorse, approve or recommend, or propose publicly to adopt, endorse, approve or recommend, any Acquisition Proposal, or resolve or agree to take any such action, (C) following the date any Acquisition

Proposal or any material modification thereto, or any Intervening Event, is first made public or sent or given to the stockholders of the Company, fail to issue a press release publicly reaffirming the Company Board Recommendation within five (5) business days (or, if earlier, by the second (2nd) business day prior to the Outside Date) after a written request by Parent to do so, which request shall only be made once per Acquisition Proposal or once per each material modification thereto, (D) fail to publicly recommend against any Acquisition Proposal that is a tender offer or exchange offer in a Solicitation/Recommendation Statement on Schedule 14D-9 within ten business days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer or (E) fail to include the Company Board Recommendation in the Proxy Statement when disseminated to the Company’s stockholders (any action described in this clause (i) being referred to herein as an “Adverse Recommendation Change”) or (ii) approve, authorize, cause or permit the Company or any Company Subsidiary to enter into, any letter of intent, term sheet, memorandum of understanding, agreement in principle, acquisition agreement, option agreement, merger agreement, joint venture agreement, partnership agreement or other agreement relating to any Acquisition Proposal, other than a confidentiality agreement entered into in compliance with Section 5.02(a)(II)(x) (an “Acquisition Agreement”), or resolve, agree or publicly propose to take any such action. Notwithstanding the foregoing, and only at a time prior to the receipt of the Company Stockholder Approval, the Company may (x) make an Adverse Recommendation Change under clause (A) of the definition thereof in response to an Intervening Event, (y) make an Adverse Recommendation Change under clause (A) of the definition thereof in response to a Superior Proposal or (z) terminate this Agreement pursuant to Section 8.01(f) in response to a Superior Proposal in order to enter into a definitive agreement providing for such Superior Proposal, but in each case only if: (1) the Company Board has received a Superior Proposal that did not result, directly or indirectly, from a breach of Section 5.02 (in the case of the preceding clause (y) or clause (z)), or an Intervening Event has occurred (in the case of the preceding clause (x)); (2) in light of such Superior Proposal (in the case of the preceding clause (y) or clause (z)) or such Intervening Event (in the case of the preceding clause (x)), as the case may be, the Company Board shall have determined in good faith, after consultation with outside legal counsel and consultation with a financial advisor of nationally recognized reputation, that failure to make an Adverse Recommendation Change under clause (A) of the definition thereof (in the case of the preceding clause (y)) or to terminate this Agreement (in the case of the preceding clause (z)) or to make an Adverse Recommendation Change under clause (A) of the definition thereof (in the case of the preceding clause (x)) would reasonably be expected to be inconsistent with its fiduciary duties to the stockholders of the Company under Delaware Law (any such determination, a “Withdrawal Determination”); (3) the Company has notified Parent in writing that it has made a Withdrawal Determination (any such notice, a “Triggering Notice”) and provided Parent unredacted copies of the documents and/or agreements providing for the Superior Proposal (including any other documents or agreements referred to in or to be entered into in connection with the Superior Proposal) or described the Intervening Event in writing in reasonable detail, as the case may be; (4) during the five (5) business days commencing on the date of receipt by Parent of the Triggering Notice (such time period, the “Notice Period”), if requested by Parent, the Company shall have negotiated in good faith with Parent to permit Parent to make a proposal to amend the terms of the Transactions or the Transaction Agreements; (5) at the end of the Notice Period, and taking into account any irrevocable written proposals (including any proposal to amend the terms of the Transactions or the Transaction Agreements) made by Parent since receipt of the Triggering Notice (a “Parent Proposal”), such Superior Proposal remains a Superior Proposal and the Company Board has again made a Withdrawal Determination in response to such Superior Proposal or such Intervening Event is continuing and the Company Board has again made a Withdrawal Determination in response to such Intervening Event (it being understood and agreed that if, in light of any Parent Proposal, the Company Board is no longer able to make a Withdrawal Determination with respect to such Superior Proposal or Intervening Event, then the Company shall immediately enter into amendments to the Transaction Agreements with Parent and Sub that embodies the terms of such Parent Proposal); (6) the Company is in compliance in all material respects with Section 5.02 and Parent is not at such time entitled to terminate this Agreement pursuant to Section 8.01(c) or Section 8.01(d)(ii); and (7) the Company (i) has paid prior to or concurrently pays the Termination Fee to Parent pursuant to Section 8.02 and immediately after such termination enters into a definitive agreement providing for such Superior Proposal, in the case of a termination of this Agreement pursuant to the preceding clause (z) or (ii) has set aside for immediate payment, the funds for the fee due under Section 8.02 in the case of an Adverse Recommendation Change pursuant to the preceding clause (x) or (y). The Company acknowledges and agrees that each successive modification to the financial terms or other material terms of an Acquisition Proposal that is determined to be a Superior Proposal, and any material change to the Intervening Event, shall require a new Triggering Notice and a new Notice Period (except that the five (5) business day notice period referred to in the Notice Period shall instead be equal to the longer of (I) three (3) business days and (II) the period remaining under the Notice Period immediately prior to the delivery of such additional notice under this sentence).
(c)   The Company shall promptly (but in no event more than 24 hours after receipt thereof) advise Parent in writing of any Acquisition Proposal or any inquiry with respect to or that is reasonably likely to lead to any Acquisition Proposal, the identity of the Person making any such Acquisition Proposal or inquiry and the terms of any such Acquisition Proposal or inquiry. The Company shall thereafter (i) keep Parent informed in all material respects of the inquiry or Acquisition Proposal including any change to the material terms of any such Acquisition Proposal or inquiry and (ii) provide to Parent as soon as practicable after receipt or delivery thereof with un-redacted copies of all offers, proposals, drafts and final versions (and any material amendments thereto) of agreements and financing documents, including schedules, exhibits and side letters thereto, and other material correspondence sent or provided to the Company from any third party in connection with any Acquisition Proposal or sent or provided by the Company to any third party in connection with any Acquisition Proposal.
(d)   Nothing contained in this Section 5.02 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act, Rule 14d 9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act; provided, however, that the Company and the Company Board may not effect an Adverse Recommendation Change, except to the extent permitted by Section 5.02(b). Subject to compliance with Section 5.02(b), a “stop, look and listen” disclosure in compliance with Rule 14d-9(f) of the Exchange Act shall not constitute an Adverse Recommendation Change. Notwithstanding anything in this Section 5.02(d) or the penultimate sentence of Section 5.02(b), but subject to the termination right in Section 8.01(f), the Company, the Company Board or any committee thereof may not take, agree or resolve to take any action that would result in the Company’s stockholders no longer being legally capable under the DGCL of validly adopting this Agreement.
(e)   For purposes of this Agreement:
“Acquisition Proposal” means any inquiry, proposal, or indication of interest or offer by an unaffiliated third party or the securityholders of such party relating to, or reasonably expected to lead to, in a single transaction or series of transactions: (i) the issuance by the Company to, or the acquisition by, any third party or the securityholders of any third party of, 15% or more of any class of the equity interests in the Company (by vote or by value), (ii) any merger, consolidation, business combination, reorganization, share exchange, dual listed company structure, sale of assets, recapitalization, equity investment, joint venture, exclusive license, liquidation, dissolution or other similar transaction involving the Company or the Company Subsidiaries, (iii) the acquisition (whether by merger, consolidation, equity investment, share exchange, joint venture or otherwise) by any such third party or the securityholders of such third parties, directly or indirectly, of assets that represent, or of any class of equity interest in any entity that holds assets representing, directly or indirectly, 15% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, (iv) any tender offer or exchange offer that, if consummated, would result in any such third party or by the securityholders of any such third parties beneficially owning 15% or more of the outstanding shares of Company Common Stock or any other voting securities of the Company (or instruments convertible to or exchangeable for 15% or more of such outstanding shares or securities) or (v) any combination of the foregoing.
“Superior Proposal” means any binding bona fide written Acquisition Proposal for a merger, consolidation, tender offer or exchange offer (with all of the references to “15%” included in the definition of Acquisition Proposal deemed to be replaced with “a majority”) made by a third party (who is not an affiliate of the Company), (i) on terms which the Company Board determines in good faith, after consultation with outside counsel and a financial advisor of nationally recognized reputation, would result in a transaction that is more favorable from a financial point of view to the holders of Company Common Stock than the Transactions, taking into account, among other things, all the terms and conditions of such proposal, the identity of the Person making the proposal and all legal, financial, regulatory and other aspects of such proposal and the Transaction Agreements (including any proposal by Parent to amend the terms of the Transactions or the Transaction Agreements made in writing prior to the time of determination pursuant to Section 5.02(b)), (ii) that is not subject to any “due diligence” contingency or financing contingency and (iii) that is reasonably capable of being completed on a timely basis.
“Intervening Event” means a material fact, event, change, development or circumstance related to the Company (A) that first occurs after the date of this Agreement which (i) is unknown to, nor reasonably foreseeable by, the Company Board as of or prior to the date of this Agreement and (ii) becomes known to or by the Company Board prior to the receipt of the Company Stockholder Approval or (B) that occurred prior to the date of this Agreement which (i) was known or reasonably foreseeable by the Company Board as of the date of this Agreement, but the consequences of which were not known or reasonably foreseeable to the Company Board as of the date of this Agreement and (ii) which consequences became known to or by the Company Board prior to the receipt of the Company Stockholder Approval; provided, however, that in no event shall the receipt of an Acquisition Proposal or Superior Proposal, any development or change in the industries the Company and the Company Subsidiaries operate in, or any changes in the market price or trading volume of the shares of Company Common Stock, the matter set forth in Section 5.02(e) of the Company Disclosure Letter, any increase in value of any assets of the Company or its Subsidiaries, the Company or any Company Subsidiary engaging a new client or entering into a new Contract, any changes in Laws, any COVID-19 related developments (e.g., a vaccine) or the fact in and of itself that the Company exceeds internal or published projections, in any such case, constitute or be taken into account in determining an Intervening Event.
ARTICLE VI
Additional Agreements
SECTION 6.01.   Preparation of the Proxy Statement; Stockholders Meeting.
(a)   The Company shall, as soon as practicable after the date hereof and in any event no later than the 25th calendar day immediately after the date hereof (or, if such calendar day is not a business day, on the first business day subsequent to such calendar day), prepare and file with the SEC the Proxy Statement in preliminary form, and each of the Company and Parent shall use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any questions or comments of the SEC (including any oral response to comments), the Company (x) shall provide Parent and its counsel a reasonable opportunity to review and comment on such document or response (including any proposed oral response to comments), (y) shall consider in good faith inclusion in such document or response all comments reasonably proposed by Parent and (z) shall not file or mail such document, or respond to the SEC, prior to receiving the approval of Parent or its counsel, which approval shall not be unreasonably withheld, conditioned or delayed. Without limiting the generality of the foregoing, each of Parent and Sub shall cooperate with the Company in connection with the preparation and filing of the Proxy Statement, including promptly furnishing to the Company in writing upon request any and all information relating to Parent, Sub and their respective Affiliates as may be required to be set forth in the Proxy Statement under applicable Law. Notwithstanding anything to the contrary herein, the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent or Sub for inclusion or incorporation by reference in the Proxy Statement; provided that, the Company shall be responsible if Parent notifies the Company in writing of a correction to any such information and the Company fails to promptly incorporate such correction into the Proxy Statement. In connection with the foregoing, the Company shall (i) as reasonably promptly as practicable after the later of (1) the 10-day waiting period under Rule 14a-6(a) under the Exchange Act and (2) the date on which the SEC confirms that it has no further comments on the Proxy Statement (such later date, the “Clearance Date”) cause the Proxy Statement to be mailed to the Company’s stockholders (and in no event more than two business days after the Clearance Date); and (ii) use its reasonable best efforts to solicit proxies in favor of the adoption of this Agreement and obtain the Company Stockholder Approval. Parent shall pay 50% of all filing fees required to be paid to the SEC in connection with the Proxy Statement.
(b)   Within two business days after the date hereof, the Company shall make the inquiry (i.e., the “broker search”) required by Rule 14a-13(a)(1) under the Exchange Act. The Company shall, as soon as practicable following the date hereof establish a record date (the “Record Date”) for duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Stockholders Meeting”) for the sole purpose of obtaining the Company Stockholder Approval and voting on a proposal to adjourn the Company Stockholders Meeting (and, if applicable, the advisory vote required by Rule 14a-21(c) under the Exchange Act in connection therewith), which meeting the Company shall cause to occur no later than the 40th calendar day (or, if such calendar day is not a business day, on the first business day subsequent to such calendar day) immediately after the date that the mailing of the Proxy Statement has been substantially completed. Once the Company has established the Record Date, the Company shall not change the Record Date or establish a different record date for the Company Stockholders Meeting without the prior written consent of Parent not to be unreasonably withheld, conditioned or delayed. The Proxy Statement mailed to the holders of Company Common Stock shall include the notice of appraisal rights required to be delivered by the Company pursuant to Section 262 of the DGCL that complies with applicable Law.
(c)   The Company shall, as reasonably promptly as practicable after the Clearance Date, duly call, give notice of, convene and hold the Company Stockholder Meeting for the purpose of seeking the Company Stockholder Approval; provided that notwithstanding anything else to the contrary herein, the Company may postpone or adjourn the Company Stockholder Meeting (A) with the consent of Parent, (B) for the absence of a quorum, (C) if the Company reasonably determines after consultation with outside legal counsel that the failure to adjourn, postpone or delay the Company Stockholder Meeting would be reasonably likely not to allow sufficient time under applicable Laws for the distribution of any appropriate supplement or amendment to the Proxy Statement or (D) to allow additional solicitation of votes in order to obtain the Company Stockholder Approval; provided, that the maximum amount of all such adjournments shall not exceed more than thirty (30) days in the aggregate. Unless the Company Board or any committee thereof has made an Adverse Recommendation Change in compliance with Section 5.02(b), the Company shall, through the Company Board, make the Company Board Recommendation to the stockholders of the Company, and shall include the Company Board Recommendation in the Proxy Statement. The Company shall use commercially reasonable efforts to solicit from its stockholders proxies in favor of adopting this Agreement and shall take all other action reasonably necessary or advisable to secure the Company Stockholder Approval. Without limiting the generality of the foregoing, unless this Agreement is terminated in accordance with Article VII, the Company agrees that its obligations pursuant to this Section 6.01 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company or any other person of any Acquisition Proposal or the making of any Adverse Recommendation Change. The Company shall provide updates to Parent with respect to the proxy solicitation for the Company Stockholders Meeting (including interim results) as reasonably requested by Parent. Parent shall vote or cause to be voted all shares of Company Common Stock owned by Parent or its Subsidiaries in favor of the Company Stockholder Approval.
(d)   If prior to the Company Stockholder Meeting, any event occurs with respect to the Company or Parent any of its subsidiaries, or any change occurs with respect to other information supplied by the Company or Parent for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly notify the other party of such event, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to the Company’s stockholders.
SECTION 6.02.   Access to Information; Confidentiality.   Subject to applicable Law, including Law governing the scope of permissible information exchange, the Company shall, and shall cause each of its subsidiaries to, afford to Parent and to the officers, employees, accountants, counsel, financial advisors and other representatives of Parent, reasonable access during normal business hours during the period prior to the Effective Time to all its and its subsidiaries’ properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause each of its subsidiaries to, furnish promptly to Parent (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the U.S. federal or state securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. By executing this Agreement, each of Parent and Sub agree to be bound by, and to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were parties thereto. No investigation under this Section 6.02 shall have any effect on any of the representations, warranties, conditions, covenants or agreements of the parties hereto. All information exchanged pursuant to this

Agreement shall be subject to the confidentiality agreement dated August 16, 2020 between the Company and Baring Private Equity Asia Limited (the “Confidentiality Agreement”).
SECTION 6.03.   Reasonable Best Efforts; Notification.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties (provided, that neither the Company nor any of the Company Subsidiaries will make or agree to make any payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or concede anything of monetary or economic value, for the purposes of obtaining any such third party consents without the prior consent of Parent), (iii) the defending of any lawsuits or other Legal Proceedings, whether judicial or administrative, challenging this Agreement or any other Transaction Agreement or the consummation of the Merger and the other Transactions, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of the Transaction Agreements. In furtherance and not in limitation of the foregoing, if an HSR Filing is required by Law, each of Parent and the Company shall, as promptly as practicable after the date hereof (but in any event not later than ten (10) business days after the date hereof) file with the Antitrust Division of the U.S. Department of Justice (the “DOJ”) and the Federal Trade Commission (the “FTC”) a Notification and Report Form pursuant to the HSR Act (the “HSR Filing”), and at the same time as making such HSR Filing shall request that the DOJ and the FTC grant “early termination” of the waiting period related to such HSR Filing and this Agreement and the Transactions. Parent shall pay all filing fees required to be paid in conjunction with such HSR Filing or any other Antitrust Laws, and the Company shall not be required to pay any fees or other payments to any Governmental Entity in connection with any filings under, the HSR Act or such other filings as may be required under applicable Antitrust Laws in connection with the Merger or the other Transactions. Without limiting the generality of the foregoing, each of Parent and the Company (A) shall use its reasonable best efforts to promptly provide all information requested by any Governmental Entity in connection with the Merger and the other Transactions and (B) shall use its reasonable best efforts to promptly take all actions and steps necessary to obtain and secure the expiration or termination of any applicable waiting periods under the HSR Act or other applicable compliance with any mandatory pre-merger notification and approval requirements under any foreign (non-US) investment control, antitrust or competition laws (“Foreign Antitrust Laws”) and obtain any clearance or approval required to be obtained from the FTC, the DOJ, any state attorney general, any foreign competition authority or any other Governmental Entity in connection with the Merger and the other Transactions. For the avoidance of doubt, nothing in this paragraph or Agreement shall require Parent or Sub to withdraw and resubmit the CFIUS Filing, whether in response to a request by CFIUS or any CFIUS member agency or otherwise.
(b)   The parties shall cooperate to submit a draft joint voluntary notice to CFIUS with respect to the Transactions (the “Draft CFIUS Filing”) as soon as practicable after the date of this Agreement. After receipt of confirmation that CFIUS has no further comments or inquiries related to the Draft CFIUS Filing, the parties shall promptly submit a formal joint voluntary notice to CFIUS with respect to the Transactions (the “CFIUS Filing”). The parties shall use their reasonable best efforts to comply at the earliest practicable time required by CFIUS or any CFIUS member agency with any request for additional information, documents or other materials, and will use their reasonable best efforts to cooperate with each other in connection with both the Draft CFIUS Filing and the CFIUS Filing and in connection with resolving any investigation or other inquiry of CFIUS or any CFIUS member agency. The parties shall each use their best efforts to promptly inform the other party of any oral communication with, and provide copies of written communications with, CFIUS or any CFIUS member agency regarding any such filings; provided, that no party shall be required to share communications containing its confidential business information if such confidential information is unrelated to the Transactions. The parties shall undertake reasonable best efforts to promptly take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable to obtain CFIUS Approval as soon as practicable, and in any event prior to the Outside Date, including, but not limited to, using reasonable best efforts, if required, to execute a reasonable letter of assurance or entering into another reasonable form of mitigation agreement with CFIUS or CFIUS member agencies on terms, conditions, or measures sought by CFIUS, provided, however, that no party shall be required to take or agree to take any undertaking that is not conditioned on the consummation of the Transactions. Parent shall pay all filing fees required in connection with the CFIUS Filing and the Company shall not be required to pay any fees or other payments to any Governmental Entity in connection with any filings under CFIUS.
(c)   Without limiting the generality of anything contained in Section 6.03(a), subject to applicable Law, each party hereto shall: (i) give the other parties prompt written notice of the making or commencement of any request, inquiry, investigation, action or Legal Proceeding by or before any Governmental Entity with respect to the Merger and the other Transactions; (ii) keep the other parties informed as to the status of any such request, inquiry, investigation, action or legal Proceeding; and (iii) promptly inform the other parties of any communication to or from the FTC, the DOJ or any other Governmental Entity regarding the Merger and the other Transactions. Each party hereto will consult and cooperate with the other parties and will consider in good faith the views of the other parties in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any such request, inquiry, investigation, action or Legal Proceeding. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any such request, inquiry, investigation, action or Legal Proceeding, each party hereto will permit authorized representatives of the other parties to be present at each meeting or conference relating to such request, inquiry, investigation, action or Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Entity in connection with such request, inquiry, investigation, action or Legal Proceeding; provided that documents that contain confidential or sensitive information with respect to any Investor may be provided on an outside counsel-only basis. Notwithstanding anything to the contrary in this Section 6.03, Parent shall be responsible for determining all aspects of strategy associated with obtaining any approvals, consents or waivers necessary to consummate the Merger as required under Antitrust Law.
(d)   Neither Parent nor Sub shall, nor shall they permit their respective Subsidiaries to, acquire or agree to acquire any rights, assets, business, Person or division thereof (through acquisition, license, joint venture, collaboration or otherwise), if such acquisition would reasonably be expected to materially increase the risk of not obtaining any applicable clearance, consent, approval or waiver under the HSR Act or Foreign Antitrust Laws with respect to the Merger and the other Transactions.
(e)   Nothing in this Section 6.03 shall require any Investor or any Affiliate of Parent or Sub to dispose of any of its assets or to limit its freedom of action with respect to any of their businesses or to commit or agree to any of the foregoing to obtain any consents, approvals, permits or authorizations or to remove any impediments to the Merger relating to the HSR Act, Foreign Antitrust Laws or other antitrust, competition or premerger notification, or trade regulation law, regulation or order (“Antitrust Laws”) or to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding relating to Antitrust Laws.
SECTION 6.04.   Employee Matters; Benefit Plans.
(a)   For a period of not less than twelve (12) months after the Closing Date, Parent shall, or shall cause the Surviving Corporation to, provide the employees of the Company and the Company Subsidiaries as of immediately prior to the Closing who remain in the employment of the Surviving Corporation and its Subsidiaries or who become employees of Parent or one of its Subsidiaries (the “Continuing Employees”) with (i) (A) base salary or base hourly wage rate (as applicable) and (B) any target cash incentive compensation opportunity (including bonuses and commissions, but excluding long-term incentive, equity or equity-based, change in control, retention or similar compensation or benefits), in each case in an amount at least equal to the level that was provided to each such Continuing Employee immediately prior to the Closing and (ii) employee benefits (other than any defined benefits, long-term incentive, equity or equity-based, change in control, retention or similar compensation or benefits) on substantially similar terms in the aggregate to those provided to each such Continuing Employee immediately prior to the Closing Date. Notwithstanding the foregoing, nothing in this Section 6.04 will limit or restrict Parent or any of its Affiliates (including the Company and the Company Subsidiaries) from modifying any employee’s terms and conditions of employment, including such employee’s compensation or benefits, in respect to any adverse effect experienced by Parent or its applicable Affiliate as a result of the COVID-19 pandemic, as determined by Parent or its applicable Affiliate in good faith.
(b)   Nothing contained herein shall be construed as requiring, and the Company shall take no action that would have the effect of requiring, Parent or the Surviving Corporation to continue any specific plans or to guarantee or continue the employment of any specific person for any period of time, or to preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate the employment of any Continuing Employee or any other person for any reason. Furthermore, no provision of this Agreement shall be construed as requiring Parent, the Surviving Corporation or any of their respective Subsidiaries to maintain or continue any Company Benefit Plan (subject to the limitations and requirements specifically set forth in this Section 6.04) or prohibiting or limiting the ability of Parent or the Surviving Corporation to amend, modify or terminate any plans, programs, policies, arrangements, agreements or understandings sponsored by the Parent, the Company or the Surviving Corporation and nothing therein shall be construed as an amendment to any such plan, program, policy, arrangement, agreement or understanding for any purpose. Nothing in this Section 6.04 shall confer any third party beneficiary rights or other rights or remedies of any kind or description upon any Continuing Employee or any other person other than Parent, the Company and their respective successors and assigns, or shall be treated as an amendment of, or undertaking to amend, any Company Benefit Plan.
SECTION 6.05.   Company Stock Awards.
(a)   At the Effective Time by virtue of the Merger and without any action on the part of the holders thereof, each Closing Company Stock Award shall, immediately prior to the Effective Time, be cancelled and extinguished and, in exchange therefor, each former holder of any such Closing Company Stock Award shall have the right to receive an amount in cash equal to the product of (x) the aggregate number of shares of Company Common Stock subject to such Closing Company Stock Award (it being agreed that for each Closing Company Stock Award subject to performance-based vesting conditions, the aggregate number of shares of Company Common Stock subject to such award will be deemed to be the target number of shares set forth in the applicable award agreement) immediately prior to the Effective Time and (y) the Merger Consideration, less any per share exercise or purchase price of such Closing Company Stock Award immediately prior to such cancellation, net of applicable withholding taxes and without interest (such amounts payable hereunder being referred to as the “Closing Stock Award Payments”). From and after the Effective Time, any such Closing Company Stock Award shall no longer be exercisable by the former holder thereof or settleable in Company Common Stock, but shall entitle such holder only to the payment of the Closing Stock Award Payment; provided that any Closing Company Stock Award that is a Company Stock Option that has an exercise price equal to or greater than the Merger Consideration shall be cancelled without any consideration therefor. The Closing Stock Award Payments shall be paid no later than the Company’s next regular payday following the Effective Time, net of applicable withholding taxes and without interest.
(b)   At the Effective Time by virtue of the Merger and without any action on the part of the holders thereof, each Assumed Company Stock Award shall, immediately prior to the Effective Time, be cancelled and replaced with a conditional right (each, a “Cash Replacement Award”) to receive an amount in cash equal to the product of (x) the aggregate number of shares of Company Common Stock subject to such Assumed Company Stock Award (it being agreed that for each Assumed Company Stock Award subject to performance-based vesting conditions, the aggregate number of shares of Company Common Stock subject to such award will be deemed to be the target number of shares set forth in the applicable award agreement and such awards will no longer be subject to any performance-based vesting conditions) immediately prior to the Effective Time and (y) the Merger Consideration, less any per share exercise or purchase price of such Assumed Company Stock Award immediately prior to such cancellation, net of applicable withholding taxes and without interest (such amounts, the “Cash Replacement Award Payments”). Each Cash Replacement Award will be subject to the same terms and conditions (including time-based vesting terms) that apply to the Assumed Company Stock Award that it has replaced (other than terms that are no longer applicable by virtue of the Merger, as determined by Parent in its reasonable judgment); provided, however, that any outstanding Cash Replacement Award will accelerate and vest in full (and the corresponding Cash Replacement Award Payment will become payable) upon the earliest of (i) the original applicable time-based vesting date, (ii) the date that is twelve (12) months following the Closing Date (the “Retention Date”), subject to the holder’s continued employment with the Company or the applicable Company Subsidiary through the Retention Date and (iii) the date that the holder’s employment is terminated by the Company or the applicable Company Subsidiary without Cause or by the holder for Good Reason, if applicable, in either case prior to the Retention Date (in either case, a “Qualifying Termination”), and provided that the holder provides a timely and effective release of claims in the form provided by the Company within sixty (60) days following the date of such Qualifying Termination. The Cash Replacement Award Payments shall be paid no later than the Company’s next regular payday following (A) the applicable vesting date, if payable pursuant to achievement of a time-based vesting condition prior to the Retention Date pursuant to the foregoing clause (i), (B) the Retention Date, if payable pursuant to the foregoing clause (ii) or (C) the date that is sixty (60) days after the date of the applicable holder’s Qualifying Termination, if payable pursuant to the foregoing clause (iii), in each case net of applicable withholding taxes and without interest. In the event that a holder’s employment with the Company or its applicable Company Subsidiary terminates for any reason prior to the original time-based vesting date or the Retention Date, as applicable, and such termination does not constitute a Qualifying Termination, any then-outstanding portion of such holder’s Cash Replacement Award will be automatically forfeited for no consideration.
(c)   As soon as practicable following the date of this Agreement and in all events prior to the Effective Time, the Company Board (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions or take such other actions as may be required to effect the treatment of the Company Stock Awards set forth in Section 6.05(a) and 6.05(b) above and to ensure that the conversion of Company Stock Awards pursuant to Section 6.05(a) and 6.05(b) and of Company Capital Stock pursuant to Section 2.01, in each case held by any director or officer of the Company, will be eligible for exemption under Rule 16b-3(e). For the avoidance of doubt, the treatment of the Company Stock Awards set forth in Sections 6.05(a) and 6.05(b) is permitted under the Company Plans, the award agreements issued thereunder, and any other agreements by and between a holder of a Company Stock Award and the Company or any Company Subsidiary, and does not require the consent of any such holder.
(d)   In this Agreement:
“Applicable Percentage” means the lesser of (i) seventy percent (70%) and (ii) the percentage of the aggregate number of Company Stock Awards that are unvested (after taking into the effect of the Merger) and outstanding immediately prior to the Effective Time that results in an aggregate value of at least $13,000,000 for the Cash Replacement Award Payments (assuming all applicable vesting conditions are met) in respect of the Cash Replacement Awards issued pursuant to Section 6.05(b) (rounded up to the nearest whole share for each holder).
“Assumed Company Stock Award” means each Company Stock Award that is outstanding immediately prior to the Effective Time and is not a Closing Company Stock Award.
“Cause” as to any holder of a Company Stock Award (i) has the meaning ascribed to such term in any employment agreement by and between such holder and the Company or any Company Subsidiary, as in effect as of the date hereof or (ii) if no such agreement exists or has such a term, means the occurrence of any of the following, as determined by Parent: (A) such holder’s material failure to perform, or substantial negligence in the performance of, such holder’s duties and responsibilities to Parent and its Affiliates, (B) such holder’s breach of any confidentiality, non-competition or other restrictive covenants set forth in any written agreement by and between such holder and Parent or any of its Affiliates, (C) such holder’s material breach of any other provision of any such written agreement or of any material policy of Parent or any of its Affiliates, (D) such holder’s fraud, theft or embezzlement with respect to Parent or any of its Affiliates or (E) other misconduct by such holder that causes, or would reasonably be expected to cause, material harm to Parent or any of its Affiliates.
“Closing Company Stock Award” means (i) each Company Stock Award, whether vested or unvested, that is outstanding and held by a non-employee member of the Company Board immediately prior to the Effective Time, (ii) each Company Stock Award that is vested (after taking into account the effect of the

Merger) and outstanding immediately prior to the Effective Time and (iii) the Applicable Percentage of each Company Stock Award that is unvested (after taking into account the effect of the Merger) and outstanding immediately prior to the Effective Time, with the Applicable Percentage for any holder to be applied by the Company pro-rata across all of such holder’s unvested and outstanding Company Stock Awards, by grant date and award type.
“Company Stock Award” has the meaning set forth in Section 3.03.
“Company Stock Plans” means the Company’s 2007 Stock Option and Incentive Plan and 2015 Stock Option and Incentive Plan.
“Good Reason” as to any holder of a Company Stock Award has the meaning ascribed to such term in the employment agreement, if any, by and between such holder and the Company or any Company Subsidiary, as in effect as of the date hereof and shall otherwise not apply to any holder of a Company Stock Award.
SECTION 6.06.   Takeover Laws.   The Company and the Company Board shall (i) take all action necessary to ensure that no Takeover Law is or becomes applicable to any Transaction or this Agreement or any other Transaction Agreement and (ii) if any Takeover Law becomes applicable to any Transaction or this Agreement or any other Transaction Agreement, take all action necessary to ensure that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by the Transaction Agreements.
SECTION 6.07.   Indemnification and Insurance.   (a) From and after the Effective Time, Parent shall cause the Company to: (i) indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or of a Subsidiary of the Company (each an “Indemnified Party”) for any and all costs and expenses (including reasonable fees and expenses of legal counsel, which shall be advanced as they are incurred, on a current basis but no later than thirty (30) days after a written request by the Indemnified Party to Parent or the Company for such advancement; provided that the Indemnified Party shall have made an undertaking to repay such expenses if it is ultimately determined that such Indemnified Party was not entitled to indemnification under this Section 6.07, such undertaking to be unsecured and made without reference to the Indemnified Party’s ability to repay such advancements or ultimate entitlement to indemnification hereunder, judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or reasonably incurred by such Indemnified Party in connection with or arising out of any demand, action, suit or other Legal Proceeding (whether civil or criminal) in which such Indemnified Party may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness) (an “Indemnified Party Proceeding”) (A) by reason of such Indemnified Party’s being or having been such director or officer of the Company or any of its Subsidiaries or otherwise in connection with any action taken or not taken at the request of the Company or any of its Subsidiaries or (B) arising out of such Indemnified Party’s service in connection with any other corporation or organization for which he or she serves or has served as a director, officer, employee, agent, trustee or fiduciary at the request of the Company (including in any capacity with respect to any employee benefit plan), in each of (A) or (B), whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened and at, or at any time prior to, the Effective Time (including any Indemnified Party Proceeding relating in whole or in part to the transactions contemplated hereby or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party), to the fullest extent permitted under applicable Law; and (ii) fulfill and honor in all respects the obligations of the Company pursuant to: (x) each indemnification agreement in effect as of the date hereof between the Company and any Indemnified Party; and (y) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the Company’s certificate of incorporation or bylaws as in effect on the date hereof. With respect to any determination of whether any Indemnified Party is entitled to indemnification by Parent or the Company under this Section 6.07, such Indemnified Party shall have the right, as contemplated by the DGCL, to require that such determination be promptly made by special, independent legal counsel selected by the Indemnified Party, the fees and expenses of such legal counsel to be borne by Parent or the Company. Parent shall pay all expenses, including reasonable fees and expenses of legal counsel, that may be incurred by Indemnified Parties in connection with their enforcement of their rights provided under this Section 6.07, including the advancement of such fees and expenses, which shall be advanced as they are incurred, on a current basis but no later than thirty

(30) days after a written request by the Indemnified Party to Parent for such advancement upon receipt by Parent of an undertaking by or on behalf of the Indemnified Party to repay such amount if it shall be determined that such Indemnified Party is not entitled to be indemnified under this Section 6.07 (such undertaking to be unsecured and made without reference to the Indemnified Party’s ability to repay such advancements or ultimate entitlement to indemnification hereunder). Parent’s and the Company’s obligations under the foregoing clauses (i) and (ii) shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any claim asserted or made within such period shall continue until the final disposition of such claim. If an Indemnified Party commences a suit alleging that Parent or the Company failed to comply with its obligations under this Section 6.07, Parent shall pay such Indemnified Party’s costs and expenses (including reasonable attorney’s fees and expenses which, with respect to an Indemnified Party, shall be advanced as they are incurred, on a current basis but no later than thirty (30) days after a written request by the Indemnified Party to Parent for such advancement upon receipt by Parent of an undertaking by or on behalf of the Indemnified Party to repay such amount if it shall be determined that such Indemnified Party is not entitled to be indemnified under this Section 6.07) in connection with such suit, together with interest thereon at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding).
(b)   For six (6) years after the Effective Time, Parent shall, and shall cause the Company to, maintain officers’ and directors’ liability insurance with respect to claims arising from acts, errors or omissions that occurred at or prior to the Effective Time, including in respect of the transactions contemplated hereby, covering each such Person currently covered by the Company’s officers’ and directors’ liability insurance policies on terms with respect to coverage and amount no less favorable than those of such policies in effect on the date hereof; provided, however, that in satisfying its obligation under this Section 6.07(b), neither Parent nor the Company shall be obligated to pay an aggregate amount for such insurance policies in excess of 300% of the amount per annum the Company paid in its last full fiscal year prior to the date hereof (the “Current Premium”) and if such aggregate amount for such insurance policies would at any time exceed 300% of the Current Premium, then the Company shall cause to be maintained policies of insurance that, in the Company’s good faith judgment, provide the maximum coverage available at an aggregate amount for such insurance policies equal to 300% of the Current Premium. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid “tail” or “runoff” policies have been obtained by the Company (and Parent hereby consents to the Company obtaining such policies) prior to the Effective Time, which policies provide such Persons currently covered by such policies with coverage for an aggregate period of six (6) years with respect to claims arising from acts, errors or omissions that occurred at or prior to the Effective Time, including in respect of the transactions contemplated; provided, however, that the amount paid for such prepaid policies does not exceed 300% of the Current Premium. If such prepaid policies have been obtained prior to the Effective Time, Sub shall (and Parent shall cause Sub to) maintain such policies in full force and effect for their full term, and continue to honor the obligations thereunder.
(c)   If Parent or the Company or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, or if Parent dissolves the Company, then, and in each such case proper provision shall be made so that the successors and assigns of Parent or the Company, as the case may be, shall assume the obligations set forth in this Section 6.07.
(d)   The provisions of this Section 6.07 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification, advancement or contribution that any such individual may have under, with respect to any entity, (a) if such entity is a corporation, such entity’s certificate or articles of incorporation, by-laws and similar organizational documents (including any certificate of designation), (b) if such entity is a limited liability company, such entity’s certificate or articles of formation and operating agreement, and (c) if such entity is another type of business organization, such entity’s similar organizational and governing documents by Contract or otherwise. The obligations of Parent and the Company under this Section 6.07 shall not be terminated or modified in such a manner as to adversely affect in any material respect the rights of any Indemnified Party unless (x) such termination or modification is required by applicable Law or (y) the affected Indemnified Party shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnified Parties shall be Third Party beneficiaries of this Section 6.07). Nothing in this Agreement, including this Section 6.07, is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company, any Subsidiaries or the Indemnified Parties, it being understood and agreed that the indemnity rights and other rights provided for in this Section 6.07 is not prior to, or in substitution for, any such claims under any such policies. Parent and the Company jointly and severally agree to promptly pay or advance, upon written request of an Indemnified Party and an undertaking by or on behalf of the Indemnified Party to repay such amount if it shall be determined that such Indemnified Party is not entitled to be indemnified under this Section 6.07 (such undertaking to be unsecured and made without reference to the Indemnified Party’s ability to repay such advancements or ultimate entitlement to indemnification hereunder), all costs, fees and expenses, including attorneys’ fees, that may be incurred by the Indemnified Parties in enforcing their indemnity rights and other rights provided in this Section 6.07.
SECTION 6.08.   Fees and Expenses.   Except as provided in this Agreement, all fees and expenses incurred in connection with the Merger and the other Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated, except that, after the Closing, all documentary, sales, use, real property transfer, real property gains, registration, value added, transfer, stamp, recording and similar Taxes, fees, and costs together with any interest thereon, penalties, fines, costs, fees, additions to Tax or additional amounts with respect thereto incurred in connection with this Agreement and the transactions contemplated hereby (“Conveyance Taxes”), shall be paid by Parent, and Parent shall file all Tax Returns related to such Conveyance Taxes, regardless of who may be liable therefor under applicable Law.
SECTION 6.09.   Public Announcements.   Parent and Sub, on the one hand, and the Company, on the other hand, shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger and the other Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange; provided, however, that the Company will not be obligated to engage in such consultation with respect to communications that are (1) principally directed to employees, customers, partners or vendors so long as such communications are substantially identical with previous releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other party) or (2) relating to a Superior Proposal or Adverse Recommendation Change.
SECTION 6.10.   Transaction Litigation.   The Company shall give Parent the opportunity to participate in the defense or settlement of any stockholder litigation against the Company or its directors, officer or stockholders relating to the Transaction Agreements or any Transaction (“Transaction Litigation”), and no such settlement shall be agreed to without Parent’s prior written consent (which shall not be unreasonably withheld, delayed or conditioned). Without otherwise limiting the Indemnified Parties’ rights with regard to the right to counsel, following the Effective Time, the Indemnified Parties shall be entitled to continue to retain Goodwin Procter LLP or such other counsel selected by such Indemnified Parties prior to the Effective Time to defend any Transaction Litigation.
SECTION 6.11.   Financing.
(a)   Each of Parent and Sub shall use, and shall cause their respective Affiliates and each of its and their respective Representatives to use, their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to arrange, obtain and consummate the Debt Financing upon the terms and subject only to the conditions (including, to the extent required, the full exercise of any “flex” provisions) expressly set forth in the Debt Commitment Letters, including using reasonable best efforts (i) to maintain in full force and effect the Debt Commitment Letters in accordance with the terms thereof until the consummation of the transactions contemplated hereby, (ii) to promptly negotiate, enter into and deliver definitive agreements with respect to the Debt Financing (collectively, the “Debt Financing Agreements”) upon the terms and subject only to the conditions expressly set forth in the Debt Commitment Letters (including any applicable “flex” provisions) and further subject to any amendments, modifications or supplements thereto, or replacements or waivers thereof, in each case, not prohibited by this Agreement, (iii) to satisfy on a timely basis (but in any event, at or prior to Closing)

all conditions to the funding of the full amount of the Debt Financing that are within Parent’s or Sub’s control, and (iv) to enforce its rights under or with respect to the Debt Commitment Letters and the Debt Financing Agreements.
(b)   Neither Parent nor Sub shall permit any amendment, supplement or other modification to, or grant any waiver of any terms under, the Debt Commitment Letters, in each case without the prior written consent of the Company (not to be unreasonably withheld, conditioned, or delayed), if such amendment, supplement, or other modification or waiver would or would reasonably be expected to (A) reduce the aggregate amount of the Debt Financing (including by increasing the amount of fees to be paid or original issue discount) to an amount that, when taken together with the proceeds of the Equity Financing (including any increases to the Equity Financing), would be less than the Required Amount, (B) impose new or additional conditions to the funding of the full amount of the Debt Financing on the Closing Date (or otherwise expand or modify any existing condition to the funding of the Debt Financing set forth in the Debt Commitment Letters) in a manner that could prevent, impede or delay the consummation of the Debt Financing on the Closing Date, or (C) (i) prevent, impede or delay the consummation of the Debt Financing on the Closing Date, or (ii) adversely impact the ability of Parent to enforce its rights under the Debt Commitment Letters or the Debt Financing Agreements; provided that Parent and Sub may amend, supplement, replace, substitute or modify the Debt Commitment Letters to the extent not prohibited by this Section 6.11(b) (including to add additional agents, co-agents, lenders, lead arrangers, joint bookrunners, syndication agents, managers or similar entities that have not executed such Debt Commitment Letters as of the date hereof, together with any conforming or ministerial changes related thereto). Parent shall deliver to the Company copies of any amendment, supplement or other modification, or waiver of any terms under, to the Debt Commitment Letters, promptly (and in any event within two business days) following receipt.
(c)   Upon reasonable request of the Company, Parent shall keep the Company informed on a reasonably current basis in reasonable detail of the status of its efforts to arrange the Debt Financing; provided, however, that nothing in this sentence shall require Parent to disclose any information that is legally privileged or the disclosure of which would result in the breach of any of Parent or Sub’s, as applicable, confidentiality obligations set forth in the Debt Commitment Letters (as in effect on the date hereof). Without limiting the generality of the foregoing, Parent and Sub shall give the Company prompt written notice (and in any event within three business days following becoming aware thereof) (w) of any actual or alleged breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any breach or default) by Parent or Sub, or to the knowledge of Parent or Sub, any other person party to any of the Debt Commitment Letters or the Debt Financing Agreements, (x) of the receipt of any written notice or other written communication from any Debt Financing Source with respect to any actual or alleged breach, default, termination or repudiation by any party to any of the Debt Commitment Letters or any Debt Financing Agreement or any provisions of the Debt Commitment Letters or any Debt Financing Agreements (including any actual withdrawal, termination or any material change in the terms of (including the amount of) the Debt Financing), (y) of any material dispute or disagreement between or among the parties to any of the Debt Commitment Letters or the Debt Financing Agreements with respect to the obligation to fund the Debt Financing or the amount of the Financing to be funded at Closing, or (z) if any time for any reason either Parent or Sub believes in good faith that it will not be able to (or is not reasonably likely to be able to) obtain, all or any portion of the Debt Financing upon the terms and subject only to the conditions expressly set forth in the Debt Commitment Letters in the manner or from the sources contemplated by any of the Debt Commitment Letters or the Debt Financing Agreements. As soon as reasonably practicable, but in any event within two (2) business day of the date the Company delivers to Parent or Sub a written request therefor, Parent and Sub shall provide any information reasonably requested by the Company relating to any circumstance referred to in clause (w), (x), (y) or (z) of the immediately preceding sentence or the status of the Debt Financing.
(d)   If any portion of the Debt Financing otherwise becomes unavailable, and such portion is required to fund the Required Amount on the Closing Date, Parent and Sub shall, and shall cause their Affiliates to, use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange, obtain and consummate, at its sole expense, in replacement thereof alternative financing from the same or alternative sources in an amount that, when taken together with the proceeds of the Equity Financing (including any increases to the Equity Financing), is sufficient to fund the Required Amount on terms and conditions not less favorable, taken as a whole, to the Company or Parent (in the reasonable judgment of Parent) than the terms set forth in the Debt Commitment Letters (including the flex provisions thereof) as promptly as reasonably practicable following the occurrence of such event (the “Alternative Financing”). Any reference in this Agreement to (1) the “Debt Financing” shall include any such Alternative Financing, (2) the “Debt Commitment Letters” shall include the commitment letters and the corresponding fee letter with respect to any such Alternative Financing, (3) the “Debt Financing Agreements” shall include the definitive agreements with respect to any such Alternative Financing and (4) the “Debt Financing Sources” shall include the financing institutions contemplated to provide any such Alternative Financing. Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 6.11 (d) shall require, and in no event shall the reasonable best efforts of Parent or Sub be deemed or construed to require, either Parent or Sub to pay any fees or any interest rates applicable to the Debt Financing in excess of those contemplated by the Debt Commitment Letters (including the flex provisions), but other than de minimis amounts, or agree to terms (including the flex provisions) that are less favorable, taken as a whole, to Parent, Sub or the Surviving Corporation than the terms contemplated by the Debt Commitment Letters (determined after giving effect to all amendments and other modifications permitted pursuant to the “market flex” provisions of the Debt Commitment Letters as if such amendments and other modifications had been implemented to the maximum extent permitted thereunder) (in either case, whether to secure waiver of any conditions contained therein or otherwise). Parent shall deliver to the Company true, correct and complete copies of all agreements related to such Alternative Financing (including commitment letters, engagement letters, side letters and fee letters (subject to customary redaction of fee amounts and other commercially sensitive economic terms, so long as such redactions do not extend to any terms that could affect the conditionality, availability, amount, timing or termination of the Financing)) promptly (and in any event within two business days) following execution thereof. Parent and Sub acknowledge and agree that the obtaining of the Financing, or any Alternative Financing, is not a condition to Closing.
(e)   Prior to the Closing, the Company shall use reasonable best efforts to provide to Parent and Sub, and shall cause each of its Subsidiaries to use reasonable best efforts to provide, and shall use its reasonable best efforts to cause its Representatives, including legal and accounting, to provide, in each case, at the sole cost and expense of Parent and Sub, all cooperation reasonably requested in writing by Parent and Sub that is customary in connection with arranging, obtaining and syndicating debt financings similar to the Debt Financing, including using reasonable best efforts to: (i) assist with the preparation of Offering Documents; (ii) furnish to Parent as promptly as reasonably practicable with the Required Information and all other available pertinent financial information relating to the Company and the Company Subsidiaries (including their businesses, operations, financial projections and prospects) as may be reasonably requested by Parent to assist in preparation of the Offering Documents; (iii) having the Company designate members of senior management of the Company to execute customary authorization letters with respect to the Offering Documents and upon reasonable written notice, participate in a reasonable number of meetings and presentations to or with prospective lenders, due diligence sessions (including requesting accountants to participate in such due diligence sessions), drafting sessions and sessions with ratings agencies in connection with the Debt Financing, including direct contact between appropriate members of senior management of the Company and the Company Subsidiaries and Parent’s Debt Financing Sources and other potential lenders in the Debt Financing (all such meetings, presentations or sessions may be teleconferences in lieu of such meetings); (iv) requesting the Company’s independent auditors to cooperate with Parent’s reasonable best efforts to obtain customary accountant’s comfort letters (including “negative assurance”) and consents from the Company’s independent auditors; (v) reasonably assist Parent in obtaining any corporate and family ratings from any ratings agencies contemplated by the Debt Commitment Letters; (vi) assist in the preparation, registration or execution of, definitive financing documents, including guarantee and collateral documents, customary closing certificates (including a certificate of an appropriate officer of the Company with respect to solvency of the Company and the Company Subsidiaries to the extent required by, or necessary to satisfy conditions precedent under, the Debt Commitment Letters), instruments, filings, security agreements and other documents as may be reasonably requested by Parent and other matters ancillary to, or required in connection with the Debt Financing to the extent required on the Closing Date by the terms of the Debt Commitment Letters (but in no event shall Company be required to execute documents or arrangements that would be effective prior to Closing); (vii) assist with requesting from the Company’s existing lenders the Payoff Letter (including the lien releases referenced therein); and (viii) furnish to Parent at least four (4) business days prior to the Closing Date to the extent reasonably requested by Parent within 10 business days prior to the Closing Date (1) all documentation and other information about the Company and its Subsidiaries customarily required by Governmental Entities with respect to the Debt Financing under applicable “know your customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended) and (2) if the Company qualifies as a “legal entity customer” under 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”), a certification regarding individual beneficial ownership solely to the extent required by the Beneficial Ownership Regulation in relation to the Company. Notwithstanding anything to the contrary in this Agreement, (i) the Company and the Company Subsidiaries shall not be required to provide any cooperation pursuant to this Section 6.11 (e) to the extent it would unreasonably interfere with the business or ongoing operations of the Company or its Subsidiaries, (ii) the Company and the Company Subsidiaries shall not be required to pay any commitment or other similar fee or incur any other liability (including due to act or omission by the Company, its Subsidiaries or any of the their respective Affiliates or Representatives), or expenses (including reasonable attorney’s and accounting fees) or give any indemnity in connection with the Debt Financing (other than expenses promptly reimbursed by Parent at or prior to Closing in accordance with the terms of this Section 6.11), (iii) none of the Company or any of its Subsidiaries, or any Persons who are directors of the Company or any of its Subsidiaries at any time prior to the Closing that do not continue in such role as of Closing shall be required to pass resolutions or consents to approve or authorize the execution of the Debt Financing, (iv) the Company and the Company Subsidiaries shall not be required to provide any cooperation pursuant to this Section 6.11 (e) to the extent it would (A) cause any covenant, representation or warranty in this Agreement to be breached (unless otherwise agreed or waived by the parties hereto in accordance with this Agreement); (B) cause any closing condition set forth in Article VII to fail to be satisfied or otherwise cause the breach of this Agreement or any Contract to which the any of the Company or its Subsidiaries is a party; (C) require any officer, director or other Representative of the Company or any of its Subsidiaries to deliver any certificate that such officer, director other Representative believes, in good faith, contains any untrue certifications or requires the Company or its Subsidiaries to give or deliver any legal opinion or other opinion of counsel; (D) require the Company or its Subsidiaries to provide any information that is prohibited or restricted by applicable Law or applicable confidentiality undertaking or that constitutes privileged information or attorney-client work product (provided that the Company, its Subsidiaries or any of its or their respective officers, employees, advisors and other Representatives shall take reasonable measures to permit access or disclosure in compliance hereunder in a manner that avoids any such harm or consequence); or (E) require the Company or its Subsidiaries to take any action that is prohibited or restricted by, or will conflict with or violate, its organizational documents, or would result in a violation or breach of, or default under, any agreement or Contract to which the Company or any of its Subsidiaries is a party. Parent and Sub agree that any information regarding the Company or any of its Subsidiaries or Affiliates contained in any Offering Document or other materials in connection with the Debt Financing shall be subject to the prior review of the Company.
(f)   Parent shall indemnify and hold harmless the Company and the Company Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, fees, costs, expenses (including reasonable attorneys’ and accountants’ fees), interest, awards, judgments and penalties suffered or incurred in connection with this Section 6.11, except to the extent arising or resulting from (i) such Persons’ gross negligence, fraud or willful misconduct or (ii) information furnished in writing by or on behalf of such Persons by their representatives, including financial statements. Parent shall, promptly upon request by the Company (and in any event by the earlier of the Closing and the termination date hereof), reimburse the Company and its Representatives for all reasonable and documented out-of-pocket fees, costs and expenses (including reasonable attorneys’ and accountants’ fees) incurred by the Company and the Company Subsidiaries and their respective Representatives in connection with this Section 6.11 (“Financing Expenses”).
(g)   The Company hereby consents to the use of the Company’s name, trademarks and logos in connection with the Debt Financing in substantially the same manner currently being used; provided that such name, trademarks and logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries. In connection with any Offering Document prepared by Parent and used to market any debt securities or debt financing contemplated pursuant to the Debt Commitment Letters prior to the Closing, the Company will, upon reasonable written request of Parent, use its reasonable best efforts to update any Required Information included in such Offering Document so that Parent may ensure that such

Required Information, when taken as a whole, does not contain as of the time provided, giving effect to any supplements, any untrue statement of material fact or omit to state any material fact necessary in order to make the statements contained therein not materially misleading.
SECTION 6.12.   Stock Exchange Delisting and Deregistration.   Prior to the Effective Time, the Company shall cooperate with Parent and use its commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part under applicable Law and the rules and requirements of NASDAQ to cause the delisting of the Company Common Stock from NASDAQ as promptly as practicable after the Effective Time, and in any event no more than two business days after the Closing Date, and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after such delisting.
SECTION 6.13.   Resignation of Directors.   Prior to the Closing, the Company shall deliver to Parent evidence reasonably satisfactory to Parent of the resignation of all the directors of the Company, effective as of the Effective Time.
SECTION 6.14.   Transfer Restrictions.   The Company agrees, with respect to each stockholder that is a party to the Voting Agreement, that if any such stockholder attempts to Transfer (as defined in the Voting Agreement), vote or provide any other person with the authority to vote any of the shares of Company Capital Stock owned by such stockholder other than in compliance with the Voting Agreement, the Company shall not (a) permit any such Transfer on the Company’s books and records, (b) issue a new certificate representing any of the shares of Company Capital Stock or permit any book entries for any such Transfer with respect to any shares of Company Capital Stock that are in uncertificated form or (c) record such vote, in each case.
SECTION 6.15.   Company Series A Preferred Stock.   Immediately prior to the Effective Time, the Company shall take all actions necessary to facilitate any request by a holder of Company Series A Preferred Stock to convert its Company Series A Preferred Stock into Company Common Stock. Prior to the time that is immediately prior to the Effective Time, the Company shall not, unless requested by a holder of Company Series A Preferred Stock in accordance with the terms of the Certificate of Powers, Designations, Preferences and Rights of such Company Series A Preferred Stock, authorize, permit or take any action to, convert the Company Series A Preferred Stock into Company Common Stock.
SECTION 6.16.   Payoff Letter.   The Company shall deliver to Parent by no later than one (1) business day prior to the Closing Date a customary payoff letter (the “Payoff Letter”) in connection with the repayment of all outstanding indebtedness under the Loan Agreement and, which Payoff Letter shall provide for, among other customary items (and subject to receipt of the applicable payoff amount), customary Lien releases.
SECTION 6.17.   Section 16 Matters.   Prior to the Effective Time, the Company shall, and shall be permitted to, take all such steps as may reasonably be necessary to cause the Transactions, including any dispositions of shares of Company Common Stock (including any Company Stock Awards) by each Person who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 under the Exchange Act.
ARTICLE VII
Conditions Precedent
SECTION 7.01.   Conditions to Each Party’s Obligation To Effect The Merger.    The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
(a)   Stockholder Approval.   The Company shall have obtained the Company Stockholder Approval.
(b)   Antitrust.   The waiting period (and any extension thereof) applicable, if any, to the Merger under the HSR Act shall have been terminated or shall have expired. Any consents, approvals and filings required under any Foreign Antitrust Law, the absence of which would prohibit the consummation of the Merger, shall have been obtained or made. The Foreign Regulatory Approvals shall have been obtained.

(c)   No Injunctions or Restraints.   No temporary restraining order, preliminary or permanent injunction or other Judgment issued by any court of competent jurisdiction or other Law, restraint or prohibition by any Governmental Entity (collectively, “Legal Restraints”) shall be in effect preventing the consummation of the Merger.
(d)   CFIUS.   The parties shall have obtained CFIUS Approval.
SECTION 7.02.   Conditions to Obligations of Parent and Sub.   The obligations of Parent and Sub to effect the Merger are further subject to the following conditions:
(a)   Representations and Warranties.   (i) The representations and warranties of the Company in Section 3.01 (Organization, Standing and Power), Section 3.02 (Company Subsidiaries; Equity Interests), Section 3.03(a), (b), (c) (first sentence only) and (f) (Capital Structure), Section 3.04 (Authority; Execution and Delivery; Enforceability), Section 3.13 (Brokers and Other Advisors) and in Section 3.20 (Vote Required) shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all but de minimis respects on and as of such earlier date), and (ii) each of the other representations and warranties (excluding those representations and warranties specified in the preceding clause (i) of this Section 7.02(a)) of the Company in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except to the extent any such other representations and warranties expressly relate to an earlier date (in which case such other representations and warranties shall be true and correct on and as of such earlier date), in each case determined without regard to qualifications as to materiality or Company Material Adverse Effect, unless, for purposes of this clause (ii), the failure of any such other representations and warranties to be so true and correct has not resulted in, and would not reasonably be expected to result in, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed and complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by it under this Agreement.
(c)   Company Closing Certificate.   Parent shall have received at the Closing a certificate signed on behalf of the Company by the chief executive officer of the Company certifying that the conditions set forth in Section 7.02(a), Section 7.02(b) and Section 7.02(d) have been satisfied.
(d)   No Company Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect or any state of facts, change, development, event, effect, condition, occurrence, action or omission that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.
(e)   Payoff Letter.   The Company shall have delivered to Parent by no later than one (1) business day prior to the Closing Date the Payoff Letter.
(f)   Company Series A Preferred Stock.   All issued and outstanding shares of Company Series A Preferred Stock shall be converted into shares of Company Common Stock immediately prior to the consummation of the Merger (which conversion, for the avoidance of doubt, shall be “in connection with” a Make-Whole Fundamental Change (as such terms are used and defined in the Certificate of Powers, Designations, Preferences and Rights of such Company Series A Preferred Stock (the “Preferred Stock Certificate of Designation”)), at the then applicable Conversion Rate (as defined in the Preferred Stock Certificate of Designation), including any increase to the Conversion Rate pursuant to Section 6(i) of the Preferred Stock Certificate of Designation, but subject to the consummation of the Merger.
SECTION 7.03.   Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is further subject to the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Parent and Sub in this Agreement that are qualified as to materiality shall be true and correct and those not so qualified shall be true and correct in all material respects, as of the date of this Agreement and on the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date).
(b)   Performance of Obligations of Parent and Sub.   Parent and Sub shall have each performed and complied in all material respects with all obligations, covenants and agreements required to be performed and complied with by them under this Agreement.
(c)   Parent Closing Certificate.   The Company shall have received at the Closing a certificate signed on behalf of Parent by the chief executive officer of Parent certifying that the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied.
ARTICLE VIII
Termination, Amendment and Waiver
SECTION 8.01.   Termination.   This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval:
(a)   by mutual written consent of Parent, Sub and the Company;
(b)   by either Parent or the Company:
(i)   if the Merger is not consummated on or before the day that is nine (9) months after the date hereof (and if such day shall not be a business day, then the next following business day) (the “Outside Date”); provided, however, that no party shall be permitted to terminate this Agreement pursuant to this Section 8.01(b)(i) if such party’s failure to fulfill any of its obligations under this Agreement shall have been the primary reason that the Closing shall not have occurred on or before the Outside Date; provided further, that if the condition to the Closing set forth in Section 7.01(b) or Section 7.01(d) shall not have been satisfied by the Outside Date set forth above, then the Outside Date set forth above shall automatically extend by one three (3)-month period (the Outside Date may be so extended not more than once), it being understood that in no event shall the Outside Date be so extended to a date that is later than twelve (12) months following the date of this Agreement;
(ii)   if any Legal Restraint that has the effect of preventing the consummation of the Merger shall have become final and nonappealable; provided, however, that to the right to terminate this Agreement pursuant to this Section 8.01(b)(ii) shall not be available to any party (or any Affiliate of such party) whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the primary cause of, or resulted in, the issuance, promulgation, enforcement or entry of any such Legal Restraint; or
(iii)   if, upon a vote of at a duly held meeting to obtain the Company Stockholder Approval, the Company Stockholder Approval is not obtained;
(c)   by Parent, if the Company breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in any Transaction Agreement, which breach or failure to perform (i) would give rise to the failure of any of the conditions in Article VII and (ii) cannot be or has not been cured within 20 business days (or, if earlier, the Outside Date) after the giving of written notice to the Company of such breach (provided that Parent is not then in material breach of any representation, warranty or covenant contained in any Transaction Agreement);
(d)   by Parent if: (i) an Adverse Recommendation Change shall have occurred; or (ii) the Company shall have breached in any material respect Section 5.02;
(e)   by the Company, if Parent breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in any Transaction Agreement, which breach or failure to perform (i) would give rise to the failure of any of the conditions in Article VII and (ii) cannot be or has not been cured within twenty (20) business days (or, if earlier, the Outside Date) after the giving of written notice to Parent of such breach (provided that the Company is not then in material breach of any representation, warranty or covenant in any Transaction Agreement);
(f)   by the Company, prior to the receipt of the Company Stockholder Approval, pursuant to and in accordance with clause (z) of the second sentence of Section 5.02(b); provided; however, that the Company shall have prior to or concurrently with such termination paid to Parent the Termination Fee; or
(g)   by the Company, if (i) all of the conditions set forth in Section 7.01 and Section 7.02 have been and remain satisfied or waived (by the party entitled to the benefit of such condition) (other than delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied by actions taken at the Closing, which deliveries and conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time), (ii) Parent and Sub fail to consummate the Merger on the date on which the Closing should have occurred pursuant to Section 1.02 (the “Scheduled Closing Date”), (iii) the Company has, on or after the Scheduled Closing Date, notified Parent in writing at least three (3) business days prior to termination that (A) Parent and Sub failed to consummate the Merger on the Scheduled Closing Date, (B) during such three (3) business day period, the Company stands ready and willing to consummate the transactions contemplated by this Agreement and (C) the conditions set forth in Section 7.01 and Section 7.02 have been satisfied or waived (by the party entitled to the benefit of such condition) (other than delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied by actions taken at the Closing, which deliveries and conditions are capable at the time of termination of being satisfied if the Closing were to occur at such time) and will remain satisfied or waived throughout such three (3) business day period, and (iv) Parent and Sub fail to consummate the transactions contemplated by this Agreement within three (3) business days following the delivery of such notice specified in the immediately preceding clause (iii) (for the avoidance of doubt, it being understood that in accordance with the first proviso to Section 8.01(b)(i), during such period of three (3) business days following delivery of such notice, Parent shall not be entitled to terminate this Agreement pursuant to Section 8.01(b)(i)).
The party desiring to terminate this Agreement pursuant to this Section 8.01 (other than pursuant to Section 8.01(a)) shall give written notice of such termination to the other party.
SECTION 8.02.   Effect of Termination.
(a)   In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.01, this Agreement shall forthwith terminate and become void and have no further force or effect, without any liability or obligation on the part of Parent, Sub or the Company, other than this Section 8.02, Section 6.01 (last sentence only) Section 6.02 (last sentence only), Section 6.08, Section 6.11(f) and Article IX and the applicable definitions elsewhere in this Agreement, which provisions shall survive such termination; provided that the foregoing shall not relieve any party, subject in the case of Parent and Sub to Section 8.02(f), from liability for any Willful and Material Breach of any of its representations, warranties, covenants or agreements set forth in any Transaction Agreement.
(b)   The Company shall pay to Parent a fee of $54,330,000 (the “Termination Fee”) if: (i) Parent terminates this Agreement pursuant to Section 8.01(d); (ii) the Company terminates this Agreement pursuant to Section 8.01(f); or (iii) an Acquisition Proposal has been made to the Company or to stockholders of the Company generally or shall have otherwise become publicly known or any person shall have publicly announced an intention (whether or not condition and whether or not withdrawn) to make an Acquisition Proposal and thereafter (A) this Agreement is terminated pursuant to Section 8.01(b)(i), Section 8.01(b)(iii) or Section 8.01(c) and (B) within 12 months of such termination the Company or any of its Subsidiaries enters into an Acquisition Agreement with respect to any Acquisition Proposal or any Acquisition Proposal is consummated (solely for purposes of this Section 8.02(b)(iii)(B), the term “Acquisition Proposal” shall have the meaning set forth in the definition of Acquisition Proposal contained in Section 5.02(e) except that all references to 15% shall be deemed references to 50%). Any fee due under this Section 8.02(b) shall be paid by wire transfer of same-day funds on the date of termination of this Agreement (except that in the case of termination pursuant to clause (iii) above such payment shall be made on the date of execution of such definitive agreement or, if earlier, consummation of such transactions or the making of such recommendation). Notwithstanding anything to the contrary contained in this Section 8.02(b) or elsewhere in this Agreement, in the event this Agreement is terminated by the Company for any reason at a time when Parent would have had the right to terminate this Agreement, Parent shall be entitled to receipt of any Termination Fee that would have been (or would have subsequently become) payable had Parent terminated this Agreement at such time. In no event shall the Company be obligated to pay the Termination Fee on more than one occasion.
(c)   If this Agreement is terminated by either Parent or the Company as provided in Section 8.01(b)(iii) or by Parent as provided in Section 8.01(c), then the Company shall pay to Parent, forthwith upon demand by Parent, the Expenses incurred by Parent, up to $3,500,000 in the aggregate. “Expenses” means all out-of-pocket expenses (including fees and expenses payable to all banks, investment banking firms, other financial institutions, and other persons and their respective agents and counsel, for arranging or structuring the Transactions, including all costs and expenses related to the Financing, and all fees of counsel, accountants, experts and consultants to Parent, and all printing and advertising expenses) incurred or accrued by banks, investment banking firms, other financial institutions and other persons, and assumed by Parent in connection with the negotiation, preparation, execution and performance of this Agreement, the structuring of the Transactions, including the Financing, and any agreements relating thereto. If at the same time or after the Company has paid Expenses pursuant to this Section 8.02(c) the Company is obligated to pay the Termination Fee, the payment of Expenses shall reduce on a dollar for dollar basis the payment by the Company of the Termination Fee. Notwithstanding anything to the contrary contained in this Section 8.02(c) or elsewhere in this Agreement, in the event this Agreement is terminated by the Company for any reason at a time when Parent would have had the right to terminate this Agreement, Parent shall be entitled to receipt of any Expense reimbursement that would have been (or would have subsequently become) payable had Parent terminated this Agreement at such time.
(d)   In the event this Agreement is terminated by the Company pursuant to Section 8.01(e) (with respect to a breach or failure to perform by Parent that is the primary reason for the failure of the Closing to be consummated) or Section 8.01(g), Parent shall pay the Company a termination fee of $108,660,000 (the “Parent Termination Fee”). Any Parent Termination Fee due shall be paid to the Company by wire transfer of same-day funds within two (2) business days after the date of termination of this Agreement. In no event shall Parent be obligated to pay the Parent Termination Fee on more than one occasion.
(e)   Each of the parties acknowledges that the agreements contained in Section 8.02(b), Section 8.02(c) and Section 8.02(d) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement and the damages resulting from termination of this Agreement under circumstances where a Termination Fee or Parent Termination Fee and other amounts payable under Section 8.02(b), Section 8.02(c) and Section 8.02(d) are payable are uncertain and incapable of accurate calculation and, therefore, the amounts payable pursuant to Section 8.02(b), Section 8.02(c) and Section 8.02(d) are not a penalty but rather constitute amounts akin to liquidated damages in a reasonable amount that will compensate Parent or the Company, as the case may be, for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions. Accordingly, if a party fails to promptly pay the amount due by it pursuant to Section 8.02(b), Section 8.02(c) or Section 8.02(d) and, in order to obtain such payment another party or the other parties commences a proceeding that results in a judgment against the defaulting party for the fee set forth in Section 8.02(b), Section 8.02(c) and Section 8.02(d), or any portion of such fee, the defaulting party shall pay to the other parties their costs and expenses (including attorneys’ fees) in connection with such proceeding, together with interest on the Termination Fee or Parent Termination Fee at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding) (collectively, “Collection Costs”).
(f)   Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 9.10, each of the parties hereto expressly acknowledges and agrees that the Company’s right to terminate this Agreement and receive payment of the Parent Termination Fee to the extent it is payable pursuant to Section 8.02(d) and to obtain monetary damages under Section 8.02(a), together with any Collection Costs and any Financing Expenses, in each case pursuant to the Guarantees shall constitute the sole and exclusive remedy of the Company and the Company Subsidiaries and their respective Affiliates and any of their respective former, current or future general or limited partners, stockholders, equityholders, members, managers, directors, officers, employees, agents or Affiliates (collectively, the “Company Related Parties”) against Parent, the Investors’ and Parent’s and the Investors’ respective Affiliates, the Debt Financing Sources, any other potential debt or equity financing source and any of their respective former, current or future general or limited partners, stockholders, equityholders, members, managers, directors, officers, employees, agents or Affiliates or any former, current or future general or limited partner, stockholder, equityholder, member, manager, director, officer, employee, agent or Affiliate of any of the foregoing (collectively, the “Parent Related Parties”) for all losses and damages in respect of this Agreement (or the termination thereof) or the Transactions (or the failure of such Transactions to occur for any reason or for no reason) or any breach or threatened or alleged breach of (whether willful, intentional, unilateral or otherwise), or failure or threatened or alleged failure to perform under, any covenant or agreement or otherwise in respect of this Agreement or any oral representation made or alleged to be made in connection herewith, and, subject to Parent’s obligation to pay the Parent Termination Fee to the Company to the extent it is payable pursuant to Section 8.02(d), to pay monetary damages under Section 8.02(a) together with any Collection Costs and any Financing Expenses, and, in each case pursuant to the Guarantees and Section 9.10, none of the Parent Related Parties shall have any liability or obligation to any of the Company Related Parties relating to or arising out of this Agreement, the Guarantees, the Commitment Letters or the Transactions and none of the Company, its Subsidiaries nor any other Company Related Party shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with this Agreement or the Transactions or any oral representation made or alleged to be made in connection herewith. In no event shall Parent or the Parent Related Parties be subject to (nor shall any Company Related Party seek to recover) monetary damages other than the Parent Termination Fee to the extent it is payable pursuant to Section 8.02(d), or monetary damages under Section 8.02(a), together with any Collections Costs and any Financing Expenses, in each case pursuant to the Guarantees for any losses or other liabilities arising out of or in connection with breaches by Parent of its representations, warranties, covenants and agreements contained in this Agreement or arising from any claim or cause of action that any Company Related Party may have, including for a breach of Section 1.02 as a result of the Debt Financing not being available to be drawn down or otherwise arising from the Commitment Letters or in respect of any oral representation made or alleged to be made in connection herewith or therewith. Notwithstanding anything to the contrary, in no event shall the Company be entitled to receive both the Parent Termination Fee pursuant to Section 8.02(d) and monetary damages under Section 8.02(a).
(g)   While each of the Company and Parent may pursue both a grant of specific performance or other equitable relief under Section 9.10 and, following termination of this Agreement, the payment of monetary damage or the Termination Fee or the Parent Termination Fee under Section 8.02(b) or Section 8.02(d), respectively, as applicable, under no circumstances shall the Company or Parent be entitled to receive both (i) a grant of specific performance or other equitable relief that results in the Equity Financing being funded or the Closing occurring and (ii) monetary damages or the payment of the Termination Fee or the Parent Termination Fee, as applicable, in connection with this Agreement or any termination of this Agreement.
SECTION 8.03.   Amendment.   This Agreement may be amended by the parties at any time before or after receipt of the Company Stockholder Approval; provided, however, that after receipt of the Company Stockholder Approval, there shall be made no amendment that by law requires further approval by the stockholders of the Company without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Notwithstanding anything to the contrary contained herein, Sections 9.07, 9.08 and 9.10 and this Section 8.03 may not be modified or amended in a manner that is adverse in any material respect to a Debt Financing Source without the prior written consent of such Debt Financing Source.
SECTION 8.04.   Extension; Waiver.   At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso of Section 8.03, waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

SECTION 8.05.   Procedure for Termination, Amendment, Extension or Waiver.   A termination of this Agreement pursuant to Section 8.01, an amendment of this Agreement pursuant to Section 8.03 or an extension or waiver pursuant to Section 8.04 shall, in order to be effective, require in the case of Parent, Sub or the Company, action by its Board of Directors or the duly authorized designee of its Board of Directors.
ARTICLE IX
General Provisions
SECTION 9.01.   Nonsurvival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.
SECTION 9.02.   Notices.   (a) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given when delivered, if delivered personally, emailed (provided that such email states that it is a notice sent pursuant to this Section 9.02) or sent by internationally recognized overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(b)   if to Parent, Sub or Surviving Corporation, to:
c/o Baring Private Equity Asia Limited
50 Collyer Quay
#11-03/04 OUE Bayfront
Singapore 049321
Attention: Kirti Hariharan
Email: [Redacted]
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, IL 60606
Attention: Neill P. Jakobe, Esq., Paul S. Scrivano, Esq., Eric L. Issadore, Esq.
Email: neill.jakobe@ropesgray.com, paul.scrivano@ropesgray.com, eric.issadore@ropesgray.com
(c)   if to the Company, to:
Virtusa Corporation
132 Turnpike Road, Suite 300
Southborough, MA 01772
Attention: General Counsel
Email: [Redacted]
with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention:
John J. Egan III

Joseph L. Johnson III

Joseph C. Theis, Jr.

Email:
jegan@goodwinlaw.com

jjohnson@goodwinlaw.com

jtheis@goodwinlaw.com

SECTION 9.03.   Definitions.   For purposes of this Agreement:
An “Affiliate” or “affiliate” of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

A “business day” means any day other than a Saturday, Sunday or day on which banks are required or authorized by Law to close in New York, New York.
The “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (H.R. 748) and any similar or successor legislation in any applicable jurisdiction, and any subsequent legislation, regulation, memorandum or executive order relating to the COVID-19 pandemic, including the Health and Economic Recovery Omnibus Emergency Solutions Act and the Health, Economic Assistance, Liability, and Schools Act and including the Memorandum for the Secretary of the Treasury signed by the President Trump on August 8, 2020.
“CFIUS” means the Committee on Foreign Investment in the United States.
“CFIUS Approval” means any of the following: (a) the forty-five (45)-day review period under the Defense Production Act of 1950, as amended (the “DPA”) having expired and the parties having received notice from CFIUS that such review has been concluded and that either the transactions contemplated hereby do not constitute a “covered transaction” under the DPA or there are no unresolved national security concerns, and all action under the DPA is concluded with respect to the transactions contemplated hereby; (b) an investigation having been commenced after such forty-five (45)-day review period and CFIUS shall have determined to conclude all action under the DPA without sending a report to the President of the United States (the “President”), and the parties shall have received notice from CFIUS that there are no unresolved national security concerns, and all action under the DPA is concluded with respect to the transactions contemplated hereby; or (c) CFIUS having sent a report to the President requesting the President’s decision and the President having announced a decision not to take any action to suspend, prohibit or place any limitations on the transactions contemplated hereby, or the time permitted by law for such action shall have lapsed.
“Company Intellectual Property” means all Intellectual Property Rights and Technology owned by, purported to be owned by, or exclusively licensed to any of the Company and its Subsidiaries. “Company Intellectual Property” includes, without limitation, Company Registrations and Company Software.”
A “Company Material Adverse Effect” means any change, effect, event, occurrence or state of facts (or any development that, insofar as can reasonably be foreseen, could reasonably be expected to result in any change, effect, event, occurrence or state of facts) that, taken alone or together with any other related or unrelated changes, effects, events, occurrences or states of facts: (1) is materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, other than any change, effect, event, occurrence, state of facts or development arising from or related to (except, in the case of clauses (a), (b), (f), (g) or (i) below, to the extent disproportionately affecting the Company and the Company Subsidiaries relative to other similarly situated companies in the industries in which the Company and the Company Subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Company Material Adverse Effect) the following: (a) changes in the conditions generally of the industries in which the Company and the Company Subsidiaries operate; (b) conditions affecting the United States economy or the global economy generally or political conditions in the United States or any other country in the world; (c) acts of hostilities, war, acts of war, sabotage or terrorism (including any outbreak, escalation or general worsening of the foregoing) in the United States or any other country or region in the world, (d) any epidemic or pandemic (including continuation or escalation of the COVID-19 pandemic or orders issued by a Governmental Entity in response to the COVID-19 pandemic) in the United States or any other country or region in the world, or any escalation of the foregoing; (e) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural or man-made disasters or acts of God in the United States or any other country or region in the world, or any escalation of the foregoing; (f) changes in the financial, credit, banking, currency or securities markets in the United States or any other country or region in the world, including (A) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (g) changes in GAAP or other accounting standards (or the enforcement or interpretation thereof); (h) changes in the Company’s stock price or trading volume in and of themselves (it being understood that the facts or causes underlying or contributing to any such changes may be considered in determining whether a Company Material Adverse Effect has occurred); (i) changes in any Laws or Privacy Obligations (or the enforcement or interpretation thereof) after the date hereof; (j) any failure by the Company to meet, or changes to, any internal or published projections or any decline in and of itself in the market price or trading volume of the Company Common Stock (it being understood that the facts or causes underlying or contributing to any such failure or decline may be considered in determining whether a Company Material Adverse Effect has occurred); (k) the negotiation, execution, delivery or announcement of this Agreement, the performance by any party hereto of its obligations hereunder, including the impact thereof on the relationships, contractual or otherwise, of the Company with employees, customers, investors, contractors, lenders, suppliers, vendors, or partners, or the identity of Parent or any of its Affiliates as the acquirer of the Company (provided that this clause (k) shall not diminish the effect of, and shall be disregarded for purposes of, the representations and warranties contained in Section 3.05) or the public announcement (including as to the identity of the parties hereto) or pendency of the Merger or any of the other Transactions; (l) the availability or cost of equity, debt or other financing to Parent, Sub or the Surviving Corporation; (m) any action taken, or failure to take action, which Parent has in writing requested or consented; or (n) Transaction Litigation or any demand or Legal Proceeding for appraisal or the fair value of any shares of Company Common Stock pursuant to the DGCL in connection herewith; or (2) prevents the ability of the Company to consummate the Merger and the other Transactions.
“Compliant” means, with respect to the Required Information, that (a) such Required Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such Required Information not misleading, in light of the circumstances in which made, (b) the historical financial statements (excluding segment reporting or consolidating and other financial statements and data that would be required by Rules 3-05 (solely with respect to transactions entered into and disclosed prior to the date here), 3-09, 3-10 and 3-16 of Regulation S-X) included in the Required Information are sufficient to permit a registration statement on Form S-1 for the offering of non-convertible debt securities by a non-accelerated filer (or non-large accelerated filer) using such financial statements to be declared effective by the SEC, (c) any interim quarterly financial statements included in such Required Information (delivered pursuant to clause (A) of the definition thereof) have been reviewed by the Company’s independent auditors as provided in the procedures specified by the Public Company Accounting Oversight Board in AU 722 and (d) the Company’s auditors have delivered drafts of customary comfort letters, including customary negative assurance comfort with respect to periods following the end of the latest fiscal year or fiscal quarter for which historical financial statements of the Company are included in the applicable offering memoranda, and such auditors have confirmed that they are prepared upon completion of customary procedures to issue any such comfort letter throughout the Marketing Period and during and throughout the period ending on the third full business day following the end of the Marketing Period, each in customary form and substance for Rule 144A offerings of high yield debt securities.
“control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a person, whether through the ownership of voting securities, by Contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such person.
“COVID-19” means the COVID-19 pandemic, including any evolutions or mutations of the COVID-19 disease, and any further epidemics or pandemics arising therefrom.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive or guidelines promulgated by any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and the Families First Coronavirus Response Act, as may be amended.
“Debt Financing Sources” means Bank of America, N.A. and BofA Securities, Inc. and any other entities that have committed to provide the Debt Financing (including the parties to any joinder agreements, credit agreements or other definitive agreements relating thereto) pursuant to the Debt Commitment Letters and their respective Affiliates, equityholders, members, general partners and limited partners and their and their respective Affiliates’ respective directors, officers, employees, agents, advisors and other representatives, and their successors and permitted assigns (but excluding Parent, Sub and their respective Affiliates).
“Foreign Regulatory Approvals” means either (i) Parent receives notice in writing from the Australian Treasurer or his or her delegate to the effect that there are no objections under the Foreign Acquisitions and Takeovers Act 1975 (Cth) (FATA) to the Parent consummating the Transactions, either unconditionally or subject to conditions with which the Parent is willing to comply (in its absolute discretion) or (ii) the Australian Treasurer (and each of his or her delegates) is, by reason of lapse of time, no longer empowered to make an order under FATA in respect of the Transactions.
“Government Contract” means any prime contract, subcontract, purchase order, task order, delivery order, teaming agreement, joint venture agreement, strategic alliance agreement, basic ordering agreement, pricing agreement, letter contract or other similar written arrangement of any kind, between the Company or any of its Subsidiaries, on the one hand, and (a) any Governmental Entity, (b) any prime contractor of a Governmental Entity in its capacity as a prime contractor or (c) any subcontractor at any tier with respect to any contract of a type described in clauses (a) or (b) above, on the other hand. A task or delivery order under a Government Contract shall not constitute a separate Government Contract, for purposes of this definition, but shall be part of the Government Contract to which it relates.
“Intellectual Property Rights” means any and all of the following and any rights, title, and interest (anywhere in the world, whether statutory, common law or otherwise) relating to, arising from, or associated with the following: (i) patents and patent applications of any kind (collectively, “Patents”); (ii) rights in registered and unregistered trademarks, service marks, trade names, trade dress, logos, packaging design, slogans and Internet domain names, uniform resource locators and other names and locators associated with the Internet, and registrations and applications for registration of any of the foregoing (collectively, “Marks”); (iii) copyrights in both published and unpublished works and all copyright registrations and applications (collectively, “Copyrights”) and other rights with respect to Software, databases and other compilations or collections or data or information, including registrations and applications therefor; (iv) rights under applicable trade secret Law in any information, including inventions, discoveries and invention disclosures (whether or not patented), formulae, patterns, compilations, programs (including the Source Code for any Software), devices, methods, strategies, techniques and processes, in each case that derives independent economic value, actual or potential, from not being generally known or readily ascertainable by others who can obtain economic value from its disclosure or use (collectively, “Trade Secrets”); (v) mask work rights; (vi) rights with respect to databases and other compilations and collections of data or information (“Databases”), including registrations thereof and applications therefor; (vii) rights of privacy and publicity and moral rights; and (viii) any and all other intellectual property rights under applicable Law and any rights equivalent or similar to any of the foregoing.
“knowledge”, with respect to the Company, means the actual knowledge of the Company’s President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Strategy Officer or General Counsel; and with respect to Parent and Sub, knowledge means the actual knowledge of the persons listed on Section 9.03 of the Parent Disclosure Letter.
“Legal Proceeding” means any claim, action, hearing, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.
“Loan Agreement” means that certain Amended and Restated Credit Agreement, dated as of February 6, 2018, by and among the Company, certain subsidiaries of the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of March 1, 2018, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of October 15, 2019, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of May 27, 2020, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Marketing Period” means the first period of seventeen (17) consecutive business days commencing upon the latest of the date (i) the quarterly financial statements for the fiscal quarter ended September 30,

2020 (delivered pursuant to clause (A) of the definition of Required Information) are received, (ii) the first day of the CFIUS review period, (iii) on which the Proxy Statement is mailed to the Company stockholders pursuant to Section 6.01 and (iv) November 9, 2020 (such date, the “Earliest Marketing Period Start Date”), and ending prior to the termination date hereof (inclusive of each day starting with the first day and through and ending with the last day of such period) in which Parent shall have the Required Information and such Required Information is Compliant (for the avoidance of doubt, if any time during the Marketing Period the Required Information provided at the commencement of the Marketing Period ceases to be Compliant, then the Marketing Period shall be deemed not to have occurred); provided, that if the Company shall in good faith reasonably believe it has provided the Required Information to Parent and that the Marketing Period has commenced, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Marketing Period will be deemed to have commenced on the date of such notice unless Parent in good faith reasonably believes the Marketing Period has not commenced and within three (3) Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect stating in good faith the specific items of Required Information the Company has not delivered (in which case such Required Information will be deemed to have been delivered and the Marketing Period to have commenced when such specific items have been delivered by the Company (provided that, it is understood that the delivery of such notice from Parent, or the Company’s failure to deliver a notice that the Company delivered the Required Information, in each case, will not prejudice the Company’s right to assert that the Required Information has been delivered); provided, further, that (i) the Marketing Period shall end on any earlier date on which the Debt Financing is consummated, (ii) the Marketing Period shall not commence and shall be deemed not to have commenced if prior to the completion of the Marketing Period, the financial statements included in the Required Information (delivered pursuant to clause (A) of the definition thereof) that is available to Parent on the first day of the Marketing Period would not be sufficiently current on any day during such period to satisfy the requirements of Rule 3-12 of Regulation S-X to permit a registration statement of a corporation, which is neither a large accelerated filer nor accelerated filer, using such financial statements to be declared effective by the SEC on the last day of such period, in which case the Marketing Period shall not be deemed to commence until the receipt by Parent of updated Required Information that would be required under Rule 3-12 of Regulation S-X to permit a registration statement of a corporation, which is neither a large accelerated filer nor accelerated filer, using such financial statements to be declared effective by the SEC on the last day of such new seventeen (17) consecutive business day period, and (iii) the Marketing Period shall not commence and shall be deemed not to have commenced if, prior to the completion of such seventeen (17) consecutive business day period or the three full business days after the final day of such period, (A) any auditor shall have withdrawn its audit opinion with respect to any audited financial statements included in the Required Information (delivered pursuant to clause (A) of the definition thereof), in which case the Marketing Period shall not be deemed to commence unless and until a new audit opinion is issued with respect to the consolidated financial statements of the Company for the applicable periods by another independent public accounting firm of recognized national standing reasonably acceptable to the Parent or (B) the Company shall have publicly announced any intention to, or determined that it must, restate any financial information or financial statements included in the Required Information or publicly announced that any such restatement is under consideration or is a possibility, in which case the Marketing Period may not commence unless and until such restatement has been completed or the Company has determined and announced that no such restatement is required in accordance with GAAP; provided, further, that November 26, 2020 and November 27, 2020 shall not constitute a business day for purposes of the Marketing Period (provided that, for the avoidance of doubt, such exclusion shall not restart the Marketing Period); provided, further, that, (i) if the Marketing Period has not ended on or prior to December 18, 2020, the Marketing Period shall not commence earlier than January 4, 2021 and (ii) if the Marketing Period has not ended on or prior to August 20, 2021, the Marketing Period shall not commence earlier than September 7, 2021.
“Offering Documents” means prospectuses, private placement memoranda, bank information memoranda, offering documents, rating agency presentations, lender presentations and other similar documents, in each case, prepared in connection with the Debt Financing and other customary marketing and syndication materials required in connection with the Debt Financing (and identifying any portion of the information set forth in any of the foregoing that would constitute material, non-public information if the Company or any parent company of the Company were a public reporting company).

“Open Source Technology” means Software or other subject matter that contains or is a derivative work (in whole or in part) of Software that is distributed as “free software” or under what is commonly referred to as an “open source” license such as (by way of example only) the GNU General Public License, GNU Lesser General Public License, Apache License, Mozilla Public License, BSD License, MIT License, Common Public License, any derivative of any of the foregoing licenses, or any other license approved as an open source license by the Open Source Initiative, including any license that requires source code to be made available in connection with any license, sublicense or distribution of such Software as a condition of the use, modification or distribution of Software subject to such license.
A “Parent Material Adverse Effect” means a material adverse effect on the ability of Parent or Sub to consummate the Merger and the other Transactions.
“Permitted Liens” means (i) Liens for Taxes that are (A) not yet due and payable or (B) being contested in good faith through appropriate proceedings, (ii) the interests of lessors and sublessors of any leased properties and other statutory Liens in favor of lessors and sublessors, (iii) easements, rights of way and other imperfections of title or encumbrances that do not materially interfere with the present use of, or materially detract from the value of, the property related thereto, (iv) requirements and restrictions of zoning, building and other laws which are not violated by the current use or occupancy of such property, (v) Liens incurred or deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, pension programs and similar obligations, (vi) mechanics’, carriers’, workmen’s, repairer’s, warehouser’s, landlord’s, lessors’ or other similar Liens or other similar encumbrances arising out of, incurred in or otherwise related to the ordinary course of business that do not materially interfere with the present use of, or materially detract from the value of, the property related thereto, (vii) non-exclusive licenses of Company Intellectual Property granted in the ordinary course of business and (viii) those Liens set forth on Section 9.03 of the Company Disclosure Letter.
A “Person” or “person” means any individual, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.
“Personal Data” means any information in any form that could be used, directly, indirectly a natural person and which is regulated or covered by any applicable Law or Privacy Obligations, and any privacy policy of the Company or any Company Subsidiary relating to the security, privacy, or Processing of personal data or personally identifiable information in any form.
“Privacy Obligations” means all applicable Laws (federal, state, international or foreign), contractual obligations, written privacy policies, notices, or terms of use of the Company and any Company Subsidiary that are related to privacy, security, data protection or Processing of Personal Data and any rules relating to the Payment Card Industry Data Security Standards, direct marketing, online behavioral adverting, e-mails, text messages or telemarketing, data localization, and contract terms relating to the protection or Processing of Personal Data, and any rules and regulations relating to privacy, data security, and data protection as well as any Law concerning requirements for website and mobile application privacy policies and practices, data or web scraping, cybersecurity disclosures in public filings, or call or electronic monitoring or recording.
“Process” or “Processing” means any operation or set of operations which is performed on data, including Personal Data or sets of Personal Data, whether or not by automated means, such as the receipt, access, acquisition, collection, recording, organization, compilation, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transfer, transmission, dissemination or otherwise making available, alignment or combination, restriction, disposal, erasure or destruction.
“Required Information” means (A) the historical financial statements identified in paragraph 4 of Exhibit D of the Debt Commitment Letter in customary form for offering memoranda used in Rule 144A offerings of high yield debt securities) and (B) such other financial and other pertinent information regarding the Company and its Subsidiaries that Parent and Sub will require for their preparation of the Offering Documents in order to satisfy the requirements under paragraph 8(b) of Exhibit D of the Debt Commitment Letter (provided that such information shall not include (1) pro forma financial statements or adjustments (other than information reasonably requested by Parent that is in the possession of the Company and its Subsidiaries and not in the possession of Parent and is necessary for Parent to produce unaudited pro forma financial statements (provided that in no event shall the Required Information be deemed to include or shall the Company otherwise be required to provide any information regarding any post-Closing or pro forma cost savings, synergies, debt or equity capitalization, ownership or other post-Closing pro forma adjustments that may be included in such pro forma financial statements), or projections, (2) a description of the Financing, including any “description of notes,” or other information customarily provided by the debt financing sources or their counsel, (3) risk factors solely relating to all or any component of the Financing, (4) stand-alone financial statements in respect of its Subsidiaries or (5) financial statements or other information (including segment reporting and consolidating and other financial statements and data) required by Rules 3-05 (solely with respect to transactions entered into and disclosed prior to the date here), 3-09, 3-10 and 3-16 of Regulation S-X and Item 402 of Regulation S-K, information regarding executive compensation related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A, information required by Items 10 through 14 of Form 10-K or any other information customarily excluded from an offering memorandum for private placements of non-convertible high-yield bonds pursuant to Rule 144A).
“Security Incident” means any (a) unauthorized access, acquisition, interruption of access or other Processing (including as a result of denial-of-service or ransomware attacks), alteration or modification, loss, theft, corruption or other unauthorized Processing of Personal Data, (b) inadvertent, unauthorized or unlawful sale, or rental of Personal Data, or (c) other unauthorized access to, use of, or interruption of any IT assets.
“Software” means any and all (i) computer programs, including any and all software implementations of algorithms, heuristics, models and methodologies, (ii) testing, validation, verification and quality assurance materials, (iii) databases, conversions, interpreters and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iv) descriptions, schematics, flow charts and other work product used to design, plan, organize and develop any of the foregoing, (v) all documentation, including user manuals, web materials and architectural and design specifications and training materials, relating to any of the foregoing, (vi) software development processes, practices, methods and policies recorded in permanent form, relating to any of the foregoing, and (vii) performance metrics, sightings, bug and feature lists, build, release and change control manifests recorded in permanent form, relating to any of the foregoing.
A “Subsidiary” or “subsidiary” of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.
“Technology” means any and all (i) technology, formulae, algorithms, procedures, processes, methods and methodologies, techniques, know how, ideas, creations, concepts, inventions, discoveries, improvements, and invention disclosures (whether or not patentable or reduced to practice); (ii) technical, engineering, manufacturing, product, marketing, servicing, financial, supplier, personnel and other information and materials; (iii) customer lists, customer contact and registration information, customer correspondence and customer purchasing histories; (iv) specifications, designs, models, devices, prototypes, schematics and development tools; (v) Software, websites, user interfaces, content, images, graphics, text, photographs, artwork, audiovisual works, sound recordings, graphs, drawings, reports, analyses, writings, and other works of authorship and copyrightable subject matter or subject matter entitled to mask work protection; (vi) Databases; (vii) Internet domain names, uniform resource locators and other names and locators associated with the Internet; and (viii) information protected as Trade Secrets and other confidential or proprietary information.
A “Willful and Material Breach” means a material breach that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with knowledge that the taking of or failure to take such act would, or would reasonably be expected to, cause a breach of this Agreement.
“Work Product” means any Technology created, authored or developed by or on behalf of the Company or any of its Subsidiaries (i) pursuant to any Contract with any of its customers and delivered (or required to be delivered) to such customer in connection with the Company’s or any of its Subsidiaries’ provision of services thereunder and (ii) which Technology the applicable customer owns (or purports to own) pursuant to such Contract.

SECTION 9.04.   Interpretation; Disclosure Letters.   When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The preamble and the recitals set forth at the beginning of this Agreement are incorporated by reference into and made a part of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or thing extends, and such word or phrase shall not simply mean “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “or”, “any” or “either” shall not be exclusive. References to “this Agreement” shall include the Company Disclosure Letter and the Parent Disclosure Letter. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or statute defined or referred to herein or in any Transaction Agreement means (a) in the case of any statute, such statute and any comparable statute that from time to time replaces such statute by succession and (b) in the case of any Contract, such Contract and all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns. References to matters disclosed in the Filed Company SEC Documents exclude any disclosures in under the captions “Risk Factors” and “Forward-Looking Statements” and any other disclosure contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature or any disclosures in the exhibits thereto. Except as otherwise provided, any information “made available” to or similarly provided to Parent by the Company or any Company Subsidiary shall include only that information which, as of 11:59 p.m., New York City time, on the day immediately prior to the date of this Agreement was contained in that certain virtual data room maintained by the Company through Ansarada to which Parent’s Representatives have been granted access. Any matter disclosed in any section of either the Company Disclosure Letter or the Parent Disclosure Letter shall be deemed disclosed only for the purposes of the specific Sections of this Agreement to which such section relates; provided, however, that any information disclosed in one section of such disclosure letter shall be deemed to be disclosed in such other sections of such disclosure letter to which its relevance is readily apparent on the face of such information and without the need to examine underlying documentation. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations among the parties and their advisors, and the parties agree that there shall not apply to this Agreement or any provision hereof any rule or presumption of interpreting this Agreement or any provision hereof against the draftsperson of this Agreement or any provision hereof. The terms “ordinary course” or “ordinary course of business” shall mean “ordinary course of business consistent with past practice”.
SECTION 9.05.   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
SECTION 9.06.   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, “.pdf” format or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.
SECTION 9.07.   Entire Agreement; No Third-Party Beneficiaries; No Recourse.
(a)   The Transaction Agreements (including the schedules and exhibits hereto), taken together with the Company Disclosure Letter, the Parent Disclosure Letter, the Debt Commitment Letters, the Equity Commitment Letters and the Guarantees, constitute the entire agreement, and supersede all prior agreements, understandings and representations, both written and oral, among the parties with respect to the Transactions.
(b)   Except the rights of (i) the Parent Related Parties set forth in Section 8.02(f) and Section 9.07(c), (ii) the Company Related Parties set forth in Section 8.02(e), (iii) after the Effective Time, the Persons benefiting from the provisions of Article II concerning payment of the Merger Consideration, Section 6.07 and Section 6.11(f) who shall be third-party beneficiaries thereof and who may enforce the covenants contained therein and (iv) the Debt Financing Sources set forth in Section 8.02(f), this Section 9.07, Section 9.08, Section 9.09, Section 9.10(a) and Section 9.11 (with respect to which each Parent Related Party or Debt Financing Source shall be a third-party beneficiary), this Agreement is not intended to confer upon any Person other than the parties any rights or remedies.
(c)   Other than with respect any Retained Claim, no recourse shall be had by the Company, any of its Affiliates or any Person purporting to claim by or through any of them or for the benefit of any of them under any theory of liability (including without limitation by attempting to pierce a corporate, limited liability company or partnership veil, by attempting to compel Parent or Sub to enforce any rights that they may have against any Person, by attempting to enforce any assessment, or by attempting to enforce any purported right at Law or in equity, whether sounding in contract, tort, statute or otherwise) against Parent, Sub or any other Parent Related Party in any way under or in connection with this Agreement, the Equity Commitment Letters, the Guarantees or any other agreement or instrument delivered in connection with this Agreement, the Equity Commitment Letters, the Guarantees, or the transactions contemplated hereby or thereby (whether at law or in equity, whether sounding in contract, tort, statute or otherwise). The Company hereby covenants and agrees that it shall not, and shall cause its Affiliates not to, institute any proceeding or bring any other claim arising under, or in connection with, this Agreement, the Equity Commitment Letters, the Guarantees or the transactions contemplated thereby (whether at Law or in equity, whether sounding in contract, tort, statute or otherwise), against Parent, Sub or any Parent Related Party except for claims that the Company may assert: (i) against any Parent Related Party that is party to, and solely pursuant to the terms of, the Confidentiality Agreement; (ii) against the Investors (and their legal successors and assigns of their obligations hereunder) under, and pursuant to the terms of, the Guarantees (subject in each case to each such Investor’s Cap (as defined in such Investor’s Guarantee)); (iii) against an Investor for specific performance of such Investor’s obligations under its Equity Commitment Letter to fund its commitment thereunder, or other obligations thereunder, in accordance with and pursuant to such Equity Commitment Letter; and (iv) against Parent or Sub in accordance with and pursuant to the terms of this Agreement (the claims described in clauses (i) through (iv) collectively, the “Retained Claims”).
SECTION 9.08.   Governing Law.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Notwithstanding the foregoing, the parties agree that the Debt Commitment Letter and the performance thereof by the Debt Financing Sources, and all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Debt Financing Sources in any way relating to the Debt Financing or the performance thereof or the financings contemplated thereby, shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except as expressly set forth in the Debt Commitment Letter.
SECTION 9.09.   Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that Parent and Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement from and after the Effective Time (a) in connection with a merger or consolidation involving Parent or Sub or other disposition of all or substantially all of the assets of Parent, Sub or the Surviving Corporation; (b) to any of their respective Affiliates; or (c) to any Debt Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing; provided, however, that Parent or Sub, as applicable, may assign this Agreement to any of the Debt Financing Sources as collateral or to any of its Affiliates (provided that in any such case Parent and/or Sub, as applicable, shall remain responsible for the performance of all of its obligations hereunder). Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
SECTION 9.10.   Enforcement.
(a)   The parties agree that irreparable damage would occur in the event that any of the provisions of any Transaction Agreement were not performed in accordance with their specific terms or were otherwise breached, and accordingly, but subject to Section 9.10(b), the parties agree that that the parties shall be entitled to an injunction or injunctions to prevent breaches of any Transaction Agreement and to enforce specifically the terms and provisions of each Transaction Agreement in the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in the event any dispute arises out of any Transaction Agreement or any Transaction, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by raising the defense of inconvenient forum, (d) agrees that it will not bring any action relating to any Transaction Agreement or any Transaction in any other court and (e) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO OR ARISING OUT OF ANY TRANSACTION AGREEMENT OR ANY TRANSACTION (INCLUDING ANY LITIGATION, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION AGAINST ANY DEBT FINANCING SOURCES ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER, THE TRANSACTIONS CONTEMPLATED HEREBY, THE DEBT FINANCING, THE DEBT COMMITMENT LETTER OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY). Each of the parties hereto irrevocably agrees that, subject to any available appeal rights, any decision, order, or judgment issued by such above named courts shall be binding and enforceable, and irrevocably agrees to abide by any such decision, order, or judgment. Each of the parties hereto agrees that service of process in English upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 9.02. Notwithstanding the foregoing, no party hereto, nor any of its Affiliates, will bring any claim, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Source in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the Debt Commitment Letters or the performance thereof, anywhere other than in (i) any New York State court sitting in the County of New York or (ii) the United States District Court for the Southern District of New York.
(b)   Notwithstanding Section 9.10(a) or anything else to the contrary in this Agreement, it is explicitly agreed that the Company shall be entitled to enforce specifically the obligations of Parent and Sub to cause the Equity Financing to be funded and/or to consummate the Closing only in the event that (i) all conditions set forth in Section 7.01 and Section 7.02 have been satisfied or waived (by the party entitled to the benefit thereof) (other than delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied at the Closing) at the time Section 1.02 contemplated the Closing to occur, (ii) the Debt Financing has been funded or the Debt Financing Sources have confirmed in writing that the Debt Financing will be funded at the Closing if the Equity Financing is funded at the Closing and (iii) the Company has irrevocably confirmed that if specific performance is granted and the Equity Financing and Debt Financing are funded, then it would take such actions required of it by this Agreement to cause the Closing to occur.
(c)   If a court has declined to specifically enforce the obligations of Parent and Sub (in a final, binding determination where all available appeals have been exhausted) to take all actions under this Agreement up to and including the consummation of the Closing pursuant to a claim for specific performance brought against Parent and Sub pursuant to this Section 9.10, then the sole and exclusive remedy of the Company Related Parties will be payment of the Parent Termination Fee in accordance with the terms and conditions of Section 8.02(d) together with any Collection Costs and any Financing Expenses. In addition, the Company agrees to, and to cause the Company Related Parties to, cause any action or claim pending in connection with this Agreement or any of the transactions contemplated hereby (including any action or claim related to the Equity Commitment Letters, the Debt Commitment Letters and the Guarantees) by the Company or any Company Related Party against Parent, Sub or any of their respective Affiliates to be dismissed with prejudice promptly, and in any event on or prior to the time Parent and Sub consummate the Merger pursuant to this Section 9.10. For the avoidance of doubt, and notwithstanding anything to the contrary in this Agreement, under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance to draw down the proceeds of the Equity Commitment Letters and consummate the Closing, on the one hand, and the payment of the Parent Termination Fee, on the other hand.
SECTION 9.11.   Debt Financing Matters.   Notwithstanding anything in this Agreement to the contrary, the Parent, Sub and the Company, on behalf of themselves, their respective Subsidiaries and each of their respective Affiliates and any other Company Related Parties hereby: (a) agrees that service of process upon the Company, its Subsidiaries, its Affiliates or other Company Related Parties in any Action shall be effective if notice is given in accordance with Section 9.02, (b) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Action in any court permitted by this Agreement, (c) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any Action brought against the Debt Financing Sources in any way arising out of or relating to, this Agreement, the Debt Financing, the Debt Commitment Letters or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (d) agrees that none of the Debt Financing Sources will have any liability to the Company or any of its Subsidiaries or Company Related Parties or any of their respective Affiliates Representatives (in each case, other than Parent or its respective Subsidiaries) relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letters or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in Law or in equity, whether in Contract or in tort or otherwise, (e) waives any rights or claims it may have against any of the Debt Financing Sources in connection with this Agreement, the Debt Financing or the Debt Commitment Letters, whether at law or equity, in Contract, in tort or otherwise, (f) agrees not to commence (and if commenced agrees to dismiss or otherwise terminate (to the extent within control of the Company or any of its Subsidiaries or the Company Related Parties or any of their respective Affiliates or Representatives), and not to assist) any Action against any Debt Financing Source in connection with this Agreement, the Debt Financing, the Debt Commitment Letters or the transactions contemplated by this Agreement and (g) agrees that this Section 9.11 and the definition of “Debt Financing Sources” shall not be amended in any way adverse to the Debt Financing Sources without the prior written consent of the Debt Financing Sources, not to be unreasonably withheld, conditioned or delayed.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Parent, Sub and the Company have duly executed this Agreement, all as of the date first written above.
AUSTIN HOLDCO INC.
By
/s/ Kirti Hariharan

Name:
Kirti Hariharan

Title:
President

IN WITNESS WHEREOF, Parent, Sub and the Company have duly executed this Agreement, all as of the date first written above.
AUSTIN BIDCO INC.
By
/s/ Kirti Hariharan

Name:
Kirti Hariharan

Title:
President

IN WITNESS WHEREOF, Parent, Sub and the Company have duly executed this Agreement, all as of the date first written above.
VIRTUSA CORPORATION
By
/s/ Kris Canekeratne

Name:
Kris Canekeratne

Title:
Chief Executive Officer

EXHIBIT A
CERTIFICATE OF INCORPORATION
OF
SURVIVING CORPORATION
ARTICLE I
The name of the corporation (hereinafter called the “Corporation”) is Virtusa Corporation.
ARTICLE II
The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.
ARTICLE III
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE IV
The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,000 shares of Common Stock having the par value of $0.01 per share.
ARTICLE V
The number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors of the Corporation.
ARTICLE VI
In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.
ARTICLE VII
Unless and except to the extent that the Bylaws of the Corporation so require, the election of directors of the Corporation need not be by written ballot.
ARTICLE VIII
1.   To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the DGCL, as so amended.
2.   The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.
3.   The Corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation

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who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.
4.   The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
5.   Neither any amendment or repeal of any Section of this ARTICLE VIII, nor the adoption of any provision of this Certificate inconsistent with this ARTICLE VIII, shall eliminate or reduce the effect of this ARTICLE VIII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this ARTICLE VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

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Annex B
Opinion of J.P. Morgan Securities LLC
September 9, 2020
The Board of Directors
Virtusa Corporation
132 Turnpike Road, Suite 300
Southborough, MA 01772
Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (the “Company Common Stock”), of Virtusa Corporation (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with a wholly-owned subsidiary of Austin HoldCo Inc. (the “Acquiror”). Pursuant to the Agreement and Plan of Merger (the “Agreement”), among the Company, the Acquiror and its subsidiary, Austin BidCo Inc., the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than shares of Company Common Stock owned by the Company as treasury stock or owned by the Acquiror or Merger Sub and Appraisal Shares (as defined in the Agreement), will be converted into the right to receive $51.35 per share in cash (the “Common Stock Consideration”). We also understand that, pursuant to the Agreement, each outstanding share of Series A Convertible Preferred Stock, par value $0.01 per share (the “Company Preferred Stock”), will be converted into Company Common Stock prior to the consummation of the Merger.
In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.
In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.
In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed

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that the representations and warranties made by the Company, Merger Sub, and the Acquiror in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.
Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Common Stock Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Common Stock Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.
We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. During the two years preceding the date of this letter, we and our affiliates have had, and continue to have, commercial or investment banking relationships with the Company, the Acquiror and certain of their respective affiliates, for which we and such affiliates have received, or will receive, customary compensation. Such services during such period have included acting as joint lead arranger and joint bookrunner on the Company’s credit facilities which closed in May 2020 and October 2019, respectively and financial advisor to the Company on its strategic planning as well as in various roles for securities offerings, credit facilities and financial advisory matters for affiliates of the Acquiror and New Mountain Capital, a material shareholder of the Company unrelated to the Transaction. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of the Company. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or the Acquiror for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.
On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the holders of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.
The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.
Very truly yours,
J.P. MORGAN SECURITIES LLC

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Annex C
Section 262 of the General Corporation Law of the State of Delaware
§ 262. Appraisal rights.
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f)   Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l)   The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D
Voting Agreement
EXECUTION COPY
VOTING AGREEMENT, dated as of September 9, 2020 (this “Agreement”), among Austin HoldCo Inc., a Delaware corporation (“Parent”), and the persons listed on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”).
WHEREAS Parent, Austin HoldCo Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”) and Virtusa Corporation, a Delaware corporation (the “Company”) propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company;
WHEREAS each Stockholder beneficially owns the number of shares of Company Common Stock, Company Series A Preferred Stock and other capital stock of the Company set forth opposite such Stockholder’s name on Schedule A hereto (such shares of Company Common Stock, Company Series A Preferred Stock and other capital stock of the Company, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”); and
WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that the Stockholders enter into this Agreement.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1.   Representations and Warranties of the Stockholders.   Each Stockholder hereby represents and warrants to Parent (only as to such Stockholder and not any other Stockholder) as follows:
(a)   Authority; Execution and Deliver; Enforceability.   The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. The Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to such enforceability potentially being limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally. The execution and delivery by the Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Stockholder under, any provision of any Contract to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Action, Judgment or applicable Law applicable to the Stockholder or the properties or assets of the Stockholder. If the Stockholder is a natural person who is married and resides in a community property state, then such Stockholder’s spouse has executed and delivered to Parent a spousal consent in the form of Annex I hereto concurrent with the execution and delivery hereof.
(b)   No consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.
(c)   The Subject Shares.   The Stockholder is the record and beneficial owner of and has good and marketable title to, the Subject Shares, free and clear of any Liens other than restrictions on transfer under applicable state and federal securities laws. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares. The Stockholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.
(d)   Brokers.   No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of the Stockholder.
(e)   Merger Agreement.   The Stockholder understands and acknowledges that Parent is entering into, and causing Sub to enter into, the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.
Section 2.   Representations and Warranties of Parent.   Parent hereby represents and warrants to each Stockholder as follows: Parent has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent. Parent has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to such enforceability potentially being limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent under, any provision of any Contract to which Parent is a party or by which any properties or assets of Parent are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Action, Judgment or applicable Law applicable to Parent or the properties or assets of Parent. No consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports by Parent under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.
Section 3.   Agreement to Vote; Other Covenants of the Stockholders.   Each Stockholder covenants and agrees as follows:
(a)   Agreement to Vote.
(1)   In Favor of Merger.   At any meeting of the stockholders of the Company called to seek the Company Stockholder Approval, or at any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement, any other Transaction Agreement, the Merger, or any other Transaction is sought, the Stockholder (i) shall, if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum and respond to each request by Parent or the Company for written consent, if any, and (ii) shall vote or cause to be voted (and with respect to the Company Series A Preferred Stock, on an as-converted basis) (including by written consent, if applicable) the Subject Shares in favor of granting the Company Stockholder Approval.
(2)   Against Other Transactions.   At any meeting of stockholders of the Company or at any postponement or adjournment thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) (and with respect to the Company Series A Preferred Stock, on an as-converted basis) the Subject Shares against (including by withholding written consent, if applicable) (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (ii) any Acquisition Proposal, (iii) any election of directors of the Company (other than the election of directors proposed by the Company as part of “management’s slate” in the Company’s own proxy statement) or any other matters proposed by a third party in a proxy solicitation and (iv) any amendment of the Company Charter or the Company Bylaws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would be reasonably likely to in any manner impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Merger Agreement or any other Transaction Agreement, the Merger, or any other Transaction or change in any manner the voting rights of any class of Company Capital Stock. The Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.
(3)   Revoke Other Proxies.   The Stockholder represents that any proxies heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.
(4)   Irrevocable Proxy.   The Stockholder hereby irrevocably grants to, and appoints, Parent, and any individual designated in writing by Parent, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in a manner consistent with this Section 3(a). The Stockholder understands and acknowledges that Parent is entering into and causing Sub to enter into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(a)(4) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement. Upon delivery of written request to do so by Parent, such Stockholder shall as promptly as practicable execute and deliver to Parent a separate written instrument or proxy that embodies the terms of the irrevocable proxy set forth in this Section 3(a)(4).
(b)   Conversion of Preferred Stock.   To the extent the Stockholder holds any shares of Company Series A Preferred Stock, the Stockholder shall submit all of its shares of Company Series A Preferred Stock for conversion into shares of Company Common Stock in accordance with Section 6 of the Certificate of Powers, Designations, Preferences and Rights of such Company Series A Preferred Stock (the “Preferred Stock Certificate of Designation”), with such conversion to only become effective immediately prior to the Effective Time in connection with the consummation of the Merger (which conversion, for the avoidance of doubt, shall be “in connection with” a Make-Whole Fundamental Change (as such terms are used and defined in the Preferred Stock Certificate of Designation), at the then applicable Conversion Rate (as defined in the Preferred Stock Certificate of Designation), including any increase to the Conversion Rate pursuant to Section 6(i) of the Preferred Stock Certificate of Designation. The Stockholder shall not submit any shares of Company Series A Preferred Stock for conversion into shares of Company Common Stock at any other time other than as set forth in this Section 3(b). The Stockholder and the Company agree that, if the Merger Agreement shall have been validly terminated in accordance with its terms, (a) the election to convert shall be deemed to be automatically validly withdrawn and the conversion shall not occur, and (b) the Company shall, and shall cause the Conversion Agent (as defined in the Certificate of Designation) to, promptly return to the Stockholder all shares of Company Preferred Stock surrendered in connection with the conversion. To the extent the Stockholder holds any shares of Company Series A Preferred Stock, the Stockholder hereby acknowledges and agrees that, in accordance with Section 5(b) of the Preferred Stock Certificate of Designation, the holders of the Company Series A Preferred Stock shall not be entitled to vote as a separate class with respect to the consummation of the transactions contemplated by the Merger Agreement, but shall vote together as one class with the shares of Company Common Stock (with each outstanding share of Company Series A Preferred Stock entitled to cast the number of votes equal to the number of whole shares of Company Common Stock into which such share of Company Series A Preferred Stock is convertible as of the record date for determining stockholders entitled to vote at the Company Stockholder Meeting).
(c)   No Transfer.   Other than pursuant to this Agreement, the Stockholder shall not, directly or indirectly, (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any person other than pursuant to the Merger, (ii) grant any proxies (other than as set forth in this Agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, (iii) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying the Stockholder from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Notwithstanding the foregoing, the Stockholder may make (1) transfers by will or by community property laws or other transfers for estate-planning purposes, subject to the transferee executing and delivering a voting agreement substantially identical to this Agreement to Parent prior to such transfer, in which case this Agreement shall bind the transferee, (2) with respect to the Stockholder’s Company Stock Options which expire on or prior to the termination of this Agreement, transfers, sale, or other disposition of Subject Shares to the Company as payment for the (i) exercise price of the Stockholder’s Company Stock Options and (ii) taxes applicable to the exercise of such Stockholder’s Company Stock Options, (3) with respect to the Stockholder’s Company RSU Awards, (i) transfers for the net settlement of Stockholder’s Company RSU Awards settled in Subject Shares (to pay any tax withholding obligations) or (ii) transfers for receipt upon settlement of such Stockholder’s Company RSU Awards, and the sale of a sufficient number of such Subject Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by the Stockholder as a result of such settlement, (4) if the Stockholder is a partnership or limited liability company, a transfer to one or more partners or members of Stockholder or to an Affiliated corporation, trust or other Person under common control with the Stockholder, or if the Stockholder is a trust, a transfer to a beneficiary, provided that in each such case the applicable transferee has executed and delivered a voting agreement substantially identical to this Agreement to Parent prior to such transfer and (5) transfers, sales or other dispositions as Parent may otherwise agree in writing in its sole discretion. If any voluntary or involuntary transfer of any Subject Shares covered hereby shall occur (including a transfer or disposition permitted by the foregoing sentence, sale by the Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.
(d)   No Solicitation.   The Stockholder shall not, and shall cause any officer, director or employee of, or any investment banker, attorney or other adviser or representative of, the Stockholder not to, directly or indirectly (i) solicit, initiate or encourage the submission of, any Acquisition Proposal, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, (ii) enter into any Acquisition Agreement with respect to any Acquisition Proposal or (iii) enter into, participate in or continue any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with or facilitate or enable any Acquisition Proposal.

(e)   Waiver of Appraisal Rights.   The Stockholder hereby irrevocably waives, and agrees not to exercise or assert, any appraisal rights under Section 262 of the DGCL and any other similar statute in connection with the Merger.
(f)   No Inconsistent Actions or Statements.   The Stockholder shall not, and shall cause its Affiliates not to (i) make any Acquisition Proposal or (ii) issue any press release or make any other public statement with respect to the Merger Agreement, the Merger any other Transaction Agreement or Transaction, without the prior consent of Parent, except in the case of this clause (ii) as may be required by applicable Law.
(g)   Disclosure in Proxy Statement.   The Stockholder consents and authorizes Parent and the Company to publish and disclose in the Proxy Statement and all documents filed with the SEC in connection with the Merger Agreement its identity and beneficial ownership of the Subject Shares and the nature of its obligations under this Voting Agreement.
(h)   Notification of Acquisition of Additional Shares.   At all times during the period commencing with the execution and delivery of this Agreement and continuing until termination hereof, the Stockholder shall promptly notify Parent of the number of any additional shares of Company Common Stock, Company Series A Preferred Stock or other capital stock of the Company and the number and type of any other voting securities of the Company acquired by such Stockholder, if any, after the date hereof and promptly deliver to Parent an updated Schedule A including such Subject Shares. In the event of a stock dividend or distribution, or any change in any of the Company Common Stock, Company Series A Preferred Stock or other capital stock of the Company by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the terms “Subject Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged.
Section 4.   Termination.   This Agreement shall terminate upon the earliest of (i) the Effective Time, (ii) upon the termination of the Merger Agreement in accordance with its terms or (iii) the mutual written agreement of the parties to terminate this Agreement, other than with respect to the liability of any party for breach hereof prior to such termination. The Stockholder may terminate this Agreement upon the entry by the Company without the prior written consent of the Stockholder into any amendment, waiver or modification of the Merger Agreement that results in (i) a change to the form of consideration to be paid thereunder or (ii) a decrease in the Merger Consideration.
Section 5.   Additional Matters.   Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.
Section 6.   General Provisions.
(a)   Amendments.   This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto, provided that this Agreement may be amended, and any provision hereof may be waived, with respect to any Stockholder by an instrument in writing signed by Parent and such Stockholder, without the consent of any other party.
(b)   Capacity as Stockholder.   Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of the Company Subsidiaries or in such Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust, if applicable. Nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of the Company in the exercise of his or her fiduciary duties consistent with the terms of the Merger Agreement solely in his or her capacity as a director and/or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

(c)   Notice.   All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.02 of the Merger Agreement and to each Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).
(d)   Interpretation.   When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The preamble and the recitals set forth at the beginning of this Agreement are incorporated by reference and made a part of this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or thing extends, and such word or phrase shall not simply mean “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The terms “or”, “any” or “either” are not exclusive.
(e)   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
(f)   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against Parent when one or more counterparts have been signed by Parent and delivered to each Stockholder. This Agreement shall become effective against each Stockholder when one or more counterparts have been executed by such Stockholder and delivered to Parent. Each party need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, “.pdf” format or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.
(g)   No Agreement Until Executed.   Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between Parent and any Stockholder unless and until (a) the Company Board has approved, for purposes of any applicable anti-takeover Laws and regulations and any applicable provision of the certificate of incorporation of the Company, the Merger Agreement and the Transactions, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by Parent and such Stockholder.
(h)   Entire Agreement; No Third-Party Beneficiaries.   This Agreement (i) constitutes the entire agreement and supersedes all prior agreements, understandings and representations, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights (except the rights conferred upon those persons specified as proxies pursuant to Section 3(a)(4)) or remedies hereunder.
(i)   Governing Law.   This Agreement and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws principles of such State.
(j)   Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Parent without the prior written consent of each Stockholder or by any Stockholder without the prior written consent of Parent, and any purported assignment without such consent shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(k)   Enforcement.   The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in the event any dispute arises out of this Agreement or any Transaction, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (d) agrees that it will not bring any action relating to this Agreement or any Transaction in any other court and (e) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
Section 7.   Other Matters.   The Stockholder specifically identified on Schedule B hereto hereby agrees to take the actions specified therein.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.
[Name of Parent]
By

Name:
Title:
[Name of Stockholder]
By

Name:
Title:

[Name of Stockholder]

SCHEDULE A
Name and Address of Stockholder	Total Shares of Common Stock Owned	Total Shares of Series A Preferred Stock Owned

ANNEX I
Spousal Consent
The undersigned represents and warrants that the undersigned is the spouse of:
Name of Stockholder
and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), dated as of September 9, 2020, among Austin HoldCo Inc., a Delaware corporation (“Parent”), the undersigned’s spouse, and any other parties signatory thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest or quasi community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest or quasi community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.
Dated: September 9, 2020

Name:

Annex E
NMV Voting Agreement
Execution Version
VOTING AGREEMENT, dated as of October 6, 2020 (this “Agreement”), among Virtusa Corporation, a Delaware corporation (the “Company”), and the persons listed on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”).
WHEREAS Austin HoldCo Inc., a Delaware corporation (“Parent”), the Company, Austin HoldCo Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), and the Company entered into an Agreement and Plan of Merger dated as of September 9, 2020 (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company;
WHEREAS each Stockholder beneficially owns the number of shares of Company Common Stock set forth opposite such Stockholder’s name on Schedule A hereto (such shares of Company Common Stock, Company Series A Preferred Stock and other capital stock of the Company, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”); and
WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has requested that the Stockholders enter into this Agreement.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1.   Representations and Warranties of the Stockholders.   Each Stockholder hereby represents and warrants to the Company (only as to such Stockholder and not any other Stockholder) as follows:
(a)   Authority; Execution and Deliver; Enforceability.   The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. The Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to such enforceability potentially being limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally. The execution and delivery by the Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Stockholder under, any provision of any Contract to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Action, Judgment or applicable Law applicable to the Stockholder or the properties or assets of the Stockholder.
(b)   No consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.
(c)   The Subject Shares.   The Stockholder is the record and/or beneficial owner of and has good and marketable title to, the Subject Shares, free and clear of any Liens other than restrictions on transfer under applicable state and federal securities laws. As of the date hereof, the Stockholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares. The Stockholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement.
(d)   Brokers.   No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other Transactions based upon arrangements made by or on behalf of the Stockholder.
(e)   Settlement Agreement.   The Stockholder understands and acknowledges that the Company is entering into the Settlement Agreement, dated as of the date hereof, by and among the Company and the Stockholders in reliance upon the Stockholder’s execution and delivery of this Agreement.
Section 2.   Representations and Warranties of the Company.   The Company hereby represents and warrants to each Stockholder as follows: The Company has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. The Company has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to such enforceability potentially being limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally. The execution and delivery by the Company of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company under, any provision of any Contract to which the Company is a party or by which any properties or assets of the Company are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any Action, Judgment or applicable Law applicable to the Company or the properties or assets of the Company. No consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports by the Company under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.
Section 3.   Agreement to Vote; Other Covenants of the Stockholders.   Each Stockholder covenants and agrees as follows:
(a)   Agreement to Vote.
(1)   In Favor of Merger.   Subject to Section 3(c), at any meeting of the stockholders of the Company called to seek the Company Stockholder Approval, or at any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement, any other Transaction Agreement, the Merger, or any other Transaction is sought (collectively, the “Special Meeting”), the Stockholder (i) shall, if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum and respond to each request by the Company or the Company for written consent, if any, and (ii) shall vote or cause to be voted (and with respect to the Company Series A Preferred Stock, on an as-converted basis) (including by written consent, if applicable) the Subject Shares in favor of granting the Company Stockholder Approval.
(2)   Against Other Transactions.   Subject to Section 3(c), at any meeting of stockholders of the Company or at any postponement or adjournment thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) (and with respect to the Company Series A Preferred Stock, on an as-converted basis) the Subject Shares against (including by withholding written consent, if applicable) (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (ii) any Acquisition Proposal, (iii) any election of directors of the Company (other than the election of directors proposed by the Company as part of “management’s slate” in the Company’s own proxy statement) or any other matters proposed by a third party in a proxy solicitation and (iv) any amendment of the Company Charter or the Company Bylaws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would be reasonably likely to in any manner impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Merger Agreement or any other Transaction Agreement, the Merger, or any other Transaction or change in any manner the voting rights of any class of Company Capital Stock. The Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.
(3)   Revoke Other Proxies.   The Stockholder represents that any proxies heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.
(4)   Irrevocable Proxy.   The Stockholder hereby irrevocably grants to, and appoints, the Company, and any individual designated in writing by the Company, and each of them individually, as the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in a manner consistent with this Section 3(a). The Stockholder understands and acknowledges that the Company is entering into the Settlement Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(a)(4) is given in connection with the execution of the Settlement Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement. Upon delivery of written request to do so by the Company, such Stockholder shall as promptly as practicable execute and deliver to the Company a separate written instrument or proxy that embodies the terms of the irrevocable proxy set forth in this Section 3(a)(4).
(b)   Intentionally Omitted.
(c)   No Transfer.   Other than pursuant to this Agreement, the Stockholder shall not, directly or indirectly, (i) sell, transfer, tender, grant, pledge, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any person other than pursuant to the Merger, (ii) grant any proxies (other than as set forth in this Agreement) or enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, (iii) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying the Stockholder from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Notwithstanding the foregoing or anything else contained in this Agreement, (A) each Stockholder may Transfer any Subject Shares to an Affiliated corporation, trust or other Person under common control with the Stockholder, provided that in each such case the applicable transferee has validly executed and delivered a voting agreement substantially identical to this Agreement to the Company prior to such transfer, (B) the foregoing shall not limit or preclude any transfers or redemptions of interests in any Stockholder that is a hedge fund, private equity fund or similar investment fund so long as such Stockholder continues to own the Subject Shares and be bound by the terms of this Agreement, and (C) after the earlier to occur of (I) November 2, 2020 and (II) the record date for the Special Meeting (such earlier date, the “Trigger Date”), the Stockholder may make (1) transfers of Subject Shares that the Stockholder owns as of the date of this Agreement or hereafter acquires in open market sale transactions where the identity of the ultimate purchaser is not known to such Stockholder or (2) if the Stockholder is a partnership or limited liability company or other form of investment fund, a distribution to one or more partners or members or other owners of such Stockholder, provided that in each such case of (1) and (2) above, either (x) the Stockholder retains voting rights over such Subject Shares by virtue of being the owner thereof as of the record date and the Stockholder remains bound by this Agreement, but the Stockholder will be deemed to have satisfied this clause (x) if, as of the date of any transfer or distribution of Subject Shares effected after the Trigger Date, a record date for the Special Meeting has not been established or if a new record date is established subsequent to any such transfer or distribution that is on a date that is after the date of such transfer or distribution or (y) votes such Subject Shares to be transferred or distributed in favor of the Merger if a proxy card and definitive proxy statement is made available to the Stockholder prior to such sale or distribution and the irrevocable proxy set forth in Section 3(a)(4) over such Subject Shares remains in full force and effect following such sale or distribution so long as the record date for the Special Meeting is not changed after the date of such sale or distribution (it being agreed that if a proxy card and definitive proxy statement is not made available to the Stockholder prior to such sale or distribution, then such Stockholder shall instead comply with the obligations set forth in the prior clause (x)). If any voluntary or involuntary transfer of any Subject Shares covered hereby shall occur other than a transfer of Subject Shares pursuant to clause (ii) or clause (iii) (provided that with respect to clause (C) of the third sentence of this Section 3(c), the Stockholder shall continue to comply with the obligations in sub-clause (x) or, if applicable ,sub-clause (y), of clause (C) of the third sentence of this Section 3(c)) of the foregoing sentence (including a transfer or disposition permitted by clause (i) of the foregoing sentence, sale by the Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.
(d)   No Solicitation.   The Stockholder shall not, and shall cause any officer, director or employee of, or any investment banker, attorney or other adviser or representative of, the Stockholder not to, directly or indirectly (i) solicit, initiate or encourage the submission of, any Acquisition Proposal, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, (ii) enter into any Acquisition Agreement with respect to any Acquisition Proposal or (iii) enter into, participate in or continue any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with or facilitate or enable any Acquisition Proposal.
(e)   Waiver of Appraisal Rights.   The Stockholder hereby irrevocably waives, and agrees not to exercise or assert, any appraisal rights under Section 262 of the DGCL and any other similar statute in connection with the Merger.
(f)   No Inconsistent Actions or Statements.   The Stockholder shall not, and shall cause its Affiliates not to (i) make any Acquisition Proposal or (ii) issue any press release or make any other public statement with respect to the Merger Agreement, the Merger any other Transaction Agreement or Transaction, without the prior consent of the Company, except in the case of this clause (ii) as may be required by applicable Law.
(g)   Disclosure in Proxy Statement.   The Stockholder consents and authorizes the Company to publish and disclose in the Proxy Statement and the Company and Parent to disclose in all documents filed with the SEC in connection with the Merger Agreement its identity and beneficial ownership of the Subject Shares and the nature of its obligations under this Voting Agreement.
(h)   Notification of Acquisition of Additional Shares.   At all times during the period commencing with the execution and delivery of this Agreement and continuing until termination hereof, the

Stockholder shall promptly notify the Company of the number of any additional shares of Company Common Stock, Company Series A Preferred Stock or other capital stock of the Company and the number and type of any other voting securities of the Company acquired by such Stockholder, if any, after the date hereof and promptly deliver to the Company an updated Schedule A including such Subject Shares. In the event of a stock dividend or distribution, or any change in any of the Company Common Stock, Company Series A Preferred Stock or other capital stock of the Company by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the terms “Subject Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged.
Section 4.   Termination.   This Agreement shall terminate upon the earliest of (i) the Effective Time, (ii) upon the termination of the Merger Agreement in accordance with its terms or (iii) the mutual written agreement of the parties to terminate this Agreement, other than with respect to the liability of any party for breach hereof prior to such termination. The Stockholder may terminate this Agreement upon the entry by the Company without the prior written consent of the Stockholder into any amendment, waiver or modification of the Merger Agreement that results in (i) a change to the form of consideration to be paid thereunder or (ii) a decrease in the Merger Consideration.
Section 5.   Additional Matters.   Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.
Section 6.   General Provisions.
(a)   Amendments.   This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto, provided that this Agreement may be amended, and any provision hereof may be waived, with respect to any Stockholder by an instrument in writing signed by the Company and such Stockholder, without the consent of any other party.
(b)   Capacity as Stockholder.   Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of the Company Subsidiaries or in such Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust, if applicable. Nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of the Company in the exercise of his or her fiduciary duties consistent with the terms of the Merger Agreement solely in his or her capacity as a director and/or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.
(c)   Notice.   All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company in accordance with Section 9.02 of the Merger Agreement and to each Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).
(d)   Interpretation.   When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The preamble and the recitals set forth at the beginning of this Agreement are incorporated by reference and made a part of this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or thing extends, and such word or phrase shall not simply mean “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The terms “or”, “any” or “either” are not exclusive.

(e)   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
(f)   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against the Company when one or more counterparts have been signed by the Company and delivered to each Stockholder. This Agreement shall become effective against each Stockholder when one or more counterparts have been executed by such Stockholder and delivered to the Company. Each party need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, “.pdf” format or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.
(g)   Intentionally Omitted.
(h)   Entire Agreement; No Third-Party Beneficiaries.   This Agreement (i) constitutes the entire agreement and supersedes all prior agreements, understandings and representations, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights (except the rights conferred upon those persons specified as proxies pursuant to Section 3(a)(4)) or remedies hereunder. Nothing herein effects the Settlement Agreement which shall remain in effect in accordance with the terms set forth therein.
(i)   Governing Law.   This Agreement and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws principles of such State.
(j)   Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Company without the prior written consent of each Stockholder or by any Stockholder without the prior written consent of the Company, and any purported assignment without such consent shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
(k)   Enforcement.   The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in the event any dispute arises out of this Agreement or any Transaction, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (d) agrees that it will not bring any action relating to this Agreement or any Transaction in any other court and (e) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.
Virtusa Corporation
By:
/s/ Kris Canekeratne

Name:
Kris Canekeratne

Title:
Chief Executive Officer

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.
STOCKHOLDERS:
NEW MOUNTAIN VANTAGE LO, L.P.
By:
/s/ Daniel Riley

Name:
Daniel Riley

Title:
Authorized Person

NEW MOUNTAIN VANTAGE FOCUS, L.P.
By:
/s/ Daniel Riley

Name:
Daniel Riley

Title:
Authorized Person

NEW MOUNTAIN VANTAGE (CALIFORNIA) II, L.P.
By:
/s/ Daniel Riley

Name:
Daniel Riley

Title:
Authorized Person

NEW MOUNTAIN VANTAGE, L.P.
By:
/s/ Daniel Riley

Name:
Daniel Riley

Title:
Authorized Person

[Signature Page to Voting Agreement]

NEW MOUNTAIN VANTAGE CO-INVEST II, L.P.
By:
/s/ Daniel Riley

Name:
Daniel Riley

Title:
Authorized Person

NEW MOUNTAIN VANTAGE GP, L.L.C.
By:
/s/ Daniel Riley

Name:
Daniel Riley

Title:
Authorized Person

NEW MOUNTAIN VANTAGE ADVISERS, L.L.C.
By:
/s/ Daniel Riley

Name:
Daniel Riley

Title:
Authorized Person

[Signature Page to Voting Agreement]

SCHEDULE A
Name and Address of Stockholder	Total Shares of Common Stock Owned (10/5/2020)	Total Shares of Series A Preferred Stock Owned
New Mountain Vantage, L.P. 1633 Broadway, 48th Floor New York, NY 10019	93,923	—
New Mountain Vantage Focus, L.P. 1633 Broadway, 48th Floor New York, NY 10019	144,256	—
New Mountain Vantage (California) II, LP 1633 Broadway, 48th Floor New York, NY 10019	534,594	—
New Mountain Vantage LO, LP 1633 Broadway, 48th Floor New York, NY 10019	33,749	—
New Mountain Vantage Co-Invest II, L.P. 1633 Broadway, 48th Floor New York, NY 10019	1,788,143	—
New Mountain Vantage GP, L.L.C. 1633 Broadway, 48th Floor New York, NY 10019	385,000	—
Total:	2,979,665

virtusa

Virtusa Corporation
Proxy for Special Meeting of Stockholders
November 20, 2020, 10:00 AM, Eastern Time

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week.

Internet and telephone voting are available through 11:59 P.M. Eastern Time the day before the Special Meeting date.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you access the website and follow the instructions.

OR

VOTE BY TELEPHONE – 1-888-693-8683

Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Special Meeting date. Have your proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Virtusa Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

CONTROL NUMBER ➔

Important notice regarding the availability of the proxy materials for the Special Meeting of Stockholders to be held on November 20, 2020 at 10:00 AM, Eastern Time:

The Proxy Statement and instructions to pre-register to attend the special meeting virtually are available at **www.ViewOurMaterial.com/VRTU**. If you plan to participate in the virtual meeting, you will need to pre-register by 10:00 AM, Eastern Time on November 19, 2020.

➔ **If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.** ➔

The Board of Directors recommends a vote FOR items 1, 2 and 3. Consummation of the transactions contemplated by the merger agreement (as defined below) is conditioned on the approval of Proposal 1 and not conditioned on the approval of Proposals 2 and 3.

   The board recommends a vote FOR this proposal number 1.

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

   The board recommends a vote FOR this proposal number 2.

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

   The board recommends a vote FOR this proposal number 3.

   ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Stockholder Signature ______________ Date ______

Stockholder (Joint Owner) Signature ______________ Date ______

Please sign exactly as your name or names appear on the records of the Company and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer give full title.

Virtusa Corporation
Proxy for Special Meeting of Stockholders
November 20, 2020, 10:00 AM, Eastern TIme

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

VIRTUSA CORPORATION
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
November 20, 2020, 10:00 AM, Eastern Time

PROXY CARD

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ranjan Kalia and Paul D. Tutun, together, and each of them singly, proxies, with full power of substitution to vote all shares of stock of Virtusa Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held virtually via https://www.cesonlineservices.com/vrtu20_vm on November 20, 2020 at 10:00 AM, Eastern Time, and at any adjournments or postponements thereof, upon matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated October 20, 2020, a copy of which has been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES, TO THE EXTENT PERMITTED BY RULE 14a-4(c) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. YOU MAY ALSO SUBMIT YOUR VOTE VIA THE INTERNET (WWW.CESVOTE.COM) BY FOLLOWING THE INSTRUCTIONS IN THE SECURE WEBSITE OR BY TELEPHONE (1-888-693-8683) BY FOLLOWING THE INSTRUCTIONS IN THE RECORDED MESSAGE. IF YOU VOTE VIA THE INTERNET OR VIA TELEPHONE OR HAVE PREVIOUSLY SENT YOUR PROXY IN, YOU WILL NOT LIMIT YOUR RIGHT TO VOTE VIRTUALLY AT THE SPECIAL MEETING.

See Reverse Side